UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02224

MML Series Investment Fund

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082

(Address of principal executive offices) (Zip code)

Jeffrey M. Dube

100 Bright Meadow Blvd., Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 12/31/2015

Date of reporting period: 12/31/2015

Item 1. Reports to Stockholders.

MML Series Investment Fund
Annual Report

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

MML American Funds® Core Allocation Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2015

MassMutual FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Jeffrey M. Dube

“In our view, the 2015 market environment underscored once again how important it can be for investors to take a long-term perspective and avoid reacting to current events or short-term market changes.”

December 31, 2015

The return of market volatility challenges retirement investors

Welcome to the MML Series Investment Fund Annual Report covering the year ended December 31, 2015. Large-company U.S. stocks and technology shares represented by the S&P 500® Index, NASDAQ Composite® Index, and Dow Jones Industrial AverageSM outperformed stocks of small and midsize U.S. companies along with foreign stocks from both developed and emerging markets in a volatile market environment. Despite the challenges presented by slowdowns in large and emerging economies across the globe, the U.S. economy continued to show overall progress. The economic difficulties elsewhere, which were exacerbated by new concerns about China, continuing low oil prices, and other factors, created a challenging investing environment that left some major U.S. and international stock indexes in negative territory for the year. While the market volatility that generally characterized the year presented a significant challenge, it can serve to remind investors that market conditions are cyclical and subject to change at any time.

In our view, the 2015 market environment underscored once again how important it can be for investors to take a long-term perspective and avoid reacting to current events or short-term market changes. We also believe individuals are wise to maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with the ups and downs of the market.

Suggestions for retirement investors under any market conditions

•	You are likely in it for the long term. Investing for retirement doesn’t happen overnight. Many people save and invest throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your long-term investment goals.

•	Continue to invest. Of course, you can’t control the performance of your investments, but you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as possible can help you boost your retirement savings.*

•	Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Who and what matter most

We believe “Who Matters Most to You Says the Most About You.” Helping our customers prepare for the kind of financial future they see for themselves matters most to us. That’s why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

markets or day-to-day events that may seem unsettling. We also believe changing market conditions have the potential to reward patient investors. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your continued confidence and trust in us.

Sincerely,

Jeffrey M. Dube

President

The information provided is the opinion of MassMutual Retirement Services Investments Services as of 1/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2015

Stocks mixed in a period of economic weakness abroad and low oil prices

Stock performance was mixed in the U.S. and around the world in a volatile market environment that challenged investors for much of the year ended December 31, 2015. High-quality U.S. bonds finished in positive territory, as many investors sought cover in the traditionally safer investments amid the market choppiness. Data pointing to weakness in certain measures confounded investors at different points during the year, but the U.S. economy continued to show overall progress, which stood in contrast to slowdowns in other large and emerging markets across the globe. Geopolitical wrangling centered around the Middle East, economic events and issues in China and Europe, dramatically lower oil prices, the strength of the U.S. dollar versus other benchmark currencies, and the latest announcements from the Federal Reserve (“Fed”) occupied the attention of investors and impacted markets throughout the year.

As 2015 kicked off, Fed watchers – fresh from witnessing the end of the central bank’s Quantitative Easing monthly bond purchase program in autumn 2014 – were speculating about when the central bank would see the U.S. economy as strong enough to begin increasing key short-term interest rates. Investors drove market volatility in reaction to economic data and statements by the Fed that possibly offered clues about when increases might start. The U.S. economy continued to show improvement in key measures, including in unemployment and some price categories; but the threat to U.S. growth represented by the nearly worldwide economic slowdown and unsettling news from China contributed to the Fed’s decision to delay increasing interest rates until its final meeting of the year in mid-December, when policymakers increased the federal funds rate by 0.25%, from 0.0% – 0.25% to 0.25% – 0.50% and made comparable increases in other relevant short-term rates. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.)

Slowing economic growth and weak demand in foreign markets combined with an overabundant supply drove investor concerns about oil, which continued its dramatic decline into 2015 before finally hitting a low of $43.39 per barrel in mid-March. The closely watched commodity gushed as high as $61.36 in June, and dropped to $38.22 in the late-August market turmoil. Oil never got as high as $50 again in 2015 and finished the year at $37.13, its lowest price since the height of the 2008 financial crisis. U.S. retail gasoline prices started 2015 at their lowest levels since 2009 and drove uphill into mid-summer before rolling back down to near where they had started the year. Gold prices peaked in late January 2015 at $1,295.75 per ounce then lost luster for much of the rest of the year and finished at approximately $1,060.

Market performance

A strong fourth quarter for U.S. stocks, with the strongest gains coming in October, helped lift most broad-market indexes into positive territory, but small- and mid-cap stocks failed to keep pace and declined for the year. The full-year advances in the most widely followed U.S. indexes masked the volatile environment, as the strong U.S. dollar made American goods more expensive in foreign markets and the nearly worldwide economic slowdown reduced overall demand. For the year, the technology-focused NASDAQ Composite® Index rose 6.96%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 1.38%, and the blue-chip Dow Jones Industrial AverageSM (Dow) just made it into positive territory with a 0.21% advance. Conversely, the Russell 2000® Index of small-capitalization stocks declined 4.41%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, fell 0.81%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, dropped 14.92%.*

Bonds mainly advanced during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising just 0.55% in the nearly unrelenting low interest rate environment. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 0.57%. Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.03%. The impact of lower oil prices on energy companies during the year worked against high-yield bonds, as many issuers of such bonds are energy companies. In this environment, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, dropped 4.47% for the year. The yield of the bellwether 10-year Treasury note increased from 2.17% at the beginning of 2015 to 2.27% at the close of business on the last day of the year, although that change masked considerable volatility along the way.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Q1 2015: Market momentum cools amid increasing talk of Fed rate hikes

In the first quarter of 2015, U.S. stocks declined in January and March, but produced strong gains in February. When the dust settled at the end of March, some key market benchmarks were not far from where they started the quarter. Much of the downside volatility in January was due to weakness in crude oil prices. A surging U.S. dollar also fueled concern about multinational companies that derive a significant portion of their profits from overseas, especially Europe.

February brought renewed optimism among stock investors amid some stabilization in oil’s price and favorable corporate earnings reports. However, stocks surrendered some of those gains in March, as a better-than-expected February employment report raised the possibility that the Fed might speed up its timetable for raising short-term interest rates. Other reports offered a mixed picture of the U.S. economy, however. According to data released in the first quarter, gross domestic product (GDP) expanded by a relatively modest 2.2% in the fourth quarter of 2014, which also included weak durable goods orders and retail sales.

The possibility of Greece defaulting on its debt following the January election of Prime Minister Alexis Tsipras (who had run a campaign against austerity), air strikes in Yemen by Saudi Arabia, more disappointing economic data from Europe and China, and concern about the upcoming second-quarter earnings season were other factors unsettling the market as the first quarter wound to a close.

Q2 2015: Greek debt crisis drives increased volatility

U.S. stocks were choppy in the second quarter of 2015, and most indexes made little headway in either direction. Investors sought clarity on a number of issues, including the debt problems of Greece, the sustainability of the U.S. economic recovery following a weak first quarter, when the Fed’s first interest-rate hike since mid-2006 could occur, and the near-term path of crude oil and the U.S. dollar.

Despite repeated efforts to forge an agreement with other countries in the European Union to reschedule its debt, Greece was unable to make a loan payment to the International Monetary Fund of €1.6 billion (euro), or roughly $1.8 billion, by a June 30 deadline. The default resulted in Greek banks and markets closing the week of June 29 through July 3. Global stock markets fell sharply in response on Monday, June 29, but stabilized on the final day of the quarter.

On the U.S. economic front, the news was somewhat encouraging – but still mixed. First-quarter GDP had originally been reported at -0.7% but underwent an upward revision to -0.2%. Nonfarm payrolls bounced back nicely in April and May after falling well short of estimates in March; however, industrial production remained weak amid challenges from lower oil prices and the stronger dollar.

The Fed’s Open Market Committee met in April and June, deciding both times to leave short-term interest rates unchanged. Crude oil, the focus of so much attention in prior quarters due to its steep decline, receded from the limelight in the second quarter when prices for the commodity rose.

Q3 2015: China’s economic slowdown sinks stocks worldwide; Fed leaves rates unchanged

U.S. stocks struggled in the third quarter of 2015, as concerns about China and fresh weakness in commodity prices prompted nervous investors to sell stocks and seek safer ground. A string of disappointing reports on China’s economy, coupled with that nation’s decision to devalue its currency on August 11 and another freefall in its share prices, contributed to the risk-sensitive environment.

The extreme volatility in Chinese stocks – partly a result of local investors buying on margin – had little effect on U.S. securities markets for much of 2015, but that changed in August, as the Shanghai Stock Exchange Composite Index plunged 43% following its mid-June peak. Most major U.S. stock benchmarks had their worst quarter since 2011 after U.S. stocks dropped roughly 10% in a decline that mostly occurred in just a handful of days in the second half of August. Crude oil prices had recovered somewhat starting in early spring, but again came under pressure during the August stock decline before regaining some ground by the end of the quarter. Following its mid-September meeting, the Fed provided few clues to investors about when the central bank would start increasing interest rates, and the lack of guidance roiled markets in the immediate aftermath.

4

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Despite the market jitters, most data indicated the U.S. economy was expanding at a reasonably healthy rate, even if the progress was subpar compared with most other post-World War II recoveries. Following a slow first quarter attributed to extreme weather, the final revised estimate for U.S. second-quarter growth came in at a fairly robust 3.9% annual rate, and overall expectations for 2015 were about in line with 2014’s annual growth of 2.4%. In August, the U.S. unemployment rate fell from 5.3% to 5.1%, the lowest level in seven years.

Q4 2015: Good quarter in a mediocre year; Fed increases rates

Stocks recovered strongly in October, with two of the most widely followed U.S. equity benchmarks, the Dow and the S&P 500, turning in their best monthly gains since October 2011. Fears about China and crude oil eased, and a weak September payroll number fueled hopes that the Fed might delay raising short-term interest rates; however, the October and November employment reports were considerably stronger, renewing talk of a rate increase, which ultimately occurred at the Fed’s December 16 meeting. Elsewhere, crude oil broke to another new low for the year in December and ended 2015 with an annual decline of 31% after falling almost 50% in 2014. These factors led to choppy market action over the final two months of the year.

Data from the Department of Commerce continued to support the view the U.S. economy is generally expanding at a reasonably healthy rate that, nevertheless, has been subdued compared with most other post-World War II recoveries. Following a weak 0.6% pace for real (inflation-adjusted) GDP in the first quarter, second-quarter growth rebounded strongly, putting GDP at 3.9%, but it settled back to 2.0% in the third quarter. As of late December, the Fed was forecasting further slowing and GDP at 1.3% for the fourth quarter.

With 2015 in the books, stocks worldwide kicked off 2016 by declining sharply in response to more bad news about the Chinese economy, and investors entered the new year wary of many of the same factors that drove markets in 2015, including the ongoing impact of economic malaise in China, Europe and emerging markets, the low price of oil, the timetable for Fed interest rate increases and the potential actions of other central banks around the world.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MML Allocation Fund Series – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. Each Fund invests in a combination of domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds can include series of the MML Series Investment Fund and MML Series Investment Fund II (which are advised by MML Investment Advisers, LLC (MML Advisers), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Series’ investment adviser is MML Advisers.

Through their investment in MML Underlying Funds, the Funds may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high-yield” bonds, including securities in default), inflation-protected securities, bank loans, commodities, real estate, and short-term investments of any kind.

Each Fund’s assets are allocated to its MML Underlying Funds according to an asset allocation strategy stated below. Each Fund may allocate a portion of its assets to “alternative” investments, such as investments in commodities, precious metals, real estate, and foreign currencies.

•	MML Conservative Allocation Fund: Approximately 40% in equity and similar funds and 60% in fixed income and similar funds, including money market funds.

•	MML Balanced Allocation Fund: Approximately 50% in equity and similar funds and 50% in fixed income and similar funds, including money market funds.

•	MML Moderate Allocation Fund: Approximately 60% in equity and similar funds and 40% in fixed income and similar funds, including money market funds.

•	MML Growth Allocation Fund: Approximately 75% in equity and similar funds and 25% in fixed income and similar funds, including money market funds.

•	MML Aggressive Allocation Fund: Approximately 90% in equity and similar funds and 10% in fixed income and similar funds, including money market funds.

How did each Fund perform during the 12 months ended December 31, 2015?

The return of each Fund’s Initial Class shares is shown below. Also shown are the returns of each Fund’s Custom Index (defined below); the Russell 3000® Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on market capitalization; the MSCI All Country World Index (ACWI) ex USA, an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States; and the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

	Fund’s Initial Class Return	Custom Index Return	Russell 3000 Index Return	MSCI ACWI ex USA Return	Barclays U.S. Aggregate Bond Index Return
MML Conservative Allocation Fund	-0.38%	-0.02%	0.48%	-5.66%	0.55%*

MML Balanced Allocation Fund	-0.36%	-0.18%	0.48%*	-5.66%	0.55%

6

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

	Fund’s Initial Class Return	Custom Index Return	Russell 3000 Index Return	MSCI ACWI ex USA Return	Barclays U.S. Aggregate Bond Index Return

MML Moderate Allocation Fund	-0.64%	-0.34%	0.48%*	-5.66%	0.55%

MML Growth Allocation Fund	-0.71%	-0.60%	0.48%*	-5.66%	0.55%

MML Aggressive Allocation Fund	-0.84%	-0.87%	0.48%*	-5.66%	0.55%

* Benchmark return

Each of the MML Allocation Series Funds – except MML Aggressive Allocation Fund – underperformed its respective Custom Index. All five Funds underperformed the Russell 3000 Index and the Barclays U.S. Aggregate Bond Index for the full year. Conversely, all five Funds outpaced the MSCI ACWI ex USA.

MML Allocation Fund Series Custom Indexes

•	The Custom MML Conservative Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI All Country World Index (ACWI) ex USA. The weightings of each index are 60%, 30%, and 10%, respectively.

•	The Custom MML Balanced Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI All Country World Index (ACWI) ex USA. The weightings of each index are 50%, 37.5%, and 12.5%, respectively.

•	The Custom MML Moderate Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI All Country World Index (ACWI) ex USA. The weightings of each index are 40%, 45%, and 15%, respectively.

•	The Custom MML Growth Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI All Country World Index (ACWI) ex USA. The weightings of each index are 25%, 56.25%, and 18.75%, respectively.

•	The Custom MML Aggressive Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI All Country World Index (ACWI) ex USA. The weightings of each index are 10%, 67.5%, and 22.5%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

For the year ended December 31, 2015, the Series Funds delivered slightly negative returns. As in 2014, once again diversification did not pay off in 2015 – as we continued to see markets in which only certain investment categories rewarded investors. Indeed, the S&P 500® Index was one of the only major global equity indexes to post a positive return for the year.

In the equity (stock) components of the Series, performance drivers included underweight positioning, relative to Series history, in international stocks as well as favorable strategy selection in international MML Underlying Funds, including Oppenheimer International Growth Fund and Oppenheimer Global Fund. In the U.S., performance by mid-cap equity strategies held by the Series Funds helped offset the general weakness of the mid-cap market in 2015. In the large-cap equity segment of the Series, allocation and strategy selection in large-cap growth MML Underlying Funds made a solid contribution, particularly the Series Funds’ allocation to the MML Blue Chip Growth Fund. Additional allocation in the MML Focused Equity Fund, a concentrated large-cap equity strategy, was a notable detractor from the Series Funds’ performance for the year.

7

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

In the fixed-income (bond) components of the Series, allocation to sectors that are not included in the Barclays U.S. Aggregate Bond Index detracted. The Series allocation to high-yield bonds declined as weakness in oil prices plagued bond issuers in the poorly performing energy sector and lost additional ground in response to the Federal Reserve’s (the “Fed”) long-awaited increase in interest rates. Series positioning in U.S. Treasury inflation-protected securities (“TIPS”) – which declined due to falling inflation expectations – also worked against returns. Series holdings within the investment-grade market segment lagged their benchmarks, as managers of MML Underlying Funds in this segment dealt with market realities in positioning portfolios in consideration of Fed interest rate policy, the credit impact of the slowdown in China, and the steep decline in oil prices.

Investment adviser outlook

We believe 2016 is likely to be a challenging year with continued divergence of central bank policy around the world, as the Fed moves toward increasing interest rates while other central banks continue to implement more accommodative monetary policies in an effort to stimulate growth in their respective regions. Slowing growth in China and the prospect of declining earnings in the first half of 2016 are likely to cause even more disruption, in our view. With regard to the management of the Series, we plan to continue focusing on large-cap equities (over their small-cap counterparts), given valuation differentials, and to seek a more neutral positing of growth versus value style, particularly given declines in energy and the potential growth in financial stocks due to rising interest rates. We also expect to seek additional allocation to international equities, as easing central bank policies against a backdrop of significant U.S. dollar strengthening may spark growth in the segment. In the fixed-income positioning of the Series, we plan to continue to focus on increasing quality and reduce exposure to interest rate movements, on the assumption that the Fed may implement more modest rate hikes in 2016.

8

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/15

Fixed Income Funds	57.3%
Equity Funds	42.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/15

Equity Funds	52.1%
Fixed Income Funds	48.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/15

Equity Funds	61.4%
Fixed Income Funds	38.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/15

Equity Funds	75.6%
Fixed Income Funds	24.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/15

Equity Funds	90.0%
Fixed Income Funds	10.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

9

MML Conservative Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Conservative Allocation Fund Initial Class, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/31/07 - 12/31/15
Initial Class	-0.38%	5.90%	4.99%
Barclays U.S Aggregate Bond Index*	0.55%	3.25%	4.50%
Russell 3000 Index	0.48%	12.18%	6.53%
MSCI ACWI ex USA	-5.66%	1.06%	-0.34%
Custom MML Conservative Allocation Index	-0.02%	5.84%	5.18%	+

Hypothetical Investments in MML Conservative Allocation Fund Service Class, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-0.63%	5.63%	5.41%
Barclays U.S Aggregate Bond Index*	0.55%	3.25%	4.43%
Russell 3000 Index	0.48%	12.18%	8.70%
MSCI ACWI ex USA	-5.66%	1.06%	1.21%
Custom MML Conservative Allocation Index	-0.02%	5.84%	6.01%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Balanced Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Balanced Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/31/07 - 12/31/15
Initial Class	-0.36%	6.56%	4.84%
Russell 3000 Index*	0.48%	12.18%	6.53%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.50%
MSCI ACWI ex USA	-5.66%	1.06%	-0.34%
Custom MML Balanced Allocation Index	-0.18%	6.46%	5.23%	+

Hypothetical Investments in MML Balanced Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-0.61%	6.31%	5.52%
Russell 3000 Index*	0.48%	12.18%	8.70%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.43%
MSCI ACWI ex USA	-5.66%	1.06%	1.21%
Custom MML Balanced Allocation Index	-0.18%	6.46%	6.31%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Moderate Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Moderate Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/31/07 - 12/31/15
Initial Class	-0.64%	7.12%	4.94%
Russell 3000 Index*	0.48%	12.18%	6.53%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.50%
MSCI ACWI ex USA	-5.66%	1.06%	-0.34%
Custom MML Moderate Allocation Index	-0.34%	7.07%	5.23%	+

Hypothetical Investments in MML Moderate Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-0.86%	6.86%	5.86%
Russell 3000 Index*	0.48%	12.18%	8.70%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.43%
MSCI ACWI ex USA	-5.66%	1.06%	1.21%
Custom MML Moderate Allocation Index	-0.34%	7.07%	6.56%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Growth Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/31/07 - 12/31/15
Initial Class	-0.71%	7.99%	4.89%
Russell 3000 Index*	0.48%	12.18%	6.53%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.50%
MSCI ACWI ex USA	-5.66%	1.06%	-0.34%
Custom MML Growth Allocation Index	-0.60%	7.96%	5.13%	+

Hypothetical Investments in MML Growth Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-0.97%	7.73%	6.17%
Russell 3000 Index*	0.48%	12.18%	8.70%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.43%
MSCI ACWI ex USA	-5.66%	1.06%	1.21%
Custom MML Growth Allocation Index	-0.60%	7.96%	6.84%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML Aggressive Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Aggressive Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/31/07 - 12/31/15
Initial Class	-0.84%	8.72%	4.86%
Russell 3000 Index*	0.48%	12.18%	6.53%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.50%
MSCI ACWI ex USA	-5.66%	1.06%	-0.34%
Custom MML Aggressive Allocation Index	-0.87%	8.82%	4.92%	+

Hypothetical Investments in MML Aggressive Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-1.07%	8.47%	6.47%
Russell 3000 Index*	0.48%	12.18%	8.70%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.43%
MSCI ACWI ex USA	-5.66%	1.06%	1.21%
Custom MML Aggressive Allocation Index	-0.87%	8.82%	6.99%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with long-term capital growth through a “master feeder” relationship. (See page 52 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research), with substantially the same investment objective. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the Master Growth Fund focuses on investments in medium- to large-capitalization companies, the Master Growth Fund’s investments are not limited to a particular capitalization size. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund returned 6.41%, substantially outperforming the 1.38% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also significantly outperformed the 5.67% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, the Fund’s favorable stock selection in the consumer discretionary, health care, and technology sectors was the primary driver of the Fund’s strong performance. In consumer discretionary, where the Fund held an overweight position, relative to the benchmark, Fund holding Amazon continued its market leadership in e-commerce and built on the success of its cloud business, Amazon Web Services. Another Fund holding, Home Depot, a home improvement retailer, outperformed due to the recovery in the U.S. housing market, as well as the growth of its Pro Xtra loyalty program, which has helped convince more contractors to turn to Home Depot as their supplier. In health care, another area in which the Fund held an overweight position, biotechnology companies did well, particularly those with new drugs entering the pipeline for the treatment of rare diseases. For example, Fund holding Incyte, which focuses on small molecule drugs for cancer and inflammation, advanced for the year. Another Fund holding, Regeneron, benefited from its cardiovascular disease drug, Praluent, as well as a robust drug pipeline. In the technology sector, Fund holding Avago Technologies, a component manufacturer for mobile devices, advanced strongly, consistent with the continued growth of the overall mobile phone industry. Finally, Fund holding SalesForce.com, a leader in cloud-based CRM (Customer Relationship Management) solutions, rose on continued growth in 2015.

Specific holdings in the industrials, energy, and materials sectors detracted from the Fund’s performance. In industrials, the Fund held an overweight allocation to airlines earlier in the year, which underperformed on fears of increased competition and capacity growth (which can translate to lower ticket prices, since the supply of seats increases). The Fund sold most of its airline holdings in the first half of the year – including American Airlines and United Continental. Fund holdings in the materials and energy sectors, including Noble Energy, declined along with prices across the commodities spectrum, and the Fund’s exploration and production stocks declined more than stocks of large integrated oil companies. In materials, Saskatchewan-based PotashCorp – an integrated producer of fertilizer, industrial chemicals, and animal feed – underperformed on investor fears of a dividend cut.

Capital Research’s outlook

Market volatility resurfaced in a big way in 2015. Markets were buffeted by slowing growth in China and emerging markets, depressed commodity prices, instability in the Middle East, and a focus on the Federal Reserve in the U.S. American consumers seem to have made their way back to the marketplace, and the U.S. economy has been experiencing moderate growth; however, the uncertainty and unsteadiness of economic growth abroad and fluctuating energy prices drive our belief there may be greater volatility in 2016.

15

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/15

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

16

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Growth Fund Service Class I, the S&P 500 Index, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class I	6.41%	10.74%	7.77%
S&P 500 Index*	1.38%	12.57%	8.75%
Russell 1000 Growth Index	5.67%	13.53%	10.11%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML American Funds International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 52 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company managed by Capital Research and Management Company (Capital Research), with substantially the same investment objective. The Master International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that Capital Research believes have the potential for growth. Although the Master International Fund focuses on investments in medium- to large-capitalization companies, the Master International Fund’s investments are not limited to a particular capitalization size. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund returned -4.93%, outperforming the -5.66% return of MSCI All Country World Index (ACWI) ex USA (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. On the other hand, the Fund trailed the -0.81% return of the MSCI EAFE Index, a widely recognized, unmanaged index representative of equity securities in developed markets around the world, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, Fund holdings in the financials, energy, and health care sectors were the primary drivers of Fund performance. In financials, stock selection contributed to performance, particularly with respect to Indian banks and insurance companies. During 2015, privately managed Indian banks continued to take market share away from their government-operated counterparts, including Fund holdings HDFC Bank and Axis Bank. In insurance, Fund holding AIA Group advanced strongly on the continued growth of demand for life insurance and annuities in the Asia-Pacific region. The Fund held an underweight position in the underperforming energy sector, which benefited relative performance. One strong performer within energy was Fund holding BG Group, a U.K. energy producer that advanced due to its position as an acquisition target of Royal Dutch Shell. In health care, where the Fund’s slightly overweight stake proved beneficial, Fresenius, a German health care provider, was a Fund holding that advanced on investor endorsement of the course taken by company management to expand the business. Fund holding UCB, a Belgian pharmaceutical company that primarily focuses on neurological disease drugs, rose on the success of its treatment for osteoporosis.

From a geographic perspective, China (ex-Hong Kong), where the Fund held a slightly overweight position, was a relative contributor to Fund performance, largely due to the Fund’s focus on Chinese Internet stocks as well as its low exposure to banks and infrastructure companies. Fund holdings that contributed to the Fund’s relative performance included Tencent (a social media platform), Baidu (a popular search engine), and Alibaba (a favored shopping platform). Although Baidu and Alibaba posted slightly negative absolute returns for the year, all three of these Fund holdings outperformed other Chinese stocks. In addition, the Fund largely avoided Canada and Australia, a strategy that contributed to Fund performance, as many of each country’s stocks – particularly those in commodity-related industries – underperformed.

Conversely, Fund holdings in the consumer discretionary, telecommunications, and consumer staples sectors detracted from performance. In consumer discretionary, where the Fund had an overweight stake, Volkswagen was the primary driver of the Fund’s underperformance. The German automobile maker became embroiled in a scandal over its alleged rigging of emissions tests. The Fund ultimately sold its position in Volkswagen. Macau gaming stocks also detracted from performance, with Fund holdings Galaxy Entertainment Group and Sands China losing ground largely due to China’s anti-corruption crackdown and macro-economic weakness. In telecommunications, Fund holding Softbank – a Japanese multinational telecommunications and Internet corporation that owns Sprint USA and a large stake in Alibaba – underperformed largely due to poor performance by Sprint, which continued to face competitive challenges. Finally, an underweight allocation to the strong-performing consumer staples sector, especially with respect to beverages, worked against relative returns. The Fund did not hold AB InBev, the world’s largest brewer and a strong performer, which also held back relative returns. SABMiller, in which the Fund held just a small position, advanced strongly, as it was acquired by AB InBev.

18

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

From a geographic perspective, Japan was a relative detractor because it was one of the strongest-performing developed international equity markets – and the Fund held an underweight stake there. Finally, Hong Kong also detracted as a result of overall weakness in China.

Capital Research’s outlook

Market volatility resurfaced in a big way in 2015. Markets were buffeted by slowing growth in China and emerging markets, depressed commodity prices, instability in the Middle East, and a focus on the Federal Reserve in the U.S.

We believe there is likely to be further volatility in 2016, as major world markets are being pulled in different directions. We believe that questions for investors will revolve around whether or not the U.S. can sustain its growth while China slows, whether consumption in China will pick up enough to offset slowing infrastructure spending, and what opportunity may look like in low-growth areas such as Europe and Japan. Our view is that, as the year unfolds, investors who can see beyond macro-economic headlines and seek out bright spots across the investment landscape potentially stand to benefit.

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/15

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

19

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds International Fund Service Class I, the MSCI ACWI ex USA, and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class I	-4.93%	2.32%	2.30%
MSCI ACWI ex USA*	-5.66%	1.06%	1.21%
MSCI EAFE Index	-0.81%	3.60%	2.07%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex USA and the MSCI EAFE Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series¨ (the “American Underlying Funds”), managed by Capital Research and Management Company (“Capital Research”), using a flexible asset allocation approach. The Fund’s investment adviser invests the Fund’s assets in a combination of domestic and international American Underlying Funds. As of the date of this report, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series – Bond Fund, the American Funds Insurance Series – Blue Chip Income and Growth Fund, the American Funds Insurance Series – Growth-Income Fund, and the American Funds Insurance Series – International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund returned -1.12%, trailing the 1.38% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund outperformed the -5.66% return of the MSCI All Country World Index (ACWI) ex USA, an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Fund also underperformed the 0.55% return of the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. Finally, the Fund’s -1.12% return trailed the 0.61% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Barclays U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex USA (10%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measure the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

The American Funds Insurance Series – Bond Fund (the “Bond Fund”) outperformed the Barclays U.S. Aggregate Bond Index (the “Index”) for the year. The main driver of performance was issuer and bond selection, which included investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS). The Bond Fund’s CMBS holdings from high-quality issuers helped drive returns, as did our strategy with regard to interest rate movements. Conversely, positioning in securities of certain maturities was a minor negative for the Bond Fund, along with its small allocation to high-yield bonds, which underperformed broadly.

The American Funds Insurance Series – Blue Chip Income and Growth Fund (the “Income and Growth Fund”) underperformed the benchmark in 2015. Unfortunately, in 2015, high-dividend-paying stocks – which are a main focus of the Income and Growth Fund – were significantly weaker overall, compared to fast-growing, non-dividend-paying stocks. From a sector perspective, consumer discretionary was the largest detractor, followed by industrials and utilities. In consumer discretionary, the Income and Growth Fund did not hold online retailing giant Amazon, which detracted from relative returns. The Income and Growth Fund’s position in high-dividend-paying stocks in Macau also worked against returns due to a slowdown in China and that country’s anti-corruption crackdown. In industrials, U.S. rail companies – including Income and Growth Fund holdings CSX, Norfolk, and Union Pacific – suffered over investor fears of a U.S. economic slowdown. Utilities underperformed in 2015 and were the

21

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

second-weakest market segment in the S&P 500 – after being the strongest sector in 2014. One laggard in utilities was Income and Growth Fund holding Exelon, an electricity provider and nuclear power plant operator. Income and Growth Fund holdings in the consumer staples, technology, and financials sectors contributed to performance. In consumer staples, tobacco companies and food companies outperformed. Specifically, Income and Growth Fund holdings Altria (tobacco) and Kraft (a food company that merged with Heinz in July) were both standouts. The Income and Growth Fund also benefited from an underweight stake in the underperforming financials sector, which contributed to relative performance, as that sector faced challenges due to interest rate uncertainty.

The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) outperformed the benchmark for the year, as strong stock selection in consumer discretionary, technology, and health care stocks contributed. Amazon, the Growth-Income Fund’s second-largest holding, was the strongest contributor and continued to grow its market leadership in e-commerce and build on the success of its cloud business, Amazon Web Services. Another strong contributor was Alphabet (the parent company of Google), the Growth-Income Fund’s third-largest holding, which continued its dominance in the search engine business. In health care, biotechnology company Gilead was a Growth-Income Fund holding that enjoyed continued success with its hepatitis C drug. Conversely, from a sector perspective, industrials, materials, and energy detracted from the Growth-Income Fund’s performance. In industrials, U.S. rail companies CSX, Norfolk, and Union Pacific were Growth-Income Fund holdings that suffered over investor fears of a U.S. economic slowdown. Fund holdings in the materials and energy sectors declined along with prices across the commodities spectrum. Examples of laggards there included Vale, a Brazilian metals and mining company in the materials sector, and U.K. oil company Royal Dutch Shell, in the energy sector.

The American Funds Insurance Series – International Fund (the “International Fund”) outperformed the MSCI ACWI ex USA (the “Index”) for the year, as International Fund holdings in the financials, energy, and health care sectors were the primary drivers of performance. In financials, stock selection contributed, particularly with respect to Indian banks and insurance companies. Specifically, International Fund holdings HDFC Bank and Axis Bank were top contributors. In insurance, AIA Group was an International Fund holding that advanced strongly, driven by the continued growth of demand for life insurance and annuities in the Asia-Pacific region. The Fund held an underweight position in the underperforming energy sector, which benefited relative performance. Conversely, International Fund holdings in the consumer discretionary, telecommunications, and consumer staples sectors detracted from performance. In consumer discretionary, where the International Fund had an overweight stake, Volkswagen was the largest detractor. The German automobile maker became embroiled in a scandal over its alleged rigging of emissions tests. The International Fund ultimately sold its position in Volkswagen. Macau gaming stocks also detracted, with International Fund holdings Galaxy Entertainment Group and Sands China losing ground, largely due to China’s anti-corruption crackdown and macro-economic weakness. In telecommunications, International Fund holding Softbank – a Japanese multinational telecommunications and Internet corporation that owns Sprint USA and a large stake in Alibaba – underperformed, largely due to poor performance by Sprint, which continued to face competitive challenges. Finally, the International Fund’s underweight allocation to the strong-performing consumer staples sector worked against relative returns.

Capital Research’s outlook

Market volatility resurfaced in a big way in 2015. Markets were buffeted by slowing growth in China and emerging markets, depressed commodity prices, instability in the Middle East and a focus on the Federal Reserve in the U.S.

We believe there is likely to be further volatility in 2016, as major world markets are being pulled in different directions. We believe that questions for investors will revolve around whether or not the U.S. can sustain its growth while China slows, whether consumption in China will pick up enough to offset slowing infrastructure spending, and what opportunity may look like in low-growth areas such as Europe and Japan. Our view is that, as the year unfolds, investors who can see beyond macro-economic headlines and seek out bright spots across the investment landscape potentially stand to benefit.

22

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/15

Equity Funds	64.0%
Fixed Income Funds	36.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

23

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Core Allocation Fund Service Class I, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Core Allocation Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class I	-1.12%	7.11%	5.50%
S&P 500 Index*	1.38%	12.57%	8.75%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.43%
MSCI ACWI ex USA	-5.66%	1.06%	1.21%
Custom MML Core Allocation Index	0.61%	8.27%	6.90%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Core Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

24

MML Conservative Allocation Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 42.8%
MML Blue Chip Growth Fund, Initial Class (a)	1,167,140	$18,429,146
MML Equity Income Fund, Initial Class (a)	1,311,877	14,811,092
MML Focused Equity Fund, Class II (a)	494,591	6,009,276
MML Foreign Fund, Initial Class (a)	940,166	8,922,172
MML Fundamental Growth Fund, Class II (a)	940,992	11,790,634
MML Fundamental Value Fund, Class II (a)	1,124,438	15,967,015
MML Global Fund, Class I (a)	918,807	10,786,796
MML Income & Growth Fund, Initial Class (a)	961,082	10,908,280
MML International Equity Fund, Class II (a)	1,005,672	8,859,973
MML Large Cap Growth Fund, Initial Class (a)	987,465	11,553,346
MML Mid Cap Growth Fund, Initial Class (a)	565,678	8,768,004
MML Mid Cap Value Fund, Initial Class (a)	1,012,760	10,877,046
MML Small Cap Growth Equity Fund, Initial Class (a)	161,880	2,186,669
MML Small Company Value Fund, Class II (a)	340,419	5,065,433
MML Small/Mid Cap Value Fund, Initial Class (a)	195,748	2,219,785
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	40,579	3,118,463
Oppenheimer Global Fund/VA, Non-Service Shares (a)	217,899	8,280,166
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	3,090,684	29,856,003
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	3,148,664	6,927,061

		195,336,360

Fixed Income Funds — 57.3%
MML Dynamic Bond Fund, Class II (a)	5,963,265	57,903,299
MML High Yield Fund, Class II (a)	1,936,560	17,758,252
MML Inflation-Protected and Income Fund, Initial Class (a)	1,831,486	18,150,023
MML Managed Bond Fund, Initial Class (a)	8,526,226	104,975,821
MML Short-Duration Bond Fund, Class II (a)	1,705,983	16,548,033

	Number of Shares	Value
MML Total Return Bond Fund, Class II (a)	4,513,410	$45,991,649

		261,327,077

TOTAL MUTUAL FUNDS (Cost $477,773,933)		456,663,437

TOTAL LONG-TERM INVESTMENTS (Cost $477,773,933)		456,663,437

TOTAL INVESTMENTS — 100.1% (Cost $477,773,933) (b)		456,663,437

Other Assets/(Liabilities) — (0.1)%		(350,065)

NET ASSETS — 100.0%		$456,313,372

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 52.1%
MML Blue Chip Growth Fund, Initial Class (a)	1,712,363	$27,038,213
MML Equity Income Fund, Initial Class (a)	1,744,461	19,694,962
MML Focused Equity Fund, Class II (a)	863,712	10,494,099
MML Foreign Fund, Initial Class (a)	1,578,092	14,976,094
MML Fundamental Growth Fund, Class II (a)	1,356,886	17,001,780
MML Fundamental Value Fund, Class II (a)	1,548,381	21,987,008
MML Global Fund, Class I (a)	1,357,142	15,932,846
MML Income & Growth Fund, Initial Class (a)	1,581,322	17,948,003
MML International Equity Fund, Class II (a)	1,688,153	14,872,626
MML Large Cap Growth Fund, Initial Class (a)	1,417,002	16,578,923
MML Mid Cap Growth Fund, Initial Class (a)	1,018,445	15,785,904
MML Mid Cap Value Fund, Initial Class (a)	1,589,173	17,067,721
MML Small Cap Growth Equity Fund, Initial Class (a)	295,911	3,997,140
MML Small Company Value Fund, Class II (a)	486,852	7,244,363
MML Small/Mid Cap Value Fund, Initial Class (a)	385,482	4,371,363
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	73,033	5,612,556
Oppenheimer Global Fund/VA, Non-Service Shares (a)	346,047	13,149,782
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	4,230,578	40,867,384
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	6,092,835	13,404,237

		298,025,004

Fixed Income Funds — 48.0%
MML Dynamic Bond Fund, Class II (a)	6,262,802	60,811,811
MML High Yield Fund, Class II (a)	2,113,483	19,380,635
MML Inflation-Protected and Income Fund, Initial Class (a)	2,006,442	19,883,840
MML Managed Bond Fund, Initial Class (a)	8,462,758	104,194,402
MML Short-Duration Bond Fund, Class II (a)	2,144,780	20,804,370

	Number of Shares	Value
MML Total Return Bond Fund, Class II (a)	4,817,762	$49,092,996

		274,168,054

TOTAL MUTUAL FUNDS (Cost $588,621,892)		572,193,058

TOTAL LONG-TERM INVESTMENTS (Cost $588,621,892)		572,193,058

TOTAL INVESTMENTS — 100.1% (Cost $588,621,892) (b)		572,193,058

Other Assets/(Liabilities) — (0.1)%		(427,306)

NET ASSETS — 100.0%		$571,765,752

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MML Moderate Allocation Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 61.4%
MML Blue Chip Growth Fund, Initial Class (a)	8,184,941	$129,240,217
MML Equity Income Fund, Initial Class (a)	7,849,388	88,619,596
MML Focused Equity Fund, Class II (a)	5,314,303	64,568,779
MML Foreign Fund, Initial Class (a)	7,686,617	72,945,999
MML Fundamental Growth Fund, Class II (a)	6,304,428	78,994,479
MML Fundamental Value Fund, Class II (a)	6,892,236	97,869,752
MML Global Fund, Class I (a)	8,079,675	94,855,380
MML Income & Growth Fund, Initial Class (a)	6,906,198	78,385,343
MML International Equity Fund, Class II (a)	8,224,169	72,454,931
MML Large Cap Growth Fund, Initial Class (a)	6,659,363	77,914,545
MML Mid Cap Growth Fund, Initial Class (a)	5,220,967	80,924,987
MML Mid Cap Value Fund, Initial Class (a)	8,084,466	86,827,162
MML Small Cap Growth Equity Fund, Initial Class (a)	1,495,898	20,206,474
MML Small Company Value Fund, Class II (a)	2,639,451	39,275,032
MML Small/Mid Cap Value Fund, Initial Class (a)	1,746,669	19,807,224
MML Strategic Emerging Markets Fund, Class II (a)	4,949,839	40,341,191
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	371,954	28,584,668
Oppenheimer Global Fund/VA, Non-Service Shares (a)	1,369,488	52,040,525
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	18,158,610	175,412,174
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	16,540,251	36,388,553

		1,435,657,011

Fixed Income Funds — 38.7%
MML Dynamic Bond Fund, Class II (a)	19,891,309	193,144,610
MML High Yield Fund, Class II (a)	6,660,545	61,077,196

	Number of Shares	Value
MML Inflation-Protected and Income Fund, Initial Class (a)	7,044,413	$69,810,133
MML Managed Bond Fund, Initial Class (a)	27,926,248	343,831,012
MML Short-Duration Bond Fund, Class II (a)	7,835,240	76,001,830
MML Total Return Bond Fund, Class II (a)	15,791,998	160,920,460

		904,785,241

TOTAL MUTUAL FUNDS (Cost $2,403,523,778)		2,340,442,252

TOTAL LONG-TERM INVESTMENTS (Cost $2,403,523,778)		2,340,442,252

TOTAL INVESTMENTS — 100.1% (Cost $2,403,523,778) (b)		2,340,442,252

Other Assets/(Liabilities) — (0.1)%		(1,711,803)

NET ASSETS — 100.0%		$2,338,730,449

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 75.6%
MML Blue Chip Growth Fund, Initial Class (a)	7,224,353	$114,072,529
MML Equity Income Fund, Initial Class (a)	5,960,113	67,289,675
MML Focused Equity Fund, Class II (a)	5,009,056	60,860,036
MML Foreign Fund, Initial Class (a)	6,575,048	62,397,206
MML Fundamental Growth Fund, Class II (a)	5,526,176	69,242,990
MML Fundamental Value Fund, Class II (a)	5,259,437	74,684,001
MML Global Fund, Class I (a)	7,587,562	89,077,979
MML Income & Growth Fund, Initial Class (a)	4,641,511	52,681,147
MML International Equity Fund, Class II (a)	7,033,804	61,967,810
MML Large Cap Growth Fund, Initial Class (a)	5,852,306	68,471,985
MML Mid Cap Growth Fund, Initial Class (a)	4,928,272	76,388,220
MML Mid Cap Value Fund, Initial Class (a)	6,623,031	71,131,352
MML Small Cap Growth Equity Fund, Initial Class (a)	1,310,125	17,697,071
MML Small Company Value Fund, Class II (a)	2,231,233	33,200,753
MML Small/Mid Cap Value Fund, Initial Class (a)	1,958,155	22,205,475
MML Strategic Emerging Markets Fund, Class II (a)	4,892,264	39,871,950
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	353,340	27,154,191
Oppenheimer Global Fund/VA, Non-Service Shares (a)	1,041,496	39,576,848
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	14,402,875	139,131,775
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	13,406,401	29,494,082

		1,216,597,075

Fixed Income Funds — 24.5%
MML Dynamic Bond Fund, Class II (a)	8,864,352	86,072,859
MML High Yield Fund, Class II (a)	1,709,366	15,674,888

	Number of Shares	Value
MML Inflation-Protected and Income Fund, Initial Class (a)	6,207,439	$61,515,724
MML Managed Bond Fund, Initial Class (a)	9,735,409	119,863,423
MML Short-Duration Bond Fund, Class II (a)	4,041,195	39,199,592
MML Total Return Bond Fund, Class II (a)	6,991,579	71,244,187

		393,570,673

TOTAL MUTUAL FUNDS (Cost $1,591,182,890)		1,610,167,748

TOTAL LONG-TERM INVESTMENTS (Cost $1,591,182,890)		1,610,167,748

TOTAL INVESTMENTS — 100.1% (Cost $1,591,182,890) (b)		1,610,167,748

Other Assets/(Liabilities) — (0.1)%		(1,063,939)

NET ASSETS — 100.0%		$1,609,103,809

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML Aggressive Allocation Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 90.0%
MML Blue Chip Growth Fund, Initial Class (a)	634,872	$10,024,622
MML Equity Income Fund, Initial Class (a)	534,057	6,029,504
MML Focused Equity Fund, Class II (a)	456,845	5,550,668
MML Foreign Fund, Initial Class (a)	629,255	5,971,630
MML Fundamental Growth Fund, Class II (a)	489,197	6,129,644
MML Fundamental Value Fund, Class II (a)	466,188	6,619,874
MML Global Fund, Class I (a)	667,387	7,835,128
MML Income & Growth Fund, Initial Class (a)	413,791	4,696,528
MML International Equity Fund, Class II (a)	673,188	5,930,787
MML Large Cap Growth Fund, Initial Class (a)	522,418	6,112,291
MML Mid Cap Growth Fund, Initial Class (a)	483,289	7,490,979
MML Mid Cap Value Fund, Initial Class (a)	660,236	7,090,938
MML Small Cap Growth Equity Fund, Initial Class (a)	132,887	1,795,033
MML Small Company Value Fund, Class II (a)	221,501	3,295,938
MML Small/Mid Cap Value Fund, Initial Class (a)	193,691	2,196,451
MML Strategic Emerging Markets Fund, Class II (a)	503,233	4,101,350
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	35,731	2,745,932
Oppenheimer Global Fund/VA, Non-Service Shares (a)	91,900	3,492,213
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	1,171,285	11,314,615
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	1,172,242	2,578,933

		111,003,058

Fixed Income Funds — 10.1%
MML Dynamic Bond Fund, Class II (a)	237,604	2,307,131
MML Inflation-Protected and Income Fund, Initial Class (a)	314,711	3,118,783
MML Managed Bond Fund, Initial Class (a)	216,089	2,660,506

	Number of Shares	Value
MML Short-Duration Bond Fund, Class II (a)	278,729	$2,703,668
MML Total Return Bond Fund, Class II (a)	166,200	1,693,578

		12,483,666

TOTAL MUTUAL FUNDS (Cost $129,247,807)		123,486,724

TOTAL LONG-TERM INVESTMENTS (Cost $129,247,807)		123,486,724

TOTAL INVESTMENTS — 100.1% (Cost $129,247,807) (b)		123,486,724

Other Assets/(Liabilities) — (0.1)%		(94,175)

NET ASSETS — 100.0%		$123,392,549

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MML American Funds Growth Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds Growth Fund, Class 1	1,879,221	$127,824,642

TOTAL MUTUAL FUNDS (Cost $119,475,530)		127,824,642

TOTAL LONG-TERM INVESTMENTS (Cost $119,475,530)		127,824,642

TOTAL INVESTMENTS — 100.1% (Cost $119,475,530) (a)		127,824,642

Other Assets/(Liabilities) — (0.1)%		(158,079)

NET ASSETS — 100.0%		$127,666,563

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML American Funds International Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds International Fund, Class 1	3,078,980	$55,667,966

TOTAL MUTUAL FUNDS (Cost $55,442,016)		55,667,966

TOTAL LONG-TERM INVESTMENTS (Cost $55,442,016)		55,667,966

TOTAL INVESTMENTS — 100.1% (Cost $55,442,016) (a)		55,667,966

Other Assets/(Liabilities) — (0.1)%		(79,295)

NET ASSETS — 100.0%		$55,588,671

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MML American Funds Core Allocation Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 64.0%
American Funds Blue Chip Income and Growth Fund, Class 1	15,742,011	$198,664,175
American Funds Growth-Income Fund, Class 1	5,413,169	245,757,854
American Funds International Fund, Class 1	4,221,182	76,318,978

		520,741,007

Fixed Income Funds — 36.1%
American Funds Bond Fund, Class 1	27,410,102	293,288,087

TOTAL MUTUAL FUNDS (Cost $767,911,454)		814,029,094

TOTAL LONG-TERM INVESTMENTS (Cost $767,911,454)		814,029,094

TOTAL INVESTMENTS — 100.1% (Cost $767,911,454) (a)		814,029,094

Other Assets/(Liabilities) — (0.1)%		(925,939)

NET ASSETS — 100.0%		$813,103,155

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

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33

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2015

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$-	$-
Investments, at value — affiliated issuers (Note 2 & 7) (b)	456,663,437	572,193,058

Total investments	456,663,437	572,193,058

Receivables from:
Investments sold	162,730	1,199
Investment adviser (Note 3)	-	-
Fund shares sold	2,276	135,489

Total assets	456,828,443	572,329,746

Liabilities:
Payables for:
Investments purchased	-	119,556
Fund shares repurchased	162,901	14,516
Trustees’ fees and expenses (Note 3)	66,999	80,328
Affiliates (Note 3):
Investment advisory fees	39,174	48,790
Administration fees	-	-
Service fees	217,318	271,159
Accrued expense and other liabilities	28,679	29,645

Total liabilities	515,071	563,994

Net assets	$456,313,372	$571,765,752

Net assets consist of:
Paid-in capital	$443,296,647	$537,193,801
Undistributed (accumulated) net investment income (loss)	10,438,968	12,170,055
Accumulated net realized gain (loss) on investments and foreign currency transactions	23,688,253	38,830,730
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(21,110,496)	(16,428,834)

Net assets	$456,313,372	$571,765,752

(a) Cost of investments — unaffiliated issuers:	$-	$-
(b) Cost of investments — affiliated issuers:	$477,773,933	$588,621,892

The accompanying notes are an integral part of the financial statements.

34

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$127,824,642	$55,667,966	$814,029,094
2,340,442,252	1,610,167,748	123,486,724	-	-	-

2,340,442,252	1,610,167,748	123,486,724	127,824,642	55,667,966	814,029,094

39,775	290,707	-	3,332,469	-	-
-	-	-	-	1,241	-
781,396	19,463	79,433	55,404	764,712	524,361

2,341,263,423	1,610,477,918	123,566,157	131,212,515	56,433,919	814,553,455

252,963	-	71,640	-	764,394	229,317
557,556	302,767	7,235	3,387,291	65	291,403
266,139	255,231	15,407	12,660	7,249	84,684

199,384	137,534	10,495	16,674	6,994	137,964
-	-	-	27,790	11,657	172,457
1,213,518	639,910	42,636	81,247	35,061	508,388
43,414	38,667	26,195	20,290	19,828	26,087

2,532,974	1,374,109	173,608	3,545,952	845,248	1,450,300

$2,338,730,449	$1,609,103,809	$123,392,549	$127,666,563	$55,588,671	$813,103,155

$2,192,617,319	$1,397,830,631	$114,277,073	$89,999,933	$50,790,773	$684,839,169
44,735,030	27,457,310	1,780,744	255,401	625,998	16,008,733
164,459,626	164,831,010	13,095,815	29,062,117	3,945,950	66,137,613
(63,081,526)	18,984,858	(5,761,083)	8,349,112	225,950	46,117,640

$2,338,730,449	$1,609,103,809	$123,392,549	$127,666,563	$55,588,671	$813,103,155

$-	$-	$-	$119,475,530	$55,442,016	$767,911,454
$2,403,523,778	$1,591,182,890	$129,247,807	$-	$-	$-

35

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2015

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$117,636,437	$144,083,859

Shares outstanding (a)	11,970,664	14,336,318

Net asset value, offering price and redemption price per share	$9.83	$10.05

Service Class shares:
Net assets	$338,676,935	$427,681,893

Shares outstanding (a)	34,770,097	42,872,100

Net asset value, offering price and redemption price per share	$9.74	$9.98

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

36

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$416,556,050	$605,992,819	$55,419,852	$-	$-	$-

39,070,890	62,532,072	5,485,822	-	-	-

$10.66	$9.69	$10.10	$-	$-	$-

$1,922,174,399	$1,003,110,990	$67,972,697	$-	$-	$-

181,932,664	104,193,068	6,800,218	-	-	-

$10.57	$9.63	$10.00	$-	$-	$-

$-	$-	$-	$127,666,563	$55,588,671	$813,103,155

-	-	-	8,786,323	5,774,530	67,299,568

$-	$-	$-	$14.53	$9.63	$12.08

37

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2015

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$-	$-
Dividends — affiliated issuers (Note 7)	9,964,954	11,352,912

Total investment income	9,964,954	11,352,912

Expenses (Note 3):
Investment advisory fees	470,952	591,685
Custody fees	23,116	23,130
Audit fees	29,371	29,449
Legal fees	5,214	6,651
Proxy fees	1,033	1,033
Shareholder reporting fees	10,878	12,888
Trustees’ fees	28,697	36,163

	569,261	700,999
Administration fees:
Service Class I	-	-
Service fees:
Service Class	863,469	1,086,564
Service Class I	-	-

Total expenses	1,432,730	1,787,563
Expenses waived (Note 3):
Service Class I fees reimbursed by adviser	-	-

Net expenses	1,432,730	1,787,563

Net investment income (loss)	8,532,224	9,565,349

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	-	-
Investment transactions — affiliated issuers (Note 7)	6,926,931	13,278,807
Realized gain distributions — unaffiliated issuers	-	-
Realized gain distributions — affiliated issuers (Note 7)	19,317,782	28,418,562

Net realized gain (loss)	26,244,713	41,697,369

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	-	-
Investment transactions — affiliated issuers	(37,319,169)	(54,370,281)

Net change in unrealized appreciation (depreciation)	(37,319,169)	(54,370,281)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(11,074,456)	(12,672,912)

Net increase (decrease) in net assets resulting from operations	$(2,542,232)	$(3,107,563)

The accompanying notes are an integral part of the financial statements.

38

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$1,109,099	$1,020,621	$15,246,133
40,571,246	22,576,087	1,343,053	-	-	-

40,571,246	22,576,087	1,343,053	1,109,099	1,020,621	15,246,133

2,338,604	1,683,932	124,068	183,960	83,254	1,532,195
24,153	24,109	23,961	1,824	1,824	6,394
30,558	30,149	29,151	29,147	29,106	29,551
26,273	18,905	1,399	1,521	702	9,429
1,033	1,033	1,033	1,033	1,033	1,033
40,997	29,959	5,537	5,613	4,368	15,576
141,845	103,126	7,561	7,367	3,381	45,949

2,603,463	1,891,213	192,710	230,465	123,668	1,640,127

-	-	-	306,600	138,757	1,915,244

4,713,383	2,595,280	166,345	-	-	-
-	-	-	306,600	138,757	1,915,244

7,316,846	4,486,493	359,055	843,665	401,182	5,470,615

-	-	-	-	(12,664)	-

7,316,846	4,486,493	359,055	843,665	388,518	5,470,615

33,254,400	18,089,594	983,998	265,434	632,103	9,775,518

-	-	-	4,118,479	836,336	11,907,660
46,080,871	60,120,589	3,962,832	-	-	-
-	-	-	24,972,422	3,120,671	60,826,255
130,754,133	115,181,420	10,131,124	-	-	-

176,835,004	175,302,009	14,093,956	29,090,901	3,957,007	72,733,915

-	-	-	(21,936,851)	(7,549,023)	(92,597,078)
(232,107,546)	(206,408,711)	(16,481,035)	-	-	-

(232,107,546)	(206,408,711)	(16,481,035)	(21,936,851)	(7,549,023)	(92,597,078)

(55,272,542)	(31,106,702)	(2,387,079)	7,154,050	(3,592,016)	(19,863,163)

$(22,018,142)	$(13,017,108)	$(1,403,081)	$7,419,484	$(2,959,913)	$(10,087,645)

39

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,532,224	$9,748,029
Net realized gain (loss) on investment transactions	26,244,713	35,476,461
Net change in unrealized appreciation (depreciation) on investments	(37,319,169)	(22,033,023)

Net increase (decrease) in net assets resulting from operations	(2,542,232)	23,191,467

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(3,548,310)	(3,316,678)
Service Class	(9,257,469)	(7,634,184)

Total distributions from net investment income	(12,805,779)	(10,950,862)

From net realized gains:
Initial Class	(8,482,637)	(8,558,756)
Service Class	(24,137,599)	(21,713,529)

Total distributions from net realized gains	(32,620,236)	(30,272,285)

Net fund share transactions (Note 5):
Initial Class	(1,290,436)	(4,941,717)
Service Class	32,124,904	28,425,895

Increase (decrease) in net assets from fund share transactions	30,834,468	23,484,178

Total increase (decrease) in net assets	(17,133,779)	5,452,498
Net assets
Beginning of year	473,447,151	467,994,653

End of year	$456,313,372	$473,447,151

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$10,438,968	$12,743,544

The accompanying notes are an integral part of the financial statements.

40

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$9,565,349	$10,862,858	$33,254,400	$33,468,350	$18,089,594	$20,696,901
41,697,369	47,662,995	176,835,004	180,516,920	175,302,009	202,866,564
(54,370,281)	(29,577,365)	(232,107,546)	(103,221,483)	(206,408,711)	(131,625,524)

(3,107,563)	28,948,488	(22,018,142)	110,763,787	(13,017,108)	91,937,941

(4,229,838)	(3,493,205)	(10,521,815)	(7,789,127)	(15,422,196)	(10,171,624)
(11,062,307)	(7,749,627)	(41,343,113)	(25,050,379)	(22,654,401)	(13,443,525)

(15,292,145)	(11,242,832)	(51,864,928)	(32,839,506)	(38,076,597)	(23,615,149)

(11,110,139)	(10,148,367)	(30,264,718)	(27,413,258)	(68,635,702)	(54,601,309)
(31,751,368)	(25,073,115)	(130,628,347)	(99,204,242)	(112,068,753)	(84,318,527)

(42,861,507)	(35,221,482)	(160,893,065)	(126,617,500)	(180,704,455)	(138,919,836)

(7,845,258)	7,872,198	(6,251,096)	9,978,414	32,647,952	28,647,305
42,469,680	49,812,634	322,910,814	349,026,913	112,688,243	82,255,959

34,624,422	57,684,832	316,659,718	359,005,327	145,336,195	110,903,264

(26,636,793)	40,169,006	81,883,583	310,312,108	(86,461,965)	40,306,220

598,402,545	558,233,539	2,256,846,866	1,946,534,758	1,695,565,774	1,655,259,554

$571,765,752	$598,402,545	$2,338,730,449	$2,256,846,866	$1,609,103,809	$1,695,565,774

$12,170,055	$15,218,288	$44,735,030	$33,284,754	$27,457,310	$37,836,803

41

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$983,998	$1,002,461
Net realized gain (loss) on investment transactions	14,093,956	16,175,218
Net change in unrealized appreciation (depreciation) on investments	(16,481,035)	(10,698,722)

Net increase (decrease) in net assets resulting from operations	(1,403,081)	6,478,957

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(1,172,374)	(602,090)
Service Class	(1,250,188)	(524,093)
Service Class I	-	-

Total distributions from net investment income	(2,422,562)	(1,126,183)

From net realized gains:
Initial Class	(6,716,268)	(4,842,596)
Service Class	(7,984,963)	(5,079,903)
Service Class I	-	-

Total distributions from net realized gains	(14,701,231)	(9,922,499)

Net fund share transactions (Note 5):
Initial Class	5,801,096	3,432,821
Service Class	15,411,238	13,802,672
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	21,212,334	17,235,493

Total increase (decrease) in net assets	2,685,460	12,665,768
Net assets
Beginning of year	120,707,089	108,041,321

End of year	$123,392,549	$120,707,089

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,780,744	$2,408,677

The accompanying notes are an integral part of the financial statements.

42

MML American Funds Growth Fund		MML American Funds International Fund		MML American Funds Core Allocation Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$265,434	$842,597	$632,103	$505,794	$9,775,518	$10,438,955
29,090,901	7,372,634	3,957,007	1,279,794	72,733,915	19,404,007
(21,936,851)	(124,585)	(7,549,023)	(3,343,434)	(92,597,078)	17,450,415

7,419,484	8,090,646	(2,959,913)	(1,557,846)	(10,087,645)	47,293,377

-	-	-	-	-	-
-	-	-	-	-	-
(845,292)	(446,049)	(507,014)	(420,622)	(10,454,332)	(6,184,753)

(845,292)	(446,049)	(507,014)	(420,622)	(10,454,332)	(6,184,753)

-	-	-	-	-	-
-	-	-	-	-	-
(7,362,462)	(3,755,899)	(1,269,671)	(1,619,296)	(19,404,002)	(20,183,153)

(7,362,462)	(3,755,899)	(1,269,671)	(1,619,296)	(19,404,002)	(20,183,153)

-	-	-	-	-	-
-	-	-	-	-	-
16,528,308	13,870,736	8,983,872	6,484,094	156,441,371	125,165,626

16,528,308	13,870,736	8,983,872	6,484,094	156,441,371	125,165,626

15,740,038	17,759,434	4,247,274	2,886,330	116,495,392	146,091,097

111,926,525	94,167,091	51,341,397	48,455,067	696,607,763	550,516,666

$127,666,563	$111,926,525	$55,588,671	$51,341,397	$813,103,155	$696,607,763

$255,401	$835,284	$625,998	$500,927	$16,008,733	$10,386,072

43

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$10.94	$0.21	$(0.25)	$(0.04)	$(0.32)	$(0.75)	$(1.07)	$9.83	(0.38%	)	$117,636	0.12%	1.96%
12/31/14	11.40	0.25	0.33	0.58	(0.29)	(0.75)	(1.04)	10.94	5.13%		131,214	0.13%	2.22%
12/31/13	10.81	0.25	0.93	1.18	(0.26)	(0.33)	(0.59)	11.40	11.32%		141,078	0.13%	2.19%
12/31/12	10.24	0.25	0.90	1.15	(0.21)	(0.37)	(0.58)	10.81	11.40%		140,899	0.13%	2.29%
12/31/11	10.82	0.21	0.06	0.27	(0.31)	(0.54)	(0.85)	10.24	2.57%		113,666	0.13%	2.00%
Service Class
12/31/15	$10.85	$0.19	$(0.26)	$(0.07)	$(0.29)	$(0.75)	$(1.04)	$9.74	(0.63%	)	$338,677	0.37%	1.76%
12/31/14	11.32	0.23	0.31	0.54	(0.26)	(0.75)	(1.01)	10.85	4.83%		342,234	0.38%	2.01%
12/31/13	10.74	0.22	0.93	1.15	(0.24)	(0.33)	(0.57)	11.32	11.07%		326,916	0.38%	1.96%
12/31/12	10.18	0.22	0.90	1.12	(0.19)	(0.37)	(0.56)	10.74	11.15%		295,560	0.38%	2.05%
12/31/11	10.77	0.19	0.04	0.23	(0.28)	(0.54)	(0.82)	10.18	2.28%		231,334	0.38%	1.75%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate[x]	29%	33%	33%	18%	20%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

44

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$11.23	$0.19	$(0.23)	$(0.04)	$(0.31)	$(0.83)	$(1.14)	$10.05	(0.36%	)	$144,084	0.12%	1.77%
12/31/14	11.58	0.24	0.38	0.62	(0.25)	(0.72)	(0.97)	11.23	5.35%		167,530	0.12%	2.05%
12/31/13	10.85	0.23	1.29	1.52	(0.28)	(0.51)	(0.79)	11.58	14.49%		164,583	0.13%	1.99%
12/31/12	10.06	0.22	1.01	1.23	(0.19)	(0.25)	(0.44)	10.85	12.40%		148,872	0.13%	2.08%
12/31/11	10.34	0.18	(0.00)[d]	0.18	(0.27)	(0.19)	(0.46)	10.06	1.73%		126,438	0.13%	1.76%
Service Class
12/31/15	$11.16	$0.17	$(0.23)	$(0.06)	$(0.29)	$(0.83)	$(1.12)	$9.98	(0.61%	)	$427,682	0.37%	1.56%
12/31/14	11.52	0.21	0.37	0.58	(0.22)	(0.72)	(0.94)	11.16	5.07%		430,872	0.37%	1.81%
12/31/13	10.80	0.20	1.28	1.48	(0.25)	(0.51)	(0.76)	11.52	14.23%		393,650	0.38%	1.75%
12/31/12	10.02	0.19	1.01	1.20	(0.17)	(0.25)	(0.42)	10.80	12.12%		312,268	0.38%	1.83%
12/31/11	10.30	0.16	0.00 [d]	0.16	(0.25)	(0.19)	(0.44)	10.02	1.54%		249,453	0.38%	1.51%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate[x]	26%	23%	22%	21%	12%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

45

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$11.83	$0.18	$(0.26)	$(0.08)	$(0.28)	$(0.81)	$(1.09)	$10.66	(0.64%	)	$416,556	0.11%	1.59%
12/31/14	12.10	0.21	0.47	0.68	(0.21)	(0.74)	(0.95)	11.83	5.61%		465,943	0.11%	1.76%
12/31/13	10.96	0.20	1.66	1.86	(0.21)	(0.51)	(0.72)	12.10	17.57%		465,692	0.12%	1.74%
12/31/12	10.04	0.20	1.11	1.31	(0.16)	(0.23)	(0.39)	10.96	13.17%		410,035	0.12%	1.82%
12/31/11	10.16	0.16	(0.06)	0.10	(0.21)	(0.01)	(0.22)	10.04	1.00%		365,793	0.12%	1.55%
Service Class
12/31/15	$11.74	$0.16	$(0.26)	$(0.10)	$(0.26)	$(0.81)	$(1.07)	$10.57	(0.86%	)	$1,922,174	0.36%	1.38%
12/31/14	12.02	0.19	0.46	0.65	(0.19)	(0.74)	(0.93)	11.74	5.37%		1,790,903	0.36%	1.55%
12/31/13	10.89	0.18	1.65	1.83	(0.19)	(0.51)	(0.70)	12.02	17.37%		1,480,843	0.37%	1.51%
12/31/12	9.99	0.17	1.10	1.27	(0.14)	(0.23)	(0.37)	10.89	12.82%		1,060,743	0.37%	1.60%
12/31/11	10.12	0.13	(0.06)	0.07	(0.19)	(0.01)	(0.20)	9.99	0.73%		780,302	0.37%	1.31%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate[x]	19%	19%	19%	18%	12%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

46

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$11.28	$0.13	$(0.21)	$(0.08)	$(0.28)	$(1.23)	$(1.51)	$9.69	(0.71%	)	$605,993	0.11%	1.22%
12/31/14	11.80	0.16	0.52	0.68	(0.19)	(1.01)	(1.20)	11.28	5.77%		660,986	0.11%	1.39%
12/31/13	10.66	0.16	2.13	2.29	(0.21)	(0.94)	(1.15)	11.80	22.64%		659,823	0.12%	1.36%
12/31/12	9.53	0.15	1.22	1.37	(0.14)	(0.10)	(0.24)	10.66	14.49%		559,044	0.12%	1.43%
12/31/11	9.75	0.12	(0.16)	(0.04)	(0.18)	-	(0.18)	9.53	(0.41%	)	518,216	0.12%	1.23%
Service Class
12/31/15	$11.22	$0.11	$(0.22)	$(0.11)	$(0.25)	$(1.23)	$(1.48)	$9.63	(0.97%	)	$1,003,111	0.36%	0.98%
12/31/14	11.74	0.13	0.52	0.65	(0.16)	(1.01)	(1.17)	11.22	5.56%		1,034,580	0.36%	1.14%
12/31/13	10.62	0.13	2.11	2.24	(0.18)	(0.94)	(1.12)	11.74	22.25%		995,436	0.37%	1.11%
12/31/12	9.49	0.12	1.23	1.35	(0.12)	(0.10)	(0.22)	10.62	14.28%		826,960	0.37%	1.18%
12/31/11	9.71	0.10	(0.16)	(0.06)	(0.16)	-	(0.16)	9.49	(0.63%	)	745,526	0.37%	0.98%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate[x]	22%	25%	22%	27%	12%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

47

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]		Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$11.86	$0.10	$(0.20)	$(0.10)	$(0.25)	$(1.41)	$(1.66)	$10.10	(0.84%	)	$55,420	0.16%	N/A		0.92%
12/31/14	12.38	0.12	0.60	0.72	(0.14)	(1.10)	(1.24)	11.86	5.85%		57,996	0.17%	N/A		0.98%
12/31/13	10.47	0.11	2.65	2.76	(0.14)	(0.71)	(0.85)	12.38	27.39%		56,721	0.19%	0.19%	[l]	0.94%
12/31/12	9.12	0.10	1.33	1.43	(0.08)	-	(0.08)	10.47	15.73%		45,399	0.20%	0.20%	[k]	0.98%
12/31/11	9.40	0.08	(0.26)	(0.18)	(0.10)	-	(0.10)	9.12	(1.86%	)	40,085	0.19%	N/A		0.81%
Service Class
12/31/15	$11.76	$0.08	$(0.21)	$(0.13)	$(0.22)	$(1.41)	$(1.63)	$10.00	(1.07%	)	$67,973	0.41%	N/A		0.69%
12/31/14	12.29	0.09	0.59	0.68	(0.11)	(1.10)	(1.21)	11.76	5.61%		62,711	0.42%	N/A		0.77%
12/31/13	10.40	0.08	2.64	2.72	(0.12)	(0.71)	(0.83)	12.29	27.15%		51,320	0.44%	0.44%	[l]	0.74%
12/31/12	9.07	0.07	1.32	1.39	(0.06)	-	(0.06)	10.40	15.35%		34,472	0.45%	0.45%	[k]	0.72%
12/31/11	9.35	0.05	(0.24)	(0.19)	(0.09)	-	(0.09)	9.07	(2.03%	)	28,803	0.44%	N/A		0.59%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate[x]	22%	31%	27%	35%	20%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

48

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/15	$14.67	$0.03	$0.84	$0.87	$(0.10)	$(0.91)	$(1.01)	$14.53	6.41%		$127,667	0.69%	0.69%[l]	0.22%
12/31/14	14.14	0.12	1.00	1.12	(0.06)	(0.53)	(0.59)	14.67	7.99%		111,927	0.70%	0.70%[l]	0.83%
12/31/13	11.16	0.07	3.19	3.26	(0.04)	(0.24)	(0.28)	14.14	29.56%		94,167	0.70%	0.70%[k]	0.55%
12/31/12	9.61	0.05	1.62	1.67	(0.02)	(0.10)	(0.12)	11.16	17.41%		66,069	0.74%	0.70%	0.44%
12/31/11	10.32	0.03	(0.51)	(0.48)	(0.03)	(0.20)	(0.23)	9.61	(4.74%	)	49,279	0.77%	0.70%	0.26%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate[x]	7%	4%	8%	6%	3%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

49

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds International Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/15	$10.48	$0.12	$(0.63)	$(0.51)	$(0.10)	$(0.24)	$(0.34)	$9.63	(4.93%	)	$55,589	0.72%	0.70%	1.14%
12/31/14	11.27	0.11	(0.43)	(0.32)	(0.10)	(0.37)	(0.47)	10.48	(3.09%	)	51,341	0.73%	0.70%	1.02%
12/31/13	9.62	0.10	1.88	1.98	(0.10)	(0.23)	(0.33)	11.27	21.09%		48,455	0.74%	0.70%	0.98%
12/31/12	8.44	0.10	1.34	1.44	(0.12)	(0.14)	(0.26)	9.62	17.38%		38,624	0.79%	0.70%	1.11%
12/31/11	10.22	0.14	(1.60)	(1.46)	(0.13)	(0.19)	(0.32)	8.44	(14.36%	)	31,801	0.81%	0.70%	1.49%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate[x]	4%	6%	8%	10%	6%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

50

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/15	$12.72	$0.16	$(0.31)	$(0.15)	$(0.17)	$(0.32)	$(0.49)	$12.08	(1.12%	)	$813,103	0.71%	N/A	1.28%
12/31/14	12.28	0.21	0.78	0.99	(0.13)	(0.42)	(0.55)	12.72	8.05%		696,608	0.72%	N/A	1.71%
12/31/13	10.72	0.19	1.73	1.92	(0.15)	(0.21)	(0.36)	12.28	18.30%		550,517	0.72%	0.72%[l]	1.68%
12/31/12	10.00	0.17	0.99	1.16	(0.16)	(0.28)	(0.44)	10.72	11.70%		422,997	0.73%	0.73%[l]	1.63%
12/31/11	10.21	0.18	(0.20)	(0.02)	(0.15)	(0.04)	(0.19)	10.00	(0.16%	)	356,240	0.75%	N/A	1.77%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate[x]	3%	3%	8%	8%	13%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

51

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Conservative Allocation Fund (“Conservative Allocation Fund”)

MML Balanced Allocation Fund (“Balanced Allocation Fund”)

MML Moderate Allocation Fund (“Moderate Allocation Fund”)

MML Growth Allocation Fund (“Growth Allocation Fund”)

MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)

MML American Funds® Growth Fund (“American Funds Growth Fund”)

MML American Funds® International Fund (“American Funds International Fund”)

MML American Funds® Core Allocation Fund (“American Funds Core Allocation Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets primarily in shares of various funds advised by MML Investment Advisers, LLC (“MML Advisers”) or its affiliate. The Allocation Funds may also invest in non-affiliated funds. The financial statements of other series of the Trust and the applicable series of the MML Series Investment Fund II (which are advised by MML Advisers), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc., a majority-owned, indirect subsidiary of MassMutual), and non-affiliated funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each of the five Allocation Funds listed above are diversified and a shareholder’s interest is limited to the series of the Trust, MML Series Investment Fund II, Oppenheimer Funds, or any non-affiliated funds in which the shares are invested.

American Funds Growth Fund and American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of December 31, 2015, the American Funds Growth Fund and American Funds International Fund owned 0.59% and 0.74% of the Growth and International Master Funds, respectively. The American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company.

The SEC file number for the American Funds Insurance Series is 811-03857. Additional information related to the Master Funds’ financial reports can be located on the SEC’s EDGAR database on its website at http://www.sec.gov.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

52

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Master Fund or underlying funds. Shares of the Master Fund and underlying funds are valued at their closing net asset values as reported on each business day.

Certain underlying funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the underlying funds or Master Funds, as applicable, explain the valuation methods for the underlying funds or Master Funds including the circumstances under which the underlying funds or Master Funds, may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of December 31, 2015. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended December 31, 2015. The Funds recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

53

Notes to Financial Statements (Continued)

Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds or Master Funds. Because the underlying funds have varied expense and fee levels and the Allocation Funds may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each of the Allocation Funds will vary.

Foreign Securities

Certain underlying funds or Master Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

54

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Conservative Allocation Fund	0.10%	Aggressive Allocation Fund	0.10%
Balanced Allocation Fund	0.10%	American Funds Growth Fund	0.15%
Moderate Allocation Fund	0.10%	American Funds International Fund	0.15%
Growth Allocation Fund	0.10%	American Funds Core Allocation Fund	0.20%

Administration Fees

For the American Funds Growth Fund, American Funds International Fund, and American Funds Core Allocation Fund, under a separate Administrative and Shareholder Services Agreement between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
American Funds Growth Fund	0.25%
American Funds International Fund	0.25%
American Funds Core Allocation Fund	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Master Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Service Class I
American Funds Growth Fund*	0.70%
American Funds International Fund*	0.70%

#	Master Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2016.

55

Notes to Financial Statements (Continued)

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in underlying funds or Master Funds (excluding short-term investments) for the year ended December 31, 2015, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$-	$152,024,783	$-	$138,770,154
Balanced Allocation Fund	-	167,458,560	-	153,003,471
Moderate Allocation Fund	-	721,016,788	-	452,975,177
Growth Allocation Fund	-	430,670,860	-	370,860,767
Aggressive Allocation Fund	-	42,776,546	-	27,571,431
American Funds Growth Fund	-	42,105,436	-	8,532,747
American Funds International Fund	-	13,272,110	-	2,310,799
American Funds Core Allocation Fund	-	221,530,844	-	24,220,822

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount

Conservative Allocation Fund Initial Class
Sold	1,756,649	$18,905,121	2,112,131	$23,846,397
Issued as reinvestment of dividends	1,221,416	12,030,947	1,088,491	11,875,434
Redeemed	(3,000,297)	(32,226,504)	(3,587,170)	(40,663,548)

Net increase (decrease)	(22,232)	$(1,290,436)	(386,548)	$(4,941,717)

Conservative Allocation Fund Service Class
Sold	4,182,198	$44,590,385	4,651,064	$51,932,797
Issued as reinvestment of dividends	3,418,124	33,395,068	2,709,853	29,347,713
Redeemed	(4,360,810)	(45,860,549)	(4,720,909)	(52,854,615)

Net increase (decrease)	3,239,512	$32,124,904	2,640,008	$28,425,895

56

Notes to Financial Statements (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount

Balanced Allocation Fund Initial Class
Sold	670,590	$7,374,874	1,232,264	$14,334,033
Issued as reinvestment of dividends	1,524,849	15,339,977	1,219,086	13,641,572
Redeemed	(2,773,827)	(30,560,109)	(1,744,750)	(20,103,407)

Net increase (decrease)	(578,388)	$(7,845,258)	706,600	$7,872,198

Balanced Allocation Fund Service Class
Sold	3,556,395	$38,690,272	3,947,500	$45,132,445
Issued as reinvestment of dividends	4,281,368	42,813,675	2,951,685	32,822,742
Redeemed	(3,583,988)	(39,034,267)	(2,462,441)	(28,142,553)

Net increase (decrease)	4,253,775	$42,469,680	4,436,744	$49,812,634

Moderate Allocation Fund Initial Class
Sold	1,881,741	$21,996,513	2,320,547	$27,998,154
Issued as reinvestment of dividends	3,826,129	40,786,533	2,985,783	35,202,385
Redeemed	(6,009,084)	(69,034,142)	(4,409,998)	(53,222,125)

Net increase (decrease)	(301,214)	$(6,251,096)	896,332	$9,978,414

Moderate Allocation Fund Service Class
Sold	17,299,728	$198,445,800	21,621,081	$259,141,484
Issued as reinvestment of dividends	16,269,769	171,971,460	10,610,984	124,254,621
Redeemed	(4,174,971)	(47,506,446)	(2,874,675)	(34,369,192)

Net increase (decrease)	29,394,526	$322,910,814	29,357,390	$349,026,913

Growth Allocation Fund Initial Class
Sold	1,743,894	$19,150,556	2,037,865	$23,891,204
Issued as reinvestment of dividends	8,692,647	84,057,898	5,767,848	64,772,933
Redeemed	(6,497,306)	(70,560,502)	(5,151,777)	(60,016,832)

Net increase (decrease)	3,939,235	$32,647,952	2,653,936	$28,647,305

Growth Allocation Fund Service Class
Sold	3,281,727	$34,772,801	3,641,064	$41,825,560
Issued as reinvestment of dividends	14,019,059	134,723,154	8,744,370	97,762,052
Redeemed	(5,344,473)	(56,807,712)	(4,961,969)	(57,331,653)

Net increase (decrease)	11,956,313	$112,688,243	7,423,465	$82,255,959

Aggressive Allocation Fund Initial Class
Sold	515,681	$5,777,095	523,477	$6,383,805
Issued as reinvestment of dividends	784,159	7,888,642	461,023	5,444,686
Redeemed	(702,596)	(7,864,641)	(676,706)	(8,395,670)

Net increase (decrease)	597,244	$5,801,096	307,794	$3,432,821

Aggressive Allocation Fund Service Class
Sold	984,077	$11,205,683	1,045,467	$12,696,529
Issued as reinvestment of dividends	927,224	9,235,151	478,157	5,603,996
Redeemed	(444,298)	(5,029,596)	(366,062)	(4,497,853)

Net increase (decrease)	1,467,003	$15,411,238	1,157,562	$13,802,672

American Funds Growth Fund Service Class I
Sold	1,352,994	$20,149,461	1,182,031	$16,969,319
Issued as reinvestment of dividends	599,106	8,207,754	289,390	4,201,948
Redeemed	(793,612)	(11,828,907)	(504,045)	(7,300,531)

Net increase (decrease)	1,158,488	$16,528,308	967,376	$13,870,736

57

Notes to Financial Statements (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount

American Funds International Fund Service Class I
Sold	1,042,589	$10,938,123	766,614	$8,359,495
Issued as reinvestment of dividends	182,224	1,776,685	184,274	2,039,918
Redeemed	(351,204)	(3,730,936)	(351,053)	(3,915,319)

Net increase (decrease)	873,609	$8,983,872	599,835	$6,484,094

American Funds Core Allocation Fund Service Class I
Sold	12,267,580	$154,946,189	9,571,220	$120,895,852
Issued as reinvestment of dividends	2,526,086	29,858,334	2,087,720	26,367,906
Redeemed	(2,241,931)	(28,363,152)	(1,751,227)	(22,098,132)

Net increase (decrease)	12,551,735	$156,441,371	9,907,713	$125,165,626

6.	Federal Income Tax Information

At December 31, 2015, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$479,262,963	$1,837,746	$(24,437,272)	$(22,599,526)
Balanced Allocation Fund	589,181,703	9,778,257	(26,766,902)	(16,988,645)
Moderate Allocation Fund	2,405,183,908	45,701,867	(110,443,523)	(64,741,656)
Growth Allocation Fund	1,592,972,132	78,395,209	(61,199,593)	17,195,616
Aggressive Allocation Fund	129,564,654	1,482,339	(7,560,269)	(6,077,930)
American Funds Growth Fund	119,482,384	8,342,258	-	8,342,258
American Funds International Fund	55,451,150	216,816	-	216,816
American Funds Core Allocation Fund	768,204,283	51,296,719	(5,471,908)	45,824,811

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2015, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$13,013,682	$32,412,333	$-
Balanced Allocation Fund	15,528,133	42,625,519	-
Moderate Allocation Fund	52,556,082	160,201,911	-

58

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
Growth Allocation Fund	$38,564,652	$180,216,400	$-
Aggressive Allocation Fund	2,510,513	14,613,280	-
American Funds Growth Fund	845,292	7,362,462	-
American Funds International Fund	507,014	1,269,671	-
American Funds Core Allocation Fund	10,454,332	19,404,002	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$11,109,037	$30,114,110	$-
Balanced Allocation Fund	11,336,038	35,128,276	-
Moderate Allocation Fund	33,338,544	126,118,462	-
Growth Allocation Fund	23,848,590	138,686,395	-
Aggressive Allocation Fund	1,151,808	9,896,874	-
American Funds Growth Fund	446,049	3,755,899	-
American Funds International Fund	420,622	1,619,296	-
American Funds Core Allocation Fund	6,184,753	20,183,153	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2015:

Amount
Conservative Allocation Fund	$23,822
Balanced Allocation Fund	39,619
Moderate Allocation Fund	680,362
Growth Allocation Fund	670,546
Aggressive Allocation Fund	65,711
American Funds International Fund	91,329
American Funds Core Allocation Fund	193,462

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2015, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$10,503,230	$25,177,282	$(64,262)	$(22,599,526)
Balanced Allocation Fund	12,246,976	39,390,540	(76,920)	(16,988,645)
Moderate Allocation Fund	44,987,385	166,119,757	(252,356)	(64,741,656)
Growth Allocation Fund	27,702,878	166,620,253	(245,569)	17,195,616
Aggressive Allocation Fund	1,795,427	13,412,663	(14,684)	(6,077,930)
American Funds Growth Fund	267,316	29,068,970	(11,914)	8,342,258
American Funds International Fund	632,919	3,955,085	(6,922)	216,816
American Funds Core Allocation Fund	16,088,754	66,430,441	(80,020)	45,824,811

59

Notes to Financial Statements (Continued)

During the year ended December 31, 2015, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Conservative Allocation Fund	$146	$(1,969,125)	$1,968,979
Balanced Allocation Fund	184	(2,678,747)	2,678,563
Moderate Allocation Fund	544	(30,061,348)	30,060,804
Growth Allocation Fund	659	(9,608,169)	9,607,510
Aggressive Allocation Fund	35	(810,666)	810,631
American Funds Growth Fund	25	-	(25)
American Funds International Fund	18	-	(18)
American Funds Core Allocation Fund	198	(6,301,673)	6,301,475

The Funds did not have any unrecognized tax benefits at December 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2015, was as follows:

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 12/31/15	Value as of 12/31/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,108,468	324,487	265,815	1,167,140	$18,429,146	$-	$3,030,533	$1,539,792
MML Dynamic Bond Fund, Class II	-	6,013,668	50,403	5,963,265	57,903,299	924,476	-	(2,520)
MML Equity Income Fund, Initial Class	1,305,812	315,496	309,431	1,311,877	14,811,092	304,319	1,605,896	1,477,926
MML Focused Equity Fund, Class II	426,033	163,078	94,520	494,591	6,009,276	119,025	852,012	321,269
MML Foreign Fund, Initial Class	680,114	331,256	71,204	940,166	8,922,172	279,071	-	49,070
MML Fundamental Growth Fund, Class II	862,515	298,603	220,126	940,992	11,790,634	100,945	2,349,907	617,634
MML Fundamental Value Fund, Class II	1,051,603	270,744	197,909	1,124,438	15,967,015	234,863	1,333,631	1,019,981
MML Global Fund, Class I	753,705	311,818	146,716	918,807	10,786,796	125,615	481,394	690,973
MML High Yield Fund, Class II	1,856,018	138,025	57,483	1,936,560	17,758,252	1,231,129	106,188	(19,133)
MML Income & Growth Fund, Initial Class	849,973	258,009	146,900	961,082	10,908,280	215,833	704,664	412,376
MML Inflation-Protected and Income Fund, Initial Class	1,833,931	217,554	219,999	1,831,486	18,150,023	217,106	-	(333,811)
MML International Equity Fund, Class II	781,144	306,710	82,182	1,005,672	8,859,973	18,247	-	(56,241)
MML Large Cap Growth Fund, Initial Class	910,651	313,614	236,800	987,465	11,553,346	-	2,415,743	815,820
MML Managed Bond Fund, Initial Class	10,091,028	1,670,202	3,235,004	8,526,226	104,975,821	3,212,796	530,402	(929,252)
MML Managed Volatility Fund, Initial Class	647,599	-	647,599	-	-	-	-	(61,874)
MML Mid Cap Growth Fund, Initial Class	489,785	154,079	78,186	565,678	8,768,004	-	1,000,303	310,984
MML Mid Cap Value Fund, Initial Class	799,616	325,744	112,600	1,012,760	10,877,046	216,086	1,602,903	153,675
MML Short-Duration Bond Fund, Class II	2,318,005	121,732	733,754	1,705,983	16,548,033	438,164	-	(169,934)
MML Small Cap Growth Equity Fund, Initial Class	238,652	54,838	131,610	161,880	2,186,669	-	500,824	114,184

60

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 12/31/15	Value as of 12/31/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Conservative Allocation Fund (Continued)
MML Small Company Value Fund, Class II	317,539	65,492	42,612	340,419	$5,065,433	$17,188	$528,691	$51,280
MML Small/Mid Cap Value Fund, Initial Class	234,751	55,818	94,821	195,748	2,219,785	17,566	401,275	123,568
MML Total Return Bond Fund, Class II	5,752,757	639,641	1,878,988	4,513,410	45,991,649	1,593,815	519,700	597,058
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	35,830	10,490	5,741	40,579	3,118,463	-	271,446	59,741
Oppenheimer Global Fund/VA, Non-Service Shares*	180,730	84,055	46,886	217,899	8,280,166	113,286	564,781	550,248
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	2,359,705	730,979	-	3,090,684	29,856,003	104,100	-	-
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	3,912,966	78,368	3,991,334	-	-	396,540	-	(579,113)
Oppenheimer International Growth Fund/VA, Non-Service Shares*	3,030,603	1,183,883	1,065,822	3,148,664	6,927,061	84,784	517,489	173,230

					$456,663,437	$9,964,954	$19,317,782	$6,926,931

Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,672,364	375,819	335,820	1,712,363	$27,038,213	$-	$4,333,731	$2,830,903
MML Dynamic Bond Fund, Class II	-	6,313,205	50,403	6,262,802	60,811,811	970,843	-	(2,520)
MML Equity Income Fund, Initial Class	1,761,921	322,391	339,851	1,744,461	19,694,962	395,108	2,084,991	1,645,752
MML Focused Equity Fund, Class II	779,283	231,946	147,517	863,712	10,494,099	208,256	1,490,757	554,252
MML Foreign Fund, Initial Class	1,184,484	524,181	130,573	1,578,092	14,976,094	464,139	-	246,473
MML Fundamental Growth Fund, Class II	1,285,251	359,972	288,337	1,356,886	17,001,780	141,149	3,285,808	994,746
MML Fundamental Value Fund, Class II	1,455,693	263,308	170,620	1,548,381	21,987,008	311,544	1,769,054	682,922
MML Global Fund, Class I	1,119,769	404,467	167,094	1,357,142	15,932,846	183,240	702,232	777,013
MML High Yield Fund, Class II	2,009,508	161,525	57,550	2,113,483	19,380,635	1,353,629	114,970	(37,192)
MML Income & Growth Fund, Initial Class	1,466,044	328,880	213,602	1,581,322	17,948,003	346,544	1,131,416	666,883
MML Inflation-Protected and Income Fund, Initial Class	2,027,046	172,642	193,246	2,006,442	19,883,840	236,343	-	(118,387)
MML International Equity Fund, Class II	1,365,174	474,217	151,238	1,688,153	14,872,626	30,347	-	(90,850)
MML Large Cap Growth Fund, Initial Class	1,350,440	388,029	321,467	1,417,002	16,578,923	-	3,375,660	1,436,459
MML Managed Bond Fund, Initial Class	10,638,276	1,127,452	3,302,970	8,462,758	104,194,402	3,250,271	554,713	(7,402)
MML Managed Volatility Fund, Initial Class	1,000,281	5,151	1,005,432	-	-	-	-	(89,172)
MML Mid Cap Growth Fund, Initial Class	989,339	170,185	141,079	1,018,445	15,785,904	-	1,776,326	779,540
MML Mid Cap Value Fund, Initial Class	1,325,557	406,332	142,716	1,589,173	17,067,721	334,186	2,478,948	367,542
MML Short-Duration Bond Fund, Class II	2,514,332	192,744	562,296	2,144,780	20,804,370	515,394	-	(157,019)
MML Small Cap Growth Equity Fund, Initial Class	408,657	79,976	192,722	295,911	3,997,140	-	878,590	406,070
MML Small Company Value Fund, Class II	462,499	72,029	47,676	486,852	7,244,363	24,178	743,698	734
MML Small/Mid Cap Value Fund, Initial Class	410,739	89,122	114,379	385,482	4,371,363	33,809	772,341	150,998
MML Total Return Bond Fund, Class II	5,910,819	454,995	1,548,052	4,817,762	49,092,996	1,668,571	544,076	978,004
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	70,294	12,887	10,148	73,033	5,612,556	-	505,704	87,695
Oppenheimer Global Fund/VA, Non-Service Shares*	307,582	139,136	100,671	346,047	13,149,782	172,417	859,566	1,090,223
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	2,919,619	1,310,959	-	4,230,578	40,867,384	142,494	-	-
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	3,999,649	79,840	4,079,489	-	-	403,991	-	(644,856)
Oppenheimer International Growth Fund/VA, Non-Service Shares*	5,346,658	2,204,189	1,458,012	6,092,835	13,404,237	166,459	1,015,981	729,996

					$572,193,058	$11,352,912	$28,418,562	$13,278,807

Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	7,469,514	1,899,067	1,183,640	8,184,941	$129,240,217	$-	$20,358,498	$10,260,295
MML Dynamic Bond Fund, Class II	-	19,992,115	100,806	19,891,309	193,144,610	3,081,911	-	(5,040)
MML Equity Income Fund, Initial Class	6,690,847	1,805,931	647,390	7,849,388	88,619,596	1,726,721	9,111,931	3,316,829

61

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 12/31/15	Value as of 12/31/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Moderate Allocation Fund (Continued)
MML Focused Equity Fund, Class II	4,049,828	1,679,728	415,253	5,314,303	$64,568,779	$1,243,317	$8,900,029	$1,755,997
MML Foreign Fund, Initial Class	4,619,959	3,252,054	185,396	7,686,617	72,945,999	2,223,518	-	447,075
MML Fundamental Growth Fund, Class II	5,840,289	1,755,035	1,290,896	6,304,428	78,994,479	644,772	15,009,676	4,618,523
MML Fundamental Value Fund, Class II	5,753,191	1,354,638	215,593	6,892,236	97,869,752	1,352,067	7,677,506	1,119,817
MML Global Fund, Class I	7,253,182	1,767,741	941,248	8,079,675	94,855,380	1,067,364	4,090,473	5,231,668
MML High Yield Fund, Class II	6,081,792	578,753	-	6,660,545	61,077,196	4,183,669	347,958	-
MML Income & Growth Fund, Initial Class	6,201,946	1,221,086	516,834	6,906,198	78,385,343	1,497,042	4,887,630	1,646,740
MML Inflation-Protected and Income Fund, Initial Class	6,555,075	717,563	228,225	7,044,413	69,810,133	818,181	-	(178,067)
MML International Equity Fund, Class II	5,300,929	3,083,418	160,178	8,224,169	72,454,931	145,382	-	(90,180)
MML Large Cap Growth Fund, Initial Class	6,137,665	1,824,833	1,303,135	6,659,363	77,914,545	-	15,421,543	6,298,602
MML Managed Bond Fund, Initial Class	32,590,196	4,577,746	9,241,694	27,926,248	343,831,012	10,416,451	1,773,185	313,939
MML Managed Volatility Fund, Initial Class	4,503,232	90,261	4,593,493	-	-	-	-	(328,528)
MML Mid Cap Growth Fund, Initial Class	4,635,039	1,035,297	449,369	5,220,967	80,924,987	-	8,922,738	3,363,226
MML Mid Cap Value Fund, Initial Class	6,305,478	2,164,989	386,001	8,084,466	86,827,162	1,683,426	12,487,450	791,724
MML Short-Duration Bond Fund, Class II	7,627,141	1,052,306	844,207	7,835,240	76,001,830	1,776,584	-	(231,460)
MML Small Cap Growth Equity Fund, Initial Class	1,870,987	418,862	793,951	1,495,898	20,206,474	-	4,245,327	1,759,819
MML Small Company Value Fund, Class II	2,331,749	419,528	111,826	2,639,451	39,275,032	128,220	3,943,908	23,454
MML Small/Mid Cap Value Fund, Initial Class	1,864,400	428,808	546,539	1,746,669	19,807,224	148,927	3,402,134	1,032,190
MML Strategic Emerging Markets Fund, Class II	4,014,300	1,132,057	196,518	4,949,839	40,341,191	500,232	-	(298,092)
MML Total Return Bond Fund, Class II	17,821,385	1,719,465	3,748,852	15,791,998	160,920,460	5,333,378	1,739,071	2,658,159
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	319,778	78,795	26,619	371,954	28,584,668	-	2,514,703	243,353
Oppenheimer Global Fund/VA, Non-Service Shares*	1,037,262	464,008	131,782	1,369,488	52,040,525	632,409	3,152,809	1,522,121
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	10,946,823	7,211,787	-	18,158,610	175,412,174	611,617	-	-
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	9,723,403	178,384	9,901,787	-	-	902,621	-	(1,307,210)
Oppenheimer International Growth Fund/VA, Non-Service Shares*	17,855,247	6,969,485	8,284,481	16,540,251	36,388,553	453,437	2,767,564	2,115,917

					$2,340,442,252	$40,571,246	$130,754,133	$46,080,871

Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	6,943,503	1,378,902	1,098,052	7,224,353	$114,072,529	$-	$18,550,886	$8,506,753
MML Dynamic Bond Fund, Class II	-	8,965,158	100,806	8,864,352	86,072,859	1,358,757	-	(5,040)
MML Equity Income Fund, Initial Class	5,747,051	1,105,792	892,730	5,960,113	67,289,675	1,365,197	7,204,162	4,287,980
MML Focused Equity Fund, Class II	4,410,908	1,285,574	687,426	5,009,056	60,860,036	1,219,742	8,731,267	2,692,278
MML Foreign Fund, Initial Class	4,702,623	2,348,448	476,023	6,575,048	62,397,206	1,943,773	-	957,762
MML Fundamental Growth Fund, Class II	5,462,334	1,301,440	1,237,598	5,526,176	69,242,990	585,709	13,634,736	4,263,825
MML Fundamental Value Fund, Class II	4,909,630	796,940	447,133	5,259,437	74,684,001	1,069,660	6,073,900	2,715,276
MML Global Fund, Class I	6,544,819	2,166,251	1,123,508	7,587,562	89,077,979	1,032,828	3,958,121	7,361,368
MML High Yield Fund, Class II	1,699,715	124,780	115,129	1,709,366	15,674,888	1,112,352	97,246	(57,909)
MML Income & Growth Fund, Initial Class	4,593,643	680,038	632,170	4,641,511	52,681,147	1,041,684	3,400,949	1,964,724
MML Inflation-Protected and Income Fund, Initial Class	6,199,487	463,851	455,899	6,207,439	61,515,724	729,113	-	(233,787)
MML International Equity Fund, Class II	5,397,692	2,051,610	415,498	7,033,804	61,967,810	127,101	-	(224,242)

62

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 12/31/15	Value as of 12/31/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Growth Allocation Fund (Continued)
MML Large Cap Growth Fund, Initial Class	5,731,581	1,350,049	1,229,324	5,852,306	$68,471,985	$-	$14,008,088	$6,444,179
MML Managed Bond Fund, Initial Class	15,187,866	768,041	6,220,498	9,735,409	119,863,423	4,016,730	794,391	41,597
MML Managed Volatility Fund, Initial Class	4,282,220	13,789	4,296,009	-	-	-	-	(379,254)
MML Mid Cap Growth Fund, Initial Class	4,778,861	814,966	665,555	4,928,272	76,388,220	-	8,665,653	6,204,120
MML Mid Cap Value Fund, Initial Class	6,102,725	1,372,968	852,662	6,623,031	71,131,352	1,432,026	10,622,597	4,523,258
MML Short-Duration Bond Fund, Class II	4,208,966	478,068	645,839	4,041,195	39,199,592	975,804	-	(138,466)
MML Small Cap Growth Equity Fund, Initial Class	1,897,224	303,988	891,087	1,310,125	17,697,071	-	3,871,203	2,283,489
MML Small Company Value Fund, Class II	2,137,814	273,156	179,737	2,231,233	33,200,753	111,875	3,441,164	294,519
MML Small/Mid Cap Value Fund, Initial Class	1,838,275	393,151	273,271	1,958,155	22,205,475	173,223	3,957,166	318,537
MML Strategic Emerging Markets Fund, Class II	4,473,421	909,002	490,159	4,892,264	39,871,950	514,567	-	(849,757)
MML Total Return Bond Fund, Class II	8,276,281	563,408	1,848,110	6,991,579	71,244,187	2,393,903	780,588	1,418,941
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	324,794	73,019	44,473	353,340	27,154,191	-	2,531,442	351,790
Oppenheimer Global Fund/VA, Non-Service Shares*	796,419	506,905	261,828	1,041,496	39,576,848	496,840	2,476,945	2,949,161
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	8,331,471	6,071,404	-	14,402,875	139,131,775	485,117	-	-
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	3,289	-	3,289	-	-	-	-	(124)
Oppenheimer International Growth Fund/VA, Non-Service Shares*	18,560,470	2,746,379	7,900,448	13,406,401	29,494,082	390,086	2,380,916	4,429,611

					$1,610,167,748	$22,576,087	$115,181,420	$60,120,589

Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	564,279	172,600	102,007	634,872	$10,024,622	$-	$1,592,402	$679,454
MML Dynamic Bond Fund, Class II	-	239,620	2,016	237,604	2,307,131	35,758	-	(101)
MML Equity Income Fund, Initial Class	458,450	148,895	73,288	534,057	6,029,504	117,873	622,015	292,175
MML Focused Equity Fund, Class II	366,280	153,538	62,973	456,845	5,550,668	107,250	767,726	233,932
MML Foreign Fund, Initial Class	453,685	208,773	33,203	629,255	5,971,630	182,220	-	41,764
MML Fundamental Growth Fund, Class II	453,726	160,841	125,370	489,197	6,129,644	50,357	1,172,259	407,118
MML Fundamental Value Fund, Class II	390,143	120,265	44,220	466,188	6,619,874	91,704	520,727	172,285
MML Global Fund, Class I	499,894	259,128	91,635	667,387	7,835,128	88,520	339,235	478,367
MML High Yield Fund, Class II	5,880	-	5,880	-	-	-	-	(5,263)
MML Income & Growth Fund, Initial Class	381,619	111,482	79,310	413,791	4,696,528	90,643	295,935	238,170
MML Inflation-Protected and Income Fund, Initial Class	291,882	49,594	26,765	314,711	3,118,783	36,453	-	(32,670)
MML International Equity Fund, Class II	520,644	187,357	34,813	673,188	5,930,787	11,915	-	(27,409)
MML Large Cap Growth Fund, Initial Class	475,358	166,777	119,717	522,418	6,112,291	-	1,204,342	472,879
MML Managed Bond Fund, Initial Class	333,211	67,527	184,649	216,089	2,660,506	87,898	18,439	(41,499)
MML Managed Volatility Fund, Initial Class	363,799	5,654	369,453	-	-	-	-	(28,867)
MML Mid Cap Growth Fund, Initial Class	429,121	114,867	60,699	483,289	7,490,979	-	828,306	380,961
MML Mid Cap Value Fund, Initial Class	557,787	174,315	71,866	660,236	7,090,938	136,318	1,011,188	175,400
MML Short-Duration Bond Fund, Class II	242,510	55,970	19,751	278,729	2,703,668	60,809	-	(3,384)
MML Small Cap Growth Equity Fund, Initial Class	176,916	45,287	89,316	132,887	1,795,033	-	371,057	80,246
MML Small Company Value Fund, Class II	195,361	44,410	18,270	221,501	3,295,938	10,790	331,876	7,811

63

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/14	Purchases	Sales	Number of Shares Held as of 12/31/15	Value as of 12/31/15	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Aggressive Allocation Fund (Continued)
MML Small/Mid Cap Value Fund, Initial Class	163,877	53,243	23,429	193,691	$2,196,451	$16,614	$379,540	$24,741
MML Strategic Emerging Markets Fund, Class II	419,279	133,852	49,898	503,233	4,101,350	51,145	-	(81,135)
MML Total Return Bond Fund, Class II	173,768	34,201	41,769	166,200	1,693,578	52,971	17,273	(9,738)
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	30,702	11,252	6,223	35,731	2,745,932	-	251,557	56,268
Oppenheimer Global Fund/VA, Non-Service Shares*	64,709	61,555	34,364	91,900	3,492,213	41,717	207,973	251,416
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	590,256	581,029	-	1,171,285	11,314,615	39,450	-	-
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	14,638	-	14,638	-	-	-	-	(961)
Oppenheimer International Growth Fund/VA, Non-Service Shares*	1,559,480	340,812	728,050	1,172,242	2,578,933	32,648	199,274	200,872

					$123,486,724	$1,343,053	$10,131,124	$3,962,832

*	Fund advised by OFI Global Asset Management, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2015, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective January 1, 2016, the advisory fees, based upon each Fund’s average daily net assets, were changed for the following Funds as noted in the table below:

American Funds Growth Fund	0.15% on the first $500 million; and
0.125% on any excess over $500 million
American Funds International Fund	0.15% on the first $500 million; and
0.125% on any excess over $500 million
American Funds Core Allocation Fund	0.20% on the first $750 million; and
0.175% on any excess over $750 million

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and transfer agents; when replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2015, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2016

65

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 67	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 57	Trustee	Since 2012	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Harvard Business School.	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Director (2007-2010), Virtual Radiologic Corporation (telemedicine company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2012	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 69	Chairperson Trustee	Since 2016 Since 2003	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

66

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 64	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company); Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), Genzyme Corporation (biotechnology company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 63	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	95^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^ Age: 71	Trustee	Since 2003	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd. (holding company); Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

67

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elaine A. Sarsynski^^^ Age: 60	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	93	Director (since 2012), Horizon Technology Finance Management LLC (specialty finance company); Director (since 2013), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffrey M. Dube Age: 47	President	Since 2014	Vice President (since 2012), Assistant Vice President (2011-2012), Managing Director (2009-2011), MassMutual; President (since 2014), MML Series Investment Fund II (open-end investment company).	40

Michael C. Eldredge Age: 51	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	93

Andrew M. Goldberg Age: 49	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	93

Brian K. Haendiges Age: 55	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company).	93

Nicholas H. Palmerino Age: 50	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	93

68

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 51	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	93

Eric H. Wietsma Age: 49	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

69

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2015, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Conservative Allocation Fund	60.41%
Balanced Allocation Fund	75.32%
Moderate Allocation Fund	94.50%
Growth Allocation Fund	98.86%
Aggressive Allocation Fund	98.60%
American Funds Core Allocation Fund	81.64%

For the year ended December 31, 2015, the following Fund(s) earned the following foreign sources of income:

Amount
Conservative Allocation Fund	$186,979
Balanced Allocation Fund	310,977
Moderate Allocation Fund	1,922,517
Growth Allocation Fund	1,747,493
Aggressive Allocation Fund	166,334
American Funds International Fund	780,509
American Funds Core Allocation Fund	3,323,491

70

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees Approval of Investment Advisory Contracts

At their meeting in November 2015, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust or MML Advisers (the “Independent Trustees”), reviewed and approved a proposal to add breakpoints to the advisory fees of the American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund (the “Funds”). In arriving at their decision, the Trustees considered materials provided by MML Advisers, including revised profitability schedules for the Funds. In their deliberations, the Trustees were advised by independent counsel.

The amendments to the advisory agreements for the Funds became effective on January 1, 2016.

Prior to the votes being taken to approve the amendments to the advisory agreements discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of each such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

71

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2015

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2015:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2015.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.12%	$981.80	$0.60	$1,024.60	$0.61
Service Class	1,000	0.37%	980.10	1.85	1,023.30	1.89
Balanced Allocation Fund
Initial Class	1,000	0.12%	978.90	0.60	1,024.60	0.61
Service Class	1,000	0.37%	978.10	1.84	1,023.30	1.89
Moderate Allocation Fund
Initial Class	1,000	0.11%	974.60	0.55	1,024.70	0.56
Service Class	1,000	0.36%	974.00	1.79	1,023.40	1.84
Growth Allocation Fund
Initial Class	1,000	0.11%	970.50	0.55	1,024.70	0.56
Service Class	1,000	0.36%	969.60	1.79	1,023.40	1.84
Aggressive Allocation Fund
Initial Class	1,000	0.16%	965.50	0.79	1,024.40	0.82
Service Class	1,000	0.41%	964.70	2.03	1,023.10	2.09

72

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
American Funds Growth Fund
Service Class I**	$1,000	1.04%	$1,007.10	$5.26	$1,020.00	$5.30
American Funds International Fund
Service Class I**	1,000	1.24%	904.10	5.95	1,019.00	6.31
American Funds Core Allocation Fund
Service Class I	1,000	0.71%	978.10	3.54	1,021.60	3.62

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2015, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.
**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

73

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

©2016 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-38739-00

MML Series Investment Fund

Annual Report

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2015

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Jeffrey M. Dube

“In our view, the 2015 market environment underscored once again how important it can be for investors to take a long-term perspective and avoid reacting to current events or short-term market changes.”

December 31, 2015

The return of market volatility challenges retirement investors

Welcome to the MML Series Investment Fund Annual Report covering the year ended December 31, 2015. Large-company U.S. stocks and technology shares represented by the S&P 500® Index, NASDAQ Composite® Index, and Dow Jones Industrial AverageSM outperformed stocks of small and midsize U.S. companies along with foreign stocks from both developed and emerging markets in a volatile market environment. Despite the challenges presented by slowdowns in large and emerging economies across the globe, the U.S. economy continued to show overall progress. The economic difficulties elsewhere, which were exacerbated by new concerns about China, continuing low oil prices, and other factors, created a challenging investing environment that left some major U.S. and international stock indexes in negative territory for the year. While the market volatility that generally characterized the year presented a significant challenge, it can serve to remind investors that market conditions are cyclical and subject to change at any time.

In our view, the 2015 market environment underscored once again how important it can be for investors to take a long-term perspective and avoid reacting to current events or short-term market changes. We also believe individuals are wise to maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with the ups and downs of the market.

Suggestions for retirement investors under any market conditions

•	You are likely in it for the long term. Investing for retirement doesn’t happen overnight. Many people save and invest throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your long-term investment goals.

•	Continue to invest. Of course, you can’t control the performance of your investments, but you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as possible can help you boost your retirement savings.*

•	Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Who and what matter most

We believe “Who Matters Most to You Says the Most About You.” Helping our customers prepare for the kind of financial future they see for themselves matters most to us. That’s why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

markets or day-to-day events that may seem unsettling. We also believe changing market conditions have the potential to reward patient investors. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your continued confidence and trust in us.

Sincerely,

Jeffrey M. Dube

President

The information provided is the opinion of MassMutual Retirement Services Investments Services as of 1/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2015

Stocks mixed in a period of economic weakness abroad and low oil prices

Stock performance was mixed in the U.S. and around the world in a volatile market environment that challenged investors for much of the year ended December 31, 2015. High-quality U.S. bonds finished in positive territory, as many investors sought cover in the traditionally safer investments amid the market choppiness. Data pointing to weakness in certain measures confounded investors at different points during the year, but the U.S. economy continued to show overall progress, which stood in contrast to slowdowns in other large and emerging markets across the globe. Geopolitical wrangling centered around the Middle East, economic events and issues in China and Europe, dramatically lower oil prices, the strength of the U.S. dollar versus other benchmark currencies, and the latest announcements from the Federal Reserve (“Fed”) occupied the attention of investors and impacted markets throughout the year.

As 2015 kicked off, Fed watchers – fresh from witnessing the end of the central bank’s Quantitative Easing monthly bond purchase program in autumn 2014 – were speculating about when the central bank would see the U.S. economy as strong enough to begin increasing key short-term interest rates. Investors drove market volatility in reaction to economic data and statements by the Fed that possibly offered clues about when increases might start. The U.S. economy continued to show improvement in key measures, including in unemployment and some price categories; but the threat to U.S. growth represented by the nearly worldwide economic slowdown and unsettling news from China contributed to the Fed’s decision to delay increasing interest rates until its final meeting of the year in mid-December, when policymakers increased the federal funds rate by 0.25%, from 0.0% – 0.25% to 0.25% – 0.50% and made comparable increases in other relevant short-term rates. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.)

Slowing economic growth and weak demand in foreign markets combined with an overabundant supply drove investor concerns about oil, which continued its dramatic decline into 2015 before finally hitting a low of $43.39 per barrel in mid-March. The closely watched commodity gushed as high as $61.36 in June, and dropped to $38.22 in the late-August market turmoil. Oil never got as high as $50 again in 2015 and finished the year at $37.13, its lowest price since the height of the 2008 financial crisis. U.S. retail gasoline prices started 2015 at their lowest levels since 2009 and drove uphill into mid-summer before rolling back down to near where they had started the year. Gold prices peaked in late January 2015 at $1,295.75 per ounce then lost luster for much of the rest of the year and finished at approximately $1,060.

Market performance

A strong fourth quarter for U.S. stocks, with the strongest gains coming in October, helped lift most broad-market indexes into positive territory, but small- and mid-cap stocks failed to keep pace and declined for the year. The full-year advances in the most widely followed U.S. indexes masked the volatile environment, as the strong U.S. dollar made American goods more expensive in foreign markets and the nearly worldwide economic slowdown reduced overall demand. For the year, the technology-focused NASDAQ Composite® Index rose 6.96%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 1.38%, and the blue-chip Dow Jones Industrial AverageSM (Dow) just made it into positive territory with a 0.21% advance. Conversely, the Russell 2000® Index of small-capitalization stocks declined 4.41%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, fell 0.81%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, dropped 14.92%.*

Bonds mainly advanced during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising just 0.55% in the nearly unrelenting low interest rate environment. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 0.57%. Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.03%. The impact of lower oil prices on energy companies during the year worked against high-yield bonds, as many issuers of such bonds are energy companies. In this environment, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, dropped 4.47% for the year. The yield of the bellwether 10-year Treasury note increased from 2.17% at the beginning of 2015 to 2.27% at the close of business on the last day of the year, although that change masked considerable volatility along the way.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Q1 2015: Market momentum cools amid increasing talk of Fed rate hikes

In the first quarter of 2015, U.S. stocks declined in January and March, but produced strong gains in February. When the dust settled at the end of March, some key market benchmarks were not far from where they started the quarter. Much of the downside volatility in January was due to weakness in crude oil prices. A surging U.S. dollar also fueled concern about multinational companies that derive a significant portion of their profits from overseas, especially Europe.

February brought renewed optimism among stock investors amid some stabilization in oil’s price and favorable corporate earnings reports. However, stocks surrendered some of those gains in March, as a better-than-expected February employment report raised the possibility that the Fed might speed up its timetable for raising short-term interest rates. Other reports offered a mixed picture of the U.S. economy, however. According to data released in the first quarter, gross domestic product (GDP) expanded by a relatively modest 2.2% in the fourth quarter of 2014, which also included weak durable goods orders and retail sales.

The possibility of Greece defaulting on its debt following the January election of Prime Minister Alexis Tsipras (who had run a campaign against austerity), air strikes in Yemen by Saudi Arabia, more disappointing economic data from Europe and China, and concern about the upcoming second-quarter earnings season were other factors unsettling the market as the first quarter wound to a close.

Q2 2015: Greek debt crisis drives increased volatility

U.S. stocks were choppy in the second quarter of 2015, and most indexes made little headway in either direction. Investors sought clarity on a number of issues, including the debt problems of Greece, the sustainability of the U.S. economic recovery following a weak first quarter, when the Fed’s first interest-rate hike since mid-2006 could occur, and the near-term path of crude oil and the U.S. dollar.

Despite repeated efforts to forge an agreement with other countries in the European Union to reschedule its debt, Greece was unable to make a loan payment to the International Monetary Fund of €1.6 billion (euro), or roughly $1.8 billion, by a June 30 deadline. The default resulted in Greek banks and markets closing the week of June 29 through July 3. Global stock markets fell sharply in response on Monday, June 29, but stabilized on the final day of the quarter.

On the U.S. economic front, the news was somewhat encouraging – but still mixed. First-quarter GDP had originally been reported at -0.7% but underwent an upward revision to -0.2%. Nonfarm payrolls bounced back nicely in April and May after falling well short of estimates in March; however, industrial production remained weak amid challenges from lower oil prices and the stronger dollar.

The Fed’s Open Market Committee met in April and June, deciding both times to leave short-term interest rates unchanged. Crude oil, the focus of so much attention in prior quarters due to its steep decline, receded from the limelight in the second quarter when prices for the commodity rose.

Q3 2015: China’s economic slowdown sinks stocks worldwide; Fed leaves rates unchanged

U.S. stocks struggled in the third quarter of 2015, as concerns about China and fresh weakness in commodity prices prompted nervous investors to sell stocks and seek safer ground. A string of disappointing reports on China’s economy, coupled with that nation’s decision to devalue its currency on August 11 and another freefall in its share prices, contributed to the risk-sensitive environment.

The extreme volatility in Chinese stocks – partly a result of local investors buying on margin – had little effect on U.S. securities markets for much of 2015, but that changed in August, as the Shanghai Stock Exchange Composite Index plunged 43% following its mid-June peak. Most major U.S. stock benchmarks had their worst quarter since 2011 after U.S. stocks dropped roughly 10% in a decline that mostly occurred in just a handful of days in the second half of August. Crude oil prices had recovered somewhat starting in early spring, but again came under pressure during the August stock decline before regaining some ground by the end of the quarter. Following its mid-September meeting, the Fed provided few clues to investors about when the central bank would start increasing interest rates, and the lack of guidance roiled markets in the immediate aftermath.

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Despite the market jitters, most data indicated the U.S. economy was expanding at a reasonably healthy rate, even if the progress was subpar compared with most other post-World War II recoveries. Following a slow first quarter attributed to extreme weather, the final revised estimate for U.S. second-quarter growth came in at a fairly robust 3.9% annual rate, and overall expectations for 2015 were about in line with 2014’s annual growth of 2.4%. In August, the U.S. unemployment rate fell from 5.3% to 5.1%, the lowest level in seven years.

Q4 2015: Good quarter in a mediocre year; Fed increases rates

Stocks recovered strongly in October, with two of the most widely followed U.S. equity benchmarks, the Dow and the S&P 500, turning in their best monthly gains since October 2011. Fears about China and crude oil eased, and a weak September payroll number fueled hopes that the Fed might delay raising short-term interest rates; however, the October and November employment reports were considerably stronger, renewing talk of a rate increase, which ultimately occurred at the Fed’s December 16 meeting. Elsewhere, crude oil broke to another new low for the year in December and ended 2015 with an annual decline of 31% after falling almost 50% in 2014. These factors led to choppy market action over the final two months of the year.

Data from the Department of Commerce continued to support the view the U.S. economy is generally expanding at a reasonably healthy rate that, nevertheless, has been subdued compared with most other post-World War II recoveries. Following a weak 0.6% pace for real (inflation-adjusted) GDP in the first quarter, second-quarter growth rebounded strongly, putting GDP at 3.9%, but it settled back to 2.0% in the third quarter. As of late December, the Fed was forecasting further slowing and GDP at 1.3% for the fourth quarter.

With 2015 in the books, stocks worldwide kicked off 2016 by declining sharply in response to more bad news about the Chinese economy, and investors entered the new year wary of many of the same factors that drove markets in 2015, including the ongoing impact of economic malaise in China, Europe and emerging markets, the low price of oil, the timetable for Fed interest rate increases and the potential actions of other central banks around the world.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned 11.10%, significantly outperforming the 5.67% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also outperformed, by a wide margin, the 1.38% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection was the primary reason for the Fund’s outperformance, relative to the benchmark, during the year ended December 31, 2015. Fund holdings in the consumer discretionary, information technology, and materials sectors were standouts, whereas the Fund’s holdings in consumer staples and financials were the greatest detractors.

Consumer discretionary was by far the performance leader, with Fund holding Amazon, the online retailing giant, continuing to improve operating leverage in its core retail business and reporting impressive results with sharp acceleration in revenue and margins in its Amazon Web Services cloud-computing unit. Shares of Fund holding Netflix also surged, as the provider of video content continued to enjoy momentum in its core subscriber base – and announced a well-received seven-for-one stock split. In the information technology sector, multiple factors propelled shares of Fund holding Alphabet (the new holding company of Google) higher, including strong earnings driven by increased advertising coverage on mobile searches. The Fund’s limited position in Apple also aided relative performance when, despite strong iPhone sales in the first few months of 2015, the share price suffered as fiscal third-quarter sales fell below analyst expectations and investor concerns emerged over the company’s growth prospects in China.

On the downside, consumer staples was the largest relative detractor, mainly due to the Fund’s significantly underweight position, relative to the benchmark, in this strongest-performing sector. In the financials sector, stock selection was the primary detractor. Although shares of Fund holding Morgan Stanley advanced steadily through the first half of 2015 on better-than-expected earnings results, shares declined sharply during the third quarter’s market correction. State Street Bank, another Fund holding in the financials sector, benefited from revenue growth and demonstrated better-than-expected expense discipline, but the company experienced difficulty from industry-wide challenges, including foreign exchange headwinds, increasing regulatory and compliance costs, and unfavorable third-quarter market returns.

Subadviser outlook

We remain optimistic about the longer-term prospects for large-cap growth stocks and believe the U.S. may generate moderate economic growth in 2016. Our view is that the Federal Reserve could raise short-term interest rates at a slower pace than the market currently expects. However, we believe the recent weakness in China’s industrial economy, falling energy and commodity prices, and periodic geopolitical flare-ups may help sustain the market’s recent volatility. As we enter 2016, our view is that growth stocks remain fairly priced based on traditional valuation metrics, such as price/earnings and price/book ratios relative to their long-term history.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/15

Amazon.com, Inc.	7.5%
Alphabet, Inc. Class C	4.3%
Facebook, Inc. Class A	3.5%
The Priceline Group, Inc.	3.2%
Danaher Corp.	3.1%
Visa, Inc. Class A	2.9%
Alphabet, Inc. Class A	2.6%
Microsoft Corp.	2.6%
MasterCard, Inc. Class A	2.6%
Alexion Pharmaceuticals, Inc.	2.6%

34.9%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/15

Consumer, Non-cyclical	29.2%
Communications	28.0%
Consumer, Cyclical	16.2%
Financial	8.8%
Technology	8.4%
Industrial	8.0%
Basic Materials	1.2%
Energy	0.2%
Mutual Funds	0.0%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%

Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund Initial Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/1/06 - 12/31/15
Initial Class	11.10%	15.49%	9.17%
Russell 1000 Growth Index*	5.67%	13.53%	8.51%
S&P 500 Index	1.38%	12.57%	6.96%

Hypothetical Investments in MML Blue Chip Growth Fund Service Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	10.76%	15.18%	10.78%
Russell 1000 Growth Index*	5.67%	13.53%	10.11%
S&P 500 Index	1.38%	12.57%	8.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in the common stocks of established companies. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Fund’s subadviser currently considers well-established companies to mean companies that it considers to be seasoned companies with relatively long operating histories. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned -6.88%, significantly trailing the 1.38% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also underperformed the -3.83% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s unfavorable performance, relative to the benchmark, for the year ended December 31, 2015, was primarily attributable to stock selection and, secondarily, sector weightings. The leading detractors from relative results were the health care and consumer discretionary sectors. Conversely, the industrials and business services sector and the materials sector contributed to relative performance.

The health care sector detracted from relative returns due to an underweight allocation, relative to the benchmark, and stock selection. In particular, Fund holding GlaxoSmithKline, a pharmaceutical company, underperformed after the company had difficulty getting its new respiratory treatments reimbursed by health insurance plans. Stock selection and an overweight allocation to the consumer discretionary sector also hindered relative results. There, Fund holding of department store retailer Macy’s struggled from disappointing top-line growth driven by lower tourism at its highly profitable flagship stores, and from slower growth in its core handbags and accessories businesses. Shares of office supplies retailer Staples declined, amid concerns of antitrust objections from the Federal Trade Commission regarding its proposed acquisition of competitor Office Depot.

Conversely, an overweight allocation to the industrials and business services sectors contributed to the Fund’s relative performance. Fund holding Harris, a communications equipment company, experienced healthy levels of international demand for its tactical radios, as numerous countries upgraded their defense departments’ communication systems. Stock selection in the materials sector also helped relative results. There, Fund holding Vulcan Materials, a producer of construction aggregates, benefited from improving margins due to lower diesel fuel prices and robust volume growth.

Subadviser outlook

The final months of 2015 experienced higher-than-usual volatility, as investors worried about the effects of rising interest rates, economic conditions abroad, and weak commodity prices. Our view is that these issues could remain in the forefront during much of 2016, and we consequently are maintaining a cautious outlook. We believe we are likely to see reasonable economic and earnings growth going forward and valuations that are more in line with historic norms, but our view is that there is still much to be concerned with in the global economy. Growth in China continues to slow, and many investors remain concerned about the government’s ability to navigate a soft landing. In the U.S., investors were comforted by the Federal Reserve’s decision to raise interest rates, but remain nervous about the economic effects of rising rates. In Europe, the potential for additional European Central Bank stimulus was welcome news; however, other geopolitical challenges, such as the rise of ISIS and tensions with Russia, have introduced uncertainty.

Against this backdrop, we believe there may be more modest equity returns in 2016, as the impact of lower commodity prices and the strong U.S. dollar could continue to weigh on S&P 500 earnings.

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/15

General Electric Co.	3.5%
JP Morgan Chase & Co.	3.4%
Exxon Mobil Corp.	2.4%
Microsoft Corp.	2.3%
Johnson & Johnson	2.1%
Pfizer, Inc.	2.1%
The Boeing Co.	2.0%
Bank of America Corp.	1.8%
MetLife, Inc.	1.6%
Verizon Communications, Inc.	1.6%

22.8%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/15

Financial	24.7%
Industrial	12.9%
Consumer, Non-cyclical	12.5%
Energy	10.8%
Communications	10.2%
Utilities	7.7%
Consumer, Cyclical	7.6%
Technology	6.9%
Basic Materials	4.9%
Mutual Funds	0.0%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/1/06 - 12/31/15
Initial Class	-6.88%	8.65%	4.99%
S&P 500 Index*	1.38%	12.57%	6.96%
Russell 1000 Value Index	-3.83%	11.27%	5.47%

Hypothetical Investments in MML Equity Income Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-7.10%	8.39%	6.04%
S&P 500 Index*	1.38%	12.57%	8.75%
Russell 1000 Value Index	-3.83%	11.27%	7.47%
GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Class I shares returned 0.99%, lagging the 1.38% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

For the year ended December 31, 2015, consumer discretionary and health care were the strongest-performing sectors within the Index, whereas the energy and materials sectors exhibited the worst returns.

U.S. large-cap stocks were flat over the first quarter of 2015, with elevated levels of volatility partly related to the market’s anticipation of a possible Federal Reserve (the “Fed”) interest rate hike in the third or fourth quarter. The uncertainty surrounding a possible Greek exit from the euro zone also weighed on markets around the globe and the U.S. was no exception, with the majority of domestic markets down or flat over the second quarter of 2015. While the damage to U.S. markets was modest, government instability in Greece and the country’s inability to make certain debt payments increased volatility.

U.S. equities experienced negative returns in the third quarter, with increased volatility in August, partly attributable to turmoil in China’s stock market, global growth concerns, and uncertainty regarding future Fed interest rate decisions. The Chinese stock market’s bull run was interrupted in July, prompting the Chinese government to devalue the country’s currency in an effort to drive the economy and the market up, despite indicators of weaker growth in China. The strong dollar abroad negatively impacted some U.S. equity sectors that rely on non-U.S. revenues. The Fed declined to raise rates at its September meeting, instead delaying its initial rate increase until its December meeting.

Domestic equities experienced positive returns in the fourth quarter, driven largely by strong performance in October – although U.S. markets were generally flat in the final two months of the year. In October, Fed officials signaled the looming rate hike. The markets’ positive reaction to this, in tandem with the announcement of an expansion of the European Central Bank’s bond-buying program, helped support the October rally in global equity markets. During the fourth quarter, WTI and Brent crude oil prices both plummeted roughly 20%, continuing the downward trend seen throughout the year. Falling oil prices negatively impacted sectors with a greater reliance on oil – particularly the energy sector. Economic data was mostly positive in the fourth quarter, although there were some signs suggesting slowing growth in the U.S.

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Our view is that various factors, such as China’s struggles, low oil prices, Fed policy, the continuing impact of the strong dollar, and U.S. economic data will likely continue to play an influential role in the direction the equity markets take in 2016. We don’t manage the Fund according to a given outlook for the equity markets or the economy in general, because we’re managing an index fund that seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the Index. Nevertheless, we will monitor economic conditions and their effect on the financial markets as we seek to track the Index’s performance closely.

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/15
Apple, Inc.	3.3%
Microsoft Corp.	2.5%
Exxon Mobil Corp.	1.8%
General Electric Co.	1.6%
Johnson & Johnson	1.6%
Amazon.com, Inc.	1.4%
Wells Fargo & Co.	1.4%
Berkshire Hathaway, Inc. Class B	1.4%
JP Morgan Chase & Co.	1.4%
Facebook, Inc. Class A	1.3%

17.7%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/15
Consumer, Non-cyclical	24.9%
Financial	16.5%
Communications	13.8%
Technology	12.5%
Consumer, Cyclical	10.2%
Industrial	9.5%
Energy	6.5%
Utilities	3.0%
Basic Materials	2.5%
Diversified	0.0%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I, Class II, Class III, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Ten Year Average Annual 1/1/06 - 12/31/15
Class I	0.99%	12.10%	6.88%
Class II	1.17%	12.27%	7.05%
Class III	1.32%	12.43%	7.21%
S&P 500 Index	1.38%	12.57%	7.31%

Hypothetical Investments in MML Equity Index Fund Service Class I and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class I	0.70%	11.82%	8.04%
S&P 500 Index	1.38%	12.57%	8.75%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Class II shares returned -8.93%, underperforming, by a wide margin, the 0.92% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, the materials sector supplied the largest negative absolute return as a result of the Fund’s lone position in metals and mining company Glencore, whose share price was pressured as commodity and energy prices declined significantly throughout the year. The Fund eliminated its position in Glencore in late 2015 in favor of other holdings that Fund management believed had greater upside potential.

The energy sector supplied the next-largest negative return, as three underlying Fund holdings there – oil and gas equipment firms National Oilwell Varco and Halliburton as well as oil and gas exploration company Anadarko – all declined substantially. Finally, consumer discretionary media and publishing company Tribune Media and industrial construction machinery firm Cummins were the next-largest detractors from the Fund’s overall return in 2015.

Turning to the positive, two of the six sectors in which the Fund invested during the year delivered positive absolute returns. Technology provided the largest boost, and top-contributing Fund holdings were software giant Microsoft, semiconductor equipment maker Applied Materials, and payment processing company Visa – all of which turned in strong full-year results. The technology sector also delivered the best performance relative to the benchmark.

The best-performing individual security was online retailing giant Amazon, a Fund holding whose share price gained value throughout the year, making it a top contributor for all four quarters of 2015. Amazon’s most recent earnings report, released in October 2015, showed earnings per share and revenue that beat analyst estimates.

Subadviser outlook

The new year carries with it new market concerns, which we believe include possible actions the Federal Reserve will take regarding future interest rate increases. And while economic growth in the U.S. persists at a moderate pace overall, our view is that conditions outside of the country continue to sway market behavior. Slowing growth in China remains at the forefront, as its government works to boost domestic consumption, and currency disparities still adversely affect businesses around the world. Lastly, in addition to causing real-world destruction, we believe the unpredictable timing and intensity of terrorist activities may also threaten market stability in 2016.

Despite this challenging market environment, our plan is to stay the course and remain committed to the Fund’s investment philosophy and methodology.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 12/31/15

American International Group, Inc.	7.9%
General Motors Co.	7.3%
Wells Fargo & Co.	7.1%
Microsoft Corp.	6.9%
JP Morgan Chase & Co.	5.6%
Aon PLC	5.5%
Cummins, Inc.	5.0%
BlackRock, Inc.	4.9%
CBRE Group, Inc.	4.8%
Applied Materials, Inc.	4.7%

59.7%

MML Focused Equity Fund Sector Table (% of Net Assets) on 12/31/15

Financial	35.7%
Technology	18.0%
Consumer, Cyclical	13.7%
Industrial	9.4%
Communications	6.6%
Energy	6.3%

Total Long-Term Investments	89.7%
Short-Term Investments and Other Assets and Liabilities	10.3%

Net Assets	100.0%

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Focused Equity Fund Class II and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Since Inception Average Annual 12/8/11 - 12/31/15
Class II	-8.93%	14.10%
Russell 1000 Index	0.92%	15.02%

Hypothetical Investments in MML Focused Equity Fund Service Class I and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Since Inception Average Annual 5/1/12 - 12/31/15
Service Class I	-9.16%	10.97%
Russell 1000 Index	0.92%	13.24%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, consisting primarily to predominantly of common stocks, and, while there are no set percentage targets, the Fund invests predominantly in large- to medium-capitalization companies with market capitalization values greater than $2 billion and may invest a portion in smaller companies. The Fund’s subadviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned -4.17%, trailing the -0.81% return of the MSCI EAFE Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets around the world, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, stock selection in Asia detracted from the Fund’s relative performance – particularly in Japan, where an underweight position, relative to the benchmark, hindered results. Overweight allocations to China, South Korea, and Singapore, relative to the benchmark, also hampered results, as did non-benchmark exposures to Brazil and Canada.

From a sector perspective, key detractors from the Fund’s relative performance included stock selection in telecommunication services, where two underperforming Fund holdings included diversified telecommunication services providers China Telecom (not included in the benchmark) and Telefonica (Spain). Stock selection in the industrials sector hindered relative results, particularly Singapore-based industrial and commodity products supply chain company Noble Group, Chinese engine manufacturer Weichai Power (not included in the benchmark) and Japanese industrial conglomerate Toshiba, which were all Fund holdings that significantly underperformed. Stock selection and an underweight stake in consumer staples, which outperformed the benchmark, also hurt relative results, and U.K. retailer Tesco was another Fund holding that was a significant detractor for the year. Other Fund holdings that held back the Fund’s full-year returns included South Korean steel, engineering, and construction company POSCO (not included in the benchmark), financial services providers HSBC Holdings (U.K.) and DBS Group Holdings (Singapore), and U.K.-listed oil and gas company Royal Dutch Shell.

Conversely, stock selection in Europe – most notably in Germany, the Netherlands, Ireland, and Switzerland – benefited the Fund’s performance relative to the benchmark. Stock selection and an underweight position in Australia also contributed, as did stock selection and an overweight stake in Israel.

From a sector perspective, Fund holdings in materials benefited the Fund, notably construction materials companies CRH (Ireland) and HeidelbergCement (Germany), as well as U.K. consumer packaging manufacturer Rexam. A lack of exposure to the underperforming utilities sector helped the Fund’s relative performance, as did stock selection in consumer discretionary. In particular, Fund holdings that proved beneficial included Japanese automobile manufacturer Nissan Motor and U.K. media company Sky. Other key Fund holdings that contributed to the Fund’s results were German semiconductor company Infineon Technologies, Japanese food products and non-alcoholic beverages company Suntory Beverage & Food, Teva Pharmaceutical Industries (Israel), and insurance companies AXA (France) and Swiss Re (Switzerland).

During the period, the U.S. dollar appreciated against most foreign currencies, which hindered the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Subadviser outlook

At the onset of 2016, we believe value stocks have been overly lagging relative to other categories, including growth, quality, and safety. While this environment has been the case for some time, for us, the potential for value stocks represents some of the most compelling opportunities in equity markets today. Consequently, we have sought to position the Fund accordingly.

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/15

Samsung Electronics Co., Ltd.	2.4%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2.2%
Roche Holding AG	2.2%
BNP Paribas	2.0%
GlaxoSmithKline PLC	2.0%
AXA SA	1.8%
ING Groep NV	1.7%
CRH PLC	1.7%
Bayer AG	1.7%
Nissan Motor Co. Ltd.	1.7%

19.4%

MML Foreign Fund Sector Table (% of Net Assets) on 12/31/15

Financial	26.4%
Consumer, Non-cyclical	17.4%
Industrial	12.9%
Communications	10.6%
Energy	10.4%
Consumer, Cyclical	9.5%
Mutual Funds	6.2%
Technology	4.6%
Basic Materials	3.6%
Diversified	0.4%

Total Long-Term Investments	102.0%
Short-Term Investments and Other Assets and Liabilities	(2.0)%

Net Assets	100.0%

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund Initial Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/1/06 - 12/31/15
Initial Class	-4.17%	2.93%	1.58%
MSCI EAFE Index	-0.81%	3.60%	1.69%

Hypothetical Investments in MML Foreign Fund Service Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-4.51%	2.66%	1.20%
MSCI EAFE Index	-0.81%	3.60%	2.07%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Class II shares returned 6.22%, outperforming the 5.67% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s strong relative performance for the year ended December 31, 2015 was largely due to favorable stock selection within the industrials, consumer discretionary, and energy sectors – although this was partially offset by security selection within the information technology sector. The Fund’s underweight exposure to the lagging industrials and materials sectors also aided benchmark-relative results. Sector allocation is a result of the Fund’s bottom-up stock selection process, which focuses on the selection of individual securities.

Two Fund holdings that were top contributors to benchmark-relative performance for the year included Altera, in the information technology sector, and Amazon, in consumer discretionary. Altera, a semiconductor company that creates custom programmable chips, agreed to be acquired by Intel. The stock price rose on speculation of the deal in the months leading up to the announcement and advanced further when Intel offered a significant premium for Altera shares. The Fund received cash for its position in Altera.

The Fund initiated a position in Amazon during the period. The U.S.-based global e-commerce retailer’s results exceeded expectations throughout the year, driven by improving profitability and margin trends, both of which benefited share prices. Usage of their cloud business, Amazon Web Services, and Prime membership growth also continued to accelerate.

Turning to the downside, certain holdings hampered the Fund’s relative performance during the year. These included information technology companies Oracle and Western Digital. Oracle’s shares declined due to several quarters of revenue and operating margins that were below analyst estimates, as the company was affected by foreign exchange challenges and expenses related to building out its cloud business. Fund management believes, however, that Oracle has made progress in the cloud business and may be well positioned for a gradual industry transition from enterprise to cloud. Shares of Western Digital, a computer data storage company, pulled back in the first quarter of 2015 over concerns about weakening demand for hard disk drives. The Fund subsequently exited the position.

Subadviser outlook

The Fund decreased its exposure to the information technology sector during the year. Despite this, the sector remained the Fund’s largest overweight as of year-end. Conversely, at year-end, the Fund held its largest underweight positions in the industrials and materials sectors.

We continue to seek to construct a Fund portfolio that offers a balance of potentially favorable growth, quality, and valuation metrics based on our forecasts. We remain true to our process and believe the Fund has an attractive portfolio of companies with strong balance sheets, solid growth opportunities, and high returns on capital.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/15

Alphabet, Inc. Class C	5.6%
Apple, Inc.	5.5%
Amazon.com, Inc.	3.5%
Microsoft Corp.	3.5%
Facebook, Inc. Class A	3.3%
Oracle Corp.	2.8%
The Home Depot, Inc.	2.6%
PepsiCo, Inc.	2.4%
Visa, Inc. Class A	2.1%
Bristol-Myers Squibb Co.	2.1%

33.4%

MML Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/15

Consumer, Non-cyclical	30.5%
Communications	22.2%
Technology	19.7%
Consumer, Cyclical	14.2%
Financial	6.7%
Industrial	3.5%
Energy	1.8%
Basic Materials	0.4%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Growth Fund Class II and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Since Inception Average Annual 12/8/11 - 12/31/15
Class II	6.22%	14.87%
Russell 1000 Growth Index	5.67%	15.90%

Hypothetical Investments in MML Fundamental Growth Fund Service Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Since Inception Average Annual 5/1/12 - 12/31/15
Service Class I	5.91%	11.94%
Russell 1000 Growth Index	5.67%	13.76%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Class II shares returned -2.88%, outperforming the -3.83% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, security selection within the consumer staples, information technology, and financials sectors contributed to relative results. The Fund’s underweight allocation, relative to the benchmark, to the lagging energy sector, a result of the Fund’s bottom-up stock selection process, also aided relative performance. However, weak stock selection partially offset positive relative performance in the Fund’s energy sector holdings.

Fund holdings that were top contributors to benchmark-relative results included Kraft Foods (in the consumer staples sector) and Home Depot (consumer discretionary). The Fund’s avoidance of benchmark laggard Kinder Morgan, an energy company that operates a large network of natural gas and refined petroleum products pipelines, also boosted the Fund’s relative results. Shares of Kraft Foods moved up strongly on news that the company would merge with Heinz. Home Depot reported strong second-quarter earnings results and a strong outlook, which propelled the share price higher.

The oil sector saw its sharpest sell-off in three years following OPEC’s decision not to cut production in an environment of declining oil prices. The resulting unfavorable supply/demand backdrop drove declines in both of the Fund’s top relative detractors, Fund holdings Southwestern Energy and Marathon Oil. Southwestern Energy, a natural gas-focused exploration and production company, declined due to disappointing third-quarter earnings related to low natural gas prices and negative sentiment around the company’s recent acquisition of acreage in the Marcellus and Utica basins. Marathon Oil, a U.S. exploration and production company, underperformed amid the oil weakness and reported third-quarter earnings that were below analyst estimates. The falling oil prices worked against the company’s higher production volumes which resulted in reduced earnings.

Subadviser outlook

At the end of 2015, the Fund was avoiding financials with higher exposure to energy markets. Within the energy sector, we believe the moderation of commodity prices may follow several different paths, and plan to incorporate a broad range of possible prices into our analysis. We are positioning the Fund with exposure to companies that are, in our view, some of the best capitalized to withstand a protracted period of depressed prices. As we enter 2016, the Fund’s largest overweight stakes are in the consumer discretionary and health care sectors, with the most underweight allocations in the financials sector.

Looking ahead, we continue to seek balance in the Fund to allow for upside potential, while avoiding being overly influenced by a specific economic scenario. For example, while our opinion is that some bank and insurance stocks could benefit from prospective interest rate increases, the Fund is maintaining exposure to other, less interest-rate sensitive sectors of the market.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/15

Wells Fargo & Co.	4.1%
JP Morgan Chase & Co.	4.1%
Cisco Systems, Inc.	3.2%
Microsoft Corp.	2.9%
Citigroup, Inc.	2.5%
Merck & Co., Inc.	2.5%
General Electric Co.	2.4%
PNC Financial Services Group, Inc.	2.4%
Intel Corp.	2.2%
Chevron Corp.	2.1%

28.4%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/15

Financial	25.8%
Consumer, Non-cyclical	17.7%
Industrial	10.9%
Communications	10.1%
Consumer, Cyclical	9.8%
Energy	9.3%
Technology	7.4%
Basic Materials	3.6%
Utilities	3.2%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Value Fund Class II and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/10/10 - 12/31/15
Class II	-2.88%	10.08%	11.56%
Russell 1000 Value Index	-3.83%	11.27%	12.66%

Hypothetical Investments in MML Fundamental Value Fund Service Class I and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Since Inception Average Annual 5/1/12 - 12/31/15
Service Class I	-3.18%	10.81%
Russell 1000 Value Index	-3.83%	12.59%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. The Fund may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Class I shares returned -1.36%, lagging the -0.87% return of the MSCI World Index (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 22 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection – both what the Fund invested in and those stocks it didn’t select – significantly contributed to the Fund’s underperformance versus the benchmark for the year ended December 31, 2015. Stock selection in the retailing sector detracted from benchmark-relative performance, since the Fund’s avoidance of Internet retailer Amazon proved detrimental due to the fact that the stock outperformed the benchmark during the reporting period. Security selection in the transportation sector also weighed on relative performance. An overweight allocation to railroad company Canadian Nation Railway (Canada), relative to the benchmark, also hindered relative returns, as this Fund holding lagged the benchmark for the year.

Elsewhere, the Fund’s overweight positions in six holdings – media firm Time Warner, investment management firm Franklin Resources, financial services company American Express, custody bank State Street, industrial gas supplier Linde (Germany), and enterprise software products maker Oracle – weakened relative results. Additionally, the Fund’s avoidance of Internet search company Alphabet (the parent company of Google) and software giant Microsoft hurt relative performance.

Also detracting from relative performance during the year was the Fund’s currency exposure relative to the benchmark, which resulted primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies. It is not unusual for the Fund to have different currency exposure than the benchmark.

On the positive side, contributing to the Fund’s full-year performance was a combination of its overweight position and security selection in the consumer staples sector, where overweight positions in four Fund holdings – Swedish paper manufacturer and consumer goods company Svenska Cellulosa, household products manufacturer Reckitt Benckiser (United Kingdom), brewer Heineken (Netherlands), and food manufacturing company Kellogg (U.S.) – all boosted relative returns.

An underweight position in the energy sector and the Fund’s avoidance of the utilities and communications sector further aided relative performance – although there were no individual stocks within either sector that were among the Fund’s largest relative contributors. Fund holdings in other sectors that bolstered relative performance included management consulting firm Accenture, media conglomerate Walt Disney, global payments technology company Visa, life sciences supply company Thermo Fisher Scientific, automotive replacement parts distributor Autozone, and cable services provider Time Warner Cable. The Fund held overweight positions in all of these stocks.

Subadviser outlook

Everywhere we look – across regions, countries, markets and assets – we see situations of divergence. The U.S. Federal Reserve (the “Fed”) has started to tighten (i.e., raise interest rates), while most other central banks keep easing. In China, manufacturing continues to falter, though the service sector appears to be faring better. And in the United States, we find industrials and goods producers subsiding, but nonmanufacturing and retail sales expanding.

Divergence is evident across many dimensions of the global economy, yet our view is that its roots likely lie in the policies of the world’s major monetary authorities. Consequently, we believe the ripple effects of central bank policy deviations have caused

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

fractures across the global economy. In the U.S., our opinion is that the Fed is concerned with inflationary dynamics. The strengthening trend of the dollar has suppressed import prices and thus dampened domestic inflation, so we believe Fed policymakers may increase rates gradually – not as aggressively as in past cycles when the economy grew faster and price levels rose more quickly. In 2016, our view is that divergences within the credit and equity markets could provide buying opportunities for active managers.

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/15

Thermo Fisher Scientific, Inc.	2.8%
Nestle SA	2.6%
Honeywell International, Inc.	2.6%
Accenture PLC Class A	2.5%
The Walt Disney Co.	2.5%
Reckitt Benckiser Group PLC	2.4%
Time Warner, Inc.	2.3%
Visa, Inc. Class A	2.2%
Bayer AG	2.1%
State Street Corp.	2.0%

24.0%

MML Global Fund Sector Table (% of Net Assets) on 12/31/15

Consumer, Non-cyclical	35.1%
Industrial	15.0%
Financial	12.5%
Communications	10.9%
Consumer, Cyclical	8.1%
Basic Materials	7.6%
Technology	6.0%
Diversified	1.7%
Energy	1.7%
Mutual Funds	1.1%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II, and the MSCI World Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/1/06 - 12/31/15
Class I	-1.36%	9.25%	3.80%
Class II	-1.35%	9.33%	3.95%
MSCI World Index	-0.87%	7.59%	4.14%

Hypothetical Investments in MML Global Fund Service Class I and the MSCI World Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class I	-1.63%	8.94%	5.82%
MSCI World Index	-0.87%	7.59%	5.09%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets in equity securities and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned 0.49%, underperforming the 1.38% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection – both what the Fund invested in and what it didn’t invest in – played a major role in the Fund’s underperformance versus the benchmark for the year ended December 31, 2015. For example, in the retailing sector, the Fund’s failure to invest in Internet retailer Amazon weakened relative results for the year, as that company’s shares appreciated strongly during the year. Stock selection in the leisure sector was another area of relative weakness, as two stocks the Fund held in overweight positions – lagging media firms Time Warner and Twenty-First Century Fox – hampered performance, relative to the benchmark.

Elsewhere, the Fund’s avoidance of software giant Microsoft, diversified industrial conglomerate General Electric, and social networking services provider Facebook dampened relative performance, as the shares of all three companies outpaced the benchmark. The Fund’s overweight positions in three holdings – financial services company American Express and energy exploration and production companies EOG Resources and Noble Energy – also detracted from relative results. The Fund’s investment in Canadian railroad company Canadian National Railway, which is not a benchmark constituent, further dampened relative returns.

During the year, the Fund’s currency exposure relative to the benchmark, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. It is not unusual for the Fund to have different currency exposure than the benchmark.

Turning to the positive, stock selection in the technology sector benefited relative performance, as the Fund’s overweight position in Internet search giant Alphabet (the parent company of Google) was a notable contributor. The Fund’s avoidance of poorly performing wireless communications software company QUALCOMM also aided relative results for the year. Another positive for the Fund was stock selection and an underweight position in the utilities and communications sector. The Fund’s avoidance of natural gas pipelines operator Kinder Morgan also supported relative results, as the company underperformed the benchmark.

In other sectors, the Fund’s overweight positions in several holdings strengthened relative results. These included global payments technology company Visa, snack food and beverage producer Mondelez International, management consulting firm Accenture, financial clearing house Nasdaq, commercial products manufacturer Newell Rubbermaid, and life sciences supply company Thermo Fisher Scientific. Conversely, the Fund’s avoidance of poorly performing integrated oil and gas company ExxonMobil also bolstered its relative performance for the year.

Subadviser outlook

Everywhere we look – across regions, countries, markets, and assets – we see situations of divergence. The U.S. Federal Reserve (the “Fed”) has started to tighten (i.e., raise interest rates), while most other central banks keep easing. In China, manufacturing continues to falter, though the service sector appears to be faring better. And in the United States, we find industrials and goods producers subsiding, but nonmanufacturing and retail sales expanding.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Divergence is evident across many dimensions of the global economy, yet our view is that its roots likely lie in the policies of the world’s major monetary authorities. Consequently, we believe the ripple effects of central bank policy deviations have caused fractures across the global economy. In the U.S., our opinion is that the Fed is concerned with inflationary dynamics. The strengthening trend of the dollar has suppressed import prices and thus dampened domestic inflation, so we believe Fed policymakers may increase rates gradually – not as aggressively as in past cycles when the economy grew faster and price levels rose more quickly. In 2016, our view is that divergences within the credit and equity markets could provide buying opportunities for active managers.

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/15

JP Morgan Chase & Co.	3.3%
Danaher Corp.	2.9%
Visa, Inc. Class A	2.8%
Alphabet, Inc. Class A	2.4%
Thermo Fisher Scientific, Inc.	2.4%
Bank of America Corp.	2.1%
Johnson & Johnson	2.1%
Wells Fargo & Co.	2.1%
American Tower Corp.	1.9%
Alphabet, Inc. Class C	1.9%

23.9%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/15

Consumer, Non-cyclical	26.8%
Financial	21.1%
Technology	11.1%
Communications	9.9%
Industrial	9.9%
Consumer, Cyclical	9.4%
Energy	4.7%
Basic Materials	4.1%
Utilities	1.5%
Diversified	1.1%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund Initial Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/1/06 - 12/31/15
Initial Class	0.49%	11.68%	4.56%
S&P 500 Index	1.38%	12.57%	6.96%

Hypothetical Investments in MML Growth & Income Fund Service Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	0.18%	11.40%	7.09%
S&P 500 Index	1.38%	12.57%	8.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income by investing primarily in equity securities of dividend paying companies that the Fund’s subadviser believes will both increase in value over the long term and provide current income. The Fund will focus on issuers that have good prospects for capital appreciation. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned -0.09%, underperforming the 1.38% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund outperformed the -3.83% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Entering 2015, Fund management had positioned the Fund to take advantage of the improving U.S. economy and the higher interest-rate environment that investors expected to appear during the year. Toward that end, the Fund’s largest sector allocations for the year were in financials and industrials.

The largest detractor from relative performance during the year was a combination of stock selection and an underweight allocation, relative to the benchmark, to the health care sector. The Fund held an overweight stake in the managed care industry, but did not own benchmark holdings Cigna and Humana, each of which benefited from merger and acquisition (M&A) activity during the year. Stock selection in the financials sector also hurt relative returns. In particular, the Fund’s overweight allocation to credit services company American Express and certain Fund holdings within the insurance industry proved to be costly. Lastly, stock selection in telecommunication services and a combination of stock selection and an overweight stake in the materials sector also weighed on relative performance for the year.

On the positive side, the largest contributor to relative performance for the year was the Fund’s underweight allocation to and its stock selection within the energy sector. Notable relative contributors in the sector included the Fund’s overweight allocation to refiner Marathon Petroleum, which benefited from stronger gasoline demand; and the Fund’s avoidance of oil and gas pipelines operator Kinder Morgan. The Fund’s underweight allocation to the exploration and production and oilfield service industries also proved beneficial in the 2015 environment of falling crude oil prices. Fund holdings in industrials also boosted relative returns, particularly, an overweight allocation to aerospace and defense operators Northrop Grumman, Raytheon, and Lockheed Martin, which performed well during the year. Lastly, stock selection in the consumer staples and consumer discretionary sectors added to relative results. In consumer staples, a top contributor included Fund holding Kroger, which is a major grocery store operator. Within consumer staples, the Fund’s overweight allocation to the tobacco industry also contributed. Finally, in consumer discretionary, the Fund’s allocation to Home Depot, a home improvement retailer, outperformed due to the company’s stronger-than-expected sales and earnings growth.

At year-end, the Fund’s largest sector exposures included financials, health care, and industrials. With regard to financials, Fund management is particularly positive on the U.S. large-cap banks, given their improved capital ratios, current valuations, and positive sensitivity to increases in U.S. interest rates. Notably, as 2016 approached, the Fund increased its exposure to health care and information technology, added opportunistically to its energy allocation, and trimmed its exposure to the industrials sector.

Subadviser outlook

In our view, the U.S. economy could potentially continue its slow-growth trajectory, albeit with higher volatility and more moderate return expectations as we enter 2016. We continue to believe that U.S. economic growth could dictate a gradual increase in interest rates and may ultimately benefit companies with consistent earnings and strong/growing cash flows that have the potential to increase shareholder value.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/15

JP Morgan Chase & Co.	4.1%
Wells Fargo & Co.	3.7%
General Electric Co.	3.4%
Pfizer, Inc.	3.0%
Citigroup, Inc.	3.0%
The Home Depot, Inc.	2.5%
Exxon Mobil Corp.	2.4%
Intel Corp.	2.4%
Microsoft Corp.	2.4%
Raytheon Co.	2.0%

28.9%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/15

Financial	24.7%
Consumer, Non-cyclical	21.3%
Industrial	12.3%
Energy	9.3%
Technology	7.6%
Communications	6.3%
Consumer, Cyclical	6.1%
Utilities	5.3%
Basic Materials	3.8%

Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%

Net Assets	100.0%

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/1/06 - 12/31/15
Initial Class	-0.09%	9.96%	4.51%
S&P 500 Index*	1.38%	12.57%	6.96%
Russell 1000 Value Index	-3.83%	11.27%	5.47%

Hypothetical Investments in MML Income & Growth Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-0.35%	9.70%	5.93%
S&P 500 Index*	1.38%	12.57%	8.75%
Russell 1000 Value Index	-3.83%	11.27%	7.47%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in equity securities of non-U.S. companies located in non-U.S. markets throughout the world, including emerging markets. The Fund may invest a substantial portion of its assets in just one region or country and may, but does not currently intend to, invest in U.S. companies. Ordinarily, the Fund’s portfolio typically holds thirty to sixty stocks and the Fund invests in the securities of at least five countries outside the U.S. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Class II shares returned -4.77%, underperforming the -3.04% return of the MSCI World Index ex USA (the “benchmark”), an unmanaged index representative of stocks domiciled in 22 global developed markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, stock selection detracted from the Fund’s relative results. From a geographic perspective, Fund holdings in Switzerland and Japan detracted the most from the Fund’s performance. In fact, half of the 20 underlying holdings in these countries produced negative absolute collective returns. In Switzerland, two Fund holdings were significant detractors: Glencore, a materials metals and mining company, and construction materials firm LafargeHolcim. Japan’s technology electronics components company OMRON was another Fund holding that also lost ground in 2015 and dragged on the Fund’s full-year results. With respect to sectors, Fund holdings in materials produced the largest negative relative returns, followed by consumer discretionary, which was the next-largest relative underperformer.

Conversely, a lack of exposure to Canada contributed the most to the Fund’s relative performance for the year. Holdings in Germany generated the next-best relative result, as five of six underlying Fund holdings in Germany gained value, with consumer apparel company Adidas producing the top absolute return, followed by technology application software company SAP and insurance firm Allianz. From a sector perspective, the best relative results came from the financials sector, as banking entity Intesa Sanpaolo, diversified financial company EXOR, and insurance firm Willis Group Holdings were three Fund holdings that generated strong returns. A lack of exposure to energy and utilities shares also boosted results for the year.

With respect to the Fund’s use of derivatives, at year-end the Fund held currency hedges on the Australian dollar and Swiss franc. Approximately 9% of the underlying Australian dollar and 21% of the underlying franc were hedged. Currency hedges contributed modestly to the Fund’s 2015 performance. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.)

Subadviser outlook

Even though macro-economic and geopolitical events dominated the news in 2015, we believe it is a mistake to focus on these issues when making investment decisions. Our view is that these events are rarely likely to impact long-term business value in a meaningful way. In fact, we believe these events can be used to exploit short-term mispricing, which may enable investors to buy into businesses at low entry prices. Our view is that by focusing on these opportunities as they arise, rather than on the larger environmental factors and events mentioned above, the Fund is likely to have the potential to earn acceptable rates of return over the long term.

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML International Equity Fund Largest Holdings (% of Net Assets) on 12/31/15

Credit Suisse Group	4.7%
Honda Motor Co. Ltd.	3.7%
BNP Paribas	3.6%
Nomura Holdings, Inc.	3.4%
Daimler AG	3.3%
Toyota Motor Corp.	3.2%
Allianz SE	3.2%
Bayerische Motoren Werke AG	2.9%
CNH Industrial NV	2.8%
Glencore PLC	2.7%

33.5%

MML International Equity Fund Sector Table (% of Net Assets) on 12/31/15

Financial	28.9%
Consumer, Cyclical	25.3%
Industrial	18.4%
Consumer, Non-cyclical	10.6%
Basic Materials	4.4%
Communications	3.2%
Mutual Funds	3.1%
Diversified	3.0%
Technology	2.9%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML International Equity Fund Class II and the MSCI World Index ex USA.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Since Inception Average Annual 1/7/14 - 12/31/15
Class II	-4.77%	-4.76%
MSCI World Index ex USA	-3.04%	-3.13%

Hypothetical Investments in MML International Equity Fund Service Class I and the MSCI World Index ex USA.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Since Inception Average Annual 5/1/14 - 12/31/15
Service Class I	-5.10%	-7.46%
MSCI World Index ex USA	-3.04%	-5.71%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index ex USA is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Rainier Investment Management, LLC (Rainier).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned 5.12%, underperforming the 5.67% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Health care and financials detracted from relative performance during the year ended December 31, 2015. In contrast, five sectors contributed meaningfully to returns: consumer discretionary, materials, consumer staples, industrials, and technology.

On the downside, despite relative strength in the overall consumer discretionary sector, apparel company VF Corp was one Fund holding that was a notable detractor. Best known for brands such as Wrangler, Lee, North Face, Timberland, and Vans, VF Corp lagged as apparel spending trends were mixed due to an unseasonably warm winter in much of the U.S. and shifting consumer spending trends in apparel. Security software company FireEye and semiconductor maker Micron were two other stocks the Fund held that had disappointing results. We eliminated the Fund’s positions in both stocks due to the erosion in the competitive position of each company. Finally, health care was the largest detractor from the Fund’s performance for the year, as increased rhetoric among the presidential candidates about the high price of drugs triggered a sell-off in the sector.

Stock selection was the primary driver of returns in consumer discretionary and consumer staples. In consumer discretionary, cruise line operator Royal Caribbean Cruises was the top-performing Fund holding, benefiting from strong pricing and bookings, low fuel prices, and new growth initiatives. Beauty retailer Ulta Salon was another Fund holding that thrived due to new management and continued expansion of its stores. Two other Fund holdings that contributed were energy drink maker Monster Beverage and alcoholic beverage producer Constellation Brands. Monster Beverage gained from increased sales of its energy drinks through the Coca-Cola distribution system, while Constellation Brands continued to gain share in the U.S. beer market with its Corona and Modelo Especial brands. In technology, social network company Facebook and cloud software firm Salesforce.com were two Fund holdings that contributed to relative outperformance.

Subadviser outlook

We believe the U.S. economy – supported by improvement in the rate of employment, further recovery in the housing market, and sustained strength in consumer spending – continues to offer compelling investment opportunities in growing industries such as software, biotechnology, retail, leisure, and financial services. These areas constitute the core positions in the Fund. However, our primary concern is tepid global growth and the impact that slower growth may have on corporate earnings. In this environment, we believe it is critical to focus on companies that have the potential to continue to gain share and enhance their competitive positions through deliberate and disciplined growth strategies.

In 2016, we plan to continue evaluating the recovery potential of areas that have lagged, such as energy, materials, and industrials. Our view is that any hint of a resumption of growth in the emerging markets could shift investment opportunities quickly, and potentially lead to the appreciation of industries that have underperformed the equity markets over the last few years.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/15

Alphabet, Inc. Class A	4.7%
Visa, Inc. Class A	4.1%
Apple, Inc.	4.0%
Amazon.com, Inc.	3.7%
Facebook, Inc. Class A	3.6%
The Home Depot, Inc.	3.6%
Celgene Corp.	2.7%
The Walt Disney Co.	2.5%
CVS Health Corp.	2.5%
Salesforce.com, Inc.	2.3%

33.7%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/15

Consumer, Non-cyclical	25.3%
Communications	22.9%
Consumer, Cyclical	20.9%
Technology	12.5%
Financial	9.3%
Basic Materials	3.8%
Industrial	3.0%
Energy	1.0%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund Initial Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/1/06 - 12/31/15
Initial Class	5.12%	11.39%	6.30%
Russell 1000 Growth Index	5.67%	13.53%	8.51%

Hypothetical Investments in MML Large Cap Growth Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	4.80%	11.10%	8.22%
Russell 1000 Growth Index	5.67%	13.53%	10.11%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Volatility Fund and who is the Fund’s subadviser?

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Fund’s subadviser is Gateway Investment Advisers, LLC (Gateway).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned 3.01%, outperforming the 1.38% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index is the Fund’s benchmark. The Fund also outpaced the 0.55% return of the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Fund management’s use of derivatives to implement hedging strategies drove Fund performance in 2015. These hedging strategies enabled the Fund to capture net positive returns from the heightened stock market volatility that prevailed throughout much of the year. The Fund’s hedging strategy consists of selling S&P 500 Index call options against at least 95% of the value of its underlying stock portfolio and purchasing protective out-of-the money S&P 500 Index put options on at least 95% of the equity portfolio. (A call option is an agreement that gives the owner the ability – if desired – to buy a specified amount of an underlying security at a specified price within a specified period of time. A put option is an agreement that gives the owner the ability – if desired – to sell a specified amount of an underlying security at a specified price within a specified period of time.) The net effect of the use of these call and put options made a significant contribution to the Fund’s performance.

The Fund’s return over the S&P 500 Index during 2015 was attributable to the volatile investing environment throughout much of the year, which increased the value of net index options held by the Fund. Market volatility, as measured by the Chicago Board Options Exchange Volatility Index (the “VIX”), averaged 16.67 for 2015, hit an intra-day high of 53.29 in late August, and twice had extended periods above its historical long-term average of 20. Moreover, unlike prior years, volatility did not quickly contract after each spike. For example, after the intra-day spike to 53.29 in late August, the VIX spent the entire month of September in a range between 20 and 30, and did not decline below 20 until early October. As a result, the selling of index call options contributed positively to the performance of the Fund for 2015. This positive result was partially offset by the protective puts that reduced overall performance modestly for the year. However, during the third quarter, when the market experienced a severe decline, the Fund’s protective puts contributed to performance.

Subadviser outlook

As a hedged equity manager, Gateway is more focused on market volatility and its outlook, rather than the equity markets in isolation. Many of the fundamental factors and geopolitical events that concerned investors in 2015 remain as we enter 2016, suggesting the potential for continued spikes in volatility. While our investment management team does not try to forecast these types of events, we remain vigilant to their possibility and will continue to manage the Fund’s index option positions in an effort to take full advantage of any spikes in volatility that may emerge in 2016.

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Managed Volatility Fund Largest Holdings (% of Net Assets) on 12/31/15

Apple, Inc.	3.3%
Microsoft Corp.	2.4%
Exxon Mobil Corp.	1.8%
General Electric Co.	1.6%
Johnson & Johnson	1.6%
Amazon.com, Inc.	1.4%
Wells Fargo & Co.	1.4%
Berkshire Hathaway, Inc. Class B	1.4%
JP Morgan Chase & Co.	1.3%
Facebook, Inc. Class A	1.3%

17.5%

MML Managed Volatility Fund Sector Table (% of Net Assets) on 12/31/15

Consumer, Non-cyclical	24.5%
Financial	16.7%
Communications	13.7%
Technology	12.5%
Consumer, Cyclical	10.2%
Industrial	9.4%
Energy	6.4%
Utilities	2.9%
Basic Materials	2.5%
Diversified	0.0%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Volatility Fund Initial Class, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Ten Year Average Annual 1/1/06 - 12/31/15
Initial Class	3.01%	6.61%	3.87%
S&P 500 Index*	1.38%	12.57%	7.31%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.52%

Hypothetical Investments in MML Managed Volatility Fund Service Class, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	2.79%	6.36%	4.43%
S&P 500 Index*	1.38%	12.57%	8.75%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.43%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Barclays U.S. Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser expects to grow at a faster rate than the average company. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned 6.78%, substantially outpacing the -0.20% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Similarly, the Fund’s 6.78% return outperformed, by a wide margin, the -2.18% return of the S&P MidCap 400® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Broadly speaking, stock selection accounted for the Fund’s outperformance, and sector allocation detracted from Fund results for the year ended December 31, 2015. At the sector level, information technology, consumer discretionary, and industrials and business services were positive contributors for the year, while consumer staples detracted.

Information technology proved to be the greatest contributor to relative results, due to Fund holdings such as Altera and Verisign. Altera, a semiconductor company that creates custom programmable chips, rose when Intel announced it would acquire the company. Verisign, a network infrastructure operator, benefited from strong results driven in part by a surge in demand for its services in China.

In consumer discretionary, the Fund benefited from stock positioning as well as underweight positioning, relative to the benchmark. Two Fund holdings – Norwegian Cruise Line and auto parts supplier O’Reilly Automotive – added relative value, with Norwegian Cruise Line reporting accelerating booking volumes and O’Reilly Automotive benefiting from lower gas prices and improved employment numbers, both of which tend to lead to increased demand for car repairs.

Industrials and business services was another area of relative strength for the Fund due to favorable stock selection. Pall was the leading Fund holding within this sector, based on news that industrial conglomerate Danaher would acquire the air and water-filter maker at a significant premium.

The primary detractor from the Fund’s performance for the year was consumer staples, due in roughly equal parts to underperforming stock holdings and a detrimental underweight. Sprouts Farmers Market and Whole Foods Market were two Fund holdings within consumer staples that hurt relative results. Whole Foods faced greater competitive pressure from other organic grocers as well as problems with inaccurate pricing, while strong results for Spouts Farmers Market, another organic-oriented retailer, were outweighed by investor concerns over competition from conventional grocers.

Subadviser outlook

We anticipate the U.S. economy could benefit from stable growth driven by labor market strength, low inflation, and reduced fiscal challenges. On balance, our view is that the environment for growth stocks has the potential to remain favorable in 2016, but market volatility has the potential to increase. We believe interest rates may rise but will likely stay low, and low energy costs could boost spending power for most consumers. Our strategy remains focused on growth companies that have the potential to grow revenues and earnings, regardless of the macro-economic conditions.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/15

Fiserv, Inc.	2.4%
Norwegian Cruise Line Holdings Ltd.	1.8%
VeriSign, Inc.	1.8%
Textron, Inc.	1.7%
Alkermes PLC	1.7%
CarMax, Inc.	1.7%
Intuitive Surgical, Inc.	1.6%
Roper Technologies, Inc.	1.5%
AutoZone, Inc.	1.5%
IHS, Inc. Class A	1.4%

17.1%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/15

Consumer, Non-cyclical	26.3%
Industrial	19.1%
Consumer, Cyclical	16.1%
Technology	12.4%
Financial	8.9%
Communications	7.2%
Mutual Funds	7.1%
Basic Materials	3.4%
Energy	1.4%
Utilities	0.1%

Total Long-Term Investments	102.0%
Short-Term Investments and Other Assets and Liabilities	(2.0)%

Net Assets	100.0%

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund Initial Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/1/06 - 12/31/15
Initial Class	6.78%	13.19%	9.61%
Russell Midcap Growth Index*	-0.20%	11.54%	7.59%
S&P MidCap 400 Index	-2.18%	10.68%	7.49%

Hypothetical Investments in MML Mid Cap Growth Fund Service Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	6.59%	12.90%	11.08%
Russell Midcap Growth Index*	-0.20%	11.54%	9.42%
S&P MidCap 400 Index	-2.18%	10.68%	9.14%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned -1.45%, outperforming the -4.78% return of Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, the Fund’s outperformance of the benchmark was primarily due to security selection. Stock selection and an overweight position, relative to the benchmark, in the consumer staples sector were the greatest contributors to relative performance. The Fund also benefited from security selection in the utilities and energy sectors.

Within consumer staples, the Fund’s overweight position in the food product industry proved advantageous. A notable Fund holding there was snack company Mondelez International, which is not represented in the benchmark. The company topped earnings expectations and raised margins while indicating a willingness to be acquired. Among food and staples retailers, Fund holding Sysco, a large distributor of food and related products, benefited from improving restaurant sales and the addition of an activist investor to its board.

Security selection in the energy sector bolstered results, as the Fund did not own some of this worst-performing sector’s steepest decliners. A key contributor was Fund holding Cameron International, a global provider of pressure control, processing, flow control, and compression systems. The company’s stock rose on news that oilfield-services provider Schlumberger had agreed to acquire it at a healthy premium.

The industrials sector provided top-contributing Fund holding Republic Services, a waste management company that recorded strong gains and continued to execute well, with minimal exposure to emerging markets and foreign currency issues.

Hampering the Fund’s relative performance during the year was stock selection in information technology and an underweight position in financials, especially in real estate investment trusts (REITs). Detractors within information technology included Fund holding Micron Technology (not included in the benchmark), a semiconductor company that suffered amid weakness in the PC-build segment. An overweight position in the energy sector also detracted. Declining oil and natural gas prices weighed on a number of Fund holdings, including Devon Energy, an independent natural gas and oil producer, and petroleum company Imperial Oil – neither of which is represented in the benchmark. The industrials sector included notable detractor Heartland Express. The trucking company was a Fund holding that underperformed along with other transportation stocks amid weaker volumes and increased labor costs.

The Fund occasionally uses derivatives to equitize cash and temporarily gain sector exposure. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) During the year, the Fund’s use of forward currency contracts to help reduce risk that can result from currency fluctuations in foreign equity investments contributed slightly to returns.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

As we entered 2016, Fund positioning reflected our view of where we see opportunities and where we are likely to be more wary in the near future. The Fund held a notably overweight stake in consumer staples stocks, on our belief that they likely have favorable risk-return profiles and show potential opportunity for continued industry consolidation in the future. The Fund also held a significant overweight position in energy, with a focus on higher-quality companies across the sector that have been pressured by the steep drop in oil prices. The Fund had smaller overweight stakes in the industrials and health care sectors. The Fund’s largest sector underweight position was in financials, with a significantly underweight REITs position due to what we view as unattractive valuations. Finally, the Fund held a moderately underweight stake in the materials sector.

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/15

Sysco Corp.	3.2%
Northern Trust Corp.	3.0%
Republic Services, Inc.	2.4%
Zimmer Biomet Holdings, Inc.	1.9%
Imperial Oil Ltd.	1.8%
Applied Materials, Inc.	1.7%
Weyerhaeuser Co.	1.7%
Tyco International PLC	1.6%
Cameron International Corp.	1.6%
PG&E Corp.	1.6%

20.5%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/15

Financial	26.2%
Consumer, Non-cyclical	17.0%
Industrial	14.3%
Energy	11.6%
Utilities	10.0%
Consumer, Cyclical	7.3%
Technology	7.0%
Communications	2.0%
Basic Materials	1.3%
Mutual Funds	1.0%

Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%

Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund Initial Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/1/06 - 12/31/15
Initial Class	-1.45%	11.70%	8.66%
Russell Midcap Value Index	-4.78%	11.25%	6.95%

Hypothetical Investments in MML Mid Cap Value Fund Service Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-1.60%	11.45%	10.18%
Russell Midcap Value Index	-4.78%	11.25%	8.96%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 71% of the Fund’s portfolio; and Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 29% of the Fund’s portfolio, as of December 31, 2015.

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class shares returned -5.11%, trailing the -1.38% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Similarly, the Fund’s -5.11% return underperformed the -4.41% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Wellington Management component of the Fund, weak stock selection within the materials and consumer staples sectors held back relative performance for the year ended December 31, 2015. Conversely, strong stock selection within the energy, health care, and industrials sectors contributed to relative results. The Wellington Management component’s holdings that were top relative detractors for the period included SunOpta, a global organic food company in the consumer staples sector; Pier 1 Imports, a home furnishings retailer in consumer discretionary; and eHealth, an online health insurance marketplace in the financials sector. The Wellington Management component sold its positions in SunOpta and Pier 1 during the year. Turning to the positive, Wellington Management component holdings that were top performers included Abiomed, a manufacturer of medical implant devices; and Foundation Medicine, a molecular information company – both in the health care sector; and Vonage, a Voice-over-Internet-Protocol (VoIP) services provider in telecommunications services. The Wellington Management component sold its position in Abiomed as the stock approached its valuation target – and also sold Foundation Medicine at a strong price after the company announced it would be selling a majority stake to Roche for $1 billion.

For the Waddell & Reed component of the Fund, relative performance within the health care and financials sectors were the primary detractors from relative performance for the year. Conversely, Waddell & Reed component holdings in information technology and industrial securities helped boost results. Although the health care sector was the second-best-performing segment of the benchmark for the year, the Waddell & Reed component’s avoidance of the more speculative biotechnology sector, which performed well, hindered results. Within health care, positions in ExamWorks Group – a provider of independent medical examinations, peer and bill reviews, and Medicare compliance – and LDR Holding Corp, a medical device company, accounted for much of the underperformance. Within the financials sector, one of the Waddell & Reed component’s top holdings, PRA Group, a financial and business service company, suffered due to lower earnings expectations. Conversely, Waddell & Reed component holdings in the strong-performing industrials sector contributed. Specifically, Acuity Brands, a producer and distributor of various lighting solutions and services; Toro, a manufacturer of professional turf maintenance equipment; and Hexcel, a manufacturer of structural materials for use in commercial aerospace, space and defense, and industrial markets, were standouts. In the information technology sector, three Waddell & Reed component holdings produced a return of greater than 50%: Tyler Technologies, a provider of integrated information management solutions and services for the public sector; Paycom Software, a human capital management software solutions provider; and Manhattan Associates, a software solutions developer.

Subadviser outlook

Entering the new year, Wellington Management remains optimistic about the potential for continued growth of the U.S. housing and consumer markets, though we are cautious given the recent weakness and volatility. We continue to emphasize fundamental

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

research and bottom-up stock selection as we look for companies with factors we consider critical to success. We focus on well-capitalized companies with high market share and high insider ownership – and we continue to seek opportunities to establish positions in stocks that we believe are undervalued relative to their fundamental outlooks.

In Waddell & Reed’s view, now that the Federal Reserve has implemented the first rate hike since 2006, the pace and magnitude of future rate increases are likely to remain a key focus of investors during the year ahead. The high-yield bond markets have experienced diminishing liquidity, increasing defaults among heavily leveraged energy companies and spiking yields, which we believe may foreshadow an environment of elevated risk aversion. Our opinion is that the volatility of 2015 could continue in 2016, and that movements in oil and the U.S. dollar could, once again, play a key role in determining the stability of the financial markets.

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/15

Veeva Systems, Inc. Class A	1.6%
The Middleby Corp.	1.5%
Acadia Healthcare Co., Inc.	1.3%
Five Below, Inc.	1.3%
Insulet Corp.	1.3%
PRA Group, Inc.	1.3%
Tyler Technologies, Inc.	1.3%
The Toro Co.	1.2%
LDR Holding Corp.	1.1%
Dexcom, Inc.	1.1%

13.0%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/15

Consumer, Non-cyclical	22.1%
Technology	16.0%
Industrial	15.7%
Financial	15.7%
Consumer, Cyclical	14.2%
Mutual Funds	9.9%
Communications	4.5%
Energy	4.0%
Basic Materials	1.9%
Diversified	0.6%
Utilities	0.2%

Total Long-Term Investments	104.8%
Short-Term Investments and Other Assets and Liabilities	(4.8)%

Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund Initial Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Ten Year Average Annual 1/1/06 - 12/31/15
Initial Class	-5.11%	9.92%	7.15%
Russell 2000 Growth Index*	-1.38%	10.67%	7.95%
Russell 2000 Index	-4.41%	9.19%	6.80%

Hypothetical Investments in MML Small Cap Growth Equity Fund Service Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-5.33%	9.64%	8.00%
Russell 2000 Growth Index*	-1.38%	10.67%	8.41%
Russell 2000 Index	-4.41%	9.19%	7.20%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Class II shares returned -5.36%, outperforming the -7.47% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. Conversely, the Fund lagged the -4.41% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally speaking, stock selection accounted for the relative outperformance of the Fund for the year ended December 31, 2015; conversely, sector allocation hampered results. The energy, industrials and business services, materials, and consumer discretionary sectors all helped relative results, while information technology, health care, and financials were detractors.

Energy proved to be the greatest relative contributor, as the Fund’s stock holdings within that market segment held their value better than their benchmark counterparts. Oil and gas producer Matador was a key Fund holding, with its shares performing relatively well despite major sell-offs in the energy sector. In industrials and business services, the Fund benefited from strong stock selection – although overweight positioning hampered results, relative to the benchmark. Outperformers in this sector included Fund holdings Beacon Roofing Supply (“Beacon”) and Comfort Systems USA, a provider of installation and service for building mechanical systems. Both companies have benefited from the recovery in the housing market; Beacon received an additional boost from acquiring competitor RSG Roofing Supply.

Materials was another area of relative strength, as stock selection more than made up for a detrimental overweight position. One Fund holding, specialty chemicals company Innospec, which focuses on fuel additives and provides chemicals used in oil and gas production – including fracking, had relatively good performance when many materials companies faced serious challenges. Stock selection in consumer discretionary also added relative value – most notably Pool, a Fund holding that is a wholesale distributor of pool supplies and landscape and irrigation products, gained market share amid increased pool construction and warmer climate patterns in much of the United States.

Stock selection in information technology detracted from relative results. Belden, which manufactures cables and other connectivity products, had a strong 2014 after its acquisition of Tripwire, but recent weakness in its industrial end markets reduced the stock’s appeal to investors. Stock selection in health care also created a drag on relative performance – particularly the Fund’s investment in Halyard Health, a provider of surgical and infection prevention products that faced difficulty in international markets and pricing competitiveness due to the strong U.S. dollar. Finally, the Fund’s underweight stake in financials worked against performance, but stock choices helped mitigate damage. Expectations of an interest rate increase provided a boost to the financials sector throughout the year.

Subadviser outlook

We believe the U.S. economy may benefit from stable growth driven by labor market strength, low inflation, and reduced fiscal challenges in 2016. On balance, our view is that the environment for growth stocks has the potential to remain favorable, but we believe market volatility could potentially increase. Our view is that interest rates may rise but are likely to remain low, and the drop in energy costs could boost spending power for consumers.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/15

Home Bancshares, Inc.	2.2%
ProAssurance Corp.	2.0%
East West Bancorp, Inc.	1.8%
West Pharmaceutical Services, Inc.	1.7%
SVB Financial Group	1.5%
Landstar System, Inc.	1.5%
Littelfuse, Inc.	1.4%
PNM Resources, Inc.	1.4%
SYNNEX Corp.	1.4%
Wintrust Financial Corp.	1.1%

16.0%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/15

Financial	31.2%
Industrial	19.1%
Consumer, Non-cyclical	13.8%
Consumer, Cyclical	10.0%
Utilities	7.6%
Basic Materials	4.7%
Technology	4.2%
Energy	3.5%
Mutual Funds	3.2%
Communications	2.8%
Diversified	0.7%

Total Long-Term Investments	100.8%
Short-Term Investments and Other Assets and Liabilities	(0.8)%

Net Assets	100.0%

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Value Fund Class II, Service Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 2/27/09 - 12/31/15
Class II	-5.36%	7.33%	16.09%
Service Class I	-5.65%	7.05%	15.79%
Russell 2000 Value Index*	-7.47%	7.67%	16.93%
Russell 2000 Index	-4.41%	9.19%	18.39%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Initial Class Shares returned -5.53%, underperforming the -2.90% return of the Russell 2500TM Index (the “benchmark”), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund also trailed the -5.49% return of the Russell 2500 Value Index, an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, stock selection in the consumer discretionary and industrials sectors hindered the Fund’s performance. Sector allocation also detracted from performance relative to the benchmark. Underweight positions, relative to the benchmark, in financials – specifically real estate investment trusts ( REITs), health care, and utilities stocks – also hindered performance for the year. Conversely, the Fund benefited from stock selection, particularly within the financials and technology sectors. An underweight position in energy and an overweight stake in the technology sector also contributed.

During 2015, the declining price of oil and sluggishness in the energy sector drove down share prices of exploration & production companies. SM Energy was one Fund holding that underperformed along with other U.S. oil and gas producers due to expectations of continued weakness in oil and gas prices. Fund holding Pier 1 Imports, a home decor retailer, reported disappointing sales and margins, and faced increasing online competition and rising inventory levels. Bloomin’ Brands, an operator of restaurant chains such as Outback Steakhouse and Carrabba’s Italian Grill, was another Fund holding that underperformed. The company reported same-store sales below expectations, fueling fears that revenue growth pressure would offset the company’s efficiency initiatives.

Aiding the Fund’s results for the year was the top-performing Fund holding, StanCorp Financial, a U.S.-based provider of employee insurance and annuity products. StanCorp Financial was acquired at a substantial premium by Japanese company Meiji Yasuda, which was attracted to its strong American franchise. Helen of Troy, a manufacturer of consumer products such as hair dryers and kitchen housewares, was another Fund holding that outperformed. The company delivered strong profit growth, benefiting from the operational turnaround achieved by its new management team. The company successfully shifted toward a more integrated approach in the manufacturing and distribution of its products. In the technology sector, Fund holding Fairchild Semiconductor saw its shares rise following an announcement that ON Semiconductor intended to acquire Fairchild for $20 per share in cash, a premium over the company’s stock price.

Subadviser outlook

We believe the current investment climate is marked by high levels of uncertainty and that investors likely remain concerned about global economic growth. The depressed price of oil, declining Chinese economic indicators, and recent underperformance of high-yield bonds have likely magnified these concerns. In smaller-cap markets, we believe the result has manifested itself in the outperformance of sectors that are perceived to offer some shelter from these factors, such as health care. Further, persistently low interest rates have driven significant demand for bond proxies, such as REITs and utilities. Stocks judged to have sizable exposure to the broader economy – such as technology, industrials, and consumer companies – have lagged in spite of good company-level performance in this challenging climate. As a result, we believe a significant number of stocks in the Fund’s universe may have a potentially powerful combination of attractive value, strong cash flow, and company-level catalysts. We believe the strength of these companies’ cash flows and business models could help them navigate these obstacles, and that their valuations may offer upside potential once macro-economic concerns stabilize.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/15

Fairchild Semiconductor International, Inc.	1.7%
StanCorp Financial Group, Inc.	1.6%
PNM Resources, Inc.	1.6%
Aspen Insurance Holdings Ltd.	1.6%
Validus Holdings Ltd.	1.6%
Ingredion, Inc.	1.5%
Granite Construction, Inc.	1.5%
CNO Financial Group, Inc.	1.5%
AECOM	1.5%
Gramercy Property Trust, Inc.	1.5%

15.6%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/15

Financial	29.9%
Consumer, Cyclical	17.2%
Industrial	15.0%
Consumer, Non-cyclical	10.2%
Technology	7.5%
Communications	6.0%
Energy	5.4%
Utilities	4.2%
Basic Materials	2.8%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Value Fund Initial Class, the Russell 2500 Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 5/1/06 - 12/31/15
Initial Class	-5.53%	9.49%	4.35%
Russell 2500 Index*	-2.90%	10.32%	6.61%
Russell 2500 Value Index	-5.49%	9.23%	5.60%

Hypothetical Investments in MML Small/Mid Cap Value Fund Service Class, the Russell 2500 Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/15/08 - 12/31/15
Service Class	-5.74%	9.23%	8.27%
Russell 2500 Index*	-2.90%	10.32%	8.52%
Russell 2500 Value Index	-5.49%	9.23%	7.69%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index and the Russell 2500 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of investment grade fixed income securities. The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended December 31, 2015?

The Fund’s Class II shares returned 0.24%, underperforming the 0.55% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2015, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2015, the Fund’s emphasis on government-guaranteed student loans within the asset-backed securities (ABS) subsector detracted from relative performance. That subsector was weighed down by investor concerns over potential downgrades by rating agencies to some bonds that could come as a result of new income-based repayment plans. Although principal and interest payments remain guaranteed by the full faith and credit of the U.S. government, uncertainty surrounding the potential downgrade drove prices lower during the year. Additionally, the Fund’s small overweight allocation to high-yield and midstream energy bonds resulted in a drag on performance. High-yield bonds declined and were among the worst performers in the bond universe in 2015, as concerns over liquidity and investors’ search for quality reduced demand for lower-quality investments, particularly toward the end of the year. The midstream sector, which involves the transportation and storage of oil and gas through various mediums, including pipelines, also declined due to the slowdown in global growth and weakness in commodity pricing, despite the backing of the sector by tangible assets.

Meanwhile, the allocation to up-in-quality senior non-agency residential mortgage-backed securities (MBS) benefited returns as prices continued to improve. (Non-agency securities are issued and/or guaranteed by entities other than government agencies.) Solid marketplace fundamentals supported the legacy non-agency residential MBS market throughout most of 2015. In addition, the Fund’s strategic positioning with regard to interest-rate sensitivity added to performance, as Treasury yields were higher year over year.

The Fund utilized Treasury futures to manage interest-rate sensitivity and exposure to bonds of different maturities; there was no material impact to the Fund’s performance as a result. Treasury futures are derivatives that allow investors to leverage the performance of Treasury securities and are often used as a hedge. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

Our view is that recent heightened volatility in equity markets as well as in individual companies could be indicative of end-of-cycle dynamics and likely warrants a defensive and selective investment strategy. Although economic growth in the U.S. continued in 2015, we believe progress may have moderated, with particular softness in the manufacturing sector. We believe low inflation, geopolitical risks, and the ongoing weakness in global growth, in tandem with the associated decline and weakness in commodities, pose challenges, even as the Federal Reserve recently lifted interest rates for the first time in years.

Our opinion is that continued tighter liquidity conditions could lead to increased volatility and tighter financial conditions, particularly in more reactive sectors, such as the high-yield market recently. As such, Fund positioning remains cautious, with holdings focused on higher-quality, less cyclical companies, and liquidity to capitalize on opportunities as they occur.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/15

U.S. Treasury Obligations	28.3%
U.S. Government Agency Obligations and Instrumentalities	27.9%
Corporate Debt	24.2%
Non-U.S. Government Agency Obligations	21.2%
Municipal Obligations	1.0%
Bank Loans	0.2%

Total Long-Term Investments	102.8%
Short-Term Investments and Other Assets and Liabilities	(2.8)%

Net Assets	100.0%

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Total Return Bond Fund Class II and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Five Year Average Annual 1/1/11 - 12/31/15	Since Inception Average Annual 8/10/10 - 12/31/15
Class II	0.24%	2.88%	2.70%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	2.97%

Hypothetical Investments in MML Total Return Bond Fund Service Class I and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/15 - 12/31/15	Since Inception Average Annual 5/1/12 - 12/31/15
Service Class I	-0.05%	1.99%
Barclays U.S. Aggregate Bond Index	0.55%	1.93%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 100.0%

COMMON STOCK — 100.0%
Basic Materials — 1.2%
Chemicals — 1.2%
Ashland, Inc.	10,300	$1,057,810
Ecolab, Inc.	18,000	2,058,840
PPG Industries, Inc.	300	29,646
The Sherwin-Williams Co.	8,000	2,076,800

		5,223,096

Communications — 28.0%
Internet — 27.0%
Akamai Technologies, Inc. (a)	6,200	326,306
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	71,246	5,790,162
Alphabet, Inc. Class A (a)	14,600	11,358,946
Alphabet, Inc. Class C (a)	24,156	18,331,505
Amazon.com, Inc. (a)	47,900	32,375,131
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	15,100	2,854,504
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	45,000	2,084,850
Facebook, Inc. Class A (a)	145,076	15,183,654
JD.com, Inc. ADR (Cayman Islands) (a)	15,200	490,428
LinkedIn Corp. Class A (a)	13,700	3,083,596
Netflix, Inc. (a)	45,800	5,238,604
The Priceline Group, Inc. (a)	10,930	13,935,204
Tencent Holdings Ltd.	270,500	5,283,848

		116,336,738

Media — 0.9%
Time Warner, Inc.	500	32,335
The Walt Disney Co.	37,800	3,972,024

		4,004,359

Telecommunications — 0.1%
T-Mobile US, Inc. (a)	4,700	183,864

		120,524,961

Consumer, Cyclical — 16.2%
Airlines — 1.7%
Alaska Air Group, Inc.	18,900	1,521,639
American Airlines Group, Inc.	132,700	5,619,845
Delta Air Lines, Inc.	2,900	147,001

		7,288,485

Apparel — 1.7%
Hanesbrands, Inc.	102,600	3,019,518
Nike, Inc. Class B	63,480	3,967,500
VF Corp.	3,700	230,325

		7,217,343

	Number of Shares	Value
Auto Manufacturers — 0.4%
Ferrari NV (a)	1,800	$86,400
Tesla Motors, Inc. (a)	7,290	1,749,673

		1,836,073

Automotive & Parts — 0.2%
BorgWarner, Inc.	2,500	108,075
Delphi Automotive PLC	9,500	814,435

		922,510

Leisure Time — 1.3%
Carnival Corp.	4,600	250,608
Norwegian Cruise Line Holdings Ltd. (a)	43,700	2,560,820
Royal Caribbean Cruises Ltd.	28,300	2,864,243

		5,675,671

Lodging — 1.2%
Hilton Worldwide Holdings, Inc.	97,828	2,093,519
Las Vegas Sands Corp.	1,200	52,608
Marriott International, Inc. Class A	17,587	1,179,033
MGM Resorts International (a)	81,800	1,858,496

		5,183,656

Retail — 9.7%
AutoZone, Inc. (a)	3,500	2,596,685
CarMax, Inc. (a)	6,300	340,011
Chipotle Mexican Grill, Inc. (a)	2,000	959,700
Costco Wholesale Corp.	6,900	1,114,350
CVS Health Corp.	32,000	3,128,640
The Home Depot, Inc.	40,600	5,369,350
L Brands, Inc.	14,000	1,341,480
Lowe’s Cos., Inc.	83,100	6,318,924
O’Reilly Automotive, Inc. (a)	20,100	5,093,742
PVH Corp.	400	29,460
Ross Stores, Inc.	51,200	2,755,072
Starbucks Corp.	98,000	5,882,940
Tractor Supply Co.	33,700	2,881,350
Walgreens Boots Alliance, Inc.	47,800	4,070,409

		41,882,113

		70,005,851

Consumer, Non-cyclical — 29.2%
Beverages — 0.4%
Constellation Brands, Inc. Class A	10,800	1,538,352
Molson Coors Brewing Co. Class B	900	84,528
Monster Beverage Corp. (a)	2,300	342,608

		1,965,488

Biotechnology — 9.7%
Alexion Pharmaceuticals, Inc. (a)	58,100	11,082,575
Amgen, Inc.	1,300	211,029
Biogen, Inc. (a)	14,000	4,288,900
Celgene Corp. (a)	73,700	8,826,312
Gilead Sciences, Inc.	72,900	7,376,751

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Incyte Corp. (a)	5,500	$596,475
Regeneron Pharmaceuticals, Inc. (a)	9,500	5,157,265
Vertex Pharmaceuticals, Inc. (a)	33,800	4,253,054

		41,792,361

Commercial Services — 5.2%
McKesson Corp.	48,300	9,526,209
PayPal Holdings, Inc. (a)	14,000	506,800
Visa, Inc. Class A	160,520	12,448,326

		22,481,335

Cosmetics & Personal Care — 0.2%
The Estee Lauder Cos., Inc. Class A	8,000	704,480

Foods — 0.0%
The Kroger Co.	1,000	41,830

Health Care – Products — 2.5%
Becton, Dickinson & Co.	22,600	3,482,434
Henry Schein, Inc. (a)	4,100	648,579
Hologic, Inc. (a)	11,100	429,459
Intuitive Surgical, Inc. (a)	5,800	3,167,728
Medtronic PLC	15,727	1,209,721
Stryker Corp.	18,130	1,685,002

		10,622,923

Health Care – Services — 4.4%
Aetna, Inc.	18,400	1,989,408
Anthem, Inc.	26,700	3,723,048
Cigna Corp.	400	58,532
Humana, Inc.	4,200	749,742
Thermo Fisher Scientific, Inc.	43,500	6,170,475
UnitedHealth Group, Inc.	53,400	6,281,976

		18,973,181

Pharmaceuticals — 6.8%
AbbVie, Inc.	1,700	100,708
Allergan PLC (a)	35,354	11,048,125
AmerisourceBergen Corp.	16,400	1,700,844
Baxalta, Inc.	4,900	191,247
Bristol-Myers Squibb Co.	70,600	4,856,574
Cardinal Health, Inc.	34,100	3,044,107
Eli Lilly & Co.	44,700	3,766,422
Perrigo Co. PLC	300	43,410
Shire PLC Sponsored ADR (Ireland)	2,000	410,000
Valeant Pharmaceuticals International, Inc. (a)	37,000	3,761,050
Zoetis, Inc.	6,200	297,104

		29,219,591

		125,801,189

Energy — 0.2%
Oil & Gas — 0.2%
Cimarex Energy Co.	4,700	420,086
Concho Resources, Inc. (a)	2,900	269,294
Pioneer Natural Resources Co.	2,700	338,526

		1,027,906

	Number of Shares	Value
Financial — 8.8%
Banks — 0.8%
The Bank of New York Mellon Corp.	19,500	$803,790
Northern Trust Corp.	6,200	446,958
State Street Corp.	30,500	2,023,980

		3,274,728

Diversified Financial — 6.1%
Ameriprise Financial, Inc.	15,700	1,670,794
Citigroup, Inc.	7,000	362,250
Intercontinental Exchange, Inc.	17,400	4,458,924
MasterCard, Inc. Class A	115,500	11,245,080
Morgan Stanley	147,000	4,676,070
TD Ameritrade Holding Corp.	105,500	3,661,905

		26,075,023

Insurance — 0.3%
Marsh & McLennan Cos., Inc.	26,600	1,474,970

Real Estate Investment Trusts (REITS) — 1.6%
American Tower Corp.	70,770	6,861,151

		37,685,872

Industrial — 8.0%
Aerospace & Defense — 1.8%
The Boeing Co.	47,000	6,795,730
Lockheed Martin Corp.	2,400	521,160
Northrop Grumman Corp.	400	75,524
Rockwell Collins, Inc.	1,900	175,370

		7,567,784

Airlines — 0.5%
United Continental Holdings, Inc. (a)	39,200	2,246,160

Machinery – Diversified — 1.1%
Flowserve Corp.	2,100	88,368
Roper Technologies, Inc.	16,000	3,036,640
Wabtec Corp.	20,300	1,443,736

		4,568,744

Manufacturing — 3.3%
Danaher Corp.	143,560	13,333,853
Textron, Inc.	24,600	1,033,446

		14,367,299

Transportation — 1.3%
Canadian Pacific Railway Ltd.	14,900	1,901,240
FedEx Corp.	18,300	2,726,517
J.B. Hunt Transport Services, Inc.	12,000	880,320
Union Pacific Corp.	3,600	281,520

		5,789,597

		34,539,584

Technology — 8.4%
Computers — 1.7%
Apple, Inc.	56,940	5,993,505
Cognizant Technology Solutions Corp. Class A (a)	12,300	738,246

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
IHS, Inc. Class A (a)	4,600	$544,778

		7,276,529

Semiconductors — 0.0%
Avago Technologies Ltd.	600	87,090

Software — 6.7%
Electronic Arts, Inc. (a)	19,600	1,346,912
First Data Corp. Class A (a)	19,500	312,390
Fiserv, Inc. (a)	41,840	3,826,686
Microsoft Corp.	204,500	11,345,660
Red Hat, Inc. (a)	33,648	2,786,391
Salesforce.com, Inc. (a)	86,600	6,789,440
Servicenow, Inc. (a)	29,400	2,544,864

		28,952,343

		36,315,962

TOTAL COMMON STOCK (Cost $285,739,858)		431,124,421

TOTAL EQUITIES (Cost $285,739,858)		431,124,421

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,002	1,002

TOTAL MUTUAL FUNDS (Cost $1,002)		1,002

TOTAL LONG-TERM INVESTMENTS (Cost $285,740,860)		431,125,423

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (b)	$886,244	886,244

TOTAL SHORT-TERM INVESTMENTS (Cost $886,244)		886,244

TOTAL INVESTMENTS — 100.2% (Cost $286,627,104) (c)		432,011,667

Other Assets/(Liabilities) — (0.2)%		(871,558)

NET ASSETS — 100.0%		$431,140,109

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $886,245. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $906,565.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Basic Materials — 4.9%
Chemicals — 1.4%
E.I. du Pont de Nemours & Co.	101,000	$6,726,601

Forest Products & Paper — 1.6%
International Paper Co.	138,100	5,206,370
Rayonier, Inc.	103,600	2,299,920

		7,506,290

Iron & Steel — 1.0%
Nucor Corp.	111,700	4,501,510

Mining — 0.9%
Vulcan Materials Co.	45,700	4,340,129

		23,074,530

Communications — 10.2%
Media — 3.5%
Comcast Corp. Class A	67,900	3,831,597
News Corp. Class A	177,900	2,376,744
Time Warner, Inc.	14,433	933,382
Twenty-First Century Fox Class A	119,600	3,248,336
Twenty-First Century Fox, Inc. Class B	84,900	2,311,827
Viacom, Inc. Class B	18,500	761,460
The Walt Disney Co.	29,600	3,110,368

		16,573,714

Telecommunications — 6.7%
AT&T, Inc.	40,600	1,397,046
CenturyLink, Inc.	87,805	2,209,174
Cisco Systems, Inc.	204,600	5,555,913
Harris Corp.	68,400	5,943,960
QUALCOMM, Inc.	110,700	5,533,339
Telefonica SA	196,932	2,173,666
Verizon Communications, Inc.	162,435	7,507,746
Vodafone Group PLC	376,189	1,216,793

		31,537,637

		48,111,351

Consumer, Cyclical — 7.6%
Airlines — 0.2%
Southwest Airlines Co.	28,300	1,218,598

Auto Manufacturers — 0.9%
Ford Motor Co.	48,000	676,320
General Motors Co.	102,549	3,487,691

		4,164,011

Automotive & Parts — 0.8%
Johnson Controls, Inc.	92,300	3,644,927

Distribution & Wholesale — 0.0%
Genuine Parts Co.	2,600	223,314

	Number of Shares	Value
Leisure Time — 0.9%
Carnival Corp.	80,900	$4,407,432

Lodging — 0.8%
Las Vegas Sands Corp.	82,300	3,608,032

Retail — 2.6%
Kohl’s Corp.	97,800	4,658,214
Macy’s, Inc.	74,400	2,602,512
Staples, Inc.	125,500	1,188,485
Wal-Mart Stores, Inc.	60,300	3,696,390

		12,145,601

Toys, Games & Hobbies — 1.4%
Mattel, Inc.	236,500	6,425,705

		35,837,620

Consumer, Non-cyclical — 12.5%
Agriculture — 1.1%
Archer-Daniels-Midland Co.	135,900	4,984,812

Beverages — 1.0%
PepsiCo, Inc.	48,200	4,816,144

Biotechnology — 0.5%
Gilead Sciences, Inc.	25,900	2,620,821

Cosmetics & Personal Care — 0.2%
Avon Products, Inc.	222,700	901,935

Foods — 0.8%
Kellogg Co.	36,600	2,645,082
McCormick & Co., Inc.	11,300	966,828

		3,611,910

Health Care – Products — 2.4%
Becton, Dickinson & Co.	7,300	1,124,857
Johnson & Johnson	98,900	10,159,008

		11,283,865

Health Care – Services — 1.0%
Anthem, Inc.	35,600	4,964,064

Pharmaceuticals — 5.5%
Bristol-Myers Squibb Co.	96,300	6,624,477
GlaxoSmithKline PLC	165,599	3,344,768
Merck & Co., Inc.	119,500	6,311,990
Pfizer, Inc.	304,654	9,834,231

		26,115,466

		59,299,017

Energy — 10.8%
Oil & Gas — 10.1%
Anadarko Petroleum Corp.	44,700	2,171,526
Apache Corp.	158,600	7,052,942
Canadian Natural Resources Ltd.	165,900	3,621,597
Chevron Corp.	72,900	6,558,084
Exxon Mobil Corp.	143,400	11,178,030
Hess Corp.	106,600	5,167,968

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Occidental Petroleum Corp.	54,400	$3,677,984
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	142,300	6,515,917
Total SA	39,029	1,738,189

		47,682,237

Pipelines — 0.7%
Columbia Pipeline Group, Inc.	172,400	3,448,000

		51,130,237

Financial — 24.7%
Banks — 9.0%
Bank of America Corp.	497,877	8,379,270
The Bank of New York Mellon Corp.	102,900	4,241,538
Fifth Third Bancorp	135,100	2,715,510
Northern Trust Corp.	91,300	6,581,817
PNC Financial Services Group, Inc.	41,500	3,955,365
Royal Bank of Scotland Group PLC (a)	698,924	3,092,167
State Street Corp.	73,700	4,890,732
U.S. Bancorp	56,500	2,410,855
Wells Fargo & Co.	111,600	6,066,576

		42,333,830

Diversified Financial — 8.2%
American Express Co.	84,300	5,863,065
Ameriprise Financial, Inc.	37,400	3,980,108
Citigroup, Inc.	105,800	5,475,150
JP Morgan Chase & Co.	244,000	16,111,320
Morgan Stanley	207,800	6,610,118
Och-Ziff Capital Management Group LLC	128,100	798,063

		38,837,824

Insurance — 6.0%
The Chubb Corp.	25,600	3,395,584
Loews Corp.	155,600	5,975,040
Marsh & McLennan Cos., Inc.	115,600	6,410,020
MetLife, Inc.	160,800	7,752,168
Sun Life Financial, Inc.	68,900	2,149,680
Willis Group Holdings PLC	24,400	1,185,108
XL Group PLC	36,900	1,445,742

		28,313,342

Real Estate Investment Trusts (REITS) — 1.5%
Digital Realty Trust, Inc.	34,600	2,616,452
The Macerich Co.	6,300	508,347
Weyerhaeuser Co.	135,342	4,057,553

		7,182,352

		116,667,348

Industrial — 12.9%
Aerospace & Defense — 2.2%
The Boeing Co.	66,300	9,586,317

	Number of Shares	Value
United Technologies Corp.	9,900	$951,093

		10,537,410

Electrical Components & Equipment — 1.1%
Emerson Electric Co.	112,900	5,400,007

Electronics — 0.9%
TE Connectivity Ltd.	16,000	1,033,760
Tyco International PLC	100,400	3,201,756

		4,235,516

Machinery – Diversified — 1.2%
Cummins, Inc.	16,100	1,416,961
Deere & Co.	55,500	4,232,985

		5,649,946

Manufacturing — 5.5%
Eaton Corp. PLC	2,684	139,676
General Electric Co.	530,600	16,528,190
Illinois Tool Works, Inc.	59,100	5,477,388
Pentair PLC	77,300	3,828,669

		25,973,923

Packaging & Containers — 0.2%
WestRock Co.	16,594	757,018

Transportation — 1.8%
Canadian Pacific Railway Ltd.	9,400	1,199,440
Union Pacific Corp.	30,200	2,361,640
United Parcel Service, Inc. Class B	52,000	5,003,960

		8,565,040

		61,118,860

Technology — 6.9%
Computers — 1.1%
EMC Corp.	140,700	3,613,176
International Business Machines Corp.	4,000	550,480
Western Digital Corp.	18,300	1,098,915

		5,262,571

Semiconductors — 3.1%
Analog Devices, Inc.	66,300	3,667,716
Applied Materials, Inc.	324,800	6,064,016
Texas Instruments, Inc.	86,900	4,762,989

		14,494,721

Software — 2.7%
CA, Inc.	70,900	2,024,904
Microsoft Corp.	195,000	10,818,600

		12,843,504

		32,600,796

Utilities — 7.7%
Electric — 6.7%
The AES Corp.	408,400	3,908,388
Duke Energy Corp.	35,833	2,558,118
Edison International	55,700	3,297,997

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Entergy Corp.	82,200	$5,619,192
Exelon Corp.	42,200	1,171,894
FirstEnergy Corp.	177,900	5,644,767
PG&E Corp.	85,000	4,521,150
Xcel Energy, Inc.	140,500	5,045,355

		31,766,861

Gas — 1.0%
NiSource, Inc.	233,500	4,555,585

		36,322,446

TOTAL COMMON STOCK (Cost $391,890,447)		464,162,205

TOTAL EQUITIES (Cost $391,890,447)		464,162,205

	Principal Amount
BONDS & NOTES — 0.0%

CORPORATE DEBT — 0.0%
Pharmaceuticals — 0.0%
Valeant Pharmaceuticals International, Inc. (Acquired 11/18/15, Cost $165,765) (b) (c) 5.875% 5/15/23	$202,000	180,285

TOTAL CORPORATE DEBT (Cost $165,765)		180,285

TOTAL BONDS & NOTES (Cost $165,765)		180,285

	Number of Shares
MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,147	1,147

TOTAL MUTUAL FUNDS (Cost $1,147)		1,147

TOTAL LONG-TERM INVESTMENTS (Cost $392,057,359)		464,343,637

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (d)	$8,266,498	$8,266,498

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	49,852	49,852

TOTAL SHORT-TERM INVESTMENTS (Cost $8,316,350)		8,316,350

TOTAL INVESTMENTS — 100.0% (Cost $400,373,709) (e)		472,659,987

Other Assets/(Liabilities) — 0.0%		(99,232)

NET ASSETS — 100.0%		$472,560,755

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $180,285 or 0.04% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2015, these securities amounted to a value of $180,285 or 0.04% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	Maturity value of $8,266,507. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $8,433,502.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 99.4%

COMMON STOCK — 99.4%
Basic Materials — 2.5%
Chemicals — 2.1%
Air Products & Chemicals, Inc.	4,859	$632,205
Airgas, Inc.	1,624	224,632
CF Industries Holdings, Inc.	5,795	236,494
The Dow Chemical Co.	28,163	1,449,831
E.I. du Pont de Nemours & Co.	21,947	1,461,670
Eastman Chemical Co.	3,689	249,044
Ecolab, Inc.	6,666	762,457
FMC Corp.	3,300	129,129
International Flavors & Fragrances, Inc.	2,026	242,391
LyondellBasell Industries NV Class A	9,008	782,795
Monsanto Co.	11,016	1,085,296
The Mosaic Co.	8,383	231,287
PPG Industries, Inc.	6,731	665,157
Praxair, Inc.	7,114	728,474
The Sherwin-Williams Co.	1,990	516,604

		9,397,466

Forest Products & Paper — 0.1%
International Paper Co.	10,364	390,723

Iron & Steel — 0.1%
Nucor Corp.	7,952	320,466

Mining — 0.2%
Alcoa, Inc.	32,585	321,614
Freeport-McMoRan, Inc.	29,057	196,716
Newmont Mining Corp.	13,167	236,874
Vulcan Materials Co.	3,359	319,004

		1,074,208

		11,182,863

Communications — 13.8%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	10,224	238,015
Nielsen Holdings PLC	9,114	424,712
Omnicom Group, Inc.	6,051	457,819

		1,120,546

Internet — 6.7%
Akamai Technologies, Inc. (a)	4,457	234,572
Alphabet, Inc. Class A (a)	7,295	5,675,583
Alphabet, Inc. Class C (a)	7,440	5,646,067
Amazon.com, Inc. (a)	9,625	6,505,441
eBay, Inc. (a)	27,656	759,987
Equinix, Inc.	1,552	469,325
Expedia, Inc.	2,951	366,809
F5 Networks, Inc. (a)	1,785	173,074

	Number of Shares	Value
Facebook, Inc. Class A (a)	56,852	$5,950,130
Netflix, Inc. (a)	10,701	1,223,980
The Priceline Group, Inc. (a)	1,246	1,588,588
Symantec Corp.	16,976	356,496
TripAdvisor, Inc. (a)	2,846	242,622
VeriSign, Inc. (a)	2,449	213,945
Yahoo!, Inc. (a)	21,748	723,338

		30,129,957

Media — 3.0%
Cablevision Systems Corp. Class A	5,570	177,683
CBS Corp. Class B	10,858	511,737
Comcast Corp. Class A	61,156	3,451,033
Discovery Communications, Inc. Series A (a)	3,792	101,171
Discovery Communications, Inc. Series C (a)	6,484	163,526
The McGraw Hill Financial, Inc.	6,771	667,485
News Corp. Class A	9,742	130,153
News Corp. Class B	2,568	35,849
Scripps Networks Interactive Class A	2,374	131,069
TEGNA, Inc.	5,453	139,161
Time Warner Cable, Inc.	7,093	1,316,390
Time Warner, Inc.	20,019	1,294,629
Twenty-First Century Fox Class A	29,315	796,195
Twenty-First Century Fox, Inc. Class B	10,747	292,641
Viacom, Inc. Class B	8,647	355,910
The Walt Disney Co.	38,087	4,002,182

		13,566,814

Telecommunications — 3.9%
AT&T, Inc.	154,027	5,300,069
CenturyLink, Inc.	13,729	345,422
Cisco Systems, Inc.	127,084	3,450,966
Corning, Inc.	29,625	541,545
Frontier Communications Corp.	29,586	138,167
Harris Corp.	3,134	272,345
Juniper Networks, Inc.	8,957	247,213
Level 3 Communications, Inc. (a)	7,264	394,871
Motorola Solutions, Inc.	4,015	274,827
QUALCOMM, Inc.	37,634	1,881,135
Verizon Communications, Inc.	101,861	4,708,015

		17,554,575

		62,371,892

Consumer, Cyclical — 10.2%
Airlines — 0.5%
American Airlines Group, Inc.	15,808	669,469
Delta Air Lines, Inc.	19,691	998,137
Southwest Airlines Co.	16,292	701,533

		2,369,139

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apparel — 0.8%
Hanesbrands, Inc.	9,807	$288,620
Michael Kors Holdings Ltd. (a)	4,603	184,396
Nike, Inc. Class B	33,802	2,112,625
Ralph Lauren Corp.	1,471	163,987
Under Armour, Inc. Class A (a)	4,532	365,325
VF Corp.	8,532	531,117

		3,646,070

Auto Manufacturers — 0.7%
Ford Motor Co.	97,650	1,375,889
General Motors Co.	35,470	1,206,335
Paccar, Inc.	8,826	418,352

		3,000,576

Automotive & Parts — 0.4%
BorgWarner, Inc.	5,615	242,737
Delphi Automotive PLC	7,010	600,967
The Goodyear Tire & Rubber Co.	6,751	220,555
Johnson Controls, Inc.	16,257	641,989

		1,706,248

Distribution & Wholesale — 0.2%
Fastenal Co.	7,235	295,333
Fossil Group, Inc. (a)	1,099	40,179
Genuine Parts Co.	3,755	322,517
W.W. Grainger, Inc.	1,445	292,743

		950,772

Home Builders — 0.1%
D.R. Horton, Inc.	8,268	264,824
Lennar Corp. Class A	4,511	220,633
PulteGroup, Inc.	7,931	141,330

		626,787

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,759	165,715
Whirlpool Corp.	1,948	286,103

		451,818

Housewares — 0.1%
Newell Rubbermaid, Inc.	6,652	293,220

Leisure Time — 0.3%
Carnival Corp.	11,503	626,683
Harley-Davidson, Inc.	4,775	216,737
Royal Caribbean Cruises Ltd.	4,317	436,924

		1,280,344

Lodging — 0.2%
Marriott International, Inc. Class A	4,819	323,066
Starwood Hotels & Resorts Worldwide, Inc.	4,234	293,332
Wyndham Worldwide Corp.	2,940	213,591
Wynn Resorts Ltd.	2,071	143,292

		973,281

	Number of Shares	Value
Retail — 6.6%
Advance Auto Parts, Inc.	1,821	$274,079
AutoNation, Inc. (a)	1,954	116,576
AutoZone, Inc. (a)	760	563,852
Bed Bath & Beyond, Inc. (a)	4,225	203,856
Best Buy Co., Inc.	7,460	227,157
CarMax, Inc. (a)	5,066	273,412
Chipotle Mexican Grill, Inc. (a)	783	375,723
Coach, Inc.	6,971	228,161
Costco Wholesale Corp.	10,964	1,770,686
CVS Health Corp.	27,733	2,711,455
Darden Restaurants, Inc.	2,883	183,474
Dollar General Corp.	7,251	521,129
Dollar Tree, Inc. (a)	5,902	455,752
GameStop Corp. Class A	2,559	71,754
The Gap, Inc.	5,717	141,210
The Home Depot, Inc.	31,746	4,198,408
Kohl’s Corp.	4,746	226,052
L Brands, Inc.	6,389	612,194
Lowe’s Cos., Inc.	22,907	1,741,848
Macy’s, Inc.	7,868	275,223
McDonald’s Corp.	22,986	2,715,566
Nordstrom, Inc.	3,387	168,706
O’Reilly Automotive, Inc. (a)	2,473	626,708
PVH Corp.	2,032	149,657
Ross Stores, Inc.	10,133	545,257
Signet Jewelers Ltd.	1,979	244,783
Staples, Inc.	16,218	153,584
Starbucks Corp.	37,173	2,231,495
Target Corp.	15,424	1,119,937
Tiffany & Co.	2,785	212,468
The TJX Cos., Inc.	16,778	1,189,728
Tractor Supply Co.	3,376	288,648
Urban Outfitters, Inc. (a)	2,267	51,574
Wal-Mart Stores, Inc.	39,267	2,407,067
Walgreens Boots Alliance, Inc.	21,809	1,857,145
Yum! Brands, Inc.	10,797	788,721

		29,923,045

Textiles — 0.1%
Cintas Corp.	2,180	198,489
Mohawk Industries, Inc. (a)	1,597	302,456

		500,945

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,796	188,339
Mattel, Inc.	8,542	232,086

		420,425

		46,142,670

Consumer, Non-cyclical — 24.9%
Agriculture — 1.7%
Altria Group, Inc.	49,097	2,857,936
Archer-Daniels-Midland Co.	14,942	548,073

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Philip Morris International, Inc.	38,791	$3,410,117
Reynolds American, Inc.	20,762	958,166

		7,774,292

Beverages — 2.4%
Brown-Forman Corp. Class B	2,537	251,873
The Coca-Cola Co.	98,003	4,210,209
Coca-Cola Enterprises, Inc.	5,245	258,264
Constellation Brands, Inc. Class A	4,334	617,335
Dr. Pepper Snapple Group, Inc.	4,742	441,954
Keurig Green Mountain, Inc.	2,908	261,662
Molson Coors Brewing Co. Class B	3,931	369,200
Monster Beverage Corp. (a)	3,750	558,600
PepsiCo, Inc.	36,483	3,645,381

		10,614,478

Biotechnology — 3.2%
Alexion Pharmaceuticals, Inc. (a)	5,654	1,078,500
Amgen, Inc.	18,900	3,068,037
Biogen, Inc. (a)	5,580	1,709,433
Celgene Corp. (a)	19,673	2,356,038
Gilead Sciences, Inc.	36,078	3,650,733
Illumina, Inc. (a)	3,665	703,478
Regeneron Pharmaceuticals, Inc. (a)	1,942	1,054,254
Vertex Pharmaceuticals, Inc. (a)	6,149	773,729

		14,394,202

Commercial Services — 2.2%
The ADT Corp.	4,123	135,976
Alliance Data Systems Corp. (a)	1,527	422,322
Automatic Data Processing, Inc.	11,524	976,313
Equifax, Inc.	2,975	331,326
H&R Block, Inc.	5,903	196,629
McKesson Corp.	5,753	1,134,664
Moody’s Corp.	4,319	433,368
Paychex, Inc.	8,066	426,611
PayPal Holdings, Inc. (a)	27,838	1,007,736
Quanta Services, Inc. (a)	4,055	82,114
Robert Half International, Inc.	3,363	158,532
Total System Services, Inc.	4,235	210,903
United Rentals, Inc. (a)	2,308	167,422
Verisk Analytics, Inc. (a)	3,918	301,216
Visa, Inc. Class A	48,745	3,780,175
Western Union Co.	12,701	227,475

		9,992,782

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	22,475	1,497,284
The Estee Lauder Cos., Inc. Class A	5,561	489,702
The Procter & Gamble Co.	68,122	5,409,568

		7,396,554

Foods — 1.9%
Campbell Soup Co.	4,501	236,528
ConAgra Foods, Inc.	10,863	457,984

	Number of Shares	Value
General Mills, Inc.	14,972	$863,285
The Hershey Co.	3,570	318,694
Hormel Foods Corp.	3,358	265,551
The J.M. Smucker Co.	3,015	371,870
Kellogg Co.	6,383	461,299
The Kraft Heinz Co.	14,892	1,083,542
The Kroger Co.	24,356	1,018,811
McCormick & Co., Inc.	2,892	247,440
Mondelez International, Inc. Class A	39,807	1,784,946
Sysco Corp.	13,186	540,626
Tyson Foods, Inc. Class A	7,400	394,642
Whole Foods Market, Inc.	8,530	285,755

		8,330,973

Health Care – Products — 3.4%
Baxter International, Inc.	13,703	522,770
Becton, Dickinson & Co.	5,268	811,746
Boston Scientific Corp. (a)	33,703	621,483
C.R. Bard, Inc.	1,843	349,138
Edwards Lifesciences Corp. (a)	5,410	427,282
Henry Schein, Inc. (a)	2,069	327,295
Intuitive Surgical, Inc. (a)	934	510,114
Johnson & Johnson	69,281	7,116,544
Medtronic PLC	35,197	2,707,353
St. Jude Medical, Inc.	7,086	437,702
Stryker Corp.	7,920	736,085
Varian Medical Systems, Inc. (a)	2,455	198,364
Zimmer Biomet Holdings, Inc.	4,297	440,829

		15,206,705

Health Care – Services — 2.1%
Aetna, Inc.	8,731	943,996
Anthem, Inc.	6,541	912,077
Cigna Corp.	6,448	943,536
DaVita HealthCare Partners, Inc. (a)	4,208	293,340
HCA Holdings, Inc. (a)	7,858	531,436
Humana, Inc.	3,712	662,629
Laboratory Corporation of America Holdings (a)	2,537	313,675
Quest Diagnostics, Inc.	3,606	256,531
Tenet Healthcare Corp. (a)	2,436	73,811
Thermo Fisher Scientific, Inc.	9,991	1,417,223
UnitedHealth Group, Inc.	23,866	2,807,596
Universal Health Services, Inc. Class B	2,278	272,198

		9,428,048

Household Products — 0.4%
Avery Dennison Corp.	2,266	141,988
Church & Dwight Co., Inc.	3,283	278,661
The Clorox Co.	3,232	409,915
Kimberly-Clark Corp.	9,091	1,157,284

		1,987,848

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 6.0%
Abbott Laboratories	37,342	$1,677,029
AbbVie, Inc.	40,926	2,424,456
Allergan PLC (a)	9,868	3,083,750
AmerisourceBergen Corp.	4,886	506,727
Baxalta, Inc.	13,610	531,198
Bristol-Myers Squibb Co.	41,768	2,873,221
Cardinal Health, Inc.	8,234	735,049
DENTSPLY International, Inc.	3,503	213,158
Eli Lilly & Co.	24,436	2,058,977
Endo International PLC (a)	5,181	317,181
Express Scripts Holding Co. (a)	16,931	1,479,939
Mallinckrodt PLC (a)	2,885	215,308
Mead Johnson Nutrition Co.	4,935	389,618
Merck & Co., Inc.	69,944	3,694,442
Mylan NV (a)	10,365	560,436
Patterson Cos., Inc.	2,083	94,172
Perrigo Co. PLC	3,671	531,194
Pfizer, Inc.	154,564	4,989,326
Zoetis, Inc.	11,521	552,086

		26,927,267

		112,053,149

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	8,277	143,937

Energy — 6.5%
Coal — 0.0%
CONSOL Energy, Inc.	5,456	43,103

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	1,912	126,173

Oil & Gas — 5.1%
Anadarko Petroleum Corp.	12,750	619,395
Apache Corp.	9,523	423,488
Cabot Oil & Gas Corp.	10,388	183,764
Chesapeake Energy Corp.	13,548	60,966
Chevron Corp.	47,122	4,239,095
Cimarex Energy Co.	2,352	210,222
ConocoPhillips	30,904	1,442,908
Devon Energy Corp.	9,622	307,904
Diamond Offshore Drilling, Inc.	1,724	36,376
Ensco PLC Class A	5,926	91,201
EOG Resources, Inc.	13,754	973,646
EQT Corp.	3,792	197,677
Exxon Mobil Corp.	104,235	8,125,118
Helmerich & Payne, Inc.	2,701	144,639
Hess Corp.	6,009	291,316
Marathon Oil Corp.	16,862	212,293
Marathon Petroleum Corp.	13,348	691,960
Murphy Oil Corp.	4,104	92,135
Newfield Exploration Co. (a)	4,097	133,398
Noble Energy, Inc.	10,735	353,503
Occidental Petroleum Corp.	19,111	1,292,095

	Number of Shares	Value
Phillips 66	11,863	$970,393
Pioneer Natural Resources Co.	3,753	470,551
Range Resources Corp.	4,319	106,291
Southwestern Energy Co. (a)	9,912	70,474
Tesoro Corp.	3,013	317,480
Valero Energy Corp.	12,054	852,338

		22,910,626

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	10,892	502,666
Cameron International Corp. (a)	4,773	301,654
FMC Technologies, Inc. (a)	5,749	166,778
Halliburton Co.	21,351	726,788
National Oilwell Varco, Inc.	9,379	314,103
Schlumberger Ltd.	31,592	2,203,542
Transocean Ltd.	8,651	107,099

		4,322,630

Pipelines — 0.4%
Columbia Pipeline Group, Inc.	9,683	193,660
Kinder Morgan, Inc.	45,814	683,545
ONEOK, Inc.	5,234	129,070
Spectra Energy Corp.	16,723	400,349
The Williams Cos., Inc.	17,173	441,346

		1,847,970

		29,250,502

Financial — 16.5%
Banks — 4.4%
Bank of America Corp.	260,831	4,389,786
The Bank of New York Mellon Corp.	27,378	1,128,521
BB&T Corp.	19,482	736,614
Capital One Financial Corp.	13,326	961,871
Comerica, Inc.	4,393	183,759
Fifth Third Bancorp	19,921	400,412
Huntington Bancshares, Inc.	20,049	221,742
KeyCorp	20,867	275,236
M&T Bank Corp.	4,020	487,144
Northern Trust Corp.	5,477	394,837
PNC Financial Services Group, Inc.	12,689	1,209,389
Regions Financial Corp.	32,884	315,686
State Street Corp.	10,075	668,577
SunTrust Banks, Inc.	12,716	544,753
U.S. Bancorp	41,179	1,757,108
Wells Fargo & Co.	116,377	6,326,254
Zions Bancorp	5,131	140,076

		20,141,765

Diversified Financial — 5.3%
Affiliated Managers Group, Inc. (a)	1,352	215,996
American Express Co.	20,950	1,457,073
Ameriprise Financial, Inc.	4,358	463,778
BlackRock, Inc.	3,163	1,077,065
The Charles Schwab Corp.	30,003	987,999
Citigroup, Inc.	74,592	3,860,136

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CME Group, Inc.	8,468	$767,201
Discover Financial Services	10,703	573,895
E*TRADE Financial Corp. (a)	7,397	219,247
Franklin Resources, Inc.	9,454	348,096
The Goldman Sachs Group, Inc.	9,937	1,790,946
Intercontinental Exchange, Inc.	2,973	761,861
Invesco Ltd.	10,640	356,227
JP Morgan Chase & Co.	92,177	6,086,447
Legg Mason, Inc.	2,684	105,293
MasterCard, Inc. Class A	24,788	2,413,360
Morgan Stanley	37,769	1,201,432
The Nasdaq, Inc.	2,872	167,064
Navient Corp.	9,063	103,771
Synchrony Financial (a)	20,876	634,839
T. Rowe Price Group, Inc.	6,280	448,957

		24,040,683

Insurance — 4.1%
ACE Ltd.	8,117	948,471
Aflac, Inc.	10,707	641,349
The Allstate Corp.	9,697	602,087
American International Group, Inc.	30,983	1,920,016
Aon PLC	6,858	632,376
Assurant, Inc.	1,635	131,683
Berkshire Hathaway, Inc. Class B (a)	46,914	6,194,525
The Chubb Corp.	5,685	754,058
Cincinnati Financial Corp.	3,670	217,154
The Hartford Financial Services Group, Inc.	10,204	443,466
Lincoln National Corp.	6,239	313,572
Loews Corp.	6,979	267,994
Marsh & McLennan Cos., Inc.	13,058	724,066
MetLife, Inc.	27,798	1,340,142
Principal Financial Group, Inc.	6,806	306,134
The Progressive Corp.	14,710	467,778
Prudential Financial, Inc.	11,224	913,746
Torchmark Corp.	2,859	163,420
The Travelers Cos., Inc.	7,618	859,767
Unum Group	6,100	203,069
XL Group PLC	7,498	293,772

		18,338,645

Real Estate — 0.1%
CBRE Group, Inc. (a)	7,343	253,921

Real Estate Investment Trusts (REITS) — 2.6%
American Tower Corp.	10,606	1,028,252
Apartment Investment & Management Co. Class A	3,879	155,276
AvalonBay Communities, Inc.	3,424	630,461
Boston Properties, Inc.	3,858	492,049
Crown Castle International Corp.	8,362	722,895
Equity Residential	9,124	744,427
Essex Property Trust, Inc.	1,654	395,984
General Growth Properties, Inc.	14,545	395,769

	Number of Shares	Value
HCP, Inc.	11,636	$444,961
Host Hotels & Resorts, Inc.	18,681	286,566
Iron Mountain, Inc.	4,809	129,891
Kimco Realty Corp.	10,287	272,194
The Macerich Co.	3,349	270,231
Plum Creek Timber Co., Inc.	4,340	207,105
Prologis, Inc.	13,166	565,085
Public Storage	3,684	912,527
Realty Income Corp.	6,295	325,011
Simon Property Group, Inc.	7,747	1,506,327
SL Green Realty Corp.	2,517	284,371
Ventas, Inc.	8,358	471,642
Vornado Realty Trust	4,454	445,222
Welltower, Inc.	8,849	601,997
Weyerhaeuser Co.	12,788	383,384

		11,671,627

Savings & Loans — 0.0%
People’s United Financial, Inc.	7,864	127,004

		74,573,645

Industrial — 9.5%
Aerospace & Defense — 2.0%
The Boeing Co.	15,767	2,279,750
General Dynamics Corp.	7,433	1,020,997
L-3 Communications Holdings, Inc.	1,958	234,001
Lockheed Martin Corp.	6,615	1,436,447
Northrop Grumman Corp.	4,563	861,540
Raytheon Co.	7,552	940,451
Rockwell Collins, Inc.	3,320	306,436
United Technologies Corp.	20,665	1,985,286

		9,064,908

Airlines — 0.1%
United Continental Holdings, Inc. (a)	9,314	533,692

Building Materials — 0.1%
Martin Marietta Materials, Inc.	1,641	224,128
Masco Corp.	8,355	236,446

		460,574

Electrical Components & Equipment — 0.2%
AMETEK, Inc.	5,925	317,521
Emerson Electric Co.	16,459	787,234

		1,104,755

Electronics — 0.6%
Agilent Technologies, Inc.	8,239	344,473
Allegion PLC	2,423	159,724
Amphenol Corp. Class A	7,685	401,388
FLIR Systems, Inc.	3,454	96,954
Garmin Ltd.	2,963	110,135
PerkinElmer, Inc.	2,823	151,228
TE Connectivity Ltd.	9,679	625,360
Tyco International PLC	10,607	338,257
Waters Corp. (a)	2,047	275,485

		2,503,004

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction — 0.1%
Fluor Corp.	3,539	$167,112
Jacobs Engineering Group, Inc. (a)	3,080	129,206

		296,318

Environmental Controls — 0.2%
Republic Services, Inc.	5,991	263,544
Stericycle, Inc. (a)	2,124	256,154
Waste Management, Inc.	10,443	557,343

		1,077,041

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,445	247,716
Stanley Black & Decker, Inc.	3,749	400,131

		647,847

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	14,582	990,993
Ingersoll-Rand PLC	6,507	359,772

		1,350,765

Machinery – Diversified — 0.5%
Cummins, Inc.	4,132	363,657
Deere & Co.	7,822	596,584
Flowserve Corp.	3,273	137,728
Rockwell Automation, Inc.	3,283	336,869
Roper Technologies, Inc.	2,531	480,358
Xylem, Inc.	4,557	166,331

		2,081,527

Manufacturing — 3.5%
3M Co.	15,415	2,322,116
Danaher Corp.	14,927	1,386,420
Dover Corp.	3,887	238,312
Eaton Corp. PLC	11,632	605,329
General Electric Co.	236,326	7,361,555
Honeywell International, Inc.	19,291	1,997,969
Illinois Tool Works, Inc.	8,199	759,883
Leggett & Platt, Inc.	3,376	141,860
Parker Hannifin Corp.	3,386	328,374
Pentair PLC	4,516	223,677
Textron, Inc.	6,873	288,735

		15,654,230

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	3,444	799,042

Packaging & Containers — 0.2%
Ball Corp.	3,423	248,955
Owens-Illinois, Inc. (a)	4,067	70,847
Sealed Air Corp.	4,960	221,216
WestRock Co.	6,397	291,831

		832,849

Transportation — 1.4%
American ExpressNorfolk Southern Corp.	7,477	632,479

	Number of Shares	Value
C.H. Robinson Worldwide, Inc.	3,611	$223,954
CSX Corp.	24,410	633,440
Expeditors International of Washington, Inc.	4,651	209,760
FedEx Corp.	6,581	980,503
J.B. Hunt Transport Services, Inc.	2,256	165,500
Kansas City Southern	2,738	204,446
Ryder System, Inc.	1,297	73,709
Union Pacific Corp.	21,395	1,673,089
United Parcel Service, Inc. Class B	17,437	1,677,963

		6,474,843

		42,881,395

Technology — 12.5%
Computers — 5.4%
Accenture PLC Class A	15,650	1,635,425
Apple, Inc.	139,605	14,694,822
Cognizant Technology Solutions Corp. Class A (a)	15,248	915,185
CSRA, Inc.	3,455	103,650
EMC Corp.	48,538	1,246,456
Hewlett Packard Enterprise Co.	44,942	683,118
HP, Inc.	45,359	537,051
International Business Machines Corp.	22,349	3,075,669
NetApp, Inc.	7,290	193,404
SanDisk Corp.	5,021	381,546
Seagate Technology PLC	7,511	275,353
Teradata Corp. (a)	3,324	87,820
Western Digital Corp.	5,813	349,071

		24,178,570

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	4,911	101,412
Xerox Corp.	23,691	251,835

		353,247

Semiconductors — 2.4%
Analog Devices, Inc.	7,805	431,773
Applied Materials, Inc.	28,769	537,117
Avago Technologies Ltd.	6,565	952,910
Broadcom Corp. Class A	14,045	812,082
Intel Corp.	118,174	4,071,094
KLA-Tencor Corp.	3,918	271,713
Lam Research Corp.	3,935	312,518
Linear Technology Corp.	5,957	252,994
Microchip Technology, Inc.	5,084	236,610
Micron Technology, Inc. (a)	27,187	384,968
NVIDIA Corp.	12,742	419,976
Qorvo, Inc. (a)	3,518	179,066
Skyworks Solutions, Inc.	4,810	369,552
Texas Instruments, Inc.	25,406	1,392,503
Xilinx, Inc.	6,431	302,064

		10,926,940

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 4.6%
Activision Blizzard, Inc.	12,644	$489,449
Adobe Systems, Inc. (a)	12,490	1,173,311
Autodesk, Inc. (a)	5,624	342,670
CA, Inc.	7,798	222,711
Cerner Corp. (a)	7,637	459,518
Citrix Systems, Inc. (a)	3,851	291,328
The Dun & Bradstreet Corp.	887	92,186
Electronic Arts, Inc. (a)	7,756	532,992
Fidelity National Information Services, Inc.	6,922	419,473
Fiserv, Inc. (a)	5,725	523,609
Intuit, Inc.	6,610	637,865
Microsoft Corp.	200,021	11,097,165
Oracle Corp.	80,172	2,928,683
Red Hat, Inc. (a)	4,556	377,283
Salesforce.com, Inc. (a)	15,630	1,225,392

		20,813,635

		56,272,392

Utilities — 3.0%
Electric — 2.8%
The AES Corp.	16,714	159,953
Ameren Corp.	6,077	262,709
American Electric Power Co., Inc.	12,286	715,905
CenterPoint Energy, Inc.	10,653	195,589
CMS Energy Corp.	6,884	248,375
Consolidated Edison, Inc.	7,356	472,770
Dominion Resources, Inc.	14,895	1,007,498
DTE Energy Co.	4,509	361,577
Duke Energy Corp.	17,217	1,229,122
Edison International	8,183	484,515
Entergy Corp.	4,453	304,407
Eversource Energy	7,967	406,875
Exelon Corp.	23,079	640,904
FirstEnergy Corp.	10,655	338,083
NextEra Energy, Inc.	11,525	1,197,332
NRG Energy, Inc.	7,852	92,418
Pepco Holdings, Inc.	6,432	167,296
PG&E Corp.	12,268	652,535
Pinnacle West Capital Corp.	2,771	178,674
PPL Corp.	16,809	573,691
Public Service Enterprise Group, Inc.	12,712	491,827
SCANA Corp.	3,568	215,828
The Southern Co.	22,710	1,062,601
TECO Energy, Inc.	5,886	156,862
WEC Energy Group, Inc.	7,934	407,094
Xcel Energy, Inc.	12,730	457,134

		12,481,574

Gas — 0.2%
AGL Resources, Inc.	2,993	190,984
NiSource, Inc.	7,865	153,446

	Number of Shares	Value
Sempra Energy	5,911	$555,787

		900,217

		13,381,791

TOTAL COMMON STOCK (Cost $260,463,329)		448,254,236

TOTAL EQUITIES (Cost $260,463,329)		448,254,236

TOTAL LONG-TERM INVESTMENTS (Cost $260,463,329)		448,254,236

	Principal Amount
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (b)	$1,913,784	1,913,784

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	5,253	5,253

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (c) 0.000% 3/31/16	605,000	604,745

TOTAL SHORT-TERM INVESTMENTS (Cost $2,523,965)		2,523,782

TOTAL INVESTMENTS — 100.0% (Cost $262,987,294) (d)		450,778,018

Other Assets/(Liabilities) — 0.0%		51,162

NET ASSETS — 100.0%		$450,829,180

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $1,913,786. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $1,952,069.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 89.7%

COMMON STOCK — 89.7%
Communications — 6.6%
Media — 6.6%
Charter Communications, Inc. Class A (a)	27,800	$5,090,180
Tribune Media Co.	151,000	5,105,310

		10,195,490

Consumer, Cyclical — 13.7%
Auto Manufacturers — 7.3%
General Motors Co.	330,000	11,223,300

Retail — 6.4%
CarMax, Inc. (a)	66,200	3,572,814
Tiffany & Co.	82,500	6,293,925

		9,866,739

		21,090,039

Energy — 6.3%
Oil & Gas — 4.5%
Anadarko Petroleum Corp.	143,000	6,946,940

Oil & Gas Services — 1.8%
NOW, Inc. (a)	177,019	2,800,441

		9,747,381

Financial — 35.7%
Banks — 7.1%
Wells Fargo & Co.	201,000	10,926,360

Diversified Financial — 10.5%
BlackRock, Inc.	22,300	7,593,596
JP Morgan Chase & Co.	131,000	8,649,930

		16,243,526

Insurance — 13.3%
American International Group, Inc.	196,000	12,146,120
Aon PLC	91,500	8,437,215

		20,583,335

Real Estate — 4.8%
CBRE Group, Inc. (a)	216,000	7,469,280

		55,222,501

Industrial — 9.4%
Machinery – Construction & Mining — 4.4%
Caterpillar, Inc.	101,500	6,897,940

Machinery – Diversified — 5.0%
Cummins, Inc.	87,500	7,700,875

		14,598,815

Technology — 18.0%
Computers — 2.4%
Apple, Inc.	34,500	3,631,470

Semiconductors — 8.7%
Applied Materials, Inc.	392,000	7,318,640

	Number of Shares	Value
Intel Corp.	176,500	$6,080,425

		13,399,065

Software — 6.9%
Microsoft Corp.	193,000	10,707,640

		27,738,175

TOTAL COMMON STOCK (Cost $122,804,874)		138,592,401

TOTAL EQUITIES (Cost $122,804,874)		138,592,401

TOTAL LONG-TERM INVESTMENTS (Cost $122,804,874)		138,592,401

	Principal Amount
SHORT-TERM INVESTMENTS — 10.3%
Repurchase Agreement — 10.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (b)	$15,870,322	15,870,322

TOTAL SHORT-TERM INVESTMENTS (Cost $15,870,322)		15,870,322

TOTAL INVESTMENTS — 100.0% (Cost $138,675,196) (c)		154,462,723

Other Assets/(Liabilities) — (0.0)%		(3,135)

NET ASSETS — 100.0%		$154,459,588

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $15,870,340. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $16,190,756.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	84.2%
United Kingdom	5.5%

Total Long-Term Investments	89.7%
Short-Term Investments and Other Assets and Liabilities	10.3%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 95.8%

COMMON STOCK — 95.8%
Bermuda — 0.8%
Kunlun Energy Co. Ltd	1,700,000	$1,499,463
Noble Group Ltd. (a)	4,670,400	1,299,187

		2,798,650

Brazil — 0.8%
Embraer SA Sponsored ADR (Brazil) (a)	84,639	2,500,236
Petroleo Brasileiro SA Sponsored ADR (Brazil) (b)	164,712	560,021

		3,060,257

Cayman Islands — 2.0%
Cheung Kong Property Holdings Ltd.	367,254	2,385,662
CK Hutchison Holdings Ltd.	367,254	4,919,852

		7,305,514

China — 3.9%
China Life Insurance Co. Ltd.	1,251,000	4,032,537
China Telecom Corp. Ltd. Class H	9,617,643	4,479,415
CRRC Corp. Ltd.	1,616,100	1,982,396
Sinopharm Group Co. Ltd. Class H	568,800	2,268,697
Weichai Power Co. Ltd. Class H	1,090,000	1,197,753

		13,960,798

France — 11.2%
AXA SA	234,467	6,410,008
BNP Paribas	128,360	7,265,689
Cie Generale des Etablissements Michelin Class B	56,000	5,317,075
Compagnie de Saint-Gobain	96,920	4,169,362
Credit Agricole SA	254,240	2,995,117
Sanofi	66,618	5,684,232
Technip SA	57,610	2,845,706
Total SA	119,352	5,315,441

		40,002,630

Germany — 12.0%
Bayer AG	49,610	6,224,135
Deutsche Boerse AG	42,760	3,782,774
Deutsche Lufthansa AG (b)	128,000	2,021,339
Deutsche Post AG	66,911	1,884,319
HeidelbergCement AG	72,710	5,931,803
Infineon Technologies AG	308,437	4,513,611
Lanxess AG	36,220	1,667,619
Merck KGaA	50,900	4,944,047
Metro AG	83,660	2,670,194
MorphoSys AG (b)	20,350	1,271,816
Muenchener Rueckversicherungs AG	10,850	2,172,976
SAP AG Sponsored ADR (Germany) (a)	20,068	1,587,379

	Number of Shares	Value
Siemens AG	43,856	$4,254,956

		42,926,968

Hong Kong — 2.0%
AIA Group Ltd.	485,200	2,890,607
China Mobile Ltd.	382,500	4,286,844

		7,177,451

Ireland — 1.7%
CRH PLC	215,342	6,224,498

Israel — 2.2%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	118,139	7,754,644

Italy — 2.9%
ENI SpA	322,850	4,782,749
Intesa Sanpaolo SpA	616,558	2,054,739
UniCredit SpA	647,756	3,567,817

		10,405,305

Japan — 7.2%
Konica Minolta Holdings, Inc.	344,300	3,453,339
Nissan Motor Co. Ltd.	593,270	6,213,231
SoftBank Group Corp.	83,700	4,218,007
Suntory Beverage & Food Ltd.	112,800	4,945,716
Toshiba Corp. (a) (b)	667,000	1,368,743
Toyota Motor Corp. Sponsored ADR (Japan) (a)	45,239	5,566,206

		25,765,242

Luxembourg — 0.6%
Subsea 7 SA (a) (b)	287,220	2,020,126

Netherlands — 6.5%
Akzo Nobel NV	82,060	5,481,075
ING Groep NV	464,630	6,254,405
Koninklijke Philips Electronics NV	97,720	2,484,572
NN Group NV	63,590	2,236,174
QIAGEN NV (b)	69,390	1,877,332
SBM Offshore NV (b)	191,128	2,429,876
TNT Express NV	320,210	2,709,610

		23,473,044

Norway — 1.6%
StatoilHydro ASA	90,840	1,270,515
Telenor ASA	268,156	4,461,108

		5,731,623

Portugal — 0.8%
Galp Energia SGPS SA	242,320	2,808,948

Republic of Korea — 5.3%
Hana Financial Group, Inc.	79,353	1,589,188
Hyundai Mobis	18,195	3,797,307
KB Financial Group, Inc. Sponsored ADR (Republic of Korea) (b)	80,916	2,255,129

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
POSCO ADR (Republic of Korea) (a)	76,271	$2,696,943
Samsung Electronics Co., Ltd.	8,124	8,675,064

		19,013,631

Russia — 0.5%
MMC Norilsk Nickel PJSC ADR (Russia)	145,469	1,832,471

Singapore — 2.6%
DBS Group Holdings, Ltd.	385,379	4,511,823
Singapore Telecommunications Ltd.	1,468,000	3,778,009
Singapore Telecommunications Ltd.	340,700	894,342

		9,184,174

Spain — 1.6%
Repsol YPF SA	81,144	883,416
Telefonica SA Sponsored ADR (Spain) (a)	432,138	4,779,446

		5,662,862

Sweden — 1.3%
Getinge AB Class B	128,140	3,334,833
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)	133,854	1,286,337

		4,621,170

Switzerland — 6.6%
ABB Ltd.	99,000	1,757,254
Credit Suisse Group	264,255	5,711,433
Novartis AG	39,920	3,412,226
Roche Holding AG	28,130	7,752,294
Swiss Re AG	53,250	5,180,062

		23,813,269

Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	416,275	1,796,258

Thailand — 0.7%
Bangkok Bank PCL (a)	565,500	2,410,381

United Kingdom — 20.5%
Aviva PLC	691,025	5,221,420
BAE Systems PLC	633,010	4,658,812
Barclays PLC	1,222,440	3,956,645
BP PLC	1,050,334	5,473,231
GlaxoSmithKline PLC	355,714	7,184,710
Glencore PLC	922,750	1,227,785
HSBC Holdings PLC	781,600	6,188,488
Kingfisher PLC	1,039,414	5,032,982
Lloyds Banking Group PLC	3,390,640	3,649,411
Marks & Spencer Group PLC	725,600	4,821,857
Petrofac Ltd.	190,850	2,236,105
Rexam PLC	328,524	2,914,205
Royal Dutch Shell PLC Class A	2,397	53,852
Royal Dutch Shell PLC Class B	226,874	5,180,504
Sky PLC	290,060	4,745,654

	Number of Shares	Value
Standard Chartered PLC	372,272	$3,088,491
Tesco PLC (b)	1,373,370	3,022,668
Vodafone Group PLC Sponsored ADR (United Kingdom)	155,258	5,008,623

		73,665,443

TOTAL COMMON STOCK (Cost $348,771,006)		343,415,357

TOTAL EQUITIES (Cost $348,771,006)		343,415,357

MUTUAL FUNDS — 6.2%
United States — 6.2%
State Street Navigator Securities Lending Prime Portfolio (c)	22,186,164	22,186,164

TOTAL MUTUAL FUNDS (Cost $22,186,164)		22,186,164

TOTAL LONG-TERM INVESTMENTS (Cost $370,957,170)		365,601,521

	Principal Amount
SHORT-TERM INVESTMENTS — 3.4%
Repurchase Agreement — 3.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (d)	$12,373,678	12,373,678

TOTAL SHORT-TERM INVESTMENTS (Cost $12,373,678)		12,373,678

TOTAL INVESTMENTS — 105.4% (Cost $383,330,848) (e)		377,975,199

Other Assets/(Liabilities) — (5.4)%		(19,506,648)

NET ASSETS — 100.0%		$358,468,551

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2015, was $21,427,551 or 5.98% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $12,373,691. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $12,623,302.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Basic Materials — 0.4%
Chemicals — 0.4%
The Sherwin-Williams Co.	3,165	$821,634

Communications — 22.2%
Advertising — 0.5%
Nielsen Holdings PLC	21,178	986,895

Internet — 16.6%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	11,795	958,580
Alphabet, Inc. Class C (a)	13,691	10,389,826
Amazon.com, Inc. (a)	9,759	6,596,010
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	4,963	938,206
CDW Corp.	15,131	636,107
eBay, Inc. (a)	48,512	1,333,110
Expedia, Inc.	7,280	904,904
F5 Networks, Inc. (a)	8,650	838,704
Facebook, Inc. Class A (a)	59,035	6,178,603
The Priceline Group, Inc. (a)	1,713	2,183,989

		30,958,039

Media — 2.7%
Comcast Corp. Class A	64,275	3,627,038
Discovery Communications, Inc. Series A (a)	12,862	343,158
FactSet Research Systems, Inc.	4,301	699,214
Scripps Networks Interactive Class A	5,165	285,160

		4,954,570

Telecommunications — 2.4%
Cisco Systems, Inc.	64,739	1,757,987
QUALCOMM, Inc.	15,880	793,762
Verizon Communications, Inc.	41,278	1,907,869

		4,459,618

		41,359,122

Consumer, Cyclical — 14.2%
Apparel — 0.2%
Ralph Lauren Corp.	2,806	312,813

Home Builders — 0.4%
PulteGroup, Inc.	46,124	821,930

Lodging — 1.1%
Hilton Worldwide Holdings, Inc.	29,728	636,179
Las Vegas Sands Corp.	13,979	612,839
Wyndham Worldwide Corp.	10,483	761,590

		2,010,608

Retail — 12.5%
Advance Auto Parts, Inc.	8,551	1,287,011
Costco Wholesale Corp.	16,140	2,606,610

	Number of Shares	Value
CVS Health Corp.	31,488	$3,078,582
Dunkin’ Brands Group, Inc.	17,511	745,793
The Home Depot, Inc.	36,461	4,821,967
Lowe’s Cos., Inc.	37,471	2,849,295
McDonald’s Corp.	17,156	2,026,810
O’Reilly Automotive, Inc. (a)	7,864	1,992,895
Ross Stores, Inc.	29,162	1,569,207
The TJX Cos., Inc.	31,389	2,225,794

		23,203,964

		26,349,315

Consumer, Non-cyclical — 30.5%
Beverages — 3.5%
Anheuser-Busch InBev SA/NV Sponsored ADR (Belgium)	4,427	553,375
Monster Beverage Corp. (a)	9,227	1,374,454
PepsiCo, Inc.	44,962	4,492,603

		6,420,432

Biotechnology — 6.1%
Amgen, Inc.	22,222	3,607,297
Celgene Corp. (a)	18,856	2,258,195
Gilead Sciences, Inc.	34,238	3,464,543
Regeneron Pharmaceuticals, Inc. (a)	916	497,269
Vertex Pharmaceuticals, Inc. (a)	11,609	1,460,760

		11,288,064

Commercial Services — 6.7%
Alliance Data Systems Corp. (a)	4,713	1,303,474
Moody’s Corp.	9,913	994,670
Paychex, Inc.	36,711	1,941,645
PayPal Holdings, Inc. (a)	42,264	1,529,957
Vantiv, Inc. Class A (a)	29,321	1,390,402
Verisk Analytics, Inc. (a)	18,299	1,406,827
Visa, Inc. Class A	50,841	3,942,720

		12,509,695

Cosmetics & Personal Care — 2.0%
Colgate-Palmolive Co.	21,225	1,414,009
The Estee Lauder Cos., Inc. Class A	25,212	2,220,169

		3,634,178

Foods — 1.0%
Mondelez International, Inc. Class A	40,022	1,794,587

Health Care – Products — 3.6%
Becton, Dickinson & Co.	11,271	1,736,749
C.R. Bard, Inc.	7,107	1,346,350
Johnson & Johnson	10,456	1,074,040
Medtronic PLC	19,510	1,500,709
Varian Medical Systems, Inc. (a)	6,339	512,191
Zimmer Biomet Holdings, Inc.	5,797	594,714

		6,764,753

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Services — 1.3%
Aetna, Inc.	15,410	$1,666,129
Anthem, Inc.	5,669	790,486

		2,456,615

Pharmaceuticals — 6.3%
Allergan PLC (a)	5,040	1,575,000
AstraZeneca PLC Sponsored ADR (United Kingdom)	26,967	915,530
Bristol-Myers Squibb Co.	56,113	3,860,013
Cardinal Health, Inc.	23,523	2,099,898
Eli Lilly & Co.	24,767	2,086,868
Merck & Co., Inc.	23,565	1,244,703

		11,782,012

		56,650,336

Energy — 1.8%
Energy – Alternate Sources — 0.9%
First Solar, Inc. (a)	27,014	1,782,654

Oil & Gas — 0.9%
BP PLC Sponsored ADR (United Kingdom)	27,163	849,116
Chevron Corp.	8,597	773,386

		1,622,502

		3,405,156

Financial — 6.7%
Banks — 0.9%
Bank of America Corp.	98,777	1,662,417

Diversified Financial — 3.8%
The Goldman Sachs Group, Inc.	8,818	1,589,268
Intercontinental Exchange, Inc.	7,511	1,924,769
JP Morgan Chase & Co.	21,836	1,441,831
MasterCard, Inc. Class A	21,139	2,058,093

		7,013,961

Insurance — 0.8%
American International Group, Inc.	24,175	1,498,125

Real Estate Investment Trusts (REITS) — 1.2%
Public Storage	8,875	2,198,337

		12,372,840

Industrial — 3.5%
Aerospace & Defense — 1.2%
The Boeing Co.	15,648	2,262,544

Machinery – Diversified — 0.4%
Rockwell Automation, Inc.	6,314	647,880

Manufacturing — 1.9%
Danaher Corp.	19,017	1,766,299
Honeywell International, Inc.	17,486	1,811,025

		3,577,324

		6,487,748

	Number of Shares	Value
Technology — 19.7%
Computers — 7.4%
Amdocs Ltd.	17,109	$933,638
Apple, Inc.	97,553	10,268,429
IHS, Inc. Class A (a)	13,846	1,639,782
Jack Henry & Associates, Inc.	11,798	920,952

		13,762,801

Internet — 1.4%
Check Point Software Technologies Ltd. (a)	33,103	2,693,922

Semiconductors — 1.8%
Broadcom Corp. Class A	6,290	363,688
Linear Technology Corp.	29,624	1,258,131
Maxim Integrated Products, Inc.	44,132	1,677,016

		3,298,835

Software — 9.1%
Activision Blizzard, Inc.	23,716	918,046
Fiserv, Inc. (a)	16,280	1,488,969
Intuit, Inc.	7,153	690,264
Microsoft Corp.	116,556	6,466,527
Oracle Corp.	142,271	5,197,160
Salesforce.com, Inc. (a)	27,340	2,143,456

		16,904,422

		36,659,980

TOTAL COMMON STOCK (Cost $152,319,432)		184,106,131

TOTAL EQUITIES (Cost $152,319,432)		184,106,131

TOTAL LONG-TERM INVESTMENTS (Cost $152,319,432)		184,106,131

	Principal Amount
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (b)	$2,257,151	2,257,151

TOTAL SHORT-TERM INVESTMENTS (Cost $2,257,151)		2,257,151

TOTAL INVESTMENTS — 100.2% (Cost $154,576,583) (c)		186,363,282

Other Assets/(Liabilities) — (0.2)%		(314,156)

NET ASSETS — 100.0%		$186,049,126

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,257,154. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $2,303,165.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Basic Materials — 3.6%
Chemicals — 1.8%
Agrium, Inc.	11,500	$1,027,410
The Dow Chemical Co.	58,140	2,993,047

		4,020,457

Forest Products & Paper — 0.7%
International Paper Co.	41,850	1,577,745

Iron & Steel — 1.1%
Nucor Corp.	24,330	980,499
Steel Dynamics, Inc.	85,740	1,532,174

		2,512,673

		8,110,875

Communications — 10.1%
Advertising — 1.2%
Nielsen Holdings PLC	56,500	2,632,900

Internet — 1.2%
Symantec Corp.	125,240	2,630,040

Media — 3.0%
CBS Corp. Class B	48,780	2,299,002
Comcast Corp. Class A	40,940	2,310,244
Thomson Reuters Corp.	56,500	2,138,525

		6,747,771

Telecommunications — 4.7%
Cisco Systems, Inc.	268,640	7,294,919
Verizon Communications, Inc.	74,040	3,422,129

		10,717,048

		22,727,759

Consumer, Cyclical — 9.8%
Home Builders — 0.9%
PulteGroup, Inc.	109,410	1,949,686

Leisure Time — 1.4%
Norwegian Cruise Line Holdings Ltd. (a)	52,130	3,054,818

Lodging — 0.8%
Hilton Worldwide Holdings, Inc.	87,210	1,866,294

Retail — 6.7%
CVS Health Corp.	28,000	2,737,560
Dollar General Corp.	22,700	1,631,449
The Home Depot, Inc.	26,110	3,453,047
Lowe’s Cos., Inc.	33,320	2,533,653
Nordstrom, Inc.	26,480	1,318,969
PVH Corp.	20,530	1,512,035
Signet Jewelers Ltd.	15,100	1,867,719

		15,054,432

		21,925,230

	Number of Shares	Value
Consumer, Non-cyclical — 17.7%
Agriculture — 1.0%
British American Tobacco PLC	42,850	$2,379,848

Beverages — 0.6%
Diageo PLC Sponsored ADR (United Kingdom)	11,540	1,258,668

Biotechnology — 1.9%
Amgen, Inc.	15,500	2,516,115
Gilead Sciences, Inc.	17,910	1,812,313

		4,328,428

Foods — 1.9%
Ingredion, Inc.	19,000	1,820,960
The Kraft Heinz Co.	33,626	2,446,628

		4,267,588

Health Care – Products — 2.2%
Baxter International, Inc.	29,560	1,127,714
Medtronic PLC	49,009	3,769,772

		4,897,486

Health Care – Services — 1.4%
UnitedHealth Group, Inc.	26,260	3,089,226

Pharmaceuticals — 8.7%
Allergan PLC (a)	7,300	2,281,250
AstraZeneca PLC Sponsored ADR (United Kingdom)	74,540	2,530,633
Baxalta, Inc.	16,960	661,949
Bristol-Myers Squibb Co.	51,890	3,569,513
Merck & Co., Inc.	107,010	5,652,268
Pfizer, Inc.	58,549	1,889,962
Roche Holding AG	10,863	2,993,714

		19,579,289

		39,800,533

Energy — 9.3%
Oil & Gas — 8.2%
Anadarko Petroleum Corp.	22,520	1,094,022
Chevron Corp.	53,490	4,811,960
EOG Resources, Inc.	38,920	2,755,147
Exxon Mobil Corp.	42,750	3,332,362
Marathon Oil Corp.	159,550	2,008,734
Occidental Petroleum Corp.	23,190	1,567,876
Pioneer Natural Resources Co.	16,870	2,115,161
Southwestern Energy Co. (a)	106,490	757,144

		18,442,406

Oil & Gas Services — 1.1%
Halliburton Co.	72,300	2,461,092

		20,903,498

Financial — 25.8%
Banks — 7.7%
M&T Bank Corp.	22,390	2,713,220

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PNC Financial Services Group, Inc.	55,470	$5,286,846
Wells Fargo & Co.	171,280	9,310,781

		17,310,847

Diversified Financial — 11.8%
Ameriprise Financial, Inc.	5,880	625,750
BlackRock, Inc.	10,830	3,687,831
Citigroup, Inc.	110,310	5,708,542
The Goldman Sachs Group, Inc.	14,110	2,543,045
Intercontinental Exchange, Inc.	8,550	2,191,023
Invesco Ltd.	80,600	2,698,488
JP Morgan Chase & Co.	138,890	9,170,907

		26,625,586

Insurance — 6.3%
ACE Ltd.	33,110	3,868,903
American International Group, Inc.	41,250	2,556,262
Marsh & McLennan Cos., Inc.	43,890	2,433,701
MetLife, Inc.	57,790	2,786,056
Principal Financial Group, Inc.	35,710	1,606,236
Unum Group	26,150	870,534

		14,121,692

		58,058,125

Industrial — 10.9%
Aerospace & Defense — 1.8%
Triumph Group, Inc.	21,500	854,625
United Technologies Corp.	32,980	3,168,389

		4,023,014

Building Materials — 1.6%
Fortune Brands Home & Security, Inc.	66,460	3,688,530

Machinery – Construction & Mining — 0.8%
Ingersoll-Rand PLC	33,750	1,866,037

Manufacturing — 5.9%
3M Co.	15,990	2,408,734
Eaton Corp. PLC	65,420	3,404,457
General Electric Co.	172,170	5,363,095
Illinois Tool Works, Inc.	22,500	2,085,300

		13,261,586

Transportation — 0.8%
Union Pacific Corp.	22,400	1,751,680

		24,590,847

Technology — 7.4%
Semiconductors — 4.5%
Analog Devices, Inc.	20,190	1,116,911
Intel Corp.	144,950	4,993,527
Maxim Integrated Products, Inc.	104,480	3,970,240

		10,080,678

	Number of Shares	Value
Software — 2.9%
Microsoft Corp.	117,690	$6,529,441

		16,610,119

Utilities — 3.2%
Electric — 3.2%
Dominion Resources, Inc.	17,400	1,176,936
Edison International	32,180	1,905,378
Eversource Energy	54,570	2,786,890
NextEra Energy, Inc.	12,890	1,339,142

		7,208,346

TOTAL COMMON STOCK (Cost $179,256,975)		219,935,332

TOTAL EQUITIES (Cost $179,256,975)		219,935,332

TOTAL LONG-TERM INVESTMENTS (Cost $179,256,975)		219,935,332

	Principal Amount
SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreement — 2.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (b)	$5,937,899	5,937,899

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	9,788	9,788

TOTAL SHORT-TERM INVESTMENTS (Cost $5,947,687)		5,947,687

TOTAL INVESTMENTS — 100.5% (Cost $185,204,662) (c)		225,883,019

Other Assets/(Liabilities) — (0.5)%		(1,017,527)

NET ASSETS — 100.0%		$224,865,492

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $5,937,906. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $6,056,833.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	81.0%
Ireland	5.0%
United Kingdom	3.9%
Bermuda	3.4%
Switzerland	3.1%
Canada	1.4%

Total Long-Term Investments	97.8%
Short-Term Investments and Other Assets and Liabilities	2.2%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Austria — 0.5%
Erste Group Bank AG (a)	38,369	$1,199,152

Bermuda — 0.1%
Credicorp Ltd.	3,962	385,582

Brazil — 0.7%
AMBEV SA	233,531	1,045,692
Itau Unibanco Holding SA Sponsored ADR (Brazil)	99,841	649,965

		1,695,657

Canada — 1.7%
Canadian National Railway Co.	75,193	4,201,785

Cayman Islands — 0.2%
Sands China Ltd.	131,600	443,427

Czech Republic — 0.1%
Komercni Banka AS	1,991	394,522

Denmark — 0.9%
Carlsberg A/S Class B	25,062	2,215,856

France — 7.4%
Air Liquide	10,165	1,141,670
Danone SA	63,959	4,316,425
Hermes International	1,235	416,395
Legrand SA	40,318	2,275,582
LVMH Moet Hennessy Louis Vuitton SE	26,880	4,202,060
Pernod-Ricard SA	33,053	3,757,829
Schneider Electric SE	44,750	2,547,880

		18,657,841

Germany — 6.1%
Bayer AG	43,058	5,402,112
Brenntag AG	19,653	1,025,735
Deutsche Boerse AG	16,243	1,436,941
Linde AG	23,762	3,449,133
Merck KGaA	22,417	2,177,421
MTU Aero Engines AG	18,426	1,796,171

		15,287,513

Ireland — 4.3%
Accenture PLC Class A	60,057	6,275,957
Medtronic PLC	58,946	4,534,126

		10,810,083

Israel — 0.5%
Check Point Software Technologies Ltd. (a)	15,447	1,257,077

Japan — 1.3%
Hoya Corp.	44,700	1,822,361
Inpex Corp.	90,600	894,097

	Number of Shares	Value
Lawson, Inc.	8,600	$697,433

		3,413,891

Mexico — 0.4%
Grupo Financiero Banorte SAB de CV Class O	171,536	943,550

Netherlands — 2.2%
Akzo Nobel NV	43,459	2,902,779
Heineken NV	31,511	2,689,415

		5,592,194

Netherlands Antilles — 0.9%
Schlumberger Ltd.	31,430	2,192,243

Republic of Korea — 0.6%
Samsung Electronics Co., Ltd.	1,389	1,483,218

Spain — 0.4%
Aena SA (a) (b)	8,316	947,463

Sweden — 1.6%
Svenska Cellulosa AB Class B	143,620	4,170,857

Switzerland — 8.3%
Adecco SA	31,422	2,157,553
Cie Financiere Richemont SA	32,000	2,298,668
Julius Baer Group Ltd.	23,913	1,146,478
Nestle SA	89,840	6,659,269
Roche Holding AG	9,141	2,519,151
Sonova Holding AG	11,227	1,425,226
Swiss Re AG	8,867	862,565
UBS Group AG	202,261	3,892,291

		20,961,201

Thailand — 0.2%
Kasikornbank PCL	117,100	484,116

United Kingdom — 10.8%
Burberry Group PLC	81,426	1,432,193
Compass Group PLC	183,459	3,175,272
Delphi Automotive PLC	22,245	1,907,064
Diageo PLC	183,970	5,016,952
Reckitt Benckiser Group PLC	66,446	6,116,283
Sky PLC	153,007	2,503,338
Standard Chartered PLC	160,754	1,333,668
Whitbread PLC	12,708	821,246
William Hill PLC	140,199	818,134
WPP PLC	171,010	3,936,259

		27,060,409

United States — 49.4%
3M Co.	27,154	4,090,479
American Express Co.	50,840	3,535,922
Amphenol Corp. Class A	33,347	1,741,714
AutoZone, Inc. (a)	2,832	2,101,089
The Bank of New York Mellon Corp.	110,939	4,572,906
Cisco Systems, Inc.	64,564	1,753,235

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Colgate-Palmolive Co.	50,172	$3,342,459
The Cooper Cos., Inc.	14,159	1,900,138
DENTSPLY International, Inc.	27,838	1,693,942
eBay, Inc. (a)	44,462	1,221,816
Franklin Resources, Inc.	64,792	2,385,641
The Goldman Sachs Group, Inc.	16,488	2,971,632
Harley-Davidson, Inc.	7,815	354,723
Honeywell International, Inc.	62,490	6,472,089
International Flavors & Fragrances, Inc.	17,358	2,076,711
Johnson & Johnson	17,157	1,762,367
Kellogg Co.	58,523	4,229,457
McDonald’s Corp.	5,463	645,399
Microchip Technology, Inc. (c)	38,207	1,778,154
Monsanto Co.	22,938	2,259,852
National Oilwell Varco, Inc.	24,922	834,638
NOW, Inc. (a) (c)	14,569	230,482
Omnicom Group, Inc.	33,764	2,554,584
Oracle Corp.	115,491	4,218,886
PayPal Holdings, Inc. (a)	34,182	1,237,388
Praxair, Inc.	20,639	2,113,434
Rockwell Automation, Inc.	5,570	571,538
Sally Beauty Holdings, Inc. (a)	63,918	1,782,673
St. Jude Medical, Inc.	61,616	3,806,020
State Street Corp.	77,175	5,121,333
Stryker Corp.	41,048	3,815,001
Thermo Fisher Scientific, Inc.	49,570	7,031,504
Time Warner Cable, Inc.	15,289	2,837,485
Time Warner, Inc.	90,382	5,845,004
Union Pacific Corp.	16,483	1,288,971
United Parcel Service, Inc. Class B	39,559	3,806,763
United Technologies Corp.	38,679	3,715,892
Urban Outfitters, Inc. (a)	58,823	1,338,223
Viacom, Inc. Class B	11,351	467,207
Visa, Inc. Class A	72,457	5,619,040
W.W. Grainger, Inc. (c)	9,010	1,825,336
The Walt Disney Co.	59,032	6,203,083
Waters Corp. (a)	20,008	2,692,677
Wynn Resorts Ltd. (c)	5,329	368,713
Zimmer Biomet Holdings, Inc.	37,768	3,874,619

		124,090,219

TOTAL COMMON STOCK (Cost $213,861,094)		247,887,856

TOTAL EQUITIES (Cost $213,861,094)		247,887,856

	Number of Shares	Value
MUTUAL FUNDS — 1.1%
United States — 1.1%
State Street Navigator Securities Lending Prime Portfolio (d)	2,755,916	$2,755,916

TOTAL MUTUAL FUNDS (Cost $2,755,916)		2,755,916

TOTAL LONG-TERM INVESTMENTS (Cost $216,617,010)		250,643,772

	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (e)	$3,229,450	3,229,450

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	16,949	16,949

TOTAL SHORT-TERM INVESTMENTS (Cost $3,246,399)		3,246,399

TOTAL INVESTMENTS — 101.0% (Cost $219,863,409) (f)		253,890,171

Other Assets/(Liabilities) — (1.0)%		(2,560,676)

NET ASSETS — 100.0%		$251,329,495

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $947,463 or 0.38% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2015, was $2,698,231 or 1.07% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $3,229,454. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $3,297,936.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 99.6%

COMMON STOCK — 99.4%
Basic Materials — 4.1%
Chemicals — 4.1%
Monsanto Co.	18,030	$1,776,316
Praxair, Inc.	8,120	831,488
The Sherwin-Williams Co.	5,122	1,329,671
W.R. Grace & Co. (a)	11,357	1,131,044

		5,068,519

Communications — 9.9%
Internet — 4.4%
Alphabet, Inc. Class A (a)	3,940	3,065,359
Alphabet, Inc. Class C (a)	3,163	2,400,338

		5,465,697

Media — 5.5%
Comcast Corp. Class A	37,276	2,103,484
Time Warner, Inc.	27,085	1,751,587
Twenty-First Century Fox Class A	51,769	1,406,046
The Walt Disney Co.	16,196	1,701,876

		6,962,993

		12,428,690

Consumer, Cyclical — 9.4%
Apparel — 1.3%
Nike, Inc. Class B	9,046	565,375
VF Corp.	16,977	1,056,818

		1,622,193

Distribution & Wholesale — 1.1%
W.W. Grainger, Inc.	6,592	1,335,473

Housewares — 1.8%
Newell Rubbermaid, Inc.	50,254	2,215,197

Retail — 5.2%
AutoZone, Inc. (a)	2,138	1,586,203
Costco Wholesale Corp.	7,390	1,193,485
Kohl’s Corp.	4,249	202,380
L Brands, Inc.	7,265	696,132
Ross Stores, Inc.	32,338	1,740,108
Target Corp.	16,278	1,181,946

		6,600,254

		11,773,117

Consumer, Non-cyclical — 26.8%
Beverages — 1.8%
Diageo PLC	32,301	880,864
Pernod-Ricard SA	12,277	1,395,784

		2,276,648

Commercial Services — 4.6%
Gartner, Inc. (a)	9,363	849,224
McKesson Corp.	7,160	1,412,167

	Number of Shares	Value
Visa, Inc. Class A	45,601	$3,536,357

		5,797,748

Cosmetics & Personal Care — 2.2%
Colgate-Palmolive Co.	18,584	1,238,066
The Estee Lauder Cos., Inc. Class A	5,974	526,071
The Procter & Gamble Co.	13,095	1,039,874

		2,804,011

Foods — 3.3%
Danone SA	22,712	1,532,773
General Mills, Inc.	9,761	562,819
Mondelez International, Inc. Class A	45,421	2,036,678

		4,132,270

Health Care – Products — 4.8%
Johnson & Johnson	25,364	2,605,390
Medtronic PLC	15,901	1,223,105
St. Jude Medical, Inc.	14,343	885,967
Stryker Corp.	13,591	1,263,148

		5,977,610

Health Care – Services — 2.4%
Thermo Fisher Scientific, Inc.	20,809	2,951,757

Household Products — 0.5%
Kimberly-Clark Corp.	5,398	687,165

Pharmaceuticals — 7.2%
Abbott Laboratories	15,610	701,045
Allergan PLC (a)	5,590	1,746,875
Bristol-Myers Squibb Co.	27,105	1,864,553
Eli Lilly & Co.	19,534	1,645,935
Endo International PLC (a)	19,719	1,207,197
Mead Johnson Nutrition Co.	8,528	673,286
Valeant Pharmaceuticals International, Inc. (a)	11,603	1,179,445

		9,018,336

		33,645,545

Diversified — 1.1%
Holding Company – Diversified — 1.1%
LVMH Moet Hennessy Louis Vuitton SE	8,948	1,398,811

Energy — 4.7%
Oil & Gas — 2.4%
EOG Resources, Inc.	23,559	1,667,742
Noble Energy, Inc.	26,342	867,442
Occidental Petroleum Corp.	6,576	444,603

		2,979,787

Oil & Gas Services — 2.3%
Cameron International Corp. (a)	17,221	1,088,367
National Oilwell Varco, Inc.	13,674	457,942

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Schlumberger Ltd.	20,138	$1,404,626

		2,950,935

		5,930,722

Financial — 21.1%
Banks — 5.4%
Bank of America Corp.	157,811	2,655,959
BB&T Corp.	20,465	773,781
State Street Corp.	10,316	684,570
Wells Fargo & Co.	47,805	2,598,680

		6,712,990

Diversified Financial — 12.7%
American Express Co.	32,953	2,291,881
BlackRock, Inc.	5,545	1,888,183
The Blackstone Group LP	20,292	593,338
The Goldman Sachs Group, Inc.	12,651	2,280,090
JP Morgan Chase & Co.	63,154	4,170,059
MasterCard, Inc. Class A	22,114	2,153,019
Morgan Stanley	31,814	1,012,003
The Nasdaq, Inc.	27,141	1,578,792

		15,967,365

Insurance — 1.0%
ACE Ltd.	11,114	1,298,671

Real Estate Investment Trusts (REITS) — 2.0%
American Tower Corp.	25,205	2,443,625

		26,422,651

Industrial — 9.9%
Aerospace & Defense — 1.4%
United Technologies Corp.	17,892	1,718,884

Engineering & Construction — 0.8%
Fluor Corp.	19,728	931,556

Manufacturing — 4.7%
Danaher Corp.	39,801	3,696,717
Honeywell International, Inc.	21,387	2,215,051

		5,911,768

Metal Fabricate & Hardware — 0.4%
Precision Castparts Corp.	2,065	479,101

Packaging & Containers — 1.2%
Crown Holdings, Inc. (a)	29,875	1,514,663

Transportation — 1.4%
Canadian National Railway Co.	32,241	1,801,627

		12,357,599

Technology — 11.1%
Computers — 6.6%
Accenture PLC Class A	22,651	2,367,029
Apple, Inc.	12,468	1,312,382
Cognizant Technology Solutions Corp. Class A (a)	37,674	2,261,193

	Number of Shares	Value
EMC Corp.	72,510	$1,862,057
Hewlett Packard Enterprise Co.	32,668	496,554

		8,299,215

Semiconductors — 2.2%
Avago Technologies Ltd.	15,417	2,237,777
Microchip Technology, Inc.	11,503	535,350

		2,773,127

Software — 2.3%
Adobe Systems, Inc. (a)	9,743	915,258
Fidelity National Information Services, Inc.	31,630	1,916,778

		2,832,036

		13,904,378

Utilities — 1.3%
Electric — 1.3%
American Electric Power Co., Inc.	14,912	868,922
CMS Energy Corp.	21,846	788,204

		1,657,126

TOTAL COMMON STOCK (Cost $93,277,472)		124,587,158

PREFERRED STOCK — 0.2%
Utilities — 0.2%
Electric — 0.2%
Exelon Corp. 6.500%	7,560	305,953

TOTAL PREFERRED STOCK (Cost $382,468)		305,953

TOTAL EQUITIES (Cost $93,659,940)		124,893,111

TOTAL LONG-TERM INVESTMENTS (Cost $93,659,940)		124,893,111

	Principal Amount
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (b)	$685,695	685,695

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	$6,186	$6,186

TOTAL SHORT-TERM INVESTMENTS (Cost $691,881)		691,881

TOTAL INVESTMENTS — 100.2% (Cost $94,351,821) (c)		125,584,992

Other Assets/(Liabilities) — (0.2)%		(210,229)

NET ASSETS — 100.0%		$125,374,763

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $685,696. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $699,471.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	83.9%
Ireland	5.2%
France	3.5%
Canada	2.4%
Singapore	1.8%
Netherlands Antilles	1.1%
Switzerland	1.0%
United Kingdom	0.7%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 96.7%

COMMON STOCK — 96.7%
Basic Materials — 3.8%
Chemicals — 2.8%
The Dow Chemical Co.	50,820	$2,616,213
E.I. du Pont de Nemours & Co.	51,900	3,456,540
Praxair, Inc.	6,440	659,456

		6,732,209

Forest Products & Paper — 0.8%
International Paper Co.	48,690	1,835,613

Mining — 0.2%
BHP Billiton Ltd.	45,690	593,527

		9,161,349

Communications — 6.3%
Advertising — 0.5%
Nielsen Holdings PLC	24,950	1,162,670

Media — 1.4%
Comcast Corp. Class A	59,480	3,356,457

Telecommunications — 4.4%
BCE, Inc.	15,900	614,058
Motorola Solutions, Inc.	27,910	1,910,439
QUALCOMM, Inc.	56,220	2,810,157
SK Telecom Co. Ltd. ADR (South Korea)	48,150	970,222
Verizon Communications, Inc.	89,330	4,128,833

		10,433,709

		14,952,836

Consumer, Cyclical — 6.1%
Retail — 6.1%
Dollar General Corp.	60,320	4,335,198
The Gap, Inc.	81,380	2,010,086
The Home Depot, Inc.	45,200	5,977,700
McDonald’s Corp.	18,842	2,225,994

		14,548,978

Consumer, Non-cyclical — 21.3%
Agriculture — 1.9%
Altria Group, Inc.	28,200	1,641,522
Philip Morris International, Inc.	13,420	1,179,752
Reynolds American, Inc.	37,138	1,713,919

		4,535,193

Beverages — 1.8%
The Coca-Cola Co.	59,290	2,547,099
Diageo PLC	64,580	1,761,128

		4,308,227

Cosmetics & Personal Care — 1.8%
The Procter & Gamble Co.	55,320	4,392,961

	Number of Shares	Value
Foods — 2.2%
The Kroger Co.	83,330	$3,485,694
Mondelez International, Inc. Class A	25,000	1,121,000
Unilever NV NY Shares	11,600	502,512

		5,109,206

Health Care – Products — 2.4%
Becton, Dickinson & Co.	10,230	1,576,341
Johnson & Johnson	40,010	4,109,827

		5,686,168

Health Care – Services — 4.2%
Aetna, Inc.	12,376	1,338,093
Anthem, Inc.	20,270	2,826,449
Quest Diagnostics, Inc.	32,700	2,326,278
UnitedHealth Group, Inc.	30,360	3,571,550

		10,062,370

Pharmaceuticals — 7.0%
Abbott Laboratories	20,740	931,433
AbbVie, Inc.	20,740	1,228,638
AstraZeneca PLC	18,150	1,227,103
Bristol-Myers Squibb Co.	22,060	1,517,507
Merck & Co., Inc.	88,960	4,698,867
Pfizer, Inc.	222,070	7,168,420

		16,771,968

		50,866,093

Energy — 9.3%
Oil & Gas — 8.6%
Chevron Corp.	27,978	2,516,901
ConocoPhillips	17,770	829,681
Exxon Mobil Corp.	74,950	5,842,353
Marathon Oil Corp.	52,340	658,961
Marathon Petroleum Corp.	42,710	2,214,086
Occidental Petroleum Corp.	61,994	4,191,414
Pioneer Natural Resources Co.	9,000	1,128,420
Total SA Sponsored ADR (France)	70,043	3,148,433

		20,530,249

Oil & Gas Services — 0.4%
Schlumberger Ltd.	14,320	998,820

Pipelines — 0.3%
Spectra Energy Corp.	29,580	708,145

		22,237,214

Financial — 24.7%
Banks — 8.5%
Bank of America Corp.	207,060	3,484,820
SunTrust Banks, Inc.	101,562	4,350,916
U.S. Bancorp	89,770	3,830,486
Wells Fargo & Co.	160,400	8,719,344

		20,385,566

Diversified Financial — 10.5%
American Express Co.	11,093	771,518

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Citigroup, Inc.	136,760	$7,077,330
CME Group, Inc.	22,780	2,063,868
The Goldman Sachs Group, Inc.	12,600	2,270,898
Invesco Ltd.	17,848	597,551
JP Morgan Chase & Co.	146,510	9,674,055
Morgan Stanley	77,900	2,477,999

		24,933,219

Insurance — 5.3%
American International Group, Inc.	59,270	3,672,962
MetLife, Inc.	62,960	3,035,302
Prudential Financial, Inc.	38,330	3,120,445
The Travelers Cos., Inc.	24,350	2,748,141

		12,576,850

Real Estate Investment Trusts (REITS) — 0.4%
Weyerhaeuser Co.	33,770	1,012,425

		58,908,060

Industrial — 12.3%
Aerospace & Defense — 4.9%
Lockheed Martin Corp.	13,520	2,935,868
Northrop Grumman Corp.	17,840	3,368,370
Raytheon Co.	38,380	4,779,462
United Technologies Corp.	5,070	487,075

		11,570,775

Electronics — 0.3%
Tyco International PLC	22,640	721,989

Machinery – Diversified — 0.3%
Rockwell Automation, Inc.	8,070	828,063

Manufacturing — 5.2%
3M Co.	6,330	953,551
General Electric Co.	256,680	7,995,582
Honeywell International, Inc.	34,280	3,550,380

		12,499,513

Transportation — 1.6%
Union Pacific Corp.	15,969	1,248,776
United Parcel Service, Inc. Class B	25,720	2,475,035

		3,723,811

		29,344,151

Technology — 7.6%
Computers — 0.5%
International Business Machines Corp.	3,710	510,570
Lenovo Group Ltd.	670,000	675,148

		1,185,718

Semiconductors — 3.7%
Intel Corp.	167,370	5,765,896
NVIDIA Corp.	22,000	725,120
Samsung Electronics Co., Ltd. (a)	4,230	2,246,849

		8,737,865

	Number of Shares	Value
Software — 3.4%
Microsoft Corp.	102,690	$5,697,241
Oracle Corp.	67,570	2,468,332

		8,165,573

		18,089,156

Utilities — 5.3%
Electric — 4.4%
CMS Energy Corp.	37,390	1,349,031
Dominion Resources, Inc.	36,000	2,435,040
Exelon Corp.	38,200	1,060,814
ITC Holdings Corp.	16,670	654,298
NextEra Energy, Inc.	26,950	2,799,836
Public Service Enterprise Group, Inc.	28,080	1,086,415
WEC Energy Group, Inc.	21,840	1,120,610

		10,506,044

Water — 0.9%
American Water Works Co., Inc.	35,100	2,097,226

		12,603,270

TOTAL COMMON STOCK (Cost $193,724,700)		230,711,107

TOTAL EQUITIES (Cost $193,724,700)		230,711,107

TOTAL LONG-TERM INVESTMENTS (Cost $193,724,700)		230,711,107

	Principal Amount
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (b)	$7,921,616	7,921,616

TOTAL SHORT-TERM INVESTMENTS (Cost $7,921,616)		7,921,616

TOTAL INVESTMENTS — 100.0% (Cost $201,646,316) (c)		238,632,723

Other Assets/(Liabilities) — 0.0%		36,405

NET ASSETS — 100.0%		$238,669,128

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio Investments (Continued)

(a)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2015, these securities amounted to a value of $2,246,849 or 0.94% of net assets.
(b)	Maturity value of $7,921,625. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $8,080,677.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 96.7%

COMMON STOCK — 96.7%
Australia — 2.9%
AMP Ltd.	599,400	$2,526,777
Orica Ltd. (a)	208,059	2,327,376

		4,854,153

Cayman Islands — 3.3%
Baidu, Inc. Sponsored ADR (Cayman Islands) (b)	13,310	2,516,122
Melco Crown Entertainment Ltd. ADR (Cayman Islands) (a)	174,800	2,936,640

		5,452,762

France — 13.2%
BNP Paribas	106,100	6,005,684
Bureau Veritas SA	149,300	2,971,128
Danone SA	37,375	2,522,341
Kering	24,240	4,131,801
LVMH Moet Hennessy Louis Vuitton SE	13,720	2,144,802
Pernod-Ricard SA	17,900	2,035,069
Safran SA	5,170	354,075
Valeo SA	11,160	1,722,934

		21,887,834

Germany — 9.3%
Allianz SE	30,040	5,321,756
Bayerische Motoren Werke AG	44,930	4,731,960
Daimler AG	64,850	5,413,045

		15,466,761

Indonesia — 2.0%
Bank Mandari Tbk PT	5,072,800	3,367,466

Ireland — 3.7%
Experian PLC	153,300	2,708,887
Willis Group Holdings PLC	71,800	3,487,326

		6,196,213

Israel — 0.2%
Check Point Software Technologies Ltd. (b)	3,500	284,830

Italy — 4.8%
Exor SpA	61,600	2,787,794
Intesa Sanpaolo SpA	795,200	2,650,081
Prada SpA	780,400	2,421,636

		7,859,511

Japan — 19.2%
Daiwa Securities Group, Inc.	726,000	4,438,784
Honda Motor Co. Ltd.	188,700	6,046,238
Komatsu Ltd.	217,100	3,537,390
Nomura Holdings, Inc.	1,025,200	5,697,747
Olympus Corp.	21,800	858,625
Omron Corp. (a)	108,000	3,597,342

	Number of Shares	Value
Secom Co. Ltd.	7,300	$493,988
Sumitomo Mitsui Financial Group, Inc.	44,500	1,678,642
Toyota Motor Corp.	87,200	5,352,340

		31,701,096

Mexico — 1.0%
Grupo Televisa SAB Sponsored ADR (Mexico)	60,000	1,632,600

Netherlands — 5.3%
Akzo Nobel NV	7,561	505,026
CNH Industrial NV	671,200	4,575,321
Koninklijke Philips Electronics NV	143,500	3,648,547

		8,728,894

Republic of Korea — 2.7%
Samsung Electronics Co., Ltd.	4,175	4,458,197

Sweden — 3.5%
Atlas Copco AB Class B	73,900	1,699,104
Hennes & Mauritz AB Class B	42,200	1,502,715
SKF AB Class B	143,500	2,313,477
Swedish Match AB	7,200	254,732

		5,770,028

Switzerland — 12.6%
Cie Financiere Richemont SA	48,050	3,451,593
Credit Suisse Group	357,627	7,729,514
Kuehne & Nagel International AG	14,800	2,029,298
LafargeHolcim Ltd.	75,870	3,801,668
Nestle SA	5,350	396,562
Schindler Holding AG	4,650	778,627
Swatch Group AG	7,540	2,631,278

		20,818,540

United Kingdom — 13.0%
Ashtead Group PLC	65,200	1,072,841
Burberry Group PLC	76,700	1,349,068
Diageo PLC	118,900	3,242,461
G4S PLC	422,100	1,401,953
GlaxoSmithKline PLC	25,000	504,950
Glencore PLC	3,363,700	4,475,644
Lloyds Banking Group PLC	3,221,900	3,467,793
Meggitt PLC	251,838	1,389,077
Schroders PLC	34,600	1,506,878
Smiths Group PLC	138,000	1,909,111
Wolseley PLC	3,200	173,948
WPP PLC	47,000	1,081,833

		21,575,557

TOTAL COMMON STOCK (Cost $183,569,980)		160,054,442

TOTAL EQUITIES (Cost $183,569,980)		160,054,442

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 3.1%
United States — 3.1%
State Street Navigator Securities Lending Prime Portfolio (c)	5,107,161	$5,107,161

TOTAL MUTUAL FUNDS (Cost $5,107,161)		5,107,161

TOTAL LONG-TERM INVESTMENTS (Cost $188,677,141)		165,161,603

	Principal Amount
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (d)	$5,488,192	5,488,192

TOTAL SHORT-TERM INVESTMENTS (Cost $5,488,192)		5,488,192

TOTAL INVESTMENTS — 103.1% (Cost $194,165,333) (e)		170,649,795

Other Assets/(Liabilities) — (3.1)%		(5,053,667)

NET ASSETS — 100.0%		$165,596,128

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2015, was $4,904,742 or 2.96% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $5,488,198. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $5,601,100.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 98.7%
Basic Materials — 3.8%
Chemicals — 1.8%
The Sherwin-Williams Co.	14,890	$3,865,444

Mining — 2.0%
Vulcan Materials Co.	45,990	4,367,670

		8,233,114

Communications — 22.9%
Internet — 15.8%
Alphabet, Inc. Class A (a)	13,240	10,300,852
Amazon.com, Inc. (a)	12,080	8,164,751
Facebook, Inc. Class A (a)	74,290	7,775,191
LinkedIn Corp. Class A (a)	16,060	3,614,785
The Priceline Group, Inc. (a)	3,620	4,615,319

		34,470,898

Media — 5.4%
CBS Corp. Class B	78,090	3,680,382
Time Warner, Inc.	40,410	2,613,315
The Walt Disney Co.	51,680	5,430,534

		11,724,231

Telecommunications — 1.7%
Palo Alto Networks, Inc. (a)	21,020	3,702,463

		49,897,592

Consumer, Cyclical — 20.9%
Airlines — 1.4%
Delta Air Lines, Inc.	59,040	2,992,738

Apparel — 3.7%
Nike, Inc. Class B	57,040	3,565,000
VF Corp.	72,140	4,490,715

		8,055,715

Distribution & Wholesale — 1.1%
HD Supply Holdings, Inc. (a)	83,370	2,503,601

Leisure Time — 1.6%
Royal Caribbean Cruises Ltd.	33,520	3,392,559

Retail — 11.6%
Costco Wholesale Corp.	27,250	4,400,875
CVS Health Corp.	54,660	5,344,108
The Home Depot, Inc.	58,520	7,739,270
Starbucks Corp.	81,870	4,914,656
Ulta Salon Cosmetics & Fragrance, Inc. (a)	15,690	2,902,650

		25,301,559

Textiles — 1.5%
Mohawk Industries, Inc. (a)	17,430	3,301,068

		45,547,240

	Number of Shares	Value
Consumer, Non-cyclical — 25.3%
Beverages — 3.3%
Constellation Brands, Inc. Class A	27,630	$3,935,617
Monster Beverage Corp. (a)	21,460	3,196,682

		7,132,299

Biotechnology — 6.1%
Alexion Pharmaceuticals, Inc. (a)	17,660	3,368,645
Celgene Corp. (a)	49,610	5,941,293
Regeneron Pharmaceuticals, Inc. (a)	7,440	4,038,953

		13,348,891

Commercial Services — 7.0%
McKesson Corp.	16,550	3,264,157
Verisk Analytics, Inc. (a)	39,030	3,000,626
Visa, Inc. Class A	116,290	9,018,289

		15,283,072

Cosmetics & Personal Care — 1.4%
The Estee Lauder Cos., Inc. Class A	35,300	3,108,518

Pharmaceuticals — 7.5%
Allergan PLC (a)	14,640	4,575,000
BioMarin Pharmaceutical, Inc. (a)	38,520	4,035,356
Endo International PLC (a)	58,810	3,600,348
Shire PLC Sponsored ADR (Ireland)	20,290	4,159,450

		16,370,154

		55,242,934

Energy — 1.0%
Oil & Gas — 1.0%
Concho Resources, Inc. (a)	22,950	2,131,137

Financial — 9.3%
Banks — 1.4%
First Republic Bank	44,440	2,935,706

Diversified Financial — 6.3%
The Charles Schwab Corp.	94,660	3,117,154
CME Group, Inc.	24,190	2,191,614
Intercontinental Exchange, Inc.	18,710	4,794,625
MasterCard, Inc. Class A	37,840	3,684,102

		13,787,495

Real Estate — 1.6%
CBRE Group, Inc. (a)	102,580	3,547,217

		20,270,418

Industrial — 3.0%
Aerospace & Defense — 1.0%
Raytheon Co.	16,860	2,099,576

Machinery – Construction & Mining — 1.1%
Ingersoll-Rand PLC	44,840	2,479,204

Transportation — 0.9%
FedEx Corp.	12,770	1,902,602

		6,481,382

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 12.5%
Computers — 4.0%
Apple, Inc.	82,790	$8,714,475

Semiconductors — 1.9%
NXP Semiconductor NV (a)	49,870	4,201,548

Software — 6.6%
Cerner Corp. (a)	53,430	3,214,883
Salesforce.com, Inc. (a)	63,560	4,983,104
Servicenow, Inc. (a)	32,700	2,830,512
Workday, Inc. Class A (a)	41,560	3,311,501

		14,340,000

		27,256,023

TOTAL COMMON STOCK (Cost $177,622,597)		215,059,840

TOTAL EQUITIES (Cost $177,622,597)		215,059,840

TOTAL LONG-TERM INVESTMENTS (Cost $177,622,597)		215,059,840

	Principal Amount
SHORT-TERM INVESTMENTS — 3.9%
Repurchase Agreement — 3.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (b)	$8,472,833	8,472,833

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	13,004	13,004

TOTAL SHORT-TERM INVESTMENTS (Cost $8,485,837)		8,485,837

TOTAL INVESTMENTS — 102.6% (Cost $186,108,434) (c)		223,545,677

Other Assets/(Liabilities) — (2.6)%		(5,745,692)

NET ASSETS — 100.0%		$217,799,985

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $8,472,843. Collateralized by U.S. Government Agency obligations with rates ranging from 2.000% – 4.000%, maturity dates ranging from 12/15/17 – 1/30/23, and an aggregate market value, including accrued interest, of $8,646,270.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	88.4%
Ireland	6.8%
Netherlands	1.9%
Liberia	1.6%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Basic Materials — 2.5%
Chemicals — 2.1%
Air Products & Chemicals, Inc. (a)	2,078	$270,369
Airgas, Inc. (a)	763	105,538
CF Industries Holdings, Inc. (a)	2,488	101,535
The Dow Chemical Co. (a)	12,338	635,160
E.I. du Pont de Nemours & Co. (a)	9,675	644,355
Eastman Chemical Co. (a)	1,578	106,531
Ecolab, Inc. (a)	2,873	328,614
FMC Corp. (a)	1,405	54,978
International Flavors & Fragrances, Inc. (a)	811	97,028
LyondellBasell Industries NV Class A (a)	3,938	342,212
Monsanto Co. (a)	4,993	491,910
The Mosaic Co. (a)	3,643	100,510
PPG Industries, Inc. (a)	2,911	287,665
Praxair, Inc. (a)	3,097	317,133
The Sherwin-Williams Co. (a)	841	218,324

		4,101,862

Forest Products & Paper — 0.1%
International Paper Co. (a)	4,506	169,876

Iron & Steel — 0.1%
Nucor Corp. (a)	3,404	137,181

Mining — 0.2%
Alcoa, Inc. (a)	13,982	138,002
Freeport-McMoRan, Inc. (a)	12,125	82,086
Newmont Mining Corp. (a)	5,684	102,255
Vulcan Materials Co. (a)	1,384	131,439

		453,782

		4,862,701

Communications — 13.7%
Advertising — 0.3%
The Interpublic Group of Companies, Inc. (a)	4,393	102,269
Nielsen Holdings PLC (a)	3,877	180,668
Omnicom Group, Inc. (a)	2,601	196,792

		479,729

Internet — 6.5%
Akamai Technologies, Inc. (a) (b)	1,865	98,155
Alphabet, Inc. Class A (a) (b)	3,069	2,387,713
Alphabet, Inc. Class C (a) (b)	3,127	2,373,018
Amazon.com, Inc. (a) (b)	4,086	2,761,686
eBay, Inc. (a) (b)	11,932	327,891
Equinix, Inc. (a)	655	198,072
Expedia, Inc. (a)	1,116	138,719
F5 Networks, Inc. (a) (b)	782	75,823

	Number of Shares	Value
Facebook, Inc. Class A (a) (b)	24,278	$2,540,935
Netflix, Inc. (a) (b)	4,537	518,942
The Priceline Group, Inc. (a) (b)	552	703,772
Symantec Corp. (a)	7,313	153,573
TripAdvisor, Inc. (a) (b)	1,159	98,805
VeriSign, Inc. (a) (b)	1,111	97,057
Yahoo!, Inc. (a) (b)	9,234	307,123

		12,781,284

Media — 3.0%
Cablevision Systems Corp. Class A (a)	2,377	75,826
CBS Corp. Class B (a)	4,711	222,029
Comcast Corp. Class A (a)	26,548	1,498,104
Discovery Communications, Inc. Series A (a) (b)	1,578	42,101
Discovery Communications, Inc. Series C (a) (b)	2,743	69,178
The McGraw Hill Financial, Inc. (a)	2,923	288,149
News Corp. Class A (a)	4,034	53,894
News Corp. Class B (a)	1,183	16,515
Scripps Networks Interactive Class A (a)	1,024	56,535
TEGNA, Inc. (a)	2,461	62,805
Time Warner Cable, Inc. (a)	2,989	554,729
Time Warner, Inc. (a)	8,698	562,500
Twenty-First Century Fox Class A (a)	13,050	354,438
Twenty-First Century Fox, Inc. Class B (a)	4,587	124,904
Viacom, Inc. Class B (a)	3,660	150,646
The Walt Disney Co. (a)	16,577	1,741,911

		5,874,264

Telecommunications — 3.9%
AT&T, Inc. (a)	66,129	2,275,499
CenturyLink, Inc. (a)	5,878	147,891
Cisco Systems, Inc. (a)	54,754	1,486,845
Corning, Inc. (a)	13,051	238,572
Frontier Communications Corp. (a)	12,436	58,076
Harris Corp. (a)	1,277	110,971
Juniper Networks, Inc. (a)	3,730	102,948
Level 3 Communications, Inc. (a) (b)	3,037	165,091
Motorola Solutions, Inc. (a)	1,686	115,407
QUALCOMM, Inc. (a)	16,734	836,449
Verizon Communications, Inc. (a)	43,817	2,025,222

		7,562,971

		26,698,248

Consumer, Cyclical — 10.2%
Airlines — 0.5%
American Airlines Group, Inc. (a)	7,146	302,633
Delta Air Lines, Inc. (a)	8,491	430,409
Southwest Airlines Co. (a)	7,035	302,927

		1,035,969

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apparel — 0.8%
Hanesbrands, Inc. (a)	4,285	$126,107
Michael Kors Holdings Ltd. (a) (b)	2,049	82,083
Nike, Inc. Class B (a)	14,398	899,875
Ralph Lauren Corp. (a)	647	72,128
Under Armour, Inc. Class A (a) (b)	1,900	153,159
VF Corp. (a)	3,651	227,275

		1,560,627

Auto Manufacturers — 0.7%
Ford Motor Co. (a)	42,023	592,104
General Motors Co. (a)	15,425	524,604
Paccar, Inc. (a)	3,830	181,542

		1,298,250

Automotive & Parts — 0.4%
BorgWarner, Inc. (a)	2,466	106,605
Delphi Automotive PLC (a)	3,043	260,876
The Goodyear Tire & Rubber Co. (a)	2,843	92,881
Johnson Controls, Inc. (a)	6,954	274,614

		734,976

Distribution & Wholesale — 0.2%
Fastenal Co. (a)	3,127	127,644
Fossil Group, Inc. (a) (b)	430	15,721
Genuine Parts Co. (a)	1,578	135,534
W.W. Grainger, Inc. (a)	677	137,154

		416,053

Home Builders — 0.1%
D.R. Horton, Inc. (a)	3,529	113,034
Lennar Corp. Class A (a)	1,839	89,945
PulteGroup, Inc. (a)	3,446	61,408

		264,387

Home Furnishing — 0.1%
Harman International Industries, Inc. (a)	775	73,013
Whirlpool Corp. (a)	820	120,433

		193,446

Housewares — 0.1%
Newell Rubbermaid, Inc. (a)	2,867	126,377

Leisure Time — 0.3%
Carnival Corp. (a)	4,971	270,820
Harley-Davidson, Inc. (a)	2,192	99,495
Royal Caribbean Cruises Ltd. (a)	1,807	182,887

		553,202

Lodging — 0.2%
Marriott International, Inc. Class A (a)	2,117	141,923
Starwood Hotels & Resorts Worldwide, Inc. (a)	1,782	123,457
Wyndham Worldwide Corp. (a)	1,309	95,099
Wynn Resorts Ltd. (a)	915	63,309

		423,788

	Number of Shares	Value
Retail — 6.6%
Advance Auto Parts, Inc. (a)	814	$122,515
AutoNation, Inc. (a) (b)	846	50,472
AutoZone, Inc. (a) (b)	331	245,572
Bed Bath & Beyond, Inc. (a) (b)	1,789	86,319
Best Buy Co., Inc. (a)	3,312	100,851
CarMax, Inc. (a) (b)	2,207	119,112
Chipotle Mexican Grill, Inc. (a) (b)	345	165,548
Coach, Inc. (a)	2,914	95,375
Costco Wholesale Corp. (a)	4,708	760,342
CVS Health Corp. (a)	11,904	1,163,854
Darden Restaurants, Inc. (a)	1,169	74,395
Dollar General Corp. (a)	3,140	225,672
Dollar Tree, Inc. (a) (b)	2,491	192,355
GameStop Corp. Class A (a)	1,125	31,545
The Gap, Inc. (a)	2,555	63,109
The Home Depot, Inc. (a)	13,736	1,816,586
Kohl’s Corp. (a)	2,097	99,880
L Brands, Inc. (a)	2,760	264,463
Lowe’s Cos., Inc. (a)	9,890	752,036
Macy’s, Inc. (a)	3,491	122,115
McDonald’s Corp. (a)	10,073	1,190,024
Nordstrom, Inc. (a)	1,536	76,508
O’Reilly Automotive, Inc. (a) (b)	1,067	270,399
PVH Corp. (a)	931	68,568
Ross Stores, Inc. (a)	4,395	236,495
Signet Jewelers Ltd. (a)	872	107,858
Staples, Inc. (a)	6,831	64,690
Starbucks Corp. (a)	15,804	948,714
Target Corp. (a)	6,664	483,873
Tiffany & Co. (a)	1,147	87,505
The TJX Cos., Inc. (a)	7,244	513,672
Tractor Supply Co. (a)	1,494	127,737
Urban Outfitters, Inc. (a) (b)	1,003	22,818
Wal-Mart Stores, Inc. (a)	16,816	1,030,821
Walgreens Boots Alliance, Inc. (a)	9,353	796,455
Yum! Brands, Inc. (a)	4,560	333,108

		12,911,361

Textiles — 0.1%
Cintas Corp. (a)	994	90,504
Mohawk Industries, Inc. (a) (b)	701	132,762

		223,266

Toys, Games & Hobbies — 0.1%
Hasbro, Inc. (a)	1,163	78,340
Mattel, Inc. (a)	3,619	98,328

		176,668

		19,918,370

Consumer, Non-cyclical — 24.5%
Agriculture — 1.7%
Altria Group, Inc. (a)	21,032	1,224,273
Archer-Daniels-Midland Co. (a)	6,455	236,769

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Philip Morris International, Inc. (a)	16,525	$1,452,713
Reynolds American, Inc. (a)	8,810	406,581

		3,320,336

Beverages — 2.3%
Brown-Forman Corp. Class B (a)	1,182	117,349
The Coca-Cola Co. (a)	42,194	1,812,654
Coca-Cola Enterprises, Inc. (a)	2,242	110,396
Constellation Brands, Inc. Class A (a)	1,800	256,392
Dr. Pepper Snapple Group, Inc. (a)	2,009	187,239
Keurig Green Mountain, Inc. (a)	1,269	114,185
Molson Coors Brewing Co. Class B (a)	1,656	155,531
Monster Beverage Corp. (a) (b)	1,617	240,868
PepsiCo, Inc. (a)	15,678	1,566,546

		4,561,160

Biotechnology — 3.2%
Alexion Pharmaceuticals, Inc. (a) (b)	2,454	468,100
Amgen, Inc. (a)	8,079	1,311,464
Biogen, Inc. (a) (b)	2,364	724,211
Celgene Corp. (a) (b)	8,430	1,009,577
Gilead Sciences, Inc. (a)	15,625	1,581,094
Illumina, Inc. (a) (b)	1,580	303,273
Regeneron Pharmaceuticals, Inc. (a) (b)	841	456,554
Vertex Pharmaceuticals, Inc. (a) (b)	2,647	333,072

		6,187,345

Commercial Services — 2.2%
The ADT Corp. (a)	1,832	60,419
Alliance Data Systems Corp. (a) (b)	683	188,897
Automatic Data Processing, Inc. (a)	4,969	420,974
Equifax, Inc. (a)	1,310	145,895
H&R Block, Inc. (a)	2,522	84,008
McKesson Corp. (a)	2,435	480,255
Moody’s Corp. (a)	1,839	184,525
Paychex, Inc. (a)	3,385	179,033
PayPal Holdings, Inc. (a) (b)	11,827	428,137
Quanta Services, Inc. (a) (b)	2,135	43,234
Robert Half International, Inc. (a)	1,442	67,976
Total System Services, Inc. (a)	1,759	87,598
United Rentals, Inc. (a) (b)	1,030	74,716
Verisk Analytics, Inc. (a) (b)	1,678	129,005
Visa, Inc. Class A (a)	20,933	1,623,354
Western Union Co. (a)	5,479	98,129

		4,296,155

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co. (a)	9,663	643,749
The Estee Lauder Cos., Inc. Class A (a)	2,403	211,608
The Procter & Gamble Co. (a)	29,158	2,315,437

		3,170,794

Foods — 1.8%
Campbell Soup Co. (a)	1,906	100,160
ConAgra Foods, Inc. (a)	4,573	192,798

	Number of Shares	Value
General Mills, Inc. (a)	6,381	$367,929
The Hershey Co. (a)	1,523	135,958
Hormel Foods Corp. (a)	1,420	112,294
The J.M. Smucker Co. (a)	1,230	151,708
Kellogg Co. (a)	2,718	196,430
The Kraft Heinz Co. (a)	6,358	462,608
The Kroger Co. (a)	10,345	432,731
McCormick & Co., Inc. (a)	1,288	110,201
Mondelez International, Inc. Class A (a)	17,210	771,697
Sysco Corp. (a)	5,920	242,720
Tyson Foods, Inc. Class A (a)	3,286	175,242
Whole Foods Market, Inc. (a)	3,858	129,243

		3,581,719

Health Care – Products — 3.3%
Baxter International, Inc. (a)	5,809	221,613
Becton, Dickinson & Co. (a)	2,229	343,467
Boston Scientific Corp. (a) (b)	14,348	264,577
C.R. Bard, Inc. (a)	818	154,962
Edwards Lifesciences Corp. (a) (b)	2,382	188,130
Henry Schein, Inc. (a) (b)	918	145,218
Intuitive Surgical, Inc. (a) (b)	392	214,095
Johnson & Johnson (a)	29,869	3,068,144
Medtronic PLC (a)	15,073	1,159,415
St. Jude Medical, Inc. (a)	3,015	186,237
Stryker Corp. (a)	3,423	318,134
Varian Medical Systems, Inc. (a) (b)	1,079	87,183
Zimmer Biomet Holdings, Inc. (a)	1,819	186,611

		6,537,786

Health Care – Services — 2.1%
Aetna, Inc. (a)	3,689	398,855
Anthem, Inc. (a)	2,842	396,288
Cigna Corp. (a)	2,794	408,846
DaVita HealthCare Partners, Inc. (a) (b)	1,796	125,199
HCA Holdings, Inc. (a) (b)	3,418	231,159
Humana, Inc. (a)	1,594	284,545
Laboratory Corporation of America Holdings (a) (b)	1,049	129,698
Quest Diagnostics, Inc. (a)	1,568	111,548
Tenet Healthcare Corp. (a) (b)	1,112	33,694
Thermo Fisher Scientific, Inc. (a)	4,253	603,288
UnitedHealth Group, Inc. (a)	10,168	1,196,164
Universal Health Services, Inc. Class B (a)	1,028	122,836

		4,042,120

Household Products — 0.4%
Avery Dennison Corp. (a)	1,022	64,039
The Clorox Co. (a)	1,330	168,684
Kimberly-Clark Corp. (a)	3,867	492,269

		724,992

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 5.9%
Abbott Laboratories (a)	15,906	$714,338
AbbVie, Inc. (a)	17,661	1,046,238
Allergan PLC (a) (b)	4,195	1,310,937
AmerisourceBergen Corp. (a)	2,184	226,503
Baxalta, Inc. (a)	5,806	226,608
Bristol-Myers Squibb Co. (a)	17,812	1,225,287
Cardinal Health, Inc. (a)	3,519	314,141
DENTSPLY International, Inc. (a)	1,485	90,362
Eli Lilly & Co. (a)	10,453	880,770
Endo International PLC (a) (b)	2,212	135,419
Express Scripts Holding Co. (a) (b)	7,177	627,342
Mallinckrodt PLC (a) (b)	1,215	90,675
Mead Johnson Nutrition Co. (a)	2,132	168,321
Merck & Co., Inc. (a)	30,367	1,603,985
Mylan NV (a) (b)	4,393	237,530
Patterson Cos., Inc. (a)	967	43,718
Perrigo Co. PLC (a)	1,567	226,745
Pfizer, Inc. (a)	66,289	2,139,809
Zoetis, Inc. (a)	4,876	233,658

		11,542,386

		47,964,793

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp. (a)	3,554	61,804

Energy — 6.4%
Coal — 0.0%
CONSOL Energy, Inc. (a)	2,400	18,960

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a) (b)	849	56,025

Oil & Gas — 5.0%
Anadarko Petroleum Corp. (a)	5,414	263,012
Apache Corp. (a)	4,065	180,771
Cabot Oil & Gas Corp. (a)	4,464	78,968
Chesapeake Energy Corp. (a)	5,541	24,935
Chevron Corp. (a)	20,158	1,813,414
Cimarex Energy Co. (a)	1,050	93,849
ConocoPhillips (a)	13,171	614,954
Devon Energy Corp. (a)	4,061	129,952
Diamond Offshore Drilling, Inc. (a)	658	13,884
Ensco PLC Class A (a)	2,545	39,168
EOG Resources, Inc. (a)	5,896	417,378
EQT Corp. (a)	1,615	84,190
Exxon Mobil Corp. (a)	44,943	3,503,307
Helmerich & Payne, Inc. (a)	1,115	59,708
Hess Corp. (a)	2,513	121,830
Marathon Oil Corp. (a)	7,112	89,540
Marathon Petroleum Corp. (a)	5,770	299,117
Murphy Oil Corp. (a)	1,741	39,086
Newfield Exploration Co. (a) (b)	1,715	55,840
Noble Energy, Inc. (a)	4,525	149,008

	Number of Shares	Value
Occidental Petroleum Corp. (a)	8,144	$550,616
Phillips 66 (a)	5,104	417,507
Pioneer Natural Resources Co. (a)	1,553	194,715
Range Resources Corp. (a)	1,772	43,609
Southwestern Energy Co. (a) (b)	4,140	29,435
Tesoro Corp. (a)	1,268	133,609
Valero Energy Corp. (a)	5,271	372,712

		9,814,114

Oil & Gas Services — 1.0%
Baker Hughes, Inc. (a)	4,653	214,736
Cameron International Corp. (a) (b)	2,026	128,043
FMC Technologies, Inc. (a) (b)	2,494	72,351
Halliburton Co. (a)	9,130	310,785
National Oilwell Varco, Inc. (a)	4,069	136,271
Schlumberger Ltd. (a)	13,513	942,532
Transocean Ltd. (a)	3,645	45,125

		1,849,843

Pipelines — 0.4%
Columbia Pipeline Group, Inc. (a)	3,370	67,400
Kinder Morgan, Inc. (a)	19,206	286,553
ONEOK, Inc. (a)	2,253	55,559
Spectra Energy Corp. (a)	7,144	171,027
The Williams Cos., Inc. (a)	7,268	186,788

		767,327

		12,506,269

Financial — 16.4%
Banks — 4.4%
Bank of America Corp. (a)	112,468	1,892,837
The Bank of New York Mellon Corp. (a)	11,768	485,077
BB&T Corp. (a)	8,300	313,823
Capital One Financial Corp. (a)	5,794	418,211
Comerica, Inc. (a)	1,881	78,682
Fifth Third Bancorp (a)	8,409	169,021
Huntington Bancshares, Inc. (a)	8,580	94,895
KeyCorp (a)	8,931	117,800
M&T Bank Corp. (a)	1,675	202,977
Northern Trust Corp. (a)	2,321	167,321
PNC Financial Services Group, Inc. (a)	5,499	524,110
Regions Financial Corp. (a)	14,114	135,494
State Street Corp. (a)	4,398	291,851
SunTrust Banks, Inc. (a)	5,516	236,305
U.S. Bancorp (a)	17,657	753,424
Wells Fargo & Co. (a)	50,261	2,732,188
Zions Bancorp (a)	2,191	59,814

		8,673,830

Diversified Financial — 5.3%
Affiliated Managers Group, Inc. (a) (b)	594	94,897
American Express Co. (a)	9,096	632,627

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ameriprise Financial, Inc. (a)	1,884	$200,495
BlackRock, Inc. (a)	1,390	473,323
The Charles Schwab Corp. (a)	12,771	420,549
Citigroup, Inc. (a)	32,491	1,681,409
CME Group, Inc. (a)	3,648	330,509
Discover Financial Services (a)	4,665	250,137
E*TRADE Financial Corp. (a) (b)	3,060	90,698
Franklin Resources, Inc. (a)	4,108	151,257
The Goldman Sachs Group, Inc. (a)	4,299	774,809
Intercontinental Exchange, Inc. (a)	1,189	304,693
Invesco Ltd. (a)	4,626	154,879
JP Morgan Chase & Co. (a)	39,826	2,629,711
Legg Mason, Inc. (a)	1,122	44,016
MasterCard, Inc. Class A (a)	10,622	1,034,158
Morgan Stanley (a)	16,224	516,085
The Nasdaq, Inc. (a)	1,234	71,782
Navient Corp. (a)	4,034	46,189
Synchrony Financial (a) (b)	8,920	271,257
T. Rowe Price Group, Inc. (a)	2,763	197,527

		10,371,007

Insurance — 4.1%
ACE Ltd. (a)	3,414	398,926
Aflac, Inc. (a)	4,633	277,517
The Allstate Corp. (a)	4,290	266,366
American International Group, Inc. (a)	13,825	856,735
Aon PLC (a)	3,014	277,921
Assurant, Inc. (a)	728	58,633
Berkshire Hathaway, Inc. Class B (a) (b)	20,101	2,654,136
The Chubb Corp. (a)	2,446	324,437
Cincinnati Financial Corp. (a)	1,568	92,779
The Hartford Financial Services Group, Inc. (a)	4,402	191,311
Lincoln National Corp. (a)	2,688	135,099
Loews Corp. (a)	3,083	118,387
Marsh & McLennan Cos., Inc. (a)	5,695	315,788
MetLife, Inc. (a)	11,918	574,567
Principal Financial Group, Inc. (a)	2,888	129,902
The Progressive Corp. (a)	6,217	197,701
Prudential Financial, Inc. (a)	4,789	389,872
Torchmark Corp. (a)	1,200	68,592
The Travelers Cos., Inc. (a)	3,371	380,451
Unum Group (a)	2,619	87,187
XL Group PLC (a)	3,262	127,805

		7,924,112

Real Estate — 0.1%
CBRE Group, Inc. (a) (b)	3,078	106,437

Real Estate Investment Trusts (REITS) — 2.5%
American Tower Corp. (a)	4,509	437,148
Apartment Investment & Management Co. Class A (a)	1,664	66,610

	Number of Shares	Value
AvalonBay Communities, Inc. (a)	1,468	$270,303
Boston Properties, Inc. (a)	1,597	203,681
Crown Castle International Corp. (a)	3,596	310,874
Equity Residential (a)	3,932	320,812
Essex Property Trust, Inc. (a)	693	165,911
General Growth Properties, Inc. (a)	6,160	167,614
HCP, Inc. (a)	4,901	187,414
Host Hotels & Resorts, Inc. (a)	8,018	122,996
Iron Mountain, Inc. (a)	2,011	54,317
Kimco Realty Corp. (a)	4,259	112,693
The Macerich Co. (a)	1,398	112,805
Plum Creek Timber Co., Inc. (a)	1,892	90,286
Prologis, Inc. (a)	5,582	239,579
Public Storage (a)	1,594	394,834
Realty Income Corp. (a)	2,622	135,374
Simon Property Group, Inc. (a)	3,272	636,208
SL Green Realty Corp. (a)	1,030	116,369
Ventas, Inc. (a)	3,567	201,286
Vornado Realty Trust (a)	1,873	187,225
Welltower, Inc. (a)	3,789	257,766
Weyerhaeuser Co. (a)	5,529	165,759

		4,957,864

Savings & Loans — 0.0%
People’s United Financial, Inc. (a)	3,280	52,972

		32,086,222

Industrial — 9.4%
Aerospace & Defense — 2.0%
The Boeing Co. (a)	6,789	981,622
General Dynamics Corp. (a)	3,205	440,239
L-3 Communications Holdings, Inc. (a)	892	106,603
Lockheed Martin Corp. (a)	2,823	613,014
Northrop Grumman Corp. (a)	2,027	382,718
Raytheon Co. (a)	3,287	409,330
Rockwell Collins, Inc. (a)	1,455	134,296
United Technologies Corp. (a)	8,843	849,547

		3,917,369

Airlines — 0.1%
United Continental Holdings, Inc. (a) (b)	4,000	229,200

Building Materials — 0.1%
Martin Marietta Materials, Inc. (a)	742	101,342
Masco Corp. (a)	3,699	104,682

		206,024

Electrical Components & Equipment — 0.2%
AMETEK, Inc. (a)	2,622	140,513
Emerson Electric Co. (a)	6,983	333,997

		474,510

Electronics — 0.6%
Agilent Technologies, Inc. (a)	3,581	149,722
Allegion PLC (a)	984	64,865

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Amphenol Corp. Class A (a)	3,343	$174,605
FLIR Systems, Inc. (a)	1,478	41,487
Garmin Ltd. (a)	1,264	46,983
PerkinElmer, Inc. (a)	1,176	62,998
TE Connectivity Ltd. (a)	4,321	279,180
Tyco International PLC (a)	4,530	144,462
Waters Corp. (a) (b)	904	121,660

		1,085,962

Engineering & Construction — 0.1%
Fluor Corp. (a)	1,449	68,422
Jacobs Engineering Group, Inc. (a) (b)	1,350	56,632

		125,054

Environmental Controls — 0.2%
Republic Services, Inc. (a)	2,574	113,230
Stericycle, Inc. (a) (b)	932	112,399
Waste Management, Inc. (a)	4,488	239,525

		465,154

Hand & Machine Tools — 0.1%
Snap-on, Inc. (a)	656	112,458
Stanley Black & Decker, Inc. (a)	1,607	171,515

		283,973

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc. (a)	6,462	439,158
Ingersoll-Rand PLC (a)	2,790	154,259

		593,417

Machinery – Diversified — 0.5%
Cummins, Inc. (a)	1,761	154,985
Deere & Co. (a)	3,341	254,818
Flowserve Corp. (a)	1,433	60,301
Rockwell Automation, Inc. (a)	1,390	142,628
Roper Technologies, Inc. (a)	1,109	210,477
Xylem, Inc. (a)	1,958	71,467

		894,676

Manufacturing — 3.4%
3M Co. (a)	6,625	997,990
Danaher Corp. (a)	6,395	593,968
Dover Corp. (a)	1,642	100,671
Eaton Corp. PLC (a)	5,003	260,356
General Electric Co. (a)	101,067	3,148,237
Honeywell International, Inc. (a)	8,380	867,917
Illinois Tool Works, Inc. (a)	3,547	328,736
Leggett & Platt, Inc. (a)	1,471	61,811
Parker Hannifin Corp. (a)	1,439	139,554
Pentair PLC (a)	1,889	93,562
Textron, Inc. (a)	2,875	120,779

		6,713,581

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp. (a)	1,488	345,231

	Number of Shares	Value
Packaging & Containers — 0.2%
Ball Corp. (a)	1,451	$105,531
Owens-Illinois, Inc. (a) (b)	1,754	30,555
Sealed Air Corp. (a)	2,186	97,496
WestRock Co. (a)	2,776	126,641

		360,223

Transportation — 1.4%
American ExpressNorfolk Southern Corp. (a)	3,228	273,057
C.H. Robinson Worldwide, Inc. (a)	1,479	91,728
CSX Corp. (a)	10,485	272,086
Expeditors International of Washington, Inc. (a)	1,984	89,478
FedEx Corp. (a)	2,759	411,064
J.B. Hunt Transport Services, Inc. (a)	997	73,140
Kansas City Southern (a)	1,146	85,572
Ryder System, Inc. (a)	598	33,984
Union Pacific Corp. (a)	9,292	726,634
United Parcel Service, Inc. Class B (a)	7,436	715,566

		2,772,309

		18,466,683

Technology — 12.5%
Computers — 5.4%
Accenture PLC Class A (a)	6,632	693,044
Apple, Inc. (a)	61,261	6,448,333
Cognizant Technology Solutions Corp. Class A (a) (b)	6,529	391,870
CSRA, Inc. (a)	1,430	42,900
EMC Corp. (a)	20,581	528,520
Hewlett Packard Enterprise Co. (a)	19,383	294,622
HP, Inc. (a)	19,383	229,495
International Business Machines Corp. (a)	9,644	1,327,207
NetApp, Inc. (a)	3,237	85,878
SanDisk Corp. (a)	2,171	164,974
Seagate Technology PLC (a)	3,255	119,328
Teradata Corp. (a) (b)	1,538	40,634
Western Digital Corp. (a)	2,460	147,723

		10,514,528

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. (a)	2,176	44,935
Xerox Corp. (a)	10,759	114,368

		159,303

Semiconductors — 2.4%
Analog Devices, Inc. (a)	3,350	185,322
Applied Materials, Inc. (a)	12,853	239,966
Avago Technologies Ltd. (a)	2,815	408,597
Broadcom Corp. Class A (a)	5,941	343,509
Intel Corp. (a)	51,129	1,761,394

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
KLA-Tencor Corp. (a)	1,654	$114,705
Lam Research Corp. (a)	1,739	138,111
Linear Technology Corp. (a)	2,478	105,241
Microchip Technology, Inc. (a)	2,260	105,180
Micron Technology, Inc. (a) (b)	11,540	163,406
NVIDIA Corp. (a)	5,477	180,522
Qorvo, Inc. (a) (b)	1,560	79,404
Skyworks Solutions, Inc. (a)	2,006	154,121
Texas Instruments, Inc. (a)	11,003	603,075
Xilinx, Inc. (a)	2,762	129,731

		4,712,284

Software — 4.6%
Activision Blizzard, Inc. (a)	5,400	209,034
Adobe Systems, Inc. (a) (b)	5,326	500,324
Autodesk, Inc. (a) (b)	2,371	144,465
CA, Inc. (a)	3,362	96,019
Cerner Corp. (a) (b)	3,292	198,080
Citrix Systems, Inc. (a) (b)	1,674	126,638
The Dun & Bradstreet Corp. (a)	406	42,196
Electronic Arts, Inc. (a) (b)	3,352	230,349
Fidelity National Information Services, Inc. (a)	2,993	181,376
Fiserv, Inc. (a) (b)	2,507	229,290
Intuit, Inc. (a)	2,976	287,184
Microsoft Corp. (a)	86,049	4,773,999
Oracle Corp. (a)	35,027	1,279,536
Red Hat, Inc. (a) (b)	1,917	158,747
Salesforce.com, Inc. (a) (b)	6,671	523,006

		8,980,243

		24,366,358

Utilities — 2.9%
Electric — 2.7%
The AES Corp. (a)	7,277	69,641
Ameren Corp. (a)	2,548	110,150
American Electric Power Co., Inc. (a)	5,192	302,538
CenterPoint Energy, Inc. (a)	4,329	79,480
CMS Energy Corp. (a)	2,841	102,503
Consolidated Edison, Inc. (a)	3,149	202,386
Dominion Resources, Inc. (a)	6,351	429,582
DTE Energy Co. (a)	1,884	151,078
Duke Energy Corp. (a)	7,322	522,718
Edison International (a)	3,517	208,242
Entergy Corp. (a)	1,879	128,448
Eversource Energy (a)	3,401	173,689
Exelon Corp. (a)	9,153	254,179
FirstEnergy Corp. (a)	4,554	144,498
NextEra Energy, Inc. (a)	4,924	511,554
NRG Energy, Inc. (a)	3,565	41,960
Pepco Holdings, Inc. (a)	2,754	71,632
PG&E Corp. (a)	5,270	280,311
Pinnacle West Capital Corp. (a)	1,197	77,183
PPL Corp. (a)	7,113	242,767

	Number of Shares	Value
Public Service Enterprise Group, Inc. (a)	5,394	$208,694
SCANA Corp. (a)	1,444	87,348
The Southern Co. (a)	9,694	453,582
TECO Energy, Inc. (a)	2,559	68,197
WEC Energy Group, Inc. (a)	3,408	174,864
Xcel Energy, Inc. (a)	5,402	193,986

		5,291,210

Gas — 0.2%
AGL Resources, Inc. (a)	1,250	79,762
NiSource, Inc. (a)	3,370	65,749
Sempra Energy (a)	2,514	236,341

		381,852

		5,673,062

TOTAL COMMON STOCK (Cost $172,200,956)		192,604,510

TOTAL EQUITIES (Cost $172,200,956)		192,604,510

	Principal Amount
BONDS & NOTES — 0.0%

CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp. (a) (c) 5.000% 8/01/49	$359,000	-

TOTAL CORPORATE DEBT (Cost $0)		-

TOTAL BONDS & NOTES (Cost $0)		-

	Units
PURCHASED OPTIONS — 0.3%
Financial — 0.3%
Diversified Financial — 0.3%
S&P 500 Index, Put, Expires 01/15/16, Strike 1,800.00	140	10,500
S&P 500 Index, Put, Expires 01/15/16, Strike 1,825.00	118	11,446
S&P 500 Index, Put, Expires 01/15/16, Strike 1,900.00	152	37,240
S&P 500 Index, Put, Expires 01/15/16, Strike 1,925.00	104	36,400
S&P 500 Index, Put, Expires 02/19/16, Strike 1,800.00	129	94,428
S&P 500 Index, Put, Expires 02/19/16, Strike 1,875.00	157	200,175

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Units	Value
S&P 500 Index, Put, Expires 03/18/16, Strike 1,850.00	138	$270,480

		660,669

TOTAL PURCHASED OPTIONS (Cost $1,434,617)		660,669

TOTAL LONG-TERM INVESTMENTS (Cost $173,635,573)		193,265,179

	Principal Amount
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (d)	$4,601,734	4,601,734

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	2,316	2,316

TOTAL SHORT-TERM INVESTMENTS (Cost $4,604,050)		4,604,050

TOTAL INVESTMENTS — 101.2% (Cost $178,239,623) (e)		197,869,229

Other Assets/(Liabilities) — (1.2)%		(2,356,388)

NET ASSETS — 100.0%		$195,512,841

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of these securities are pledged as collateral for written options. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2015, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	Maturity value of $4,601,739. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $4,694,535.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 94.9%

COMMON STOCK — 94.4%
Basic Materials — 3.4%
Chemicals — 2.6%
Air Products & Chemicals, Inc.	27,000	$3,512,970
Ashland, Inc.	21,000	2,156,700
Celanese Corp. Series A	41,000	2,760,530
RPM International, Inc.	71,000	3,128,260

		11,558,460

Mining — 0.8%
Franco-Nevada Corp. (a)	72,000	3,294,000

		14,852,460

Communications — 7.0%
Internet — 4.2%
Akamai Technologies, Inc. (b)	81,000	4,263,030
Dropbox, Inc. (c)	9,011	136,967
GrubHub, Inc. (a) (b)	14,000	338,800
LinkedIn Corp. Class A (b)	4,000	900,320
Match Group, Inc. (a) (b)	43,600	590,780
TripAdvisor, Inc. (b)	27,000	2,301,750
VeriSign, Inc. (a) (b)	90,000	7,862,400
Zillow Group, Inc. Class A (a) (b)	36,000	937,440
Zillow Group, Inc. Class C (a) (b)	55,000	1,291,400

		18,622,887

Media — 0.5%
FactSet Research Systems, Inc.	13,000	2,113,410

Telecommunications — 2.3%
DigitalGlobe, Inc. (b)	99,000	1,550,340
Juniper Networks, Inc.	16,000	441,600
Palo Alto Networks, Inc. (b)	9,000	1,585,260
T-Mobile US, Inc. (b)	162,000	6,337,440
Viavi Solutions, Inc. (b)	66,000	401,940

		10,316,580

		31,052,877

Consumer, Cyclical — 16.1%
Apparel — 1.0%
Hanesbrands, Inc.	149,000	4,385,070

Auto Manufacturers — 0.4%
Ferrari NV (a) (b)	20,000	960,000
Tesla Motors, Inc. (a) (b)	3,000	720,030

		1,680,030

Automotive & Parts — 1.2%
BorgWarner, Inc.	90,000	3,890,700
WABCO Holdings, Inc. (b)	13,000	1,329,380

		5,220,080

Home Furnishing — 0.4%
Harman International Industries, Inc.	18,000	1,695,780

	Number of Shares	Value
Leisure Time — 2.9%
Harley-Davidson, Inc.	35,000	$1,588,650
Norwegian Cruise Line Holdings Ltd. (b)	137,000	8,028,200
Royal Caribbean Cruises Ltd.	32,000	3,238,720

		12,855,570

Lodging — 2.0%
Choice Hotels International, Inc.	55,000	2,772,550
Marriott International, Inc. Class A	63,000	4,223,520
MGM Resorts International (b)	95,000	2,158,400

		9,154,470

Retail — 8.2%
AutoZone, Inc. (b)	9,000	6,677,190
CarMax, Inc. (b)	136,000	7,339,920
Chipotle Mexican Grill, Inc. (b)	1,000	479,850
Dollar General Corp.	72,000	5,174,640
L Brands, Inc.	41,000	3,928,620
The Michaels Cos., Inc. (b)	112,000	2,476,320
O’Reilly Automotive, Inc. (b)	25,000	6,335,500
PVH Corp.	23,000	1,693,950
Rite Aid Corp. (b)	269,000	2,108,960

		36,214,950

		71,205,950

Consumer, Non-cyclical — 26.0%
Beverages — 0.2%
Keurig Green Mountain, Inc.	9,000	809,820

Biotechnology — 3.4%
Alkermes PLC (b)	95,000	7,541,100
Illumina, Inc. (b)	10,000	1,919,450
Incyte Corp. (b)	31,000	3,361,950
Vertex Pharmaceuticals, Inc. (b)	18,000	2,264,940

		15,087,440

Commercial Services — 8.8%
Aramark	82,000	2,644,500
CoreLogic, Inc. (b)	90,000	3,047,400
Equifax, Inc.	54,000	6,013,980
Gartner, Inc. (b)	34,000	3,083,800
Global Payments, Inc.	72,000	4,644,720
KAR Auction Services, Inc.	27,000	999,810
Manpower, Inc.	32,000	2,697,280
ServiceMaster Global Holdings, Inc. (b)	52,000	2,040,480
Towers Watson & Co. Class A	26,000	3,339,960
TransUnion (b)	27,000	744,390
Vantiv, Inc. Class A (b)	90,000	4,267,800
Verisk Analytics, Inc. (b)	63,000	4,843,440
Wework Cos., Inc. Class A (c)	12,099	397,931

		38,765,491

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Foods — 2.0%
Blue Buffalo Pet Products, Inc. (b)	10,000	$187,100
Sprouts Farmers Market, Inc. (b)	91,000	2,419,690
TreeHouse Foods, Inc. (b)	23,000	1,804,580
The WhiteWave Foods Co. (b)	81,000	3,151,710
Whole Foods Market, Inc.	45,000	1,507,500

		9,070,580

Health Care – Products — 6.5%
Bruker Corp. (b)	168,000	4,077,360
The Cooper Cos., Inc.	33,000	4,428,600
Henry Schein, Inc. (b)	36,000	5,694,840
Hologic, Inc. (b)	59,000	2,282,710
IDEXX Laboratories, Inc. (b)	45,000	3,281,400
Intuitive Surgical, Inc. (b)	13,000	7,100,080
West Pharmaceutical Services, Inc.	28,000	1,686,160

		28,551,150

Health Care – Services — 2.5%
Catalent, Inc. (b)	118,000	2,953,540
Envision Healthcare Holdings, Inc. (b)	64,000	1,662,080
MEDNAX, Inc. (b)	63,000	4,514,580
Universal Health Services, Inc. Class B	18,000	2,150,820

		11,281,020

Pharmaceuticals — 2.6%
Alnylam Pharmaceuticals, Inc. (b)	9,000	847,260
Baxalta, Inc.	94,000	3,668,820
DENTSPLY International, Inc.	90,000	5,476,500
Mallinckrodt PLC (b)	22,000	1,641,860

		11,634,440

		115,199,941

Energy — 1.4%
Oil & Gas — 1.4%
Cimarex Energy Co.	7,000	625,660
Concho Resources, Inc. (b)	18,000	1,671,480
EQT Corp.	63,000	3,284,190
Pioneer Natural Resources Co.	4,000	501,520

		6,082,850

Financial — 8.9%
Diversified Financial — 5.6%
CBOE Holdings, Inc.	73,000	4,737,700
E*TRADE Financial Corp. (b)	56,000	1,659,840
FNF Group	181,000	6,275,270
Intercontinental Exchange, Inc.	20,000	5,125,200
LPL Financial Holdings, Inc. (a)	65,000	2,772,250
TD Ameritrade Holding Corp.	129,000	4,477,590

		25,047,850

Insurance — 2.3%
The Progressive Corp.	140,000	4,452,000

	Number of Shares	Value
Willis Group Holdings PLC	118,000	$5,731,260

		10,183,260

Real Estate — 1.0%
Jones Lang LaSalle, Inc.	27,000	4,316,220

		39,547,330

Industrial — 19.1%
Building Materials — 0.7%
Martin Marietta Materials, Inc.	23,000	3,141,340

Electrical Components & Equipment — 2.1%
Acuity Brands, Inc.	15,000	3,507,000
AMETEK, Inc.	82,000	4,394,380
Mobileye NV (a) (b)	33,000	1,395,240

		9,296,620

Electronics — 5.2%
Agilent Technologies, Inc.	126,000	5,268,060
Allegion PLC	68,000	4,482,560
FEI Co.	38,000	3,032,020
Keysight Technologies, Inc. (b)	136,000	3,852,880
Mettler-Toledo International, Inc. (b)	4,000	1,356,520
Sensata Technologies Holding NV (b)	108,000	4,974,480

		22,966,520

Environmental Controls — 0.9%
Waste Connections, Inc.	72,000	4,055,040

Machinery – Diversified — 4.0%
Cognex Corp.	27,000	911,790
IDEX Corp.	76,000	5,822,360
The Middleby Corp. (b)	14,000	1,510,180
Roper Technologies, Inc.	36,000	6,832,440
Xylem, Inc.	67,000	2,445,500

		17,522,270

Manufacturing — 3.4%
Colfax Corp. (b)	71,000	1,657,850
Teleflex, Inc.	45,000	5,915,250
Textron, Inc.	180,000	7,561,800

		15,134,900

Metal Fabricate & Hardware — 0.1%
Rexnord Corp. (b)	37,000	670,440

Packaging & Containers — 0.9%
Ball Corp.	54,000	3,927,420

Transportation — 1.8%
J.B. Hunt Transport Services, Inc.	41,000	3,007,760
Kansas City Southern	49,000	3,658,830
Old Dominion Freight Line, Inc. (b)	18,500	1,092,795

		7,759,385

		84,473,935

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 12.4%
Computers — 1.8%
Fortinet, Inc. (b)	36,000	$1,122,120
IHS, Inc. Class A (b)	54,000	6,395,220
Lumentum Holdings, Inc. (b)	27,000	594,540

		8,111,880

Semiconductors — 2.3%
Atmel Corp.	307,000	2,643,270
Microchip Technology, Inc. (a)	108,000	5,026,320
Xilinx, Inc.	50,000	2,348,500

		10,018,090

Software — 8.3%
Atlassian Corp. PLC A Depository Receipt Class A (c)	5,668	161,969
Atlassian Corp. PLC Class A (b)	20,000	601,600
Atlassian Corp. PLC Class A Preference Depository Receipt (c)	11,666	333,368
Atlassian Corp. PLC Depository Receipt (c)	15,775	450,786
Atlassian Corp. PLC Series 1 Depository Receipt (c)	12,075	345,055
Atlassian Corp. PLC Series 1 Restricted Depository Receipt (c)	5,892	168,370
Fidelity National Information Services, Inc.	45,000	2,727,000
Fiserv, Inc. (b)	117,000	10,700,820
Guidewire Software, Inc. (b)	6,000	360,960
IMS Health Holdings, Inc. (b)	86,000	2,190,420
MSCI, Inc.	77,000	5,554,010
NetSuite, Inc. (a) (b)	12,000	1,015,440
Red Hat, Inc. (b)	77,000	6,376,370
Servicenow, Inc. (b)	9,000	779,040
Splunk, Inc. (b)	13,000	764,530
SS&C Technologies Holdings, Inc	36,000	2,457,720
Veeva Systems, Inc. Class A (b)	54,000	1,557,900

		36,545,358

		54,675,328

Utilities — 0.1%
Gas — 0.1%
Atmos Energy Corp.	8,000	504,320

TOTAL COMMON STOCK (Cost $294,698,922)		417,594,991

PREFERRED STOCK — 0.5%
Communications — 0.2%
Internet — 0.2%
Dropbox, Inc. Series A (b) (c)	11,190	170,088
Dropbox, Inc. Series A 1 (b) (c)	54,965	835,468

	Number of Shares	Value
Living Social (b) (c)	158,890	$-

		1,005,556

Consumer, Non-cyclical — 0.3%
Commercial Services — 0.3%
Wework, Inc. Series D 1 (b) (c)	22,197	730,050
Wework, Inc. Series D 2 (b) (c)	17,440	573,594

		1,303,644

TOTAL PREFERRED STOCK (Cost $2,156,533)		2,309,200

TOTAL EQUITIES (Cost $296,855,455)		419,904,191

MUTUAL FUNDS — 7.1%
Diversified Financial — 7.1%
State Street Navigator Securities Lending Prime Portfolio (d)	25,109,498	25,109,498
T. Rowe Price Government Reserve Investment Fund	6,001,419	6,001,419

		31,110,917

TOTAL MUTUAL FUNDS (Cost $31,110,917)		31,110,917

TOTAL LONG-TERM INVESTMENTS (Cost $327,966,372)		451,015,108

	Principal Amount
SHORT-TERM INVESTMENTS — 4.1%
Repurchase Agreement — 4.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (e)	$18,076,168	18,076,168

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	12,547	12,547

TOTAL SHORT-TERM INVESTMENTS (Cost $18,088,715)		18,088,715

TOTAL INVESTMENTS — 106.1% (Cost $346,055,087) (f)		469,103,823

Other Assets/(Liabilities) — (6.1)%		(26,839,816)

NET ASSETS — 100.0%		$442,264,007

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2015, was $24,561,189 or 5.55% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2015, these securities amounted to a value of $4,303,646 or 0.97% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $18,076,188. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $18,440,017.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 96.7%

COMMON STOCK — 96.7%
Basic Materials — 1.3%
Chemicals — 0.3%
The Mosaic Co.	57,937	$1,598,482

Iron & Steel — 1.0%
Nucor Corp.	108,578	4,375,693

		5,974,175

Communications — 2.0%
Media — 0.5%
Markit, Ltd. (a)	75,005	2,262,901

Telecommunications — 1.5%
CenturyLink, Inc.	203,894	5,129,973
Harris Corp.	20,646	1,794,137

		6,924,110

		9,187,011

Consumer, Cyclical — 7.3%
Apparel — 0.6%
Ralph Lauren Corp.	26,726	2,979,415

Auto Manufacturers — 1.1%
Honda Motor Co. Ltd. Sponsored ADR (Japan)	88,746	2,833,660
Oshkosh Corp.	54,524	2,128,617

		4,962,277

Home Builders — 1.8%
PulteGroup, Inc.	186,528	3,323,929
Thor Industries, Inc.	54,124	3,039,063
Toll Brothers, Inc. (a)	54,323	1,808,956

		8,171,948

Leisure Time — 0.5%
Carnival Corp.	39,103	2,130,331

Retail — 2.6%
Advance Auto Parts, Inc.	31,505	4,741,817
CST Brands, Inc.	112,383	4,398,671
Lowe’s Cos., Inc.	15,526	1,180,597
Target Corp.	24,380	1,770,232

		12,091,317

Toys, Games & Hobbies — 0.7%
Mattel, Inc.	123,285	3,349,653

		33,684,941

Consumer, Non-cyclical — 17.0%
Commercial Services — 0.8%
The ADT Corp.	111,173	3,666,486

Foods — 8.2%
ConAgra Foods, Inc.	149,386	6,298,114
General Mills, Inc.	60,341	3,479,262

	Number of Shares	Value
The J.M. Smucker Co.	37,925	$4,677,669
Kellogg Co.	64,027	4,627,231
Mondelez International, Inc. Class A	87,378	3,918,030
Sysco Corp.	354,880	14,550,080

		37,550,386

Health Care – Products — 5.1%
Baxter International, Inc.	181,705	6,932,046
Becton, Dickinson & Co.	19,079	2,939,883
Boston Scientific Corp. (a)	268,658	4,954,053
Zimmer Biomet Holdings, Inc.	86,545	8,878,652

		23,704,634

Health Care – Services — 2.9%
LifePoint Health, Inc. (a)	96,405	7,076,127
Quest Diagnostics, Inc.	87,977	6,258,684

		13,334,811

		78,256,317

Energy — 11.6%
Oil & Gas — 9.2%
Anadarko Petroleum Corp.	60,761	2,951,769
Cimarex Energy Co.	43,109	3,853,082
Devon Energy Corp.	122,522	3,920,704
EQT Corp.	125,780	6,556,911
Helmerich & Payne, Inc.	76,320	4,086,936
Imperial Oil Ltd.	260,469	8,485,902
Noble Energy, Inc.	197,450	6,502,029
Occidental Petroleum Corp.	89,223	6,032,367

		42,389,700

Oil & Gas Services — 2.4%
Cameron International Corp. (a)	118,755	7,505,316
FMC Technologies, Inc. (a)	131,670	3,819,747

		11,325,063

		53,714,763

Financial — 26.2%
Banks — 11.7%
Bank of Hawaii Corp.	53,276	3,351,060
BB&T Corp.	101,304	3,830,304
BOK Financial Corp.	39,884	2,384,664
Comerica, Inc.	58,123	2,431,285
Commerce Bancshares, Inc.	115,627	4,918,773
Cullen/Frost Bankers, Inc.	37,232	2,233,920
M&T Bank Corp.	43,634	5,287,568
Northern Trust Corp.	191,128	13,778,418
PNC Financial Services Group, Inc.	45,583	4,344,516
State Street Corp.	54,178	3,595,252
SunTrust Banks, Inc.	62,588	2,681,270
Westamerica Bancorp.	110,519	5,166,763

		54,003,793

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 1.8%
Franklin Resources, Inc.	85,105	$3,133,566
LPL Financial Holdings, Inc.	52,522	2,240,063
T. Rowe Price Group, Inc.	38,132	2,726,057

		8,099,686

Insurance — 6.9%
ACE Ltd.	57,857	6,760,591
Aflac, Inc.	37,861	2,267,874
The Allstate Corp.	34,894	2,166,569
Brown & Brown, Inc.	101,553	3,259,851
MetLife, Inc.	49,454	2,384,177
ProAssurance Corp.	49,513	2,402,866
Reinsurance Group of America, Inc.	53,864	4,608,065
Torchmark Corp.	35,231	2,013,804
The Travelers Cos., Inc.	12,949	1,461,424
Unum Group	128,235	4,268,943

		31,594,164

Real Estate Investment Trusts (REITS) — 5.0%
Boston Properties, Inc.	9,810	1,251,167
Corrections Corporation of America	181,592	4,810,372
Empire State Realty Trust, Inc. Class A	104,497	1,888,261
Host Hotels & Resorts, Inc.	158,332	2,428,813
Piedmont Office Realty Trust, Inc. Class A	261,462	4,936,402
Weyerhaeuser Co.	254,517	7,630,420

		22,945,435

Savings & Loans — 0.8%
Capitol Federal Financial, Inc.	312,928	3,930,376

		120,573,454

Industrial — 14.3%
Electrical Components & Equipment — 1.3%
Emerson Electric Co.	120,820	5,778,820
Hubbell, Inc.	4,146	418,912

		6,197,732

Electronics — 4.7%
Keysight Technologies, Inc. (a)	167,001	4,731,138
Koninklijke Philips Electronics NV	190,093	4,833,194
TE Connectivity Ltd.	71,392	4,612,637
Tyco International PLC	235,781	7,519,056

		21,696,025

Environmental Controls — 3.2%
Clean Harbors, Inc. (a)	90,639	3,775,114
Republic Services, Inc.	250,206	11,006,562

		14,781,676

Machinery – Diversified — 0.5%
Rockwell Automation, Inc.	22,237	2,281,739

Manufacturing — 1.2%
Parker Hannifin Corp.	30,744	2,981,553

	Number of Shares	Value
Textron, Inc.	59,378	$2,494,470

		5,476,023

Packaging & Containers — 2.0%
Bemis Co., Inc.	46,673	2,085,816
Sonoco Products Co.	98,956	4,044,332
WestRock Co.	65,956	3,008,913

		9,139,061

Transportation — 1.4%
CSX Corp.	55,013	1,427,587
Heartland Express, Inc.	300,568	5,115,668

		6,543,255

		66,115,511

Technology — 7.0%
Computers — 1.6%
SanDisk Corp.	71,794	5,455,626
Western Digital Corp.	35,423	2,127,151

		7,582,777

Semiconductors — 5.4%
Applied Materials, Inc.	412,383	7,699,191
Lam Research Corp.	41,142	3,267,498
Maxim Integrated Products, Inc.	123,478	4,692,164
Microchip Technology, Inc.	99,886	4,648,694
Teradyne, Inc.	215,797	4,460,524

		24,768,071

		32,350,848

Utilities — 10.0%
Electric — 8.2%
Ameren Corp.	55,685	2,407,263
Consolidated Edison, Inc.	34,876	2,241,481
Edison International	116,506	6,898,320
Great Plains Energy, Inc.	136,561	3,729,481
NorthWestern Corp.	45,782	2,483,673
PG&E Corp.	134,538	7,156,076
Westar Energy, Inc.	157,053	6,660,618
Xcel Energy, Inc.	166,225	5,969,140

		37,546,052

Gas — 1.8%
Atmos Energy Corp.	59,404	3,744,828
The Laclede Group, Inc.	78,093	4,639,505

		8,384,333

		45,930,385

TOTAL COMMON STOCK (Cost $442,377,177)		445,787,405

TOTAL EQUITIES (Cost $442,377,177)		445,787,405

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.0%
Diversified Financial — 1.0%
iShares Russell Mid-Cap Value ETF	67,872	$4,661,449

TOTAL MUTUAL FUNDS (Cost $4,813,295)		4,661,449

TOTAL LONG-TERM INVESTMENTS (Cost $447,190,472)		450,448,854

	Principal Amount
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (b)	$11,061,803	11,061,803

TOTAL SHORT-TERM INVESTMENTS (Cost $11,061,803)		11,061,803

TOTAL INVESTMENTS — 100.1% (Cost $458,252,275) (c)		461,510,657

Other Assets/(Liabilities) — (0.1)%		(640,997)

NET ASSETS — 100.0%		$460,869,660

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
(a)	Non-income producing security.
(b)	Maturity value of $11,061,816. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $11,285,506.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 94.9%

COMMON STOCK — 93.7%
Basic Materials — 1.9%
Chemicals — 1.0%
Methanex Corp.	21,670	$715,327
Minerals Technologies, Inc.	15,335	703,263
Platform Specialty Products Corp. (a)	61,220	785,452

		2,204,042

Forest Products & Paper — 0.9%
KapStone Paper and Packaging Corp.	80,625	1,821,319

		4,025,361

Communications — 4.0%
Internet — 1.5%
Comscore, Inc. (a)	10,998	452,568
Dropbox, Inc. (b)	10,469	159,129
GrubHub, Inc. (a) (c)	5,200	125,840
Q2 Holdings, Inc. (a)	38,500	1,015,245
SPS Commerce, Inc. (a)	9,700	681,037
Zendesk, Inc. (a)	3,900	103,116
Zillow Group, Inc. Class A (a) (c)	7,198	187,436
Zillow Group, Inc. Class C (a) (c)	16,570	389,063

		3,113,434

Media — 0.9%
FactSet Research Systems, Inc.	5,765	937,216
The New York Times Co. Class A	64,050	859,551

		1,796,767

Telecommunications — 1.6%
Arista Networks, Inc. (a)	9,197	715,895
Ciena Corp. (a)	40,781	843,759
DigitalGlobe, Inc. (a)	1,820	28,501
Ruckus Wireless, Inc. (a)	52,400	561,204
Vonage Holdings Corp. (a)	205,950	1,182,153

		3,331,512

		8,241,713

Consumer, Cyclical — 14.2%
Apparel — 1.5%
Carter’s, Inc.	25,143	2,238,481
Steven Madden Ltd. (a)	29,228	883,270

		3,121,751

Automotive & Parts — 0.7%
Motorcar Parts of America, Inc. (a)	19,800	669,438
Tenneco, Inc. (a)	18,740	860,353

		1,529,791

Entertainment — 1.4%
Cinemark Holdings, Inc.	24,400	815,692
DreamWorks Animation SKG, Inc. Class A (a)	46,160	1,189,543

	Number of Shares	Value
National CineMedia, Inc.	58,770	$923,277

		2,928,512

Home Furnishing — 0.4%
La-Z-Boy, Inc.	30,300	739,926

Housewares — 1.2%
The Toro Co.	32,500	2,374,775

Leisure Time — 1.1%
ClubCorp Holdings, Inc.	29,740	543,350
Diamond Resorts International, Inc. (a) (c)	47,925	1,222,567
Lindblad Expeditions Holdings, Inc. (a)	53,400	593,274

		2,359,191

Retail — 7.5%
Bloomin’ Brands, Inc.	52,400	885,036
Boot Barn Holdings, Inc. (a)	72,670	893,114
The Cheesecake Factory, Inc.	18,885	870,787
Chico’s FAS, Inc.	63,700	679,679
Destination Maternity Corp.	40,340	351,765
DSW, Inc. Class A (c)	36,900	880,434
Five Below, Inc. (a)	84,267	2,704,971
Haverty Furniture Cos., Inc.	36,700	786,848
HSN, Inc.	24,031	1,217,651
Jack in the Box, Inc.	9,735	746,772
Kate Spade & Co. (a)	92,484	1,643,441
Krispy Kreme Doughnuts, Inc. (a)	77,500	1,167,925
Panera Bread Co. Class A (a)	7,043	1,371,835
Texas Roadhouse, Inc.	22,493	804,575
Zoe’s Kitchen, Inc. (a) (c)	13,900	388,922

		15,393,755

Textiles — 0.4%
Tumi Holdings, Inc. (a)	46,485	773,046

		29,220,747

Consumer, Non-cyclical — 22.1%
Biotechnology — 1.7%
BioCryst Pharmaceuticals, Inc. (a)	35,979	371,303
Five Prime Therapeutics, Inc. (a)	14,535	603,202
Ironwood Pharmaceuticals, Inc. (a)	21,144	245,059
Novavax, Inc. (a) (c)	53,240	446,684
PTC Therapeutics, Inc. (a)	19,389	628,204
Ultragenyx Pharmaceutical, Inc. (a)	9,760	1,094,877

		3,389,329

Commercial Services — 5.9%
The Advisory Board Co. (a)	20,245	1,004,354
Cardtronics, Inc. (a)	26,650	896,772
Convergys Corp.	37,565	934,993
CoStar Group, Inc. (a)	7,741	1,599,987
ExamWorks Group, Inc. (a)	78,200	2,080,120
Healthcare Services Group, Inc.	35,400	1,234,398

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
HealthEquity, Inc. (a)	23,100	$579,117
Heartland Payment Systems, Inc.	6,452	611,779
Monro Muffler Brake, Inc.	3,800	251,636
Team Health Holdings, Inc. (a)	7,867	345,283
TriNet Group, Inc. (a)	23,391	452,616
WEX, Inc. (a)	14,903	1,317,425
WNS Holdings Ltd. Sponsored ADR (India) (a)	29,043	905,851

		12,214,331

Foods — 1.7%
Greencore Group PLC	277,537	1,446,673
Sanderson Farms, Inc. (c)	9,800	759,696
The Hain Celestial Group, Inc. (a)	33,600	1,357,104

		3,563,473

Health Care – Products — 6.8%
AtriCure, Inc. (a)	43,110	967,389
Bio-Techne Corp.	5,780	520,200
Cepheid, Inc. (a)	28,362	1,036,064
Dexcom, Inc. (a)	27,588	2,259,457
Endologix, Inc. (a) (c)	33,287	329,541
Globus Medical, Inc. Class A (a)	41,495	1,154,391
HeartWare International, Inc. (a)	6,747	340,049
Insulet Corp. (a)	70,205	2,654,451
Intersect ENT, Inc. (a)	72,402	1,629,045
LDR Holding Corp. (a)	91,648	2,301,281
Novadaq Technologies, Inc. (a) (c)	67,000	853,580

		14,045,448

Health Care – Services — 3.6%
Acadia Healthcare Co., Inc. (a)	43,657	2,726,816
Envision Healthcare Holdings, Inc. (a)	21,785	565,756
Kindred Healthcare, Inc.	66,350	790,229
LifePoint Health, Inc. (a)	17,871	1,311,731
Surgical Care Affiliates, Inc. (a)	26,370	1,049,790
WellCare Health Plans, Inc. (a)	11,850	926,789

		7,371,111

Pharmaceuticals — 2.2%
Aerie Pharmaceuticals, Inc. (a)	13,104	319,082
Agios Pharmaceuticals, Inc. (a) (c)	4,486	291,231
Anacor Pharmaceuticals, Inc. (a)	6,556	740,631
Aratana Therapeutics, Inc. (a)	10,364	57,831
Flexion Therapeutics, Inc. (a)	14,342	276,370
Galapagos NV (a) (c)	9,353	588,117
Otonomy, Inc. (a)	11,497	319,042
Portola Pharmaceuticals, Inc. (a)	13,327	685,674
Relypsa, Inc. (a) (c)	7,569	214,506
TESARO, Inc. (a) (c)	17,940	938,621
Tetraphase Pharmaceuticals, Inc. (a)	13,143	131,824

		4,562,929

	Number of Shares	Value
Textiles — 0.2%
Samsonite International SA	163,970	$492,981

		45,639,602

Diversified — 0.6%
Holding Company – Diversified — 0.6%
FCB Financial Holdings, Inc. (a)	22,860	818,159
Nomad Foods Ltd. (a)	27,554	325,268

		1,143,427

Energy — 4.0%
Energy – Alternate Sources — 1.7%
First Solar, Inc. (a)	25,143	1,659,187
Headwaters, Inc. (a)	62,238	1,049,955
Pattern Energy Group, Inc. (c)	40,600	848,946

		3,558,088

Oil & Gas — 1.9%
Callon Petroleum Co. (a)	79,730	664,948
Diamondback Energy, Inc. (a)	16,096	1,076,822
Patterson-UTI Energy, Inc.	52,440	790,795
QEP Resources, Inc.	32,657	437,604
RSP Permian, Inc. (a)	42,776	1,043,307

		4,013,476

Oil & Gas Services — 0.4%
Forum Energy Technologies, Inc. (a)	58,300	726,418

		8,297,982

Financial — 15.7%
Banks — 3.7%
Ameris Bancorp	24,400	829,356
Associated Banc-Corp.	95,237	1,785,694
ConnectOne Bancorp, Inc.	36,600	684,054
Great Western Bancorp, Inc.	28,510	827,360
PacWest Bancorp	15,814	681,583
PrivateBancorp, Inc.	18,558	761,249
South State Corp.	10,860	781,377
Texas Capital Bancshares, Inc. (a)	15,900	785,778
United Community Banks, Inc.	28,371	552,951

		7,689,402

Diversified Financial — 3.9%
Ellie Mae, Inc. (a) (c)	14,500	873,335
Evercore Partners, Inc. Class A	8,553	462,461
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	78,074	1,477,160
MarketAxess Holdings, Inc.	11,264	1,256,950
PRA Group, Inc. (a) (c)	75,177	2,607,890
WageWorks, Inc. (a)	10,197	462,638
WisdomTree Investments, Inc. (c)	59,122	927,033

		8,067,467

Insurance — 2.8%
Argo Group International Holdings Ltd.	6,459	386,506

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Assurant, Inc.	8,055	$648,750
Assured Guaranty Ltd.	49,715	1,313,967
eHealth, Inc. (a)	33,180	331,136
First American Financial Corp.	23,262	835,106
Horace Mann Educators Corp.	25,260	838,127
MGIC Investment Corp. (a)	66,700	588,961
Stewart Information Services Corp.	23,760	886,961

		5,829,514

Investment Companies — 0.6%
Hercules Technology Growth Capital, Inc.	48,600	592,434
Solar Capital Ltd.	36,305	596,491

		1,188,925

Real Estate — 1.9%
HFF, Inc.	49,962	1,552,319
Hilltop Holdings, Inc. (a)	31,860	612,349
Kennedy-Wilson Holdings, Inc.	74,192	1,786,544

		3,951,212

Real Estate Investment Trusts (REITS) — 1.9%
MFA Financial, Inc.	117,635	776,391
Pebblebrook Hotel Trust	12,637	354,089
PS Business Parks, Inc.	9,300	813,099
Redwood Trust, Inc.	63,455	837,606
Sovran Self Storage, Inc.	10,200	1,094,562

		3,875,747

Savings & Loans — 0.9%
EverBank Financial Corp.	31,090	496,818
Sterling Bancorp	77,816	1,262,176

		1,758,994

		32,361,261

Industrial — 15.7%
Aerospace & Defense — 1.5%
Astronics Corp. (a)	8,812	358,737
Curtiss-Wright Corp.	13,000	890,500
HEICO Corp. Class A	18,000	885,600
Teledyne Technologies, Inc. (a)	9,805	869,703

		3,004,540

Building Materials — 2.5%
Apogee Enterprises, Inc.	9,856	428,835
Armstrong World Industries, Inc. (a)	17,150	784,269
Boise Cascade Co. (a)	29,700	758,241
Masonite International Corp. (a)	28,628	1,752,892
Trex Co., Inc. (a)	38,763	1,474,545

		5,198,782

Electrical Components & Equipment — 1.3%
Acuity Brands, Inc.	2,348	548,962
Generac Holdings, Inc. (a) (c)	17,781	529,340
SunPower Corp. (a) (c)	52,042	1,561,781

		2,640,083

	Number of Shares	Value
Electronics — 2.4%
Imax Corp. (a) (c)	34,965	$1,242,656
Rogers Corp. (a)	12,915	666,027
Watts Water Technologies, Inc. Class A	25,606	1,271,850
Woodward, Inc.	34,500	1,713,270

		4,893,803

Environmental Controls — 0.5%
Clean Harbors, Inc. (a)	24,130	1,005,015

Machinery – Diversified — 2.6%
Altra Industrial Motion Corp.	18,537	464,908
Cognex Corp.	37,200	1,256,244
The Middleby Corp. (a)	29,395	3,170,838
Proto Labs, Inc. (a) (c)	4,300	273,867
Tennant Co.	5,326	299,641

		5,465,498

Manufacturing — 0.5%
John Bean Technologies Corp.	19,845	988,876

Metal Fabricate & Hardware — 0.6%
Advanced Drainage Systems, Inc.	53,059	1,275,008

Miscellaneous – Manufacturing — 0.6%
Hexcel Corp.	25,800	1,198,410

Packaging & Containers — 0.9%
Graphic Packaging Holding Co.	148,303	1,902,727

Transportation — 1.5%
Hub Group, Inc. Class A (a)	17,910	590,135
Knight Transportation, Inc.	26,970	653,483
Landstar System, Inc.	16,150	947,197
Swift Transportation Co. (a) (c)	50,100	692,382
XPO Logistics, Inc. (a) (c)	11,503	313,457

		3,196,654

Trucking & Leasing — 0.8%
Aircastle Ltd.	37,490	783,166
GATX Corp.	19,420	826,321

		1,609,487

		32,378,883

Technology — 15.3%
Computers — 3.8%
Cadence Design Systems, Inc. (a)	35,630	741,460
FleetMatics Group PLC (a)	4,325	219,667
Manhattan Associates, Inc. (a)	18,495	1,223,814
MAXIMUS, Inc.	10,942	615,488
Mercury Systems, Inc. (a)	25,600	470,016
Pure Storage, Inc. Class A (a) (c)	23,783	370,301
Stratasys Ltd. (a) (c)	20,700	486,036
Syntel, Inc. (a)	37,800	1,710,450
Virtusa Corp. (a)	48,356	1,999,037

		7,836,269

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 1.6%
Entegris, Inc. (a)	90,065	$1,195,163
Mellanox Technologies Ltd. (a)	22,766	959,359
Monolithic Power Systems, Inc.	9,150	582,946
ON Semiconductor Corp. (a)	45,675	447,615

		3,185,083

Software — 9.9%
Allscripts Healthcare Solutions, Inc. (a)	82,760	1,272,849
Atlassian Corp. PLC Class A (a)	6,864	206,469
Demandware, Inc. (a) (c)	18,584	1,002,979
Fair Isaac Corp.	8,724	821,626
Globant SA (a) (c)	17,900	671,429
Guidewire Software, Inc. (a)	30,235	1,818,938
HubSpot, Inc. (a)	27,943	1,573,470
Imperva, Inc. (a)	6,530	413,414
Monotype Imaging Holdings, Inc.	43,800	1,035,432
Paycom Software, Inc. (a)	14,942	562,268
Proofpoint, Inc. (a)	23,872	1,551,919
Tableau Software, Inc. Class A (a)	2,500	235,550
Telogis (b)	80,369	151,897
TiVo, Inc. (a)	94,070	811,824
Tyler Technologies, Inc. (a)	14,917	2,600,331
The Ultimate Software Group, Inc. (a)	8,055	1,574,833
Veeva Systems, Inc. Class A (a)	117,357	3,385,750
Verint Systems, Inc. (a)	18,854	764,718

		20,455,696

		31,477,048

Utilities — 0.2%
Electric — 0.2%
8Point3 Energy Partners LP	29,221	471,627

TOTAL COMMON STOCK (Cost $189,698,242)		193,257,651

PREFERRED STOCK — 1.2%
Communications — 0.5%
Internet — 0.5%
The Honest Co. (a) (b)	4,027	182,544
Draftkings Series D (a) (b)	14,868	46,537
Draftkings, Inc. Series D 1 (a) (b)	28,744	116,413
Veracode, Inc. (a) (b)	10,688	290,072
Zuora, Inc. Series F (a) (b)	69,937	289,539

		925,105

	Number of Shares	Value
Technology — 0.7%
Software — 0.7%
Cloudera, Inc. Series F (a) (b)	12,068	$310,027
Docusign, Inc. Series B (a) (b)	456	8,700
Docusign, Inc. Series B 1 (a) (b)	136	2,595
Docusign, Inc. Series D (a) (b)	327	6,239
Docusign, Inc. Series E (a) (b)	8,460	161,417
Docusign, Inc. Series F (a) (b)	1,224	23,354
Marklogic Corp. Series F (a) (b)	22,966	268,013
NUTANIX, Inc. Series E (a) (b)	14,135	230,966
Telogis (a) (b)	109,450	482,675

		1,493,986

TOTAL PREFERRED STOCK (Cost $1,967,004)		2,419,091

TOTAL EQUITIES (Cost $191,665,246)		195,676,742

MUTUAL FUNDS — 9.9%
Diversified Financial — 9.9%
iShares Russell 2000 Growth Index Fund (c)	6,779	945,060
iShares Russell 2000 Index Fund (c)	13,480	1,516,635
State Street Navigator Securities Lending Prime Portfolio (d)	17,995,978	17,995,978

		20,457,673

TOTAL MUTUAL FUNDS (Cost $20,466,742)		20,457,673

TOTAL LONG-TERM INVESTMENTS (Cost $212,131,988)		216,134,415

	Principal Amount
SHORT-TERM INVESTMENTS — 3.0%
Repurchase Agreement — 3.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (e)	$6,151,386	6,151,386

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	5,950	5,950

TOTAL SHORT-TERM INVESTMENTS (Cost $6,157,336)		6,157,336

TOTAL INVESTMENTS — 107.8% (Cost $218,289,324) (f)		222,291,751

Other Assets/(Liabilities) — (7.8)%		(16,027,957)

NET ASSETS — 100.0%		$206,263,794

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2015, these securities amounted to a value of $2,730,117 or 1.32% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2015, was $17,566,369 or 8.52% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $6,151,393. Collateralized by U.S. Government Agency obligations with rates ranging from 2.120% – 4.000%, maturity dates ranging from 12/15/17 – 11/07/22, and an aggregate market value, including accrued interest, of $6,279,631.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Basic Materials — 4.7%
Chemicals — 2.3%
American Vanguard Corp.	27,600	$386,676
Innospec, Inc.	20,400	1,107,924
Minerals Technologies, Inc.	17,100	784,206

		2,278,806

Forest Products & Paper — 1.4%
Clearwater Paper Corp. (a)	16,000	728,480
Wausau Paper Corp.	67,100	686,433

		1,414,913

Iron & Steel — 1.0%
Carpenter Technology Corp.	19,500	590,265
Reliance Steel & Aluminum Co.	6,500	376,415

		966,680

		4,660,399

Communications — 2.8%
Internet — 1.1%
New Media Investment Group, Inc.	39,700	772,562
Safeguard Scientifics, Inc. (a)	25,100	364,201

		1,136,763

Media — 0.9%
Cable One, Inc.	950	411,977
Scholastic Corp.	11,400	439,584

		851,561

Telecommunications — 0.8%
Ixia (a)	50,300	625,229
Sonus Networks, Inc. (a)	22,680	161,708

		786,937

		2,775,261

Consumer, Cyclical — 10.0%
Apparel — 0.8%
Crocs, Inc. (a)	21,300	218,112
Steven Madden Ltd. (a)	17,800	537,916

		756,028

Automotive & Parts — 0.8%
Dorman Products, Inc. (a) (b)	16,200	769,014

Distribution & Wholesale — 2.0%
Beacon Roofing Supply, Inc. (a)	22,100	910,078
Pool Corp.	13,500	1,090,530

		2,000,608

Home Builders — 1.1%
Cavco Industries, Inc. (a)	7,900	658,149
Meritage Home Corp. (a)	13,600	462,264

		1,120,413

	Number of Shares	Value
Home Furnishing — 0.6%
Ethan Allen Interiors, Inc. (b)	22,200	$617,604

Leisure Time — 0.3%
Interval Leisure Group, Inc.	21,400	334,054

Retail — 2.8%
Fred’s, Inc. Class A	29,300	479,641
Party City Holdco, Inc. (a) (b)	18,600	240,126
Pier 1 Imports, Inc. (b)	70,300	357,827
PriceSmart, Inc.	10,100	838,199
Red Robin Gourmet Burgers, Inc. (a)	5,100	314,874
Sportsman’s Warehouse Holdings, Inc. (a) (b)	39,200	505,680

		2,736,347

Textiles — 1.6%
Culp, Inc.	22,300	567,981
G&K Services, Inc. Class A	15,350	965,515

		1,533,496

		9,867,564

Consumer, Non-cyclical — 13.8%
Agriculture — 0.5%
Vector Group Ltd. (b)	19,929	470,125

Commercial Services — 4.6%
Aaron’s, Inc.	40,800	913,512
American Public Education, Inc. (a)	17,700	329,397
Capella Education Co.	8,900	411,358
Electro Rent Corp.	44,400	408,480
FTI Consulting, Inc. (a)	14,600	506,036
Hillenbrand, Inc.	13,130	389,042
McGrath RentCorp	36,100	909,359
Navigant Consulting, Inc. (a)	43,000	690,580

		4,557,764

Foods — 1.5%
Pinnacle Foods, Inc.	12,400	526,504
Post Holdings, Inc. (a)	7,800	481,260
SpartanNash Co.	22,300	482,572

		1,490,336

Health Care – Products — 4.2%
Atrion Corp.	2,730	1,040,676
Halyard Health, Inc. (a)	24,500	818,545
Quidel Corp. (a)	31,000	657,200
West Pharmaceutical Services, Inc.	27,700	1,668,094

		4,184,515

Health Care – Services — 2.5%
The Ensign Group, Inc.	11,000	248,930
National Healthcare Corp.	12,400	765,080
Select Medical Holdings Corp.	34,800	414,468
Triple-S Management Corp. Class B (a)	18,400	439,944

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WellCare Health Plans, Inc. (a)	7,200	$563,112

		2,431,534

Household Products — 0.5%
CSS Industries, Inc.	18,400	522,192

		13,656,466

Diversified — 0.7%
Holding Company – Diversified — 0.7%
National Bank Holdings Corp. Class A	33,700	720,169

Energy — 3.5%
Oil & Gas — 2.2%
Atwood Oceanics, Inc. (b)	20,700	211,761
Clayton Williams Energy, Inc. (a) (b)	12,300	363,711
Matador Resources Co. (a)	44,000	869,880
PDC Energy, Inc. (a) (b)	9,100	485,758
WPX Energy, Inc. (a)	53,700	308,238

		2,239,348

Oil & Gas Services — 1.3%
RPC, Inc. (b)	42,800	511,460
Tesco Corp.	31,800	230,232
TETRA Technologies, Inc. (a)	68,500	515,120

		1,256,812

		3,496,160

Financial — 31.2%
Banks — 12.0%
BBCN Bancorp, Inc.	42,000	723,240
Columbia Banking System, Inc.	33,900	1,102,089
East West Bancorp, Inc.	43,626	1,813,097
Glacier Bancorp, Inc.	39,000	1,034,670
Home Bancshares, Inc.	52,975	2,146,547
Popular, Inc.	32,000	906,880
Prosperity Bancshares, Inc.	10,200	488,172
Sandy Spring Bancorp, Inc.	24,550	661,868
SVB Financial Group (a)	12,850	1,527,865
TowneBank	17,100	356,877
Wintrust Financial Corp.	23,100	1,120,812

		11,882,117

Diversified Financial — 1.0%
Houlihan Lokey, Inc.	6,500	170,365
Janus Capital Group, Inc.	31,200	439,608
Waddell & Reed Financial, Inc. Class A	12,300	352,518

		962,491

Insurance — 5.8%
Assured Guaranty Ltd.	20,782	549,268
Employers Holdings, Inc.	28,700	783,510
National Interstate Corp.	22,100	590,070
ProAssurance Corp.	41,400	2,009,142
Radian Group, Inc.	48,900	654,771

	Number of Shares	Value
RenaissanceRe Holdings Ltd.	2,700	$305,613
Safety Insurance Group, Inc.	6,300	355,194
State Auto Financial Corp. Class A	21,400	440,626
Third Point Reinsurance Ltd. (a)	4,500	60,345

		5,748,539

Real Estate — 0.4%
Forestar Real Esate Group, Inc. (a)	22,700	248,338
RE/MAX Holdings, Inc. Class A	3,400	126,820

		375,158

Real Estate Investment Trusts (REITS) — 9.3%
Acadia Realty Trust	29,300	971,295
American Assets Trust, Inc.	7,400	283,790
American Campus Communities, Inc.	17,100	706,914
Catchmark Timber Trust, Inc. Class A	28,610	323,579
Cedar Realty Trust, Inc.	84,800	600,384
Corporate Office Properties Trust	19,100	416,953
Douglas Emmett, Inc.	16,400	511,352
First Potomac Realty Trust	53,300	607,620
Kilroy Realty Corp.	11,600	734,048
LaSalle Hotel Properties	27,150	683,094
Potlatch Corp.	18,400	556,416
PS Business Parks, Inc.	7,400	646,982
RLJ Lodging Trust	26,500	573,195
Rouse Properties, Inc. (b)	17,600	256,256
Saul Centers, Inc.	14,300	733,161
Washington Real Estate Investment Trust	23,000	622,380

		9,227,419

Savings & Loans — 2.7%
BankUnited, Inc.	22,500	811,350
Beneficial Bancorp, Inc. (a)	48,600	647,352
United Financial Bancorp, Inc.	46,900	604,072
WSFS Financial Corp.	18,600	601,896

		2,664,670

		30,860,394

Industrial — 19.1%
Aerospace & Defense — 1.2%
Cubic Corp.	8,400	396,900
Kaman Corp.	15,100	616,231
Triumph Group, Inc.	5,200	206,700

		1,219,831

Building Materials — 2.5%
Comfort Systems USA, Inc.	22,500	639,450
Drew Industries, Inc.	16,700	1,016,863
Universal Forest Products, Inc.	12,400	847,788

		2,504,101

Electrical Components & Equipment — 3.5%
Advanced Energy Industries, Inc. (a)	25,800	728,334
Belden, Inc.	17,400	829,632

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energizer Holdings, Inc.	14,500	$493,870
Littelfuse, Inc.	13,000	1,391,130

		3,442,966

Electronics — 2.8%
Analogic Corp.	7,000	578,200
Badger Meter, Inc.	10,000	585,900
Brady Corp. Class A	23,300	535,434
Fabrinet (a)	9,800	233,436
Methode Electronics, Inc.	17,500	557,025
Newport Corp. (a)	19,800	314,226

		2,804,221

Engineering & Construction — 0.6%
Aegion Corp. (a)	29,600	571,576

Environmental Controls — 0.5%
MSA Safety, Inc.	11,000	478,170

Machinery – Diversified — 0.3%
Nordson Corp.	4,200	269,430

Manufacturing — 2.1%
ESCO Technologies, Inc.	22,800	823,992
Matthews International Corp. Class A	11,200	598,640
Myers Industries, Inc.	45,000	599,400

		2,022,032

Metal Fabricate & Hardware — 1.6%
Circor International, Inc.	12,500	526,875
RBC Bearings, Inc. (a)	7,800	503,802
Sun Hydraulics Corp.	16,800	533,064

		1,563,741

Transportation — 4.0%
Bristow Group, Inc.	9,800	253,820
Genesee & Wyoming, Inc. Class A (a)	17,850	958,366
Kirby Corp. (a)	10,350	544,617
Landstar System, Inc.	24,700	1,448,655
Teekay Tankers Ltd. Class A	8,500	58,480
Universal Truckload Services, Inc.	20,900	293,436
UTI Worldwide, Inc. (a)	60,100	422,503

		3,979,877

		18,855,945

Technology — 4.2%
Semiconductors — 2.3%
Brooks Automation, Inc.	41,500	443,220
Cabot Microelectronics Corp. (a)	20,100	879,978
Intersil Corp. Class A	33,700	430,012
Veeco Instruments, Inc. (a)	23,400	481,104

		2,234,314

Software — 1.9%
Progress Software Corp. (a)	23,700	568,800
SYNNEX Corp.	14,900	1,339,957

		1,908,757

		4,143,071

	Number of Shares	Value
Utilities — 7.6%
Electric — 3.5%
Cleco Corp.	14,450	$754,435
El Paso Electric Co.	24,700	950,950
NorthWestern Corp.	19,500	1,057,875
Portland General Electric Co.	20,100	731,037

		3,494,297

Gas — 4.1%
Atmos Energy Corp.	5,500	346,720
ONE Gas, Inc.	22,100	1,108,757
PNM Resources, Inc.	44,100	1,348,137
Southwest Gas Corp.	10,600	584,696
WGL Holdings, Inc.	9,800	617,302

		4,005,612

		7,499,909

TOTAL COMMON STOCK (Cost $84,193,159)		96,535,338

TOTAL EQUITIES (Cost $84,193,159)		96,535,338

MUTUAL FUNDS — 3.2%
Diversified Financial — 3.2%
State Street Navigator Securities Lending Prime Portfolio (c)	3,199,810	3,199,810
T. Rowe Price Reserve Investment Fund	1,002	1,002

		3,200,812

TOTAL MUTUAL FUNDS (Cost $3,200,812)		3,200,812

TOTAL LONG-TERM INVESTMENTS (Cost $87,393,971)		99,736,150

	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (d)	$2,440,513	2,440,513

TOTAL SHORT-TERM INVESTMENTS (Cost $2,440,513)		2,440,513

TOTAL INVESTMENTS — 103.3% (Cost $89,834,484) (e)		102,176,663

Other Assets/(Liabilities) — (3.3)%		(3,279,189)

NET ASSETS — 100.0%		$98,897,474

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2015, was $3,121,690 or 3.16% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $2,440,515. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $2,489,378.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments

December 31, 2015

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Basic Materials — 2.8%
Chemicals — 2.0%
A. Schulman, Inc.	72,770	$2,229,674
Huntsman Corp.	170,490	1,938,471

		4,168,145

Iron & Steel — 0.8%
Steel Dynamics, Inc.	97,709	1,746,060

		5,914,205

Communications — 6.0%
Internet — 2.1%
CDW Corp.	66,370	2,790,195
Shutterfly, Inc. (a)	37,740	1,681,694

		4,471,889

Media — 1.5%
Cable One, Inc.	3,685	1,598,036
Scholastic Corp.	42,140	1,624,919

		3,222,955

Telecommunications — 2.4%
Finisar Corp. (a)	195,140	2,837,335
Polycom, Inc. (a)	186,610	2,349,420

		5,186,755

		12,881,599

Consumer, Cyclical — 17.2%
Apparel — 1.0%
Crocs, Inc. (a)	210,500	2,155,520

Auto Manufacturers — 1.2%
Oshkosh Corp.	66,230	2,585,619

Automotive & Parts — 3.3%
Dana Holding Corp.	171,893	2,372,124
Lear Corp.	22,846	2,806,174
Tenneco, Inc. (a)	41,931	1,925,052

		7,103,350

Distribution & Wholesale — 2.2%
MRC Global, Inc. (a)	222,980	2,876,442
WESCO International, Inc. (a)	41,580	1,816,214

		4,692,656

Home Builders — 2.5%
Meritage Home Corp. (a)	65,354	2,221,383
PulteGroup, Inc.	169,600	3,022,272

		5,243,655

Retail — 7.0%
Big Lots, Inc.	64,560	2,488,143
Bloomin’ Brands, Inc.	168,990	2,854,241
Caleres, Inc.	58,420	1,566,824

	Number of Shares	Value
The Children’s Place Retail Store, Inc.	51,404	$2,837,501
GameStop Corp. Class A	42,203	1,183,372
The Michaels Cos., Inc. (a)	91,820	2,030,140
Office Depot, Inc. (a)	350,677	1,977,818

		14,938,039

		36,718,839

Consumer, Non-cyclical — 10.2%
Commercial Services — 3.0%
Booz Allen Hamilton Holding Corp.	93,540	2,885,709
Genpact Ltd. (a)	54,887	1,371,077
Quanta Services, Inc. (a)	102,260	2,070,765

		6,327,551

Foods — 2.2%
Dean Foods Co.	88,374	1,515,614
Ingredion, Inc.	34,460	3,302,646

		4,818,260

Health Care – Services — 3.1%
LifePoint Health, Inc. (a)	37,550	2,756,170
Molina Healthcare, Inc. (a)	25,570	1,537,524
WellCare Health Plans, Inc. (a)	30,180	2,360,378

		6,654,072

Household Products — 1.9%
Avery Dennison Corp.	30,995	1,942,147
Helen of Troy Ltd. (a)	21,800	2,054,650

		3,996,797

		21,796,680

Energy — 5.4%
Oil & Gas — 4.4%
Murphy Oil Corp.	113,880	2,556,606
Murphy USA, Inc. (a)	39,460	2,396,800
QEP Resources, Inc.	201,070	2,694,338
SM Energy Co.	89,180	1,753,279

		9,401,023

Oil & Gas Services — 1.0%
RPC, Inc.	172,970	2,066,992

		11,468,015

Financial — 29.9%
Banks — 9.1%
Associated Banc-Corp.	92,907	1,742,006
Comerica, Inc.	72,685	3,040,414
Fulton Financial Corp.	163,970	2,133,250
Huntington Bancshares, Inc.	293,875	3,250,257
Synovus Financial Corp.	68,390	2,214,468
Texas Capital Bancshares, Inc. (a)	36,090	1,783,568
Webster Financial Corp.	61,230	2,277,144
Zions Bancorp	112,935	3,083,125

		19,524,232

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 1.8%
E*TRADE Financial Corp. (a)	81,324	$2,410,443
SLM Corp. (a)	231,501	1,509,387

		3,919,830

Insurance — 11.3%
American Financial Group, Inc.	38,160	2,750,573
Aspen Insurance Holdings Ltd.	68,610	3,313,863
CNO Financial Group, Inc.	171,570	3,275,271
Essent Group Ltd. (a)	106,920	2,340,479
First American Financial Corp.	82,350	2,956,365
The Hanover Insurance Group, Inc.	32,500	2,643,550
StanCorp Financial Group, Inc.	30,510	3,474,479
Validus Holdings Ltd.	71,430	3,306,494

		24,061,074

Real Estate — 1.0%
Realogy Holdings Corp. (a)	57,070	2,092,757

Real Estate Investment Trusts (REITS) — 5.7%
DDR Corp.	118,220	1,990,825
Gramercy Property Trust, Inc.	421,436	3,253,486
LTC Properties, Inc.	64,230	2,770,882
Mid-America Apartment Communities, Inc.	25,270	2,294,769
RLJ Lodging Trust	79,210	1,713,312
STAG Industrial, Inc.	4,797	88,505

		12,111,779

Savings & Loans — 1.0%
First Niagara Financial Group, Inc.	189,468	2,055,728

		63,765,400

Industrial — 15.0%
Aerospace & Defense — 1.0%
Spirit AeroSystems Holdings, Inc. Class A (a)	43,980	2,202,079

Electronics — 5.2%
Avnet, Inc.	63,430	2,717,341
Celestica, Inc. (a)	119,160	1,314,335
Keysight Technologies, Inc. (a)	96,800	2,742,344
TTM Technologies, Inc. (a)	207,976	1,353,924
Vishay Intertechnology, Inc.	251,366	3,028,960

		11,156,904

Engineering & Construction — 4.4%
AECOM (a)	108,443	3,256,543
EMCOR Group, Inc.	57,060	2,741,162
Granite Construction, Inc.	76,525	3,283,688

		9,281,393

Hand & Machine Tools — 1.2%
Regal Beloit Corp.	45,040	2,635,741

Manufacturing — 1.3%
ITT Corp.	73,120	2,655,718

	Number of Shares	Value
Packaging & Containers — 0.8%
Graphic Packaging Holding Co.	134,160	$1,721,273

Transportation — 1.1%
Ryder System, Inc.	41,200	2,341,396

		31,994,504

Technology — 7.5%
Computers — 2.6%
Amdocs Ltd.	45,838	2,501,380
NCR Corp. (a)	124,740	3,051,140

		5,552,520

Semiconductors — 4.1%
Advanced Micro Devices, Inc. (a)	314,070	901,381
Cypress Semiconductor Corp.	252,070	2,472,807
Fairchild Semiconductor International, Inc. (a)	170,050	3,521,735
Lam Research Corp.	22,315	1,772,257

		8,668,180

Software — 0.8%
Verint Systems, Inc. (a)	40,850	1,656,876

		15,877,576

Utilities — 4.2%
Electric — 1.3%
Westar Energy, Inc.	67,270	2,852,921

Gas — 2.9%
PNM Resources, Inc.	110,123	3,366,460
Southwest Gas Corp.	50,570	2,789,441

		6,155,901

		9,008,822

TOTAL COMMON STOCK (Cost $204,670,922)		209,425,640

TOTAL EQUITIES (Cost $204,670,922)		209,425,640

TOTAL LONG-TERM INVESTMENTS (Cost $204,670,922)		209,425,640

	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (b)	$1,551,792	1,551,792

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	1,250	$1,250

TOTAL SHORT-TERM INVESTMENTS (Cost $1,553,042)		1,553,042

TOTAL INVESTMENTS — 99.0% (Cost $206,223,964) (c)		210,978,682

Other Assets/(Liabilities) — 1.0%		2,237,332

NET ASSETS — 100.0%		$213,216,014

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $1,551,793. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $1,587,713.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	90.6%
Bermuda	5.8%
United Kingdom	1.2%
Canada	0.6%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments

December 31, 2015

	Principal Amount	Value
BONDS & NOTES — 102.8%

BANK LOANS — 0.2%
Diversified Financial — 0.2%
Delos Finance SARL, Term Loan B 3.500% 3/06/21	$840,000	$835,650

TOTAL BANK LOANS (Cost $836,370)		835,650

CORPORATE DEBT — 24.2%
Airlines — 0.7%
Continental Airlines Pass Through Trust 7.250% 5/10/21	1,880,557	2,119,388
Northwest Airlines Pass Through Trust 7.041% 10/01/23	384,781	434,802

		2,554,190

Auto Manufacturers — 0.4%
General Motors Financial Co., Inc. 2.750% 5/15/16	750,000	752,193
General Motors Financial Co., Inc. 4.750% 8/15/17	500,000	518,220

		1,270,413

Banks — 3.8%
American Express Centurion Bank 6.000% 9/13/17	750,000	803,356
Bank of America Corp., 3 mo. USD LIBOR + .280%, FRN 0.792% 6/15/16	2,500,000	2,498,840
CIT Group, Inc. (a) 6.625% 4/01/18	350,000	369,250
Citigroup, Inc., 3 mo. USD LIBOR + .960%, FRN 1.280% 7/25/16	2,800,000	2,803,945
Credit Suisse, 3 mo. USD LIBOR + .690%, FRN 1.014% 1/29/18	1,750,000	1,744,267
The Goldman Sachs Group, Inc. 3.750% 5/22/25	600,000	604,001
The Goldman Sachs Group, Inc. 4.750% 10/21/45	500,000	496,689
HBOS PLC (a) 6.750% 5/21/18	1,100,000	1,199,719
JP Morgan Chase & Co., 3 mo. USD LIBOR + .550%, FRN 0.870% 4/25/18	700,000	695,112
Morgan Stanley, 3 mo. USD LIBOR + 1.280%, FRN 1.600% 4/25/18	1,000,000	1,010,681
Royal Bank of Scotland Group PLC 6.400% 10/21/19	750,000	832,109

		13,057,969

	Principal Amount	Value
Biotechnology — 0.3%
Celgene Corp. 5.000% 8/15/45	$400,000	$401,555
Gilead Sciences, Inc. 3.250% 9/01/22	600,000	604,158

		1,005,713

Commercial Services — 0.1%
Catholic Health Initiatives 2.950% 11/01/22	500,000	487,690

Diversified Financial — 7.6%
Capital One Bank USA NA 2.250% 2/13/19	1,000,000	995,605
Federal Home Loan Banks STEP 1.250% 6/28/30	2,010,000	2,002,507
Federal Home Loan Mortgage Corp. 1.250% 10/02/19	700,000	689,649
Federal National Mortgage Association, 1 mo. USD LIBOR + .010%, FRN 0.279% 10/05/17	3,475,000	3,468,865
Ford Motor Credit Co. LLC, 3 mo. USD LIBOR + .450%, FRN 0.794% 11/08/16	1,400,000	1,390,215
GE Capital International Funding Co. (a) 4.418% 11/15/35	780,000	795,976
General Electric Capital Corp. 5.875% 1/14/38	244,000	298,549
The Goldman Sachs Group, Inc. 3.500% 1/23/25	500,000	491,407
The Goldman Sachs Group, Inc. 5.950% 1/18/18	1,750,000	1,884,710
International Lease Finance Corp. (a) 7.125% 9/01/18	1,000,000	1,096,250
JP Morgan Chase & Co., 3 mo. USD LIBOR + .520%, FRN 0.882% 2/15/17	2,700,000	2,698,234
JP Morgan Chase & Co. 5.875% 6/13/16	3,100,000	3,161,182
Macquarie Bank Ltd. (a) 6.625% 4/07/21	975,000	1,092,274
Merrill Lynch & Co., Inc. 6.875% 4/25/18	4,400,000	4,854,331
Morgan Stanley 2.375% 7/23/19	500,000	498,324
Morgan Stanley 5.450% 1/09/17	1,000,000	1,038,048

		26,456,126

Electric — 2.1%
Duquesne Light Holdings, Inc. (a) 6.400% 9/15/20	1,500,000	1,697,936
Florida Power & Light Co. 3.800% 12/15/42	1,200,000	1,136,311

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Jersey Central Power & Light Co. (a) 4.700% 4/01/24	$800,000	$828,841
Jersey Central Power & Light Co. 6.400% 5/15/36	425,000	461,846
MidAmerican Energy Co. 4.800% 9/15/43	1,400,000	1,497,917
Southern California Edison Co. 3.600% 2/01/45	700,000	633,959
Southwestern Electric Power Co. 6.200% 3/15/40	800,000	947,410

		7,204,220

Entertainment — 0.1%
Churchill Downs, Inc. (a) 5.375% 12/15/21	175,000	175,438

Foods — 0.2%
Kraft Heinz Foods Co. (a) 1.600% 6/30/17	558,000	556,383

Gas — 0.9%
CenterPoint Energy Resources Corp. 6.250% 2/01/37	1,095,000	1,211,310
Florida Gas Transmission Co. LLC (a) 7.900% 5/15/19	1,000,000	1,126,742
Southern California Gas Co. 3.750% 9/15/42	1,000,000	932,383

		3,270,435

Health Care – Services — 0.5%
CHS/Community Health Systems, Inc. 5.125% 8/01/21	175,000	174,125
DaVita HealthCare Partners, Inc. 5.000% 5/01/25	415,000	400,475
HCA, Inc. 5.000% 3/15/24	800,000	798,000
Tenet Healthcare Corp., 3 mo. USD LIBOR + 3.500%, FRN (a) 4.012% 6/15/20	350,000	341,250

		1,713,850

Household Products — 0.1%
Spectrum Brands, Inc. (a) 5.750% 7/15/25	340,000	348,500

Insurance — 1.0%
Berkshire Hathaway Finance Corp. 4.300% 5/15/43	500,000	490,337
Berkshire Hathaway Finance Corp. 4.400% 5/15/42	750,000	742,592
Farmers Exchange Capital III, 3 mo. USD LIBOR + 3.454%, VRN (a) 5.454% 10/15/54	970,000	942,723
New York Life Global Funding (a) 1.550% 11/02/18	750,000	743,891

	Principal Amount	Value
Reliance Standard Life Global Funding II (a) 2.150% 10/15/18	$695,000	$690,894

		3,610,437

Lodging — 0.1%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21	345,000	357,506

Media — 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp. 6.500% 4/30/21	475,000	494,000
CCO Safari II LLC (a) 4.464% 7/23/22	875,000	871,946
DISH DBS Corp. 6.750% 6/01/21	170,000	171,275
Neptune Finco Corp. (a) 6.625% 10/15/25	350,000	364,000
Sirius XM Radio, Inc. (a) 4.250% 5/15/20	165,000	166,650
Univision Communications, Inc. (a) 5.125% 5/15/23	170,000	163,625

		2,231,496

Oil & Gas — 0.2%
Noble Energy, Inc. 5.250% 11/15/43	140,000	112,940
Shell International Finance BV 4.375% 5/11/45	415,000	391,788

		504,728

Packaging & Containers — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3 mo. USD LIBOR + 3.000%, FRN (a) 3.512% 12/15/19	200,000	195,500
Ball Corp. 4.375% 12/15/20	350,000	355,469
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750% 10/15/20	345,000	350,930

		901,899

Pharmaceuticals — 0.5%
AbbVie, Inc. 3.600% 5/14/25	500,000	493,468
Actavis Funding SCS 3.800% 3/15/25	250,000	248,723
Actavis Funding SCS 4.750% 3/15/45	600,000	585,027

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Valeant Pharmaceuticals International, Inc. (a) 5.500% 3/01/23	$400,000	$352,000

		1,679,218

Pipelines — 1.0%
Boardwalk Pipelines LLC 5.500% 2/01/17	1,000,000	1,013,232
Energy Transfer Equity LP 5.500% 6/01/27	175,000	133,000
Energy Transfer Partners LP 3.600% 2/01/23	1,250,000	1,028,954
Energy Transfer Partners LP 5.150% 3/15/45	400,000	282,727
Rockies Express Pipeline LLC (a) 5.625% 4/15/20	350,000	322,000
Spectra Energy Partners LP 4.500% 3/15/45	800,000	614,780

		3,394,693

Real Estate — 0.2%
WEA Finance LLC / Westfield UK & Europe Finance PLC (a) 1.750% 9/15/17	550,000	545,281

Real Estate Investment Trusts (REITS) — 1.6%
HCP, Inc. 3.400% 2/01/25	1,000,000	931,482
HCP, Inc. 3.875% 8/15/24	500,000	484,614
Highwoods Realty LP 5.850% 3/15/17	1,000,000	1,042,513
National Retail Properties, Inc. 6.875% 10/15/17	750,000	809,204
Ventas Realty LP 3.500% 2/01/25	1,500,000	1,436,296
Welltower, Inc. 4.000% 6/01/25	830,000	816,443

		5,520,552

Retail — 0.1%
Wal-Mart Stores, Inc. 4.000% 4/11/43	400,000	388,435

Software — 0.6%
First Data Corp. (a) 5.000% 1/15/24	350,000	348,250
Microsoft Corp. 3.125% 11/03/25	1,045,000	1,050,544
Microsoft Corp. 3.750% 2/12/45	635,000	585,098

		1,983,892

Telecommunications — 1.1%
Altice US Finance I Corp. (a) 5.375% 7/15/23	350,000	350,875

	Principal Amount	Value
Sprint Communications, Inc. (a) 9.000% 11/15/18	$400,000	$421,000
T-Mobile USA, Inc. 6.250% 4/01/21	345,000	355,350
Verizon Communications, Inc., 3 mo. USD LIBOR + 1.530%, FRN 2.042% 9/15/16	1,000,000	1,006,123
Verizon Communications, Inc., 3 mo. USD LIBOR + 1.750%, FRN 2.252% 9/14/18	200,000	204,787
Verizon Communications, Inc. 2.500% 9/15/16	1,509,000	1,520,775

		3,858,910

Transportation — 0.1%
Burlington Northern Santa Fe LLC 4.150% 4/01/45	525,000	475,822

TOTAL CORPORATE DEBT (Cost $85,457,916)		83,553,796

MUNICIPAL OBLIGATIONS — 1.0%
City of New York NY 5.206% 10/01/31	750,000	908,527
Los Angeles Community College District BAB 6.750% 8/01/49	900,000	1,272,753
New York City Water & Sewer System 5.882% 6/15/44	315,000	409,034
New York State Dormitory Authority 5.289% 3/15/33	750,000	874,680

		3,464,994

TOTAL MUNICIPAL OBLIGATIONS (Cost $3,138,067)		3,464,994

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 21.2%
Automobile ABS — 0.7%
Honda Auto Receivables Owner Trust, Series 2015-4, Class A2 0.820% 7/23/18	870,000	866,528
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A 0.870% 11/15/18	870,000	866,777
Toyota Auto Receivables Owner Trust, Series 2014-A, Class A3 0.670% 12/15/17	749,035	748,288

		2,481,593

Commercial MBS — 2.0%
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A (a) 2.959% 12/10/30	375,000	369,042

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA, VRN (a) 7.892% 2/24/51	$796,640	$815,468
GS Mortgage Securities Trust, Series 2011-GC3, Class A3 (a) 4.473% 3/10/44	1,570,000	1,574,835
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	1,161,384	1,162,740
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A2 (a) 3.616% 11/15/43	1,200,000	1,226,175
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2 (a) 3.673% 2/15/46	185,982	187,560
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class A1 (a) 3.853% 6/15/43	42,182	42,247
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2 (a) 4.393% 11/15/43	500,000	533,710
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A4, VRN (a) 4.902% 6/15/44	800,000	883,781

		6,795,558

Credit Card ABS — 0.5%
Chase Issuance Trust, Series 2015-A6, Class A6, 1 mo. LIBOR + .250%, FRN 0.581% 5/15/19	865,000	863,865
Citibank Credit Card Issuance Trust, Series 2014-A3, Class A3, 1 mo. LIBOR + .200%, FRN 0.487% 5/09/18	865,000	864,583

		1,728,448

Home Equity ABS — 1.4%
Bear Stearns I Trust, Series 2006-HE1, Class 1M1, 1 mo. USD LIBOR + .410%, FRN 0.832% 12/25/35	2,000,000	1,925,731
New Century Home Equity Loan Trust, Series 2005-2, Class M1, 1 mo. USD LIBOR + .430%, FRN 0.852% 6/25/35	1,291,675	1,290,850
Wells Fargo Home Equity Trust, Series 2004-2, Class M3, 1 mo. USD LIBOR + 1.050%, FRN 1.271% 10/25/34	1,958,072	1,825,508

		5,042,089

	Principal Amount	Value
Other ABS — 2.8%
Blue Hill CLO Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 1.801% 1/15/26	$950,000	$935,668
Cedar Funding CLO Ltd., Series 2014-3A, Class A1, 3 mo. USD LIBOR + 1.530%, FRN (a) 1.900% 5/20/26	1,175,000	1,161,341
Countrywide Asset-Backed Certificates, Series 2006-15, Class A3, VRN 5.049% 10/25/46	2,232,851	2,097,704
First Frankin Mortgage Loan Trust, Series 2005-FF7, Class M2, 1 mo. USD LIBOR + .470%, FRN 0.892% 7/25/35	1,006,274	963,843
Magnetite CLO Ltd., Series 2015-12A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 1.821% 4/15/27	1,060,000	1,052,923
RAMP Trust, Series 2005-RS2, Class M2, 1 mo. USD LIBOR + .480%, FRN 0.902% 2/25/35	1,349,706	1,345,186
Saxon Asset Securities Trust, Series 2005-1, Class M1, 1 mo. USD LIBOR + .690%, FRN 1.112% 5/25/35	1,058,495	1,017,494
Voya CLO Ltd., Series 2015-1A, Class A1, 3 mo. USD LIBOR + 1.480%, FRN (a) 1.795% 4/18/27	1,020,000	1,008,782

		9,582,941

Student Loans ABS — 6.7%
Access Group, Inc., Series 2015-1, Class A Series 2015-1, Class A, Series 2015-1, Class A1, 1 mo. LIBOR + .700%, FRN (a) 0.921% 7/25/56	1,277,764	1,240,507
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A4, 3 mo. LIBOR + .200%, FRN 0.803% 3/28/35	1,500,000	1,389,072
Nelnet Student Loan Trust, Series 2015-1A, Class A, 1 mo. LIBOR + .590%, FRN (a) 0.811% 4/25/41	1,932,411	1,876,207
Nelnet Student Loan Trust, Series 2015-3A, Class A2, 1 mo. LIBOR + .600%, FRN (a) 0.821% 2/26/46	2,075,000	2,002,361

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pennsylvania Higher Education Assistance Agency, Series 2013-3A, Class A, 1 mo. LIBOR + .750%, FRN (a) 0.971% 11/25/42	$1,806,993	$1,747,635
SLC Student Loan Trust, Series 2006-2, Class A6, 3 mo. LIBOR + .160%, FRN 0.672% 9/15/39	2,300,000	1,965,277
SLC Student Loan Trust, Series 2005-2, Class B, 3 mo. LIBOR + .280%, FRN 0.792% 3/15/40	432,329	367,454
SLM Student Loan Trust, Series 2007-1, Class A5, 3 mo. LIBOR + .090%, FRN 0.410% 1/26/26	2,140,000	2,041,421
SLM Student Loan Trust, Series 2005-4, Class B, 3 mo. LIBOR + .180%, FRN 0.500% 7/25/40	227,028	190,957
SLM Student Loan Trust, Series 2005-9, Class B, 3 mo. LIBOR + .300%, FRN 0.620% 1/25/41	220,419	184,187
SLM Student Loan Trust, Series 2007-6, Class A4, 3 mo. LIBOR + .380%, FRN 0.700% 10/25/24	2,120,000	2,012,651
SLM Student Loan Trust, Series 2012-1, Class A2, 1 mo. LIBOR + .450%, FRN 0.872% 11/25/20	1,186,343	1,183,894
SLM Student Loan Trust, Series 2011-1, Class A1, 1 mo. LIBOR + .520%, FRN 0.942% 3/25/26	1,485,422	1,467,047
SLM Student Loan Trust, Series 2012-2, Class A, 1 mo. LIBOR + .700%, FRN 1.122% 1/25/29	1,764,324	1,721,887
SLM Student Loan Trust, Series 2007-6, Class B, 3 mo. LIBOR + .850%, FRN 1.170% 4/27/43	623,940	519,730
SLM Student Loan Trust, Series 2007-8, Class B, 3 mo. LIBOR + 1.000% , FRN 1.320% 4/27/43	215,084	181,731
SLM Student Loan Trust, Series 2008-9, Class A, 3 mo. LIBOR + 1.500% , FRN 1.820% 4/25/23	1,721,236	1,721,821

	Principal Amount	Value
SLM Student Loan Trust, Series 2008-5, Class B, 3 mo. LIBOR + 1.850% , FRN 2.170% 7/25/29	$700,000	$646,089
SLM Student Loan Trust, Series 2008-9, Class B, 3 mo. LIBOR + 2.250% , FRN 2.570% 10/25/29	680,000	635,072

		23,095,000

WL Collateral CMO — 7.1%
Banc of America Funding Ltd., Series 2012-R5, Class A, 1 mo. LIBOR + .260%, FRN (a) 0.503% 10/03/39	444,507	442,132
Chase Mortgage Finance Corp., Series 2006-A1, Class 4A1, FRN 5.413% 9/25/36	60,392	52,437
Chase Mortgage Finance Trust, Series 2007-A1, Class 11A4, FRN 2.464% 3/25/37	1,041,705	927,956
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 1 year CMT + 2.400%, FRN 2.730% 10/25/35	1,472,525	1,441,197
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1, FRN 2.739% 11/25/35	1,800,891	1,644,354
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1, FRN 2.746% 9/25/35	375,807	375,506
Impac CMB Trust, Series 2005-1, Class 1A1, 1 mo. USD LIBOR + .520%, FRN 0.942% 4/25/35	1,961,678	1,740,734
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 1A3, 1 mo. USD LIBOR + .270%, FRN 0.692% 10/25/36	2,935,806	1,905,574
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1, FRN 2.843% 10/25/35	1,929,408	1,583,039
JP Morgan Alternative Loan Trust, Series 2005-A2, Class 1A1, 1 mo. USD LIBOR + .520%, FRN 0.741% 1/25/36	350,015	314,167
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A, 12 mo. MTA .840%, FRN (a) 1.083% 11/26/46	1,880,604	1,818,809

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1, 1 mo. LIBOR + 1.070% , FRN 1.266% 2/25/35	$3,200,000	$2,946,543
Nomura Resecuritization Trust, Series 2015-1R, Class 6A1, 1 mo. USD LIBOR + .210%, FRN (a) 0.417% 5/26/47	1,376,855	1,335,381
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1APT, 1 mo. USD LIBOR + .280%, FRN 0.501% 12/25/35	847,220	731,580
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + .290%, FRN 0.511% 10/25/45	1,651,061	1,531,592
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21, 1 mo. USD LIBOR + .330%, FRN 0.551% 1/25/45	1,553,483	1,425,197
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1 Class 3A2 5.750% 2/25/36	1,922,960	1,708,147
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 3A1, FRN 2.692% 4/25/36	1,862,942	1,774,886
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 1A1, FRN 2.703% 7/25/36	436,198	419,976
Wells Fargo Mortgage Backed Securities Trust, Series 2004-DD, Class 2A6, FRN 2.807% 1/25/35	607,090	604,235

		24,723,442

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $73,920,990)		73,449,071

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 27.9%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series KS03, Class A4 3.161% 5/25/25	340,000	342,313

	Principal Amount	Value
Pass-Through Securities — 27.8%
Federal Home Loan Mortgage Corp.
Pool #G18568 2.500% 9/01/30	$1,954,349	$1,973,435
Pool #G18565 3.000% 8/01/30	1,048,225	1,081,391
Pool #G08653 3.000% 7/01/45	1,775,400	1,774,221
Pool #G08680 3.000% 12/01/45	565,000	564,448
Pool #U99114 3.500% 2/01/44	2,141,099	2,209,932
Pool #G07848 3.500% 4/01/44	3,635,562	3,767,209
Pool #G07924 3.500% 1/01/45	3,775,363	3,899,684
Pool #G60023 3.500% 4/01/45	3,762,705	3,896,016
Pool #G08641 3.500% 5/01/45	3,596,413	3,704,165
Pool #G08650 3.500% 6/01/45	2,713,870	2,795,180
Pool #G60238 3.500% 10/01/45	1,005,640	1,038,441
Pool #G08671 3.500% 10/01/45	1,927,340	1,985,084
Pool #G08669 4.000% 9/01/45	1,618,221	1,711,711
Pool #G08672 4.000% 10/01/45	1,625,303	1,719,202
Pool #G08677 4.000% 11/01/45	1,610,539	1,703,585
Federal National Mortgage Association
Pool #AM0359 2.310% 8/01/22	500,000	492,132
Pool #AM0992 2.340% 11/01/22	820,000	805,097
Pool #AM1402 2.420% 11/01/22	945,000	933,193
Pool #AM0827 2.600% 11/01/22	1,020,371	1,025,945
Pool #AM2808 2.700% 3/01/23	375,000	376,760
Pool #AL6829 2.966% 5/01/27	1,383,219	1,362,052
Pool #MA1607 3.000% 10/01/33	1,045,572	1,071,670
Pool #AB4262 3.500% 1/01/32	1,160,859	1,214,141
Pool #MA1512 3.500% 7/01/33	528,347	551,937
Pool #MA1148 3.500% 8/01/42	3,476,572	3,588,339

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #469621 3.650% 11/01/21	$1,628,383	$1,732,178
Pool #AM4108 3.850% 8/01/25	386,712	413,045
Pool #AM4109 3.850% 8/01/25	430,218	459,513
Pool #466960 3.890% 12/01/20	1,164,144	1,247,253
Pool #466919 3.930% 1/01/21	1,498,462	1,608,628
Pool #AM4236 3.940% 8/01/25	639,658	687,726
Pool #468551 3.980% 7/01/21	1,230,000	1,329,822
Pool #AM5165 4.080% 1/01/29	662,047	713,978
Pool #931504 4.500% 7/01/39	161,364	176,026
Pool #986268 5.000% 7/01/38	2,160	2,380
Pool #AB0057 5.000% 4/01/39	1,605,279	1,770,071
Pool #AD6374 5.000% 5/01/40	60,937	67,164
Pool #AE6338 5.000% 11/01/40	70,996	78,284
Pool #AI2733 5.000% 5/01/41	493,527	545,039
Pool #977014 5.500% 5/01/38	68,970	77,376
Pool #985524 5.500% 6/01/38	55,739	62,045
Pool #988578 5.500% 8/01/38	478,210	534,699
Pool #995482 5.500% 1/01/39	312,406	350,382
Federal National Mortgage Association TBA
Pool #3348 2.500% 3/01/28 (b)	2,605,000	2,625,759
Pool #4241 3.000% 12/01/42 (b)	5,230,000	5,228,774
Pool #1963 3.500% 7/01/43 (b)	10,415,000	10,742,910
Pool #9174 4.000% 9/01/42 (b)	2,260,000	2,391,010
Pool #18718 4.500% 5/01/40 (b)	3,250,000	3,510,000
Government National Mortgage Association II
Pool #MA3033 3.000% 8/20/45	3,356,876	3,404,737

	Principal Amount	Value
Pool #MA2961 3.500% 7/20/45	$1,798,853	$1,877,131
Pool #MA3173 3.500% 10/20/45	1,203,904	1,256,669
Pool #MA3310 3.500% 12/20/45	315,000	328,806
Pool #MA3106 4.000% 9/20/45	2,316,442	2,464,025
Government National Mortgage Association II TBA
Pool #207 3.500% 12/01/43 (b)	3,950,000	4,117,875
Pool #872 4.500% 3/01/41 (b)	1,000,000	1,074,375

		96,122,650

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $97,030,401)		96,464,963

U.S. TREASURY OBLIGATIONS — 28.3%
U.S. Treasury Bonds & Notes — 28.3%
U.S. Treasury Bond 3.000% 11/15/45	7,910,000	7,891,616
U.S. Treasury Inflation Index 0.125% 4/15/16	1,169,109	1,164,558
U.S. Treasury Inflation Index 0.125% 7/15/24	3,265,444	3,101,281
U.S. Treasury Inflation Index 0.250% 1/15/25	4,543,869	4,337,087
U.S. Treasury Inflation Index 0.750% 2/15/45	4,035,030	3,518,986
U.S. Treasury Inflation Index 1.375% 2/15/44	4,245,363	4,320,540
U.S. Treasury Inflation Index 2.500% 7/15/16	688,966	700,063
U.S. Treasury Note 0.750% 10/31/17	10,105,000	10,050,528
U.S. Treasury Note 0.750% 12/31/17	100,000	99,320
U.S. Treasury Note 0.875% 11/15/17	16,500,000	16,443,522
U.S. Treasury Note 1.000% 12/31/17	5,270,000	5,263,412
U.S. Treasury Note 1.375% 10/31/20	5,370,000	5,275,448
U.S. Treasury Note 1.625% 11/30/20	4,960,000	4,930,841
U.S. Treasury Note 1.750% 12/31/20	5,425,000	5,420,762
U.S. Treasury Note 2.125% 9/30/21	12,895,000	13,030,247

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 2.250% 11/15/25	$12,285,000	$12,257,886

		97,806,097

TOTAL U.S. TREASURY OBLIGATIONS (Cost $99,269,003)		97,806,097

TOTAL BONDS & NOTES (Cost $359,652,747)		355,574,571

TOTAL LONG-TERM INVESTMENTS (Cost $359,652,747)		355,574,571

SHORT-TERM INVESTMENTS — 6.2%
Discount Notes — 1.2%
Federal Home Loan Bank Discount Note 0.010% 1/15/16	2,380,000	2,379,890
Federal Home Loan Mortgage Discount Note 0.010% 3/08/16	1,910,000	1,908,982

		4,288,872

Repurchase Agreement — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/15, 0.010%, due 1/04/16 (c)	1,444,482	1,444,482

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/04/16	7,633	7,633

U.S. Treasury Bills — 4.6%
U.S. Treasury Bill (d) 0.000% 1/07/16	110,000	109,999
U.S. Treasury Bill 0.000% 2/25/16	125,000	124,985
U.S. Treasury Bill 0.000% 3/03/16	2,330,000	2,329,590
U.S. Treasury Bill 0.000% 3/03/16	1,790,000	1,789,685
U.S. Treasury Bill 0.000% 4/07/16	2,140,000	2,139,161
U.S. Treasury Bill 0.000% 4/07/16	9,505,000	9,501,275

		15,994,695

Value
TOTAL SHORT-TERM INVESTMENTS (Cost $21,734,992)	$21,735,682

TOTAL INVESTMENTS — 109.0% (Cost $381,387,739) (e)	377,310,253

Other Assets/(Liabilities) — (9.0)%	(31,221,302)

NET ASSETS — 100.0%	$346,088,951

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $37,524,498 or 10.84% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	Maturity value of $1,444,484. Collateralized by U.S. Government Agency obligations with a rate of 2.120%, maturity date of 11/07/22, and an aggregate market value, including accrued interest, of $1,475,005.
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2015

	MML Blue Chip Growth Fund	MML Equity Income Fund
Assets:
Investments, at value (Note 2) (a)	$431,125,423	$464,343,637
Repurchase agreements, at value (b)	886,244	8,266,498
Other short-term investments, at value (Note 2) (c)	-	49,852

Total investments (d)	432,011,667	472,659,987

Foreign currency, at value (e)	3,448	8
Receivables from:
Investments sold	671,512	1,999,794
Fund shares sold	77,534	632,560
Interest and dividends	203,162	905,094
Foreign taxes withheld	1,382	-

Total assets	432,968,705	476,197,443

Liabilities:
Payables for:
Investments purchased	255,117	366,806
Fund shares repurchased	1,145,752	2,748,735
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	72,441	116,600
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	274,381	304,560
Administration fees	-	-
Service fees	25,641	39,943
Accrued expense and other liabilities	55,264	60,044

Total liabilities	1,828,596	3,636,688

Net assets	$431,140,109	$472,560,755

Net assets consist of:
Paid-in capital	$237,232,610	$346,979,343
Undistributed (accumulated) net investment income (loss)	(69,942)	9,649,862
Accumulated net realized gain (loss) on investments and foreign currency transactions	48,592,857	43,648,183
Net unrealized appreciation (depreciation) on investments and foreign currency translations	145,384,584	72,283,367

Net assets	$431,140,109	$472,560,755

(a) Cost of investments:	$285,740,860	$392,057,359
(b) Cost of repurchase agreements:	$886,244	$8,266,498
(c) Cost of other short-term investments:	$-	$49,852
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$3,357	$8

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$448,254,236	$138,592,401	$365,601,521	$184,106,131	$219,935,332
1,913,784	15,870,322	12,373,678	2,257,151	5,937,899
609,998	-	-	-	9,788

450,778,018	154,462,723	377,975,199	186,363,282	225,883,019

-	-	6	-	-

-	141,278	-	310,675	70,894
463,371	38,695	2,294,158	76,787	51,133
600,715	32,204	522,228	96,366	305,639
-	-	342,163	4,045	37,679

451,842,104	154,674,900	381,133,754	186,851,155	226,348,364

58,678	-	-	560,171	1,191,698
607,568	47,121	26,394	52,249	76,679
-	-	22,186,164	-	-
151,144	18,405	82,817	24,196	28,843
28,800	-	-	-	-

38,497	92,969	272,917	98,580	115,098
50,211	19,922	-	23,850	28,775
24,569	4,347	7,360	1,796	4,423
53,457	32,548	89,551	41,187	37,356

1,012,924	215,312	22,665,203	802,029	1,482,872

$450,829,180	$154,459,588	$358,468,551	$186,049,126	$224,865,492

$251,604,556	$126,398,759	$367,046,330	$132,353,262	$163,793,401
7,900,197	2,287,193	6,846,380	1,213,633	3,401,647
3,530,454	9,986,109	(10,030,461)	20,695,532	16,994,937
187,793,973	15,787,527	(5,393,698)	31,786,699	40,675,507

$450,829,180	$154,459,588	$358,468,551	$186,049,126	$224,865,492

$260,463,329	$122,804,874	$370,957,170	$152,319,432	$179,256,975
$1,913,784	$15,870,322	$12,373,678	$2,257,151	$5,937,899
$610,181	$-	$-	$-	$9,788
$-	$-	$21,427,551	$-	$-
$-	$-	$6	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2015

	MML Blue Chip Growth Fund	MML Equity Income Fund
Initial Class shares:
Net assets	$388,654,355	$409,297,762

Shares outstanding (a)	24,618,792	36,260,538

Net asset value, offering price and redemption price per share	$15.79	$11.29

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class III shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$42,485,754	$63,262,993

Shares outstanding (a)	2,745,566	5,649,555

Net asset value, offering price and redemption price per share	$15.47	$11.20

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$-	$-	$347,072,319	$-	$-

-	-	36,587,173	-	-

$-	$-	$9.49	$-	$-

$74,631,425	$-	$-	$-	$-

3,013,940	-	-	-	-

$24.76	$-	$-	$-	$-

$164,515,218	$147,436,422	$-	$183,094,390	$217,108,609

6,634,985	12,138,506	-	14,617,680	15,290,680

$24.80	$12.15	$-	$12.53	$14.20

$172,991,753	$-	$-	$-	$-

6,982,458	-	-	-	-

$24.78	$-	$-	$-	$-

$-	$-	$11,396,232	$-	$-

-	-	1,208,737	-	-

$-	$-	$9.43	$-	$-

$38,690,784	$7,023,166	$-	$2,954,736	$7,756,883

1,601,190	582,467	-	238,107	551,919

$24.16	$12.06	$-	$12.41	$14.05

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2015

	MML Global Fund	MML Growth & Income Fund
Assets:
Investments, at value (Note 2) (a)	$250,643,772	$124,893,111
Repurchase agreements, at value (b)	3,229,450	685,695
Other short-term investments, at value (Note 2) (c)	16,949	6,186

Total investments (d)	253,890,171	125,584,992

Foreign currency, at value (e)	7,895	21
Receivables from:
Investments sold	153	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	78,783	1,444
Interest and dividends	239,206	117,183
Foreign taxes withheld	188,741	-

Total assets	254,404,949	125,703,640

Liabilities:
Payables for:
Investments purchased	32	-
Written options outstanding, at value (Note 2) (f)	-	-
Fund shares repurchased	67,387	187,644
Securities on loan (Note 2)	2,755,916	-
Trustees’ fees and expenses (Note 3)	30,436	42,930
Affiliates (Note 3):
Investment advisory fees	128,938	53,690
Administration fees	32,235	-
Service fees	6,554	11,820
Accrued expense and other liabilities	53,956	32,793

Total liabilities	3,075,454	328,877

Net assets	$251,329,495	$125,374,763

Net assets consist of:
Paid-in capital	$194,888,442	$112,206,841
Undistributed (accumulated) net investment income (loss)	2,874,790	1,261,906
Accumulated net realized gain (loss) on investments and foreign currency transactions	19,555,215	(19,327,155)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	34,011,048	31,233,171

Net assets	$251,329,495	$125,374,763

(a) Cost of investments:	$216,617,010	$93,659,940
(b) Cost of repurchase agreements:	$3,229,450	$685,695
(c) Cost of other short-term investments:	$16,949	$6,186
(d) Securities on loan with market value of:	$2,698,231	$-
(e) Cost of foreign currency:	$8,075	$21
(f) Premiums on written options:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$230,711,107	$165,161,603	$215,059,840	$193,265,179	$451,015,108
7,921,616	5,488,192	8,472,833	4,601,734	18,076,168
-	-	13,004	2,316	12,547

238,632,723	170,649,795	223,545,677	197,869,229	469,103,823

1,549	178	-	-	-

362,905	-	2,402,178	-	-
-	203,703	-	-	-
-	21,050	-	-	-
45,156	24,803	68,889	430,787	69,837
385,185	143,410	174,135	257,329	151,194
6,975	263,470	12,695	1,257	-

239,434,493	171,306,409	226,203,574	198,558,602	469,324,854

341,931	352,349	8,092,583	-	174,353
-	-	-	2,388,480	-
195,913	25,124	113,496	350,216	1,304,067
-	5,107,161	-	-	25,109,498
43,785	7,641	36,640	76,644	83,642

132,464	113,742	120,916	124,754	290,458
-	21,326	-	-	-
10,483	837	2,044	20,932	41,955
40,789	82,101	37,910	84,735	56,874

765,365	5,710,281	8,403,589	3,045,761	27,060,847

$238,669,128	$165,596,128	$217,799,985	$195,512,841	$442,264,007

$174,788,877	$186,480,865	$163,993,221	$137,155,292	$263,655,494
4,517,405	3,017,091	195,662	2,763,852	(682,055)
22,376,511	(551,866)	16,173,859	33,577,741	56,241,831
36,986,335	(23,349,962)	37,437,243	22,015,956	123,048,737

$238,669,128	$165,596,128	$217,799,985	$195,512,841	$442,264,007

$193,724,700	$188,677,141	$177,622,597	$173,635,573	$327,966,372
$7,921,616	$5,488,192	$8,472,833	$4,601,734	$18,076,168
$-	$-	$13,004	$2,316	$12,547
$-	$4,904,742	$-	$-	$24,561,189
$1,556	$178	$-	$-	$-
$-	$-	$-	$4,774,926	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2015

	MML Global Fund	MML Growth & Income Fund
Initial Class shares:
Net assets	$-	$106,578,014

Shares outstanding (a)	-	8,088,256

Net asset value, offering price and redemption price per share	$-	$13.18

Class I shares:
Net assets	$224,807,737	$-

Shares outstanding (a)	19,156,601	-

Net asset value, offering price and redemption price per share	$11.74	$-

Class II shares:
Net assets	$15,876,186	$-

Shares outstanding (a)	1,330,867	-

Net asset value, offering price and redemption price per share	$11.93	$-

Service Class shares:
Net assets	$-	$18,796,749

Shares outstanding (a)	-	1,434,898

Net asset value, offering price and redemption price per share	$-	$13.10

Service Class I shares:
Net assets	$10,645,572	$-

Shares outstanding (a)	914,168	-

Net asset value, offering price and redemption price per share	$11.65	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$221,763,168	$-	$214,298,900	$162,332,407	$375,328,084

19,535,185	-	18,322,750	11,374,624	24,210,171

$11.35	$-	$11.70	$14.27	$15.50

$-	$-	$-	$-	$-

-	-	-	-	-

$-	$-	$-	$-	$-

$-	$164,083,111	$-	$-	$-

-	18,624,986	-	-	-

$-	$8.81	$-	$-	$-

$16,905,960	$-	$3,501,085	$33,180,434	$66,935,923

1,502,200	-	304,913	2,340,508	4,415,152

$11.25	$-	$11.48	$14.18	$15.16

$-	$1,513,017	$-	$-	$-

-	172,310	-	-	-

$-	$8.78	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2015

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Assets:
Investments, at value (Note 2) (a)	$450,448,854	$216,134,415
Repurchase agreements, at value (b)	11,061,803	6,151,386
Other short-term investments, at value (Note 2) (c)	-	5,950

Total investments (d)	461,510,657	222,291,751

Foreign currency, at value (e)	-	5
Receivables from:
Investments sold	716,285	480,916
Investments sold on a when-issued basis (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	34,027	-
Investment adviser (Note 3)	-	-
Fund shares sold	40,811	2,108,128
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	985,662	174,840
Foreign taxes withheld	1,461	-

Total assets	463,288,903	225,055,640

Liabilities:
Payables for:
Investments purchased	538,789	471,179
Open forward foreign currency contracts (Note 2)	64,070	-
Fund shares repurchased	1,295,763	18,380
Investments purchased on a when-issued basis (Note 2)	-	-
Securities on loan (Note 2)	-	17,995,978
Investment advisory fees	-	-
Trustees’ fees and expenses (Note 3)	104,221	73,016
Affiliates (Note 3):
Investment advisory fees	332,069	182,340
Administration fees	-	-
Service fees	20,766	7,047
Due to custodian	-	73
Accrued expense and other liabilities	63,565	43,833

Total liabilities	2,419,243	18,791,846

Net assets	$460,869,660	$206,263,794

Net assets consist of:
Paid-in capital	$408,445,232	$169,593,196
Undistributed (accumulated) net investment income (loss)	8,320,913	(71,739)
Accumulated net realized gain (loss) on investments and foreign currency transactions	40,875,941	32,740,405
Net unrealized appreciation (depreciation) on investments and foreign currency translations	3,227,574	4,001,932

Net assets	$460,869,660	$206,263,794

(a) Cost of investments:	$447,190,472	$212,131,988
(b) Cost of repurchase agreements:	$11,061,803	$6,151,386
(c) Cost of other short-term investments:	$-	$5,950
(d) Securities on loan with market value of:	$-	$17,566,369
(e) Cost of foreign currency:	$-	$5

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$99,736,150	$209,425,640	$355,574,571
2,440,513	1,551,792	1,444,482
-	1,250	20,291,200

102,176,663	210,978,682	377,310,253

-	-	-

240,197	363,952	-
-	-	2,794,674
-	-	-
1	-	-
77,127	1,879,323	81,638
-	-	13,926
157,592	244,729	1,401,604
-	-	-

102,651,580	213,466,686	381,602,095

397,844	-	2,600,334
-	-	-
19,644	14,818	85,890
-	-	32,523,160
3,199,810	-	-
-	-	11,672
18,516	50,524	48,514

68,570	136,689	132,556
12,856	-	44,185
6,946	10,070	10,405
-	-	-
29,920	38,571	56,428

3,754,106	250,672	35,513,144

$98,897,474	$213,216,014	$346,088,951

$72,907,032	$193,323,143	$345,271,142
604,429	1,171,178	6,160,640
13,043,834	13,966,975	(1,238,333)
12,342,179	4,754,718	(4,104,498)

$98,897,474	$213,216,014	$346,088,951

$87,393,971	$204,670,922	$359,652,747
$2,440,513	$1,551,792	$1,444,482
$-	$1,250	$20,290,510
$3,121,690	$-	$-
$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2015

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Initial Class shares:
Net assets	$427,919,995	$194,888,801

Shares outstanding (a)	39,830,679	14,427,576

Net asset value, offering price and redemption price per share	$10.74	$13.51

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$32,949,665	$11,374,993

Shares outstanding (a)	3,103,954	871,502

Net asset value, offering price and redemption price per share	$10.62	$13.05

Service ClassI shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$-	$197,296,974	$-

-	17,403,672	-

$-	$11.34	$-

$88,068,058	$-	$328,928,289

5,919,457	-	32,280,949

$14.88	$-	$10.19

$-	$15,919,040	$-

-	1,415,433	-

$-	$11.25	$-

$10,829,416	$-	$17,160,662

742,571	-	1,696,775

$14.58	$-	$10.11

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2015

	MML Blue Chip Growth Fund	MML Equity Income Fund
Investment income (Note 2):
Dividends (a)	$3,123,526	$13,905,781
Interest	176	4,632
Securities lending net income	-	-

Total investment income	3,123,702	13,910,413

Expenses (Note 3):
Investment advisory fees	3,212,579	3,804,357
Custody fees	54,119	50,640
Audit fees	34,643	34,084
Legal fees	3,730	4,359
Proxy fees	1,033	1,033
Shareholder reporting fees	49,092	53,148
Trustees’ fees	26,200	31,407

	3,381,396	3,979,028
Administration fees:
Class I	-	-
Class II	-	-
Class III	-	-
Service Class I	-	-
Service fees:
Service Class	91,374	157,683
Service Class I	-	-

Total expenses	3,472,770	4,136,711
Expenses waived (Note 3):
Class II administrative fees waived	-	-
Class III administrative fees waived	-	-

Net expenses	3,472,770	4,136,711

Net investment income (loss)	(349,068)	9,773,702

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	50,460,781	48,050,464
Futures contracts	-	-
Foreign currency transactions	(5,240)	(6,761)

Net realized gain (loss)	50,455,541	48,043,703

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(4,300,500)	(93,039,893)
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	(469)	(2,210)

Net change in unrealized appreciation (depreciation)	(4,300,969)	(93,042,103)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	46,154,572	(44,998,400)

Net increase (decrease) in net assets resulting from operations	$45,805,504	$(35,224,698)

(a) Net of foreign withholding tax of:	$1,685	$122,142

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$9,317,100	$3,776,165	$10,522,127	$2,889,654	$5,214,871
460	1,450	1,501	97	563
-	-	337,078	-	-

9,317,560	3,777,615	10,860,706	2,889,751	5,215,434

441,495	1,161,987	3,385,392	1,275,224	1,396,473
40,019	13,278	191,273	42,425	20,248
34,652	33,859	45,215	33,884	33,903
3,840	1,403	3,168	1,682	1,933
1,033	1,033	1,033	1,033	1,033
46,037	19,310	44,630	23,556	25,246
26,802	10,060	23,418	12,120	13,796

593,878	1,240,930	3,694,129	1,389,924	1,492,632

240,188	-	-	-	-
246,530	206,880	-	256,716	294,630
28,689	-	-	-	-
109,115	9,599	-	3,520	8,402

-	-	29,611	-	-
90,930	18,042	-	6,512	15,595

1,309,330	1,475,451	3,723,740	1,656,672	1,811,259

(24,769)	-	-	-	-
(28,689)	-	-	-	-

1,255,872	1,475,451	3,723,740	1,656,672	1,811,259

8,061,688	2,302,164	7,136,966	1,233,079	3,404,175

11,080,946	10,037,468	6,655,558	20,689,392	17,027,406
75,894	-	-	-	-
-	-	(208,102)	-	(4,116)

11,156,840	10,037,468	6,447,456	20,689,392	17,023,290

(14,511,934)	(27,280,097)	(30,297,797)	(9,853,074)	(27,342,575)
(138,825)	-	-	-	-
-	-	(23,678)	-	345

(14,650,759)	(27,280,097)	(30,321,475)	(9,853,074)	(27,342,230)

(3,493,919)	(17,242,629)	(23,874,019)	10,836,318	(10,318,940)

$4,567,769	$(14,940,465)	$(16,737,053)	$12,069,397	$(6,914,765)

$665	$-	$981,906	$6,213	$32,222

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2015

	MML Global Fund	MML Growth & Income Fund
Investment income (Note 2):
Dividends (a)	$5,079,336	$2,110,683
Interest	335	91
Securities lending net income	107,682	-

Total investment income	5,187,353	2,110,774

Expenses (Note 3):
Investment advisory fees	1,575,550	669,299
Custody fees	83,582	19,574
Audit fees	42,166	33,845
Legal fees	2,366	1,153
Proxy fees	1,033	1,033
Shareholder reporting fees	33,233	20,339
Trustees’ fees	16,244	8,231

	1,754,174	753,474
Administration fees:
Class I	453,032	-
Class II	27,445	-
Service Class I	19,035	-
Service fees:
Service Class	-	48,080
Service Class I	24,916	-

Total expenses	2,278,602	801,554
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(31,509)	-
Class II fees reimbursed by adviser	(2,339)	-
Service Class I fees reimbursed by adviser	(1,283)	-

Net expenses	2,243,471	801,554

Net investment income (loss)	2,943,882	1,309,220

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	19,629,816	11,756,662
Written options	-	-
Foreign currency transactions	(37,959)	(2,859)

Net realized gain (loss)	19,591,857	11,753,803

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(25,736,031)	(12,364,594)
Written options	-	-
Translation of assets and liabilities in foreign currencies	30,265	436

Net change in unrealized appreciation (depreciation)	(25,705,766)	(12,364,158)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(6,113,909)	(610,355)

Net increase (decrease) in net assets resulting from operations	$(3,170,027)	$698,865

(a) Net of foreign withholding tax of:	$244,593	$17,630

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$6,295,524	$4,240,879	$1,840,613	$5,125,786	$3,079,103
791	-	426	726	4,713
-	88,093	-	-	220,603

6,296,315	4,328,972	1,841,039	5,126,512	3,304,419

1,579,813	1,361,462	1,503,580	1,852,367	3,434,718
28,681	162,144	21,845	263,524	52,038
34,526	36,012	33,906	33,924	34,654
2,105	1,481	2,021	2,533	3,886
1,033	1,033	1,033	1,033	1,033
27,178	19,513	26,127	28,871	46,378
14,873	10,199	14,298	15,383	27,175

1,688,209	1,591,844	1,602,810	2,197,635	3,599,882

-	-	-	-	-
-	224,598	-	-	-
-	1,294	-	-	-

40,360	-	7,762	81,534	156,639
-	2,294	-	-	-

1,728,569	1,820,030	1,610,572	2,279,169	3,756,521

-	-	-	-	-
-	(145,961)	-	-	-
-	(876)	-	-	-

1,728,569	1,673,193	1,610,572	2,279,169	3,756,521

4,567,746	2,655,779	230,467	2,847,343	(452,102)

22,638,624	(28,599)	16,258,399	42,491,190	57,282,879
-	-	-	7,635,344	-
(7,839)	750,652	(3)	(32)	985

22,630,785	722,053	16,258,396	50,126,502	57,283,864

(27,368,258)	(13,841,006)	(4,137,656)	(47,547,366)	(27,940,085)
-	-	-	2,792,653	-
(18)	(319,464)	-	435	274

(27,368,276)	(14,160,470)	(4,137,656)	(44,754,278)	(27,939,811)

(4,737,491)	(13,438,417)	12,120,740	5,372,224	29,344,053

$(169,745)	$(10,782,638)	$12,351,207	$8,219,567	$28,891,951

$47,547	$375,068	$1,518	$391	$10,549

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2015

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Investment income (Note 2):
Dividends (a)	$10,358,840	$1,833,427
Interest (b)	1,024	580
Securities lending net income	-	203,955

Total investment income	10,359,864	2,037,962

Expenses (Note 3):
Investment advisory fees	4,059,404	2,418,248
Custody fees	73,570	48,224
Audit fees	34,680	36,489
Legal fees	4,124	2,027
Proxy fees	1,033	1,033
Shareholder reporting fees	50,780	26,425
Trustees’ fees	29,605	14,489

	4,253,196	2,546,935
Administration fees:
Class II	-	-
Service Class I	-	-
Service fees:
Service Class	79,368	26,906
Service Class I	-	-

Total expenses	4,332,564	2,573,841
Expenses waived (Note 3):
Class II fees reimbursed by adviser	-	-
Service Class I fees reimbursed by adviser	-	-
Class II advisory fees waived	-	-
Service Class I advisory fees waived	-	-

Net expenses	4,332,564	2,573,841

Net investment income (loss)	6,027,300	(535,879)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	45,632,348	33,642,574
Futures contracts	-	-
Foreign currency transactions	2,388,260	337

Net realized gain (loss)	48,020,608	33,642,911

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(60,784,486)	(41,187,456)
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	(110,686)	(392)

Net change in unrealized appreciation (depreciation)	(60,895,172)	(41,187,848)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(12,874,564)	(7,544,937)

Net increase (decrease) in net assets resulting from operations	$(6,847,264)	$(8,080,816)

(a) Net of foreign withholding tax of:	$32,965	$1,601
(b) Net of foreign withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$1,700,717	$3,036,425	$22,344
288	424	7,246,332
38,717	-	-

1,739,722	3,036,849	7,268,676

856,693	1,753,645	1,776,057
28,536	24,308	84,335
34,440	33,912	50,956
863	2,093	3,429
1,033	1,033	1,033
13,982	26,465	45,544
6,371	14,438	23,839

941,918	1,855,894	1,985,193

171,292	-	478,891
20,055	-	20,864

-	39,768	-
27,494	-	38,893

1,160,759	1,895,662	2,523,841

(8,186)	-	(18,732)
(940)	-	(752)
(26,967)	-	(181,864)
(3,246)	-	(7,787)

1,121,420	1,895,662	2,314,706

618,302	1,141,187	4,953,970

13,291,659	14,216,113	1,574,874
-	-	238,696
-	-	512,247

13,291,659	14,216,113	2,325,817

(19,544,016)	(27,388,266)	(6,029,665)
-	-	(27,012)
-	-	(512,093)

(19,544,016)	(27,388,266)	(6,568,770)

(6,252,357)	(13,172,153)	(4,242,953)

$(5,634,055)	$(12,030,966)	$711,017

$1,784	$-	$-
$-	$-	$452

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(349,068)	$(427,892)
Net realized gain (loss) on investment transactions	50,455,541	69,547,800
Net change in unrealized appreciation (depreciation) on investments	(4,300,969)	(32,686,480)

Net increase (decrease) in net assets resulting from operations	45,805,504	36,433,428

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	-	-

From net realized gains:
Initial Class	(62,289,222)	(38,644,089)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	(6,171,321)	(2,902,689)
Service Class I	-	-

Total distributions from net realized gains	(68,460,543)	(41,546,778)

Net fund share transactions (Note 5):
Initial Class	18,440,481	(34,706,171)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	13,312,534	8,899,336
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	31,753,015	(25,806,835)

Total increase (decrease) in net assets	9,097,976	(30,920,185)
Net assets
Beginning of year	422,042,133	452,962,318

End of year	$431,140,109	$422,042,133

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(69,942)	$(69,328)

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund		MML Equity Index Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$9,773,702	$9,884,056	$8,061,688	$7,369,722
48,043,703	49,898,629	11,156,840	9,812,260
(93,042,103)	(21,571,782)	(14,650,759)	36,428,737

(35,224,698)	38,210,903	4,567,769	53,610,719

(8,271,226)	(8,018,961)	-	-
-	-	(1,153,387)	(1,175,835)
-	-	(2,440,730)	(2,276,426)
-	-	(3,144,175)	(2,698,994)
(1,072,744)	(901,506)	-	-
-	-	(555,456)	(353,133)

(9,343,970)	(8,920,467)	(7,293,748)	(6,504,388)

(43,647,364)	(10,656,649)	-	-
-	-	(1,723,595)	(1,137,718)
-	-	(3,212,126)	(1,938,297)
-	-	(3,815,424)	(2,135,011)
(6,436,103)	(1,355,561)	-	-
-	-	(843,155)	(345,612)

(50,083,467)	(12,012,210)	(9,594,300)	(5,556,638)

18,918,608	(99,003,700)	-	-
-	-	(7,783,632)	(17,034,367)
-	-	14,726,714	(1,698,383)
-	-	4,278,949	2,153,206
11,554,876	7,240,263	-	-
-	-	7,738,315	8,099,942

30,473,484	(91,763,437)	18,960,346	(8,479,602)

(64,178,651)	(74,485,211)	6,640,067	33,070,091

536,739,406	611,224,617	444,189,113	411,119,022

$472,560,755	$536,739,406	$450,829,180	$444,189,113

$9,649,862	$9,750,164	$7,900,197	$7,226,791

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Focused Equity Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,302,164	$3,010,809
Net realized gain (loss) on investment transactions	10,037,468	21,601,865
Net change in unrealized appreciation (depreciation) on investments	(27,280,097)	(5,518,774)

Net increase (decrease) in net assets resulting from operations	(14,940,465)	19,093,900

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(2,897,589)	(589,491)
Service Class	-	-
Service Class I	(110,596)	(21,642)

Total distributions from net investment income	(3,008,185)	(611,133)

From net realized gains:
Class II	(20,741,790)	(14,323,542)
Service Class I	(899,601)	(589,870)

Total distributions from net realized gains	(21,641,391)	(14,913,412)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	25,146,462	(9,844,613)
Service Class	-	-
Service Class I	1,408,371	2,155,549

Increase (decrease) in net assets from fund share transactions	26,554,833	(7,689,064)

Total increase (decrease) in net assets	(13,035,208)	(4,119,709)
Net assets
Beginning of year	167,494,796	171,614,505

End of year	$154,459,588	$167,494,796

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,287,193	$3,000,315

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund		MML Fundamental Growth Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$7,136,966	$11,131,531	$1,233,079	$1,666,125
6,447,456	9,670,848	20,689,392	35,932,608
(30,321,475)	(45,513,392)	(9,853,074)	(16,193,852)

(16,737,053)	(24,711,013)	12,069,397	21,404,881

(10,665,933)	(7,579,051)	-	-
-	-	(1,522,932)	(1,444,222)
(322,750)	(234,680)	-	-
-	-	(20,162)	(11,734)

(10,988,683)	(7,813,731)	(1,543,094)	(1,455,956)

-	-	(35,452,387)	(13,666,020)
-	-	(541,999)	(121,957)

-	-	(35,994,386)	(13,787,977)

45,853,471	(52,893,639)	-	-
-	-	1,052,674	(35,841,777)
1,207,009	3,838,810	-	-
-	-	1,164,609	791,045

47,060,480	(49,054,829)	2,217,283	(35,050,732)

19,334,744	(81,579,573)	(23,250,800)	(28,889,784)

339,133,807	420,713,380	209,299,926	238,189,710

$358,468,551	$339,133,807	$186,049,126	$209,299,926

$6,846,380	$10,833,558	$1,213,633	$1,651,596

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Fundamental Value Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,404,175	$3,237,128
Net realized gain (loss) on investment transactions	17,023,290	17,798,013
Net change in unrealized appreciation (depreciation) on investments	(27,342,230)	2,465,443

Net increase (decrease) in net assets resulting from operations	(6,914,765)	23,500,584

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class I	-	-
Class II	(3,059,837)	(3,289,698)
Service Class	-	-
Service Class I	(74,012)	(64,331)

Total distributions from net investment income	(3,133,849)	(3,354,029)

From net realized gains:
Class I	-	-
Class II	(17,374,817)	(9,467,364)
Service Class I	(465,845)	(185,991)

Total distributions from net realized gains	(17,840,662)	(9,653,355)

Net fund share transactions (Note 5):
Initial Class	-	-
Class I	-	-
Class II	24,581,537	(24,332,536)
Service Class	-	-
Service Class I	2,883,449	2,755,530

Increase (decrease) in net assets from fund share transactions	27,464,986	(21,577,006)

Total increase (decrease) in net assets	(424,290)	(11,083,806)
Net assets
Beginning of year	225,289,782	236,373,588

End of year	$224,865,492	$225,289,782

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$3,401,647	$3,219,670

The accompanying notes are an integral part of the financial statements.

MML Global Fund		MML Growth & Income Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$2,943,882	$2,929,597	$1,309,220	$1,586,152
19,591,857	10,949,982	11,753,803	17,449,332
(25,705,766)	(3,796,286)	(12,364,158)	(4,156,861)

(3,170,027)	10,083,293	698,865	14,878,623

-	-	(1,325,627)	(1,393,594)
(2,573,159)	(1,754,223)	-	-
(194,417)	(152,774)	-	-
-	-	(190,746)	(172,322)
(95,568)	(57,994)	-	-

(2,863,144)	(1,964,991)	(1,516,373)	(1,565,916)

(9,861,148)	(3,467,392)	-	-
(706,225)	(292,710)	-	-
(431,717)	(138,436)	-	-

(10,999,090)	(3,898,538)	-	-

-	-	(14,434,363)	(19,004,784)
29,653,736	56,727,406	-	-
(516,071)	(1,446,027)	-	-
-	-	31,132	38,388
2,128,221	2,461,129	-	-

31,265,886	57,742,508	(14,403,231)	(18,966,396)

14,233,625	61,962,272	(15,220,739)	(5,653,689)

237,095,870	175,133,598	140,595,502	146,249,191

$251,329,495	$237,095,870	$125,374,763	$140,595,502

$2,874,790	$2,848,820	$1,261,906	$1,540,527

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Income & Growth Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,567,746	$4,645,111
Net realized gain (loss) on investment transactions	22,630,785	16,807,475
Net change in unrealized appreciation (depreciation) on investments	(27,368,276)	376,641

Net increase (decrease) in net assets resulting from operations	(169,745)	21,829,227

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(4,320,659)	(4,208,862)
Class II	-	-
Service Class	(279,311)	(246,039)
Service Class I	-	-

Total distributions from net investment income	(4,599,970)	(4,454,901)

From net realized gains:
Initial Class	(14,106,335)	-
Class II	-	-
Service Class	(1,036,220)	-
Service Class I	-	-

Total distributions from net realized gains	(15,142,555)	-

Net fund share transactions (Note 5):
Initial Class	8,119,045	(12,189,357)
Class II	-	-
Service Class	2,143,957	263,856
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	10,263,002	(11,925,501)

Total increase (decrease) in net assets	(9,649,268)	5,448,825
Net assets
Beginning of year	248,318,396	242,869,571

End of year	$238,669,128	$248,318,396

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,517,405	$4,588,599

Distributions in excess of net investment income included in net assets at end of year	$-	$-

†	Fund commenced operations on January 7, 2014.
*	Service Class I Shares commenced operations on May 1, 2014.

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund		MML Large Cap Growth Fund
Year Ended December 31, 2015	Period Ended December 31, 2014†	Year Ended December 31, 2015	Year Ended December 31, 2014

$2,655,779	$2,062,762	$230,467	$(165,680)
722,053	753,347	16,258,396	44,101,255
(14,160,470)	(9,189,492)	(4,137,656)	(21,583,797)

(10,782,638)	(6,373,383)	12,351,207	22,351,778

-	-	-	-
(332,992)	(2,657,331)	-	-
-	-	-	-
(2,305)	(5,758)*	-	-

(335,297)	(2,663,089)	-	-

-	-	(43,425,029)	(30,391,668)
-	(728,662)	-	-
-	-	(653,118)	(304,214)
-	(1,648)*	-	-

-	(730,310)	(44,078,147)	(30,695,882)

-	-	3,267,615	(17,830,893)
51,164,597	133,659,993	-	-
-	-	1,304,526	950,193
1,335,762	320,493 *	-	-

52,500,359	133,980,486	4,572,141	(16,880,700)

41,382,424	124,213,704	(27,154,799)	(25,224,804)

124,213,704	-	244,954,784	270,179,588

$165,596,128	$124,213,704	$217,799,985	$244,954,784

$3,017,091	$-	$195,662	$(34,704)

$-	$(200,398)	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Managed Volatility Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,847,343	$3,661,614
Net realized gain (loss) on investment transactions	50,126,502	(20,508,003)
Net change in unrealized appreciation (depreciation) on investments	(44,754,278)	31,911,183

Net increase (decrease) in net assets resulting from operations	8,219,567	15,064,794

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(3,096,226)	(2,425,071)
Service Class	(511,045)	(148,137)

Total distributions from net investment income	(3,607,271)	(2,573,208)

From net realized gains:
Initial Class	-	(17,208,642)
Service Class	-	(1,517,818)

Total distributions from net realized gains	-	(18,726,460)

Net fund share transactions (Note 5):
Initial Class	(178,845,533)	139,360,818
Service Class	1,003,527	3,863,259

Increase (decrease) in net assets from fund share transactions	(177,842,006)	143,224,077

Total increase (decrease) in net assets	(173,229,710)	136,989,203
Net assets
Beginning of year	368,742,551	231,753,348

End of year	$195,512,841	$368,742,551

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,763,852	$3,596,420

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund		MML Mid Cap Value Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$(452,102)	$(823,910)	$6,027,300	$6,795,594
57,283,864	50,185,261	48,020,608	72,698,666
(27,939,811)	2,639,391	(60,895,172)	(3,544,653)

28,891,951	52,000,742	(6,847,264)	75,949,607

-	-	(8,610,298)	(7,330,241)
-	-	(553,849)	(386,907)

-	-	(9,164,147)	(7,717,148)

(42,547,818)	(47,080,105)	(63,870,147)	(76,236,493)
(7,241,068)	(6,703,945)	(4,598,846)	(4,547,879)

(49,788,886)	(53,784,050)	(68,468,993)	(80,784,372)

15,687,945	6,567,387	41,173,782	9,854,080
13,988,017	13,025,653	8,626,487	7,513,491

29,675,962	19,593,040	49,800,269	17,367,571

8,779,027	17,809,732	(34,680,135)	4,815,658

433,484,980	415,675,248	495,549,795	490,734,137

$442,264,007	$433,484,980	$460,869,660	$495,549,795

$(682,055)	$(1,075,530)	$8,320,913	$8,821,677

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Growth Equity Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(535,879)	$(1,164,956)
Net realized gain (loss) on investment transactions	33,642,911	44,707,494
Net change in unrealized appreciation (depreciation) on investments	(41,187,848)	(28,466,011)

Net increase (decrease) in net assets resulting from operations	(8,080,816)	15,076,527

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	-	-

From net realized gains:
Initial Class	(40,634,083)	(66,804,629)
Class II	-	-
Service Class	(2,122,311)	(2,431,449)
Service Class I	-	-

Total distributions from net realized gains	(42,756,394)	(69,236,078)

Net fund share transactions (Note 5):
Initial Class	(10,108,774)	32,326,503
Class II	-	-
Service Class	4,136,629	3,994,325
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(5,972,145)	36,320,828

Total increase (decrease) in net assets	(56,809,355)	(17,838,723)
Net assets
Beginning of year	263,073,149	280,911,872

End of year	$206,263,794	$263,073,149

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(71,739)	$(75,079)

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$618,302	$243,670	$1,141,187	$2,016,336
13,291,659	10,227,800	14,216,113	37,841,770
(19,544,016)	(9,900,674)	(27,388,266)	(16,434,754)

(5,634,055)	570,796	(12,030,966)	23,423,352

-	-	(1,528,716)	(1,482,993)
(292,251)	-	-	-
-	-	(82,016)	(68,366)
(15,522)	-	-	-

(307,773)	-	(1,610,732)	(1,551,359)

-	-	(34,922,416)	(5,182,761)
(8,989,337)	(24,803,043)	-	-
-	-	(2,694,866)	(332,856)
(1,113,650)	(2,698,082)	-	-

(10,102,987)	(27,501,125)	(37,617,282)	(5,515,617)

-	-	8,419,482	(36,300,349)
6,549,088	22,237,102	-	-
-	-	4,172,406	1,888,505
1,879,270	3,422,840	-	-

8,428,358	25,659,942	12,591,888	(34,411,844)

(7,616,457)	(1,270,387)	(38,667,092)	(18,055,468)

106,513,931	107,784,318	251,883,106	269,938,574

$98,897,474	$106,513,931	$213,216,014	$251,883,106

$604,429	$301,570	$1,171,178	$1,894,691

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Total Return Bond Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,953,970	$5,352,769
Net realized gain (loss) on investment transactions	2,325,817	12,592,356
Net change in unrealized appreciation (depreciation) on investments	(6,568,770)	1,673,346

Net increase (decrease) in net assets resulting from operations	711,017	19,618,471

Distributions to shareholders (Note 2):
From net investment income:
Class II	(11,042,639)	(7,279,537)
Service Class I	(502,420)	(235,738)

Total distributions from net investment income	(11,545,059)	(7,515,275)

From net realized gains:
Class II	(3,600,708)	-
Service Class I	(173,513)	-

Total distributions from net realized gains	(3,774,221)	-

Net fund share transactions (Note 5):
Class II	(60,886,838)	(9,158,988)
Service Class I	3,416,275	2,692,310

Increase (decrease) in net assets from fund share transactions	(57,470,563)	(6,466,678)

Total increase (decrease) in net assets	(72,078,826)	5,636,518
Net assets
Beginning of year	418,167,777	412,531,259

End of year	$346,088,951	$418,167,777

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$6,160,640	$10,725,232

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$17.09	$(0.01)	$1.70	$1.69	$-	$(2.99)	$(2.99)	$15.79	11.10%	$388,654	0.79%	(0.06%	)
12/31/14	17.35	(0.01)	1.55	1.54	-	(1.80)	(1.80)	17.09	9.13%	390,322	0.79%	(0.09%	)
12/31/13	13.50	(0.00)[d]	5.28	5.28	(0.04)	(1.39)	(1.43)	17.35	41.33%	429,689	0.79%	(0.01%	)
12/31/12	11.42	0.03	2.06	2.09	(0.01)	-	(0.01)	13.50	18.31%	321,245	0.80%	0.26%
12/31/11	11.27	0.01	0.14	0.15	(0.00)[d]	-	(0.00)[d]	11.42	1.37%	323,779	0.80%	0.09%
Service Class
12/31/15	$16.85	$(0.05)	$1.66	$1.61	$-	$(2.99)	$(2.99)	$15.47	10.76%	$42,486	1.04%	(0.31%	)
12/31/14	17.17	(0.06)	1.54	1.48	-	(1.80)	(1.80)	16.85	8.87%	31,721	1.04%	(0.34%	)
12/31/13	13.38	(0.04)	5.23	5.19	(0.01)	(1.39)	(1.40)	17.17	41.00%	23,273	1.04%	(0.26%	)
12/31/12	11.34	0.01	2.03	2.04	-	-	-	13.38	17.99%	14,895	1.05%	0.06%
12/31/11	11.22	(0.02)	0.14	0.12	-	-	-	11.34	1.07%	9,476	1.05%	(0.15%	)

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	31%	30%	35%	25%	37%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$13.93	$0.25	$(1.28)	$(1.03)	$(0.26)	$(1.35)	$(1.61)	$11.29	(6.88%	)	$409,298	0.78%	1.96%
12/31/14	13.47	0.25	0.76	1.01	(0.24)	(0.31)	(0.55)	13.93	7.54%		472,989	0.78%	1.84%
12/31/13	10.57	0.20	2.93	3.13	(0.23)	-	(0.23)	13.47	29.93%		556,649	0.78%	1.64%
12/31/12	9.20	0.21	1.37	1.58	(0.21)	-	(0.21)	10.57	17.32%		478,096	0.79%	2.12%
12/31/11	9.44	0.18	(0.26)	(0.08)	(0.16)	-	(0.16)	9.20	(0.79%	)	511,951	0.79%	1.92%
Service Class
12/31/15	$13.83	$0.22	$(1.27)	$(1.05)	$(0.23)	$(1.35)	$(1.58)	$11.20	(7.10%	)	$63,263	1.03%	1.72%
12/31/14	13.39	0.22	0.74	0.96	(0.21)	(0.31)	(0.52)	13.83	7.23%		63,751	1.03%	1.58%
12/31/13	10.52	0.17	2.91	3.08	(0.21)	-	(0.21)	13.39	29.55%		54,576	1.03%	1.39%
12/31/12	9.16	0.19	1.36	1.55	(0.19)	-	(0.19)	10.52	17.06%		39,397	1.04%	1.88%
12/31/11	9.40	0.16	(0.26)	(0.10)	(0.14)	-	(0.14)	9.16	(0.97%	)	30,889	1.04%	1.69%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	39%	9%	15%	15%	22%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/15	$25.52	$0.42	$(0.23)	$0.19	$(0.38)	$(0.57)	$(0.95)	$24.76	0.95%	*	$74,631	0.43%	N/A		1.67%
12/31/14	23.14	0.38	2.65	3.03	(0.33)	(0.32)	(0.65)	25.52	13.17%		84,445	0.44%	N/A		1.58%
12/31/13	17.89	0.34	5.30	5.64	(0.33)	(0.06)	(0.39)	23.14	31.84%		92,853	0.44%	0.44%	[l]	1.65%
12/31/12	15.73	0.32	2.11	2.43	(0.27)	-	(0.27)	17.89	15.47%		79,070	0.45%	0.45%	[l]	1.84%
12/31/11	15.73	0.26	0.00 [d]	0.26	(0.26)	-	(0.26)	15.73	1.71%		74,927	0.44%	N/A		1.62%
Class II
12/31/15	$25.56	$0.47	$(0.23)	$0.24	$(0.43)	$(0.57)	$(1.00)	$24.80	1.17%		$164,515	0.30%	0.28%		1.83%
12/31/14	23.19	0.42	2.65	3.07	(0.38)	(0.32)	(0.70)	25.56	13.35%		154,210	0.33%	0.28%		1.74%
12/31/13	17.93	0.37	5.31	5.68	(0.36)	(0.06)	(0.42)	23.19	32.02%		141,468	0.33%	0.28%		1.81%
12/31/12	15.76	0.35	2.12	2.47	(0.30)	-	(0.30)	17.93	15.69%		109,646	0.34%	0.29%		2.00%
12/31/11	15.76	0.28	(0.00)[d]	0.28	(0.28)	-	(0.28)	15.76	1.84%		106,050	0.33%	0.28%		1.78%
Class III
12/31/15	$25.54	$0.50	$(0.22)	$0.28	$(0.47)	$(0.57)	$(1.04)	$24.78	1.32%		$172,992	0.15%	0.13%		1.97%
12/31/14	23.16	0.46	2.65	3.11	(0.41)	(0.32)	(0.73)	25.54	13.54%		173,459	0.19%	0.14%		1.88%
12/31/13	17.91	0.40	5.29	5.69	(0.38)	(0.06)	(0.44)	23.16	32.17%		155,356	0.19%	0.14%		1.95%
12/31/12	15.74	0.37	2.12	2.49	(0.32)	-	(0.32)	17.91	15.87%		119,034	0.20%	0.15%		2.14%
12/31/11	15.75	0.31	(0.02)	0.29	(0.30)	-	(0.30)	15.74	1.96%		106,669	0.19%	0.14%		1.92%
Service Class I
12/31/15	$24.98	$0.35	$(0.23)	$0.12	$(0.37)	$(0.57)	$(0.94)	$24.16	0.70%		$38,691	0.68%	N/A		1.43%
12/31/14	22.72	0.32	2.59	2.91	(0.33)	(0.32)	(0.65)	24.98	12.92%		32,075	0.69%	N/A		1.34%
12/31/13	17.62	0.29	5.20	5.49	(0.33)	(0.06)	(0.39)	22.72	31.49%		21,443	0.69%	0.69%	[l]	1.40%
12/31/12	15.53	0.28	2.08	2.36	(0.27)	-	(0.27)	17.62	15.21%		10,229	0.70%	0.70%	[l]	1.63%
12/31/11	15.59	0.22	0.00 [d]	0.22	(0.28)	-	(0.28)	15.53	1.47%		6,231	0.69%	N/A		1.40%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	4%	3%	4%	3%	4%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/15	$15.97	$0.21	$(1.71)	$(1.50)	$(0.28)	$(2.04)	$-	$(2.32)	$12.15	(8.93%	)	$147,436	0.90%		N/A		1.43%
12/31/14	15.64	0.29	1.59	1.88	(0.06)	(1.49)	-	(1.55)	15.97	12.24%		160,206	0.90%		N/A		1.86%
12/31/13	11.49	0.05	4.29	4.34	-	(0.19)	-	(0.19)	15.64	38.05%		166,655	0.90%		0.90%	[l]	0.40%
12/31/12	10.03	0.09	1.98	2.07	(0.09)	(0.52)	-	(0.61)	11.49	20.61%		136,305	0.90%		0.90%	[k]	0.76%
12/31/11[i]	10.00	0.01	0.04	0.05	(0.02)	-	(0.00)[d]	(0.02)	10.03	0.46%	[b]	110,550	1.58%	[a]	0.90%	[a]	1.94%	[a]
Service Class I
12/31/15	$15.87	$0.17	$(1.69)	$(1.52)	$(0.25)	$(2.04)	$-	$(2.29)	$12.06	(9.16%	)	$7,023	1.15%		N/A		1.20%
12/31/14	15.58	0.22	1.61	1.83	(0.05)	(1.49)	-	(1.54)	15.87	11.97%		7,289	1.15%		N/A		1.39%
12/31/13	11.48	0.02	4.27	4.29	-	(0.19)	-	(0.19)	15.58	37.64%		4,960	1.15%		1.15%	[k]	0.18%
12/31/12[h]	11.54	0.07	0.47	0.54	(0.08)	(0.52)	-	(0.60)	11.48	4.68%	[b]	818	1.15%	[a]	1.15%	[a,l]	0.91%	[a]

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	52%	35%	28%	34%	13%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
i	For the period December 8, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$10.22	$0.20	$(0.63)	$(0.43)	$(0.30)	$(0.30)	$9.49	(4.26%	)*	$347,072	0.97%	1.89%
12/31/14	11.22	0.34	(1.09)	(0.75)	(0.25)	(0.25)	10.22	(6.97%	)	328,045	0.97%	3.09%
12/31/13	9.47	0.20	1.75	1.95	(0.20)	(0.20)	11.22	20.80%		412,363	0.97%	2.00%
12/31/12	8.13	0.21	1.32	1.53	(0.19)	(0.19)	9.47	19.06%		355,174	0.97%	2.38%
12/31/11	9.21	0.23	(1.14)	(0.91)	(0.17)	(0.17)	8.13	(9.90%	)	303,229	0.98%	2.50%
Service Class
12/31/15	$10.16	$0.17	$(0.62)	$(0.45)	$(0.28)	$(0.28)	$9.43	(4.51%	)	$11,396	1.22%	1.59%
12/31/14	11.16	0.30	(1.07)	(0.77)	(0.23)	(0.23)	10.16	(7.07%	)	11,089	1.22%	2.72%
12/31/13	9.43	0.17	1.74	1.91	(0.18)	(0.18)	11.16	20.42%		8,350	1.22%	1.71%
12/31/12	8.10	0.18	1.32	1.50	(0.17)	(0.17)	9.43	18.74%		6,756	1.22%	2.13%
12/31/11	9.18	0.20	(1.12)	(0.92)	(0.16)	(0.16)	8.10	(10.13%	)	5,615	1.23%	2.23%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	12%	13%[t]	20%	15%	9%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
t	The portfolio turnover rate was not impacted as a result of the cash merger.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/15	$14.89	$0.09	$0.64	$0.73	$(0.13)	$(2.96)	$(3.09)	$12.53	6.22%		$183,094	0.84%		0.84%	[l]	0.63%
12/31/14	14.46	0.12	1.44	1.56	(0.11)	(1.02)	(1.13)	14.89	11.06%		207,086	0.86%		0.85%		0.81%
12/31/13	10.94	0.09	3.44	3.53	-	(0.01)	(0.01)	14.46	32.29%		236,837	0.86%		0.85%		0.72%
12/31/12	9.95	0.09	1.23	1.32	(0.09)	(0.24)	(0.33)	10.94	13.14%		179,834	0.87%		0.85%		0.79%
12/31/11[i]	10.00	(0.00)[d]	(0.05)	(0.05)	-	-	-	9.95	(0.50%	)[b]	149,274	1.41%	[a]	0.85%	[a]	(0.05%	)[a]
Service Class I
12/31/15	$14.80	$0.05	$0.63	$0.68	$(0.11)	$(2.96)	$(3.07)	$12.41	5.91%		$2,955	1.09%		1.09%	[l]	0.36%
12/31/14	14.40	0.09	1.43	1.52	(0.10)	(1.02)	(1.12)	14.80	10.81%		2,214	1.11%		1.10%		0.59%
12/31/13	10.92	0.06	3.43	3.49	-	(0.01)	(0.01)	14.40	31.98%		1,353	1.11%		1.10%		0.45%
12/31/12[h]	11.50	0.07	(0.33)	(0.26)	(0.08)	(0.24)	(0.32)	10.92	(2.32%	)[b]	518	1.12%	[a]	1.10%	[a]	0.94%	[a]

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	44%	51%	61%	66%	0%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
i	For the period December 8, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/15	$16.20	$0.23	$(0.76)	$(0.53)	$(0.22)	$(1.25)	$(1.47)	$14.20	(2.88%	)	$217,109	0.79%		N/A		1.51%
12/31/14	15.46	0.23	1.47	1.70	(0.25)	(0.71)	(0.96)	16.20	11.19%		219,679	0.79%		N/A		1.47%
12/31/13	12.45	0.23	3.54	3.77	(0.25)	(0.51)	(0.76)	15.46	30.91%		233,724	0.79%		0.79%	[l]	1.61%
12/31/12	10.88	0.24	1.53	1.77	(0.17)	(0.03)	(0.20)	12.45	16.31%		185,473	0.80%		0.80%	[l]	1.98%
12/31/11	11.08	0.18	(0.37)	(0.19)	-	(0.01)	(0.01)	10.88	(1.68%	)	172,645	0.81%		0.80%		1.65%
Service Class I
12/31/15	$16.07	$0.19	$(0.76)	$(0.57)	$(0.20)	$(1.25)	$(1.45)	$14.05	(3.18%	)	$7,757	1.04%		N/A		1.26%
12/31/14	15.37	0.19	1.47	1.66	(0.25)	(0.71)	(0.96)	16.07	10.98%		5,611	1.04%		N/A		1.21%
12/31/13	12.42	0.19	3.52	3.71	(0.25)	(0.51)	(0.76)	15.37	30.55%		2,650	1.04%		1.04%	[l]	1.28%
12/31/12[h]	12.16	0.14	0.33	0.47	(0.18)	(0.03)	(0.21)	12.42	3.90%	[b]	381	1.05%	[a]	1.05%	[a,l]	1.78%	[a]

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	19%	14%	22%	24%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/15	$12.61	$0.14	$(0.33)	$(0.19)	$(0.14)	$(0.54)	$(0.68)	$11.74	(1.36%	)	$224,808	0.86%	0.85%	1.13%
12/31/14	12.44	0.16	0.33	0.49	(0.11)	(0.21)	(0.32)	12.61	3.95%		210,395	0.95%	0.90%	1.29%
12/31/13	9.82	0.12	2.63	2.75	(0.13)	-	(0.13)	12.44	28.13%		149,796	0.96%	0.90%	1.10%
12/31/12	8.02	0.12	1.77	1.89	(0.09)	-	(0.09)	9.82	23.69%		131,665	0.98%	0.90%	1.33%
12/31/11	8.46	0.11	(0.47)	(0.36)	(0.08)	-	(0.08)	8.02	(4.24%	)	92,595	1.00%	0.90%	1.28%
Class II
12/31/15	$12.81	$0.15	$(0.34)	$(0.19)	$(0.15)	$(0.54)	$(0.69)	$11.93	(1.35%	)	$15,876	0.83%	0.81%	1.13%
12/31/14	12.63	0.17	0.33	0.50	(0.11)	(0.21)	(0.32)	12.81	4.00%		17,481	0.85%	0.80%	1.35%
12/31/13	9.96	0.14	2.66	2.80	(0.13)	-	(0.13)	12.63	28.34%		18,681	0.86%	0.80%	1.21%
12/31/12	8.13	0.13	1.80	1.93	(0.10)	-	(0.10)	9.96	23.79%		16,324	0.88%	0.80%	1.45%
12/31/11	8.57	0.12	(0.48)	(0.36)	(0.08)	-	(0.08)	8.13	(4.15%	)	15,218	0.90%	0.80%	1.42%
Service Class I
12/31/15	$12.52	$0.10	$(0.31)	$(0.21)	$(0.12)	$(0.54)	$(0.66)	$11.65	(1.55%	)*	$10,646	1.11%	1.10%	0.84%
12/31/14	12.38	0.12	0.32	0.44	(0.09)	(0.21)	(0.30)	12.52	3.57%		9,220	1.20%	1.15%	1.00%
12/31/13	9.78	0.09	2.63	2.72	(0.12)	-	(0.12)	12.38	27.94%		6,657	1.21%	1.15%	0.82%
12/31/12	8.00	0.09	1.77	1.86	(0.08)	-	(0.08)	9.78	23.35%		3,707	1.23%	1.15%	1.03%
12/31/11	8.47	0.08	(0.47)	(0.39)	(0.08)	-	(0.08)	8.00	(4.58%	)	2,330	1.25%	1.15%	0.98%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	17%	12%	11%	11%	16%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth & Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$13.28	$0.14	$(0.08)	$0.06	$(0.16)	$(0.16)	$13.18	0.49%		$106,578	0.56%	1.01%
12/31/14	12.08	0.14	1.20	1.34	(0.14)	(0.14)	13.28	11.19%		121,667	0.56%	1.16%
12/31/13	9.24	0.13	2.85	2.98	(0.14)	(0.14)	12.08	32.53%		129,107	0.57%	1.22%
12/31/12	7.83	0.13	1.39	1.52	(0.11)	(0.11)	9.24	19.49%		116,115	0.58%	1.46%
12/31/11	8.07	0.10	(0.25)	(0.15)	(0.09)	(0.09)	7.83	(1.83%	)	116,867	0.58%	1.23%
Service Class
12/31/15	$13.21	$0.10	$(0.08)	$0.02	$(0.13)	$(0.13)	$13.10	0.18%		$18,797	0.81%	0.76%
12/31/14	12.02	0.11	1.20	1.31	(0.12)	(0.12)	13.21	10.94%		18,929	0.81%	0.91%
12/31/13	9.20	0.10	2.84	2.94	(0.12)	(0.12)	12.02	32.20%		17,142	0.82%	0.97%
12/31/12	7.79	0.11	1.39	1.50	(0.09)	(0.09)	9.20	19.32%		12,385	0.83%	1.21%
12/31/11	8.03	0.08	(0.25)	(0.17)	(0.07)	(0.07)	7.79	(2.13%	)	10,090	0.83%	0.97%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	17%	20%	19%	26%	22%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$12.44	$0.23	$(0.31)	$(0.08)	$(0.24)	$(0.77)	$(1.01)	$11.35	(0.09%	)	$221,763	0.69%	1.90%
12/31/14	11.60	0.23	0.83	1.06	(0.22)	-	(0.22)	12.44	9.22%		232,187	0.70%	1.91%
12/31/13	9.48	0.22	2.09	2.31	(0.19)	-	(0.19)	11.60	24.62%		228,095	0.70%	2.07%
12/31/12	8.56	0.23	0.79	1.02	(0.10)	-	(0.10)	9.48	11.96%		171,207	0.72%	2.51%
12/31/11	8.37	0.20	0.25	0.45	(0.26)	-	(0.26)	8.56	5.60%		88,465	0.74%	2.37%
Service Class
12/31/15	$12.34	$0.20	$(0.31)	$(0.11)	$(0.21)	$(0.77)	$(0.98)	$11.25	(0.35%	)	$16,906	0.94%	1.65%
12/31/14	11.51	0.20	0.83	1.03	(0.20)	-	(0.20)	12.34	8.96%		16,131	0.95%	1.66%
12/31/13	9.42	0.20	2.06	2.26	(0.17)	-	(0.17)	11.51	24.22%		14,775	0.95%	1.82%
12/31/12	8.51	0.20	0.80	1.00	(0.09)	-	(0.09)	9.42	11.73%		11,282	0.97%	2.23%
12/31/11	8.33	0.18	0.26	0.44	(0.26)	-	(0.26)	8.51	5.40%		8,466	0.99%	2.18%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	27%	19%	15%	3%	12%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML International Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/15	$9.27	$0.15	$(0.59)	$(0.44)	$(0.02)	$-	$(0.02)	$8.81	(4.77%	)	$164,083	1.09%		1.00%		1.59%
12/31/14[g]	10.00	0.18	(0.65)	(0.47)	(0.20)	(0.06)	(0.26)	9.27	(4.67%	)[b]	123,915	1.15%	[a]	1.00%	[a]	1.79%	[a]
Service Class I
12/31/15	$9.27	$0.10	$(0.57)	$(0.47)	$(0.02)	$-	$(0.02)	$8.78	(5.10%	)	$1,513	1.35%		1.25%		1.11%
12/31/14[h]	10.29	0.07	(0.83)	(0.76)	(0.20)	(0.06)	(0.26)	9.27	(7.44%	)[b]	298	1.36%	[a]	1.25%	[a]	1.08%	[a]

	Year ended December 31
	2015	2014
Portfolio turnover rate	46%	39%[b,g]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period January 7, 2014 (commencement of operations) through December 31, 2014.
h	For the period May 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$14.06	$0.01	$0.58	$0.59	$-	$(2.95)	$(2.95)	$11.70	5.12%		$214,299	0.69%	0.10%
12/31/14	14.63	(0.01)	1.36	1.35	-	(1.92)	(1.92)	14.06	9.51%		242,229	0.69%	(0.07%	)
12/31/13	11.62	0.00 [d]	3.76	3.76	(0.05)	(0.70)	(0.75)	14.63	33.54%		268,330	0.70%	0.00%	[e]
12/31/12	10.04	0.05	1.54	1.59	(0.01)	-	(0.01)	11.62	15.81%		205,833	0.70%	0.49%
12/31/11	10.45	0.01	(0.40)	(0.39)	(0.02)	-	(0.02)	10.04	(3.69%	)	188,235	0.71%	0.08%
Service Class
12/31/15	$13.89	$(0.02)	$0.56	$0.54	$-	$(2.95)	$(2.95)	$11.48	4.80%		$3,501	0.94%	(0.15%	)
12/31/14	14.51	(0.04)	1.34	1.30	-	(1.92)	(1.92)	13.89	9.23%		2,726	0.94%	(0.29%	)
12/31/13	11.53	(0.03)	3.73	3.70	(0.02)	(0.70)	(0.72)	14.51	33.24%		1,849	0.95%	(0.25%	)
12/31/12	9.99	0.03	1.51	1.54	-	-	-	11.53	15.42%		1,439	0.95%	0.25%
12/31/11	10.40	(0.02)	(0.38)	(0.40)	(0.01)	-	(0.01)	9.99	(3.82%	)	1,176	0.96%	(0.17%	)

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	73%	77%	89%	91%	90%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Volatility Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$14.11	$0.17	$0.25	$0.42	$(0.26)	$-	$(0.26)	$14.27	3.01%		$162,332	0.89%	1.18%
12/31/14	14.33	0.16	0.46	0.62	(0.10)	(0.74)	(0.84)	14.11	4.41%		336,931	0.90%	1.14%
12/31/13	12.34	0.16	2.02	2.18	(0.19)	-	(0.19)	14.33	17.78%		203,330	0.88%	1.19%
12/31/12	10.98	0.17	1.27	1.44	(0.08)	-	(0.08)	12.34	13.19%		193,271	0.83%	1.43%
12/31/11	11.54	0.10	(0.56)	(0.46)	(0.10)	-	(0.10)	10.98	(3.94%	)	193,403	0.82%	0.89%
Service Class
12/31/15	$14.02	$0.14	$0.24	$0.38	$(0.22)	$-	$(0.22)	$14.18	2.79%		$33,180	1.14%	0.95%
12/31/14	14.25	0.13	0.45	0.58	(0.07)	(0.74)	(0.81)	14.02	4.14%		31,812	1.15%	0.88%
12/31/13	12.27	0.13	2.02	2.15	(0.17)	-	(0.17)	14.25	17.56%		28,423	1.13%	0.95%
12/31/12	10.93	0.14	1.26	1.40	(0.06)	-	(0.06)	12.27	12.83%		22,660	1.08%	1.21%
12/31/11	11.49	0.07	(0.55)	(0.48)	(0.08)	-	(0.08)	10.93	(4.14%	)	18,508	1.07%	0.64%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	3%	14%	94%	11%	15%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$16.41	$(0.01)	$1.05	$1.04	$-	$(1.95)	$(1.95)	$15.50	6.78%		$375,328	0.81%	(0.07%	)
12/31/14	16.59	(0.03)	2.11	2.08	-	(2.26)	(2.26)	16.41	13.27%		377,028	0.81%	(0.17%	)
12/31/13	12.96	(0.03)	4.65	4.62	(0.04)	(0.95)	(0.99)	16.59	36.69%		371,803	0.81%	(0.21%	)
12/31/12	12.08	0.01	1.63	1.64	-	(0.76)	(0.76)	12.96	13.78%		330,731	0.82%	0.04%
12/31/11	12.23	(0.04)	(0.11)	(0.15)	-	-	-	12.08	(1.23%	)	305,757	0.82%	(0.33%	)
Service Class
12/31/15	$16.12	$(0.05)	$1.04	$0.99	$-	$(1.95)	$(1.95)	$15.16	6.59%		$66,936	1.06%	(0.31%	)
12/31/14	16.38	(0.07)	2.07	2.00	-	(2.26)	(2.26)	16.12	12.93%		56,457	1.06%	(0.42%	)
12/31/13	12.81	(0.07)	4.61	4.54	(0.02)	(0.95)	(0.97)	16.38	36.40%		43,873	1.06%	(0.45%	)
12/31/12	11.98	(0.02)	1.61	1.59	-	(0.76)	(0.76)	12.81	13.47%		29,154	1.07%	(0.19%	)
12/31/11	12.17	(0.07)	(0.12)	(0.19)	-	-	-	11.98	(1.56%	)	22,796	1.07%	(0.57%	)

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	35%	25%	26%	31%	33%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$13.12	$0.16	$(0.43)	$(0.27)	$(0.25)	$(1.86)	$(2.11)	$10.74	(1.45%	)	$427,920	0.88%	1.26%
12/31/14	13.65	0.19	1.97	2.16	(0.24)	(2.45)	(2.69)	13.12	16.66%		465,533	0.88%	1.39%
12/31/13	11.11	0.20	3.09	3.29	(0.24)	(0.51)	(0.75)	13.65	30.43%		467,386	0.88%	1.57%
12/31/12	10.17	0.23	1.42	1.65	(0.18)	(0.53)	(0.71)	11.11	16.70%		437,725	0.89%	2.12%
12/31/11	10.46	0.17	(0.25)	(0.08)	(0.21)	-	(0.21)	10.17	(0.64%	)	407,615	0.90%	1.62%
Service Class
12/31/15	$12.99	$0.12	$(0.41)	$(0.29)	$(0.22)	$(1.86)	$(2.08)	$10.62	(1.60%	)	$32,950	1.13%	1.03%
12/31/14	13.55	0.16	1.94	2.10	(0.21)	(2.45)	(2.66)	12.99	16.33%		30,017	1.13%	1.16%
12/31/13	11.04	0.17	3.07	3.24	(0.22)	(0.51)	(0.73)	13.55	30.11%		23,348	1.13%	1.33%
12/31/12	10.12	0.20	1.41	1.61	(0.16)	(0.53)	(0.69)	11.04	16.37%		16,241	1.14%	1.89%
12/31/11	10.41	0.14	(0.23)	(0.09)	(0.20)	-	(0.20)	10.12	(0.81%	)	12,970	1.15%	1.38%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	68%	66%	71%	81%	106%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$17.85	$(0.04)	$(0.74)	$(0.78)	$(3.56)	$(3.56)	$13.51	(5.11%)	$194,889	1.09%	N/A	(0.22%)
12/31/14	22.81	(0.09)	1.21	1.12	(6.08)	(6.08)	17.85	5.92%	253,096	1.08%	N/A	(0.43%)
12/31/13	16.30	(0.08)	7.79	7.71	(1.20)	(1.20)	22.81	48.54%	273,041	1.10%	1.08%	(0.43%)
12/31/12	16.05	(0.06)	2.17	2.11	(1.86)	(1.86)	16.30	13.41%	256,961	1.13%	1.12%	(0.38%)
12/31/11	17.70	(0.12)	(0.82)	(0.94)	(0.71)	(0.71)	16.05	(5.23%)	250,279	1.13%	N/A	(0.68%)
Service Class
12/31/15	$17.40	$(0.07)	$(0.72)	$(0.79)	$(3.56)	$(3.56)	$13.05	(5.33%)	$11,375	1.34%	N/A	(0.46%)
12/31/14	22.44	(0.13)	1.17	1.04	(6.08)	(6.08)	17.40	5.62%	9,977	1.33%	N/A	(0.67%)
12/31/13	16.09	(0.13)	7.68	7.55	(1.20)	(1.20)	22.44	48.17%	7,871	1.35%	1.34%	(0.69%)
12/31/12	15.91	(0.10)	2.14	2.04	(1.86)	(1.86)	16.09	13.07%	5,837	1.38%	1.37%	(0.63%)
12/31/11	17.59	(0.16)	(0.81)	(0.97)	(0.71)	(0.71)	15.91	(5.43%)	5,120	1.38%	N/A	(0.92%)

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	78%	78%	86%	90%	91%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Company Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/15	$17.59	$0.10	$(1.06)	$(0.96)	$(0.06)	$(1.69)	$(1.75)	$14.88	(5.36%	)	$88,068	1.09%	1.05%	0.62%
12/31/14	23.88	0.05	(0.01)	0.04	-	(6.33)	(6.33)	17.59	0.47%		95,788	1.17%	1.15%	0.26%
12/31/13	18.86	(0.01)	5.87	5.86	(0.26)	(0.58)	(0.84)	23.88	31.71%		97,840	1.16%	1.15%	(0.04%	)
12/31/12	16.83	0.19	2.34	2.53	(0.00)[d]	(0.50)	(0.50)	18.86	15.20%		114,274	1.17%	1.15%	1.05%
12/31/11	17.30	(0.01)	(0.23)	(0.24)	-	(0.23)	(0.23)	16.83	(1.26%	)	102,633	1.17%	1.15%	(0.06%	)
Service Class I
12/31/15	$17.29	$0.06	$(1.06)	$(1.00)	$(0.02)	$(1.69)	$(1.71)	$14.58	(5.65%	)	$10,829	1.33%	1.30%	0.37%
12/31/14	23.63	0.00 [d]	(0.01)	(0.01)	-	(6.33)	(6.33)	17.29	0.24%		10,726	1.42%	1.40%	0.02%
12/31/13	18.70	(0.05)	5.79	5.74	(0.23)	(0.58)	(0.81)	23.63	31.34%		9,944	1.41%	1.40%	(0.23%	)
12/31/12	16.73	0.15	2.32	2.47	-	(0.50)	(0.50)	18.70	14.99%		6,354	1.42%	1.40%	0.86%
12/31/11	17.24	(0.05)	(0.23)	(0.28)	-	(0.23)	(0.23)	16.73	(1.56%	)	3,951	1.42%	1.40%	(0.28%	)

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	44%	22%	12%	14%	13%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/15	$14.69	$0.07	$(0.89)	$(0.82)	$(0.11)	$(2.42)	$(2.53)	$11.34	(5.53%	)	$197,297	0.79%	0.50%
12/31/14	13.80	0.11	1.19	1.30	(0.09)	(0.32)	(0.41)	14.69	9.45%		236,399	0.79%	0.80%
12/31/13	10.06	0.09	3.74	3.83	(0.09)	-	(0.09)	13.80	38.18%		257,210	0.80%	0.74%
12/31/12	8.51	0.08	1.54	1.62	(0.07)	-	(0.07)	10.06	19.06%		168,248	0.81%	0.82%
12/31/11	9.26	0.05	(0.75)	(0.70)	(0.05)	-	(0.05)	8.51	(7.50%	)	170,925	0.81%	0.53%
Service Class
12/31/15	$14.59	$0.04	$(0.89)	$(0.85)	$(0.07)	$(2.42)	$(2.49)	$11.25	(5.74%	)	$15,919	1.04%	0.27%
12/31/14	13.72	0.08	1.18	1.26	(0.07)	(0.32)	(0.39)	14.59	9.16%		15,484	1.04%	0.56%
12/31/13	10.01	0.06	3.72	3.78	(0.07)	-	(0.07)	13.72	37.82%		12,729	1.05%	0.47%
12/31/12	8.47	0.06	1.53	1.59	(0.05)	-	(0.05)	10.01	18.78%		8,717	1.06%	0.60%
12/31/11	9.22	0.03	(0.74)	(0.71)	(0.04)	-	(0.04)	8.47	(7.70%	)	7,067	1.06%	0.30%

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	42%	46%	67%	49%	72%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Total Return Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Interest expense to average daily net assets[p]		Net investment income (loss) to average daily net assets[n]
Class II
12/31/15	$10.64	$0.14	$(0.11)	$0.03	$(0.36)	$(0.12)	$(0.48)	$10.19	0.24%		$328,928	0.66%		0.60%		N/A		1.32%
12/31/14	10.34	0.13	0.36	0.49	(0.19)	-	(0.19)	10.64	4.75%		403,732	0.70%		0.65%		0.00%	[e]	1.27%
12/31/13	10.82	0.13	(0.31)	(0.18)	(0.21)	(0.09)	(0.30)	10.34	(1.63%	)	401,127	0.69%		0.65%		0.00%	[e]	1.23%
12/31/12	10.13	0.20	0.70	0.90	(0.21)	-	(0.21)	10.82	8.93%		306,746	0.72%		0.65%		0.00%	[e]	1.84%
12/31/11	9.90	0.22	0.02	0.24	(0.01)	-	(0.01)	10.13	2.45%		226,663	0.70%		0.65%		N/A		2.21%
Service Class I
12/31/15	$10.57	$0.11	$(0.11)	$(0.00)[d]	$(0.34)	$(0.12)	$(0.46)	$10.11	(0.05%	)	$17,161	0.90%		0.85%		N/A		1.09%
12/31/14	10.29	0.10	0.35	0.45	(0.17)	-	(0.17)	10.57	4.43%		14,435	0.95%		0.90%		0.00%	[e]	1.00%
12/31/13	10.79	0.10	(0.30)	(0.20)	(0.21)	(0.09)	(0.30)	10.29	(1.85%	)	11,404	0.94%		0.90%		0.00%	[e]	1.00%
12/31/12[h]	10.49	0.10	0.41	0.51	(0.21)	-	(0.21)	10.79	4.94%	[b]	5,730	0.97%	[a]	0.90%	[a]	0.00%	[a,e]	1.45%	[a]

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate	322%	447%[u]	550%[u]	583%[u]	417%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
u	Excludes Treasury roll transactions. Including these transactions, the portfolio turnover would have been 479%, 574% and 618%, respectively, for the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are 19 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MML Equity Income Fund (“Equity Income Fund”)

MML Equity Index Fund (“Equity Index Fund”)

MML Focused Equity Fund (“Focused Equity Fund”)

MML Foreign Fund (“Foreign Fund”)

MML Fundamental Growth Fund (“Fundamental Growth Fund”)

MML Fundamental Value Fund (“Fundamental Value Fund”)

MML Global Fund (“Global Fund”)

MML Growth & Income Fund (“Growth & Income Fund”)

MML Income & Growth Fund (“Income & Growth Fund”)

MML International Equity Fund (“International Equity Fund”)

MML Large Cap Growth Fund (“Large Cap Growth Fund”)

MML Managed Volatility Fund (“Managed Volatility Fund”)

MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MML Mid Cap Value Fund (“Mid Cap Value Fund”)

MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MML Small Company Value Fund (“Small Company Value Fund”)

MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)

MML Total Return Bond Fund (“Total Return Bond Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of the Trust, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

Notes to Financial Statements (Continued)

The Focused Equity Fund, Fundamental Growth Fund, Large Cap Growth Fund, Small Company Value Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2015. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2015, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3	Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$425,840,573	$5,283,848	*	$-	$431,124,421
Mutual Funds	1,002	-		-	1,002
Short-Term Investments	-	886,244		-	886,244

Total Investments	$425,841,575	$6,170,092		$-	$432,011,667

Equity Income Fund
Asset Investments
Common Stock	$452,596,622	$11,565,583	*	$-	$464,162,205
Corporate Debt	-	-		180,285	180,285
Mutual Funds	1,147	-		-	1,147
Short-Term Investments	-	8,316,350		-	8,316,350

Total Investments	$452,597,769	$19,881,933		$180,285	$472,659,987

Equity Index Fund
Asset Investments
Common Stock	$448,254,236	$-		$-	$448,254,236
Short-Term Investments	-	2,523,782		-	2,523,782

Total Investments	$448,254,236	$2,523,782		$-	$450,778,018

Asset Derivatives
Futures Contracts	$3,249	$-		$-	$3,249

Foreign Fund
Asset Investments
Common Stock*
Bermuda	$-	$2,798,650		$-	$2,798,650
Brazil	3,060,257	-		-	3,060,257
Cayman Islands	-	7,305,514		-	7,305,514
China	-	13,960,798		-	13,960,798
France	-	40,002,630		-	40,002,630
Germany	1,587,379	41,339,589		-	42,926,968
Hong Kong	-	7,177,451		-	7,177,451
Ireland	-	6,224,498		-	6,224,498
Israel	7,754,644	-		-	7,754,644
Italy	-	10,405,305		-	10,405,305
Japan	5,566,206	20,199,036		-	25,765,242
Luxembourg	-	2,020,126		-	2,020,126
Netherlands	-	23,473,044		-	23,473,044
Norway	-	5,731,623		-	5,731,623
Portugal	-	2,808,948		-	2,808,948
Republic of Korea	4,952,072	14,061,559		-	19,013,631

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Foreign Fund (Continued)
Asset Investments (Continued)
Common Stock (Continued)
Russia	$-	$1,832,471		$-	$1,832,471
Singapore	-	9,184,174		-	9,184,174
Spain	4,779,446	883,416		-	5,662,862
Sweden	1,286,337	3,334,833		-	4,621,170
Switzerland	-	23,813,269		-	23,813,269
Taiwan	-	1,796,258		-	1,796,258
Thailand	-	2,410,381		-	2,410,381
United Kingdom	5,008,623	68,656,820		-	73,665,443
Mutual Funds	22,186,164	-		-	22,186,164
Short-Term Investments	-	12,373,678		-	12,373,678

Total Investments	$56,181,128	$321,794,071		$-	$377,975,199

Fundamental Value Fund
Asset Investments
Common Stock	$214,561,770	$5,373,562	*	$-	$219,935,332
Short-Term Investments	-	5,947,687		-	5,947,687

Total Investments	$214,561,770	$11,321,249		$-	$225,883,019

Global Fund
Asset Investments
Common Stock*
Austria	$-	$1,199,152		$-	$1,199,152
Bermuda	385,582	-		-	385,582
Brazil	649,965	1,045,692		-	1,695,657
Canada	4,201,785	-		-	4,201,785
Cayman Islands	-	443,427		-	443,427
Czech Republic	-	394,522		-	394,522
Denmark	-	2,215,856		-	2,215,856
France	-	18,657,841		-	18,657,841
Germany	-	15,287,513		-	15,287,513
Ireland	10,810,083	-		-	10,810,083
Israel	1,257,077	-		-	1,257,077
Japan	-	3,413,891		-	3,413,891
Mexico	943,550	-		-	943,550
Netherlands	-	5,592,194		-	5,592,194
Netherlands Antilles	2,192,243	-		-	2,192,243
Republic of Korea	-	1,483,218		-	1,483,218
Spain	-	947,463		-	947,463
Sweden	-	4,170,857		-	4,170,857
Switzerland	-	20,961,201		-	20,961,201
Thailand	-	484,116		-	484,116
United Kingdom	1,907,064	25,153,345		-	27,060,409
United States	124,090,219	-		-	124,090,219
Mutual Funds	2,755,916	-		-	2,755,916
Short-Term Investments	-	3,246,399		-	3,246,399

Total Investments	$149,193,484	$104,696,687		$-	$253,890,171

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Growth & Income Fund
Asset Investments
Common Stock	$119,378,926	$5,208,232	*	$-		$124,587,158
Preferred Stock	305,953	-		-		305,953
Short-Term Investments	-	691,881		-		691,881

Total Investments	$119,684,879	$5,900,113		$-		$125,584,992

Income & Growth Fund
Asset Investments
Common Stock	$224,207,352	$6,503,755	*	$-		$230,711,107
Short-Term Investments	-	7,921,616		-		7,921,616

Total Investments	$224,207,352	$14,425,371		$-		$238,632,723

International Equity Fund
Asset Investments
Common Stock*
Australia	$-	$4,854,153		$-		$4,854,153
Cayman Islands	5,452,762	-		-		5,452,762
France	-	21,887,834		-		21,887,834
Germany	-	15,466,761		-		15,466,761
Indonesia	-	3,367,466		-		3,367,466
Ireland	3,487,326	2,708,887		-		6,196,213
Israel	284,830	-		-		284,830
Italy	-	7,859,511		-		7,859,511
Japan	-	31,701,096		-		31,701,096
Mexico	1,632,600	-		-		1,632,600
Netherlands	-	8,728,894		-		8,728,894
Republic of Korea	-	4,458,197		-		4,458,197
Sweden	-	5,770,028		-		5,770,028
Switzerland	-	20,818,540		-		20,818,540
United Kingdom	-	21,575,557		-		21,575,557
Mutual Funds	5,107,161	-		-		5,107,161
Short-Term Investments	-	5,488,192		-		5,488,192

Total Investments	$15,964,679	$154,685,116		$-		$170,649,795

Asset Derivatives
Forward Contracts	$-	$203,703		$-		$203,703

Managed Volatility Fund
Asset Investments
Common Stock	$192,604,510	$-		$-		$192,604,510
Corporate Debt	-	-		-	†	-
Purchased Options	660,669	-		-		660,669
Short-Term Investments	-	4,604,050		-		4,604,050

Total Investments	$193,265,179	$4,604,050		$-		$197,869,229

Liability Derivatives
Written Options	$(2,388,480)	$-		$-		$(2,388,480)

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Mid Cap Growth Fund
Asset Investments
Common Stock	$415,600,545	$-		$1,994,446	$417,594,991
Preferred Stock	-	-		2,309,200	2,309,200
Mutual Funds	31,110,917	-		-	31,110,917
Short-Term Investments	-	18,088,715		-	18,088,715

Total Investments	$446,711,462	$18,088,715		$4,303,646	$469,103,823

Mid Cap Value Fund
Asset Investments
Common Stock	$440,954,211	$4,833,194	*	$-	$445,787,405
Mutual Funds	4,661,449	-		-	4,661,449
Short-Term Investments	-	11,061,803		-	11,061,803

Total Investments	$445,615,660	$15,894,997		$-	$461,510,657

Asset Derivatives
Forward Contracts	$-	$34,027		$-	$34,027

Liability Derivatives
Forward Contracts	$-	$(64,070)		$-	$(64,070)

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$190,681,703	$2,264,922	*	$311,026	$193,257,651
Preferred Stock	-	-		2,419,091	2,419,091
Mutual Funds	20,457,673	-		-	20,457,673
Short-Term Investments	-	6,157,336		-	6,157,336

Total Investments	$211,139,376	$8,422,258		$2,730,117	$222,291,751

Total Return Bond Fund
Asset Investments
Bank Loans	$-	$835,650		$-	$835,650
Corporate Debt	-	83,553,796		-	83,553,796
Municipal Obligations	-	3,464,994		-	3,464,994
Non-U.S. Government Agency Obligations	-	73,449,071		-	73,449,071
U.S. Government Agency Obligations and Instrumentalities	-	96,464,963		-	96,464,963
U.S. Treasury Obligations	-	97,806,097		-	97,806,097
Short-Term Investments	-	21,735,682		-	21,735,682

Total Investments	$-	$377,310,253		$-	$377,310,253

Liability Derivatives
Futures Contracts	$(27,012)	$-		$-	$(27,012)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.
†	Represents a security at $0 value as of December 31, 2015.

Notes to Financial Statements (Continued)

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2015.

Statements of Assets and Liabilities location:	Total Return Bond Fund
Receivables from:
Investments sold on a when-issued basis	X
Payables for:
Investments purchased on a when-issued basis	X

Statements of Assets and Liabilities location:	Foreign Fund	Global Fund	International Equity Fund	Mid Cap Growth Fund	Small Cap Growth Equity Fund	Small Company Value Fund
Payables for:
Securities on loan	X	X	X	X	X	X
Due To Custodian					X

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2015. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/14		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 12/31/15		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/15
Equity Income Fund
Corporate Debt†	$-		$-	$-	$14,520	$165,765	$-	$-	$-		$180,285		$14,520

Managed Volatility Fund
Corporate Debt	$-	***	$-	$-	$-	$-	$-	$-	$-		$-	††	$-

Mid Cap Growth Fund
Common Stock	$1,216,929		$-	$-	$669,348	$108,169	$-	$-	$-		$1,994,446		$669,348
Preferred Stock	1,961,775		-	-	347,425	-	-	-	-		2,309,200		347,425

	$3,178,704		$-	$-	$1,016,773	$108,169	$-	$-	$-		$4,303,646		$1,016,773

Small Cap Growth Equity Fund
Common Stock	$240,155		$-	$-	$70,871	$-	$-	$-	$-		$311,026		$70,871
Preferred Stock	3,653,969		-	209,396	(1,868,493)	1,040,480	(616,261)	-	-		2,419,091		(29,327)

	$3,894,124		$-	$209,396	$(1,797,622)	$1,040,480	$(616,261)	$-	$-		$2,730,117		$41,544

Total Return Bond Fund
Non-U.S. Government Agency Obligations	$-		$-	$-	$-	$1,018,957	$-	$-	$(1,018,957	)**	$-		$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as inputs were more observable.
***	Represents a security at $0 value as of December 31, 2014.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents a security at $0 value as of December 31, 2015.

Notes to Financial Statements (Continued)

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s) other than those disclosed below.

The Small Cap Growth Equity Fund initially fair valued certain of its Level 3 investments using acquisition cost. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Small Cap Growth Equity Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common stock — $311,026
Dropbox Inc.	$159,129	Market Approach	EV/Multiple	5.69	x
			Discount for Lack of Marketability	10%
Telogis	151,897	Market Approach	EV/Multiple	4.45	x
			Discount for Lack of Marketability	10%
Preferred stock — $2,419,091
Cloudera Inc.	310,027	Market Approach	EV/Multiple	11.60	x
			Discount for Lack of Marketability	10%
Docusign Series F	23,354	Market Approach	EV/Multiple	7.50	x
			Discount for Lack of Marketability	10%
Docusign Series E	161,417	Market Approach	EV/Multiple	7.50	x
			Discount for Lack of Marketability	10%
Docusign Series D	6,239	Market Approach	EV/Multiple	7.50	x
			Discount for Lack of Marketability	10%
Docusign Series B	8,700	Market Approach	EV/Multiple	7.50	x
			Discount for Lack of Marketability	10%
Docusign Series B1	2,595	Market Approach	EV/Multiple	7.50	x
			Discount for Lack of Marketability	10%
Draftkings Series D	46,537	Market Approach	Market Observed Transaction	$3.13
Draftkings Inc. Series D1	116,413	Market Approach	Market Observed Transaction	$4.05
MarkLogic Corp. Series F	268,013	Market Approach	EV/Multiple	3.30	x
			Discount for Lack of Marketability	10%
NUTANIX, Inc. Series E	230,966	Market Approach	EV/Multiple	4.10	x
			Discount for Lack of Marketability	10%
Telogis	482,675	Market Approach	EV/Multiple	4.45	x
			Discount for Lack of Marketability	10%
The Honest Co.	182,544	Market Approach	EV/Multiple	3.80	x
			Discount for Lack of Marketability	10%
Veracode, Inc	290,072	Market Approach	EV/Multiple	7.68	x
			Discount for Lack of Marketability	10%
Zuora Inc. Series F	289,539	Market Approach	EV/Multiple	6.00	x
			Discount for Lack of Marketability	10%

Total	$2,730,117

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2015, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Equity Income Fund	Equity Index Fund	Foreign Fund	Global Fund	Growth & Income Fund	International Equity Fund	Managed Volatility Fund	Mid Cap Value Fund	Total Return Bond Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management						A		A	A
Directional Exposures to Currencies									A

Futures Contracts**
Hedging/Risk Management									A
Duration/Credit Quality Management									M
Substitution for Direct Investment		A							M

Options (Purchased)
Hedging/Risk Management							A

Options (Written)
Hedging/Risk Management							A
Income							A

Rights and Warrants
Result of a Corporate Action	A		A	A	A	A		A
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.

At December 31, 2015, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Income Fund
Realized Gain (Loss)#
Rights	$1	$-	$-	$1

Number of Contracts, Notional Amounts or Shares/Units†
Rights	177,650	-	-	177,650

Equity Index Fund
Asset Derivatives
Futures Contracts^^	$3,249	$-	$-	$3,249

Realized Gain (Loss)#
Futures Contracts	$75,894	$-	$-	$75,894

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Index Fund (Continued)
Change in Appreciation (Depreciation)##
Futures Contracts	$(138,825)	$-	$-	$(138,825)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	34	-	-	34

Foreign Fund
Realized Gain (Loss)#
Rights	$(4,523)	$-	$-	$(4,523)

Change in Appreciation (Depreciation)##
Rights	$1,600	$-	$-	$1,600

Number of Contracts, Notional Amounts or Shares/Units†
Rights	133,336	-	-	133,336

Global Fund
Realized Gain (Loss)#
Rights	$95	$-	$-	$95

Number of Contracts, Notional Amounts or Shares/Units†
Rights	8,931	-	-	8,931

Growth & Income Fund
Realized Gain (Loss)#
Rights	$1	$-	$-	$1

Number of Contracts, Notional Amounts or Shares/Units†
Rights	- ††	-	-	-

International Equity Fund
Asset Derivatives
Forward Contracts*	$-	$203,703	$-	$203,703

Realized Gain (Loss)#
Forward Contracts	$-	$714,210	$-	$714,210
Rights	630	-	-	630

Total Realized Gain (Loss)	$630	$714,210	$-	$714,840

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(304,607)	$-	$(304,607)

Number of Contracts Notional Amounts or Shares/Units†
Forward Contracts	$-	$9,252,953	$-	$9,252,953
Rights	71,789	-	-	71,789

Managed Volatility Fund
Asset Derivatives
Purchased Options*	$660,669	$-	$-	$660,669

Liability Derivatives
Written Options^	$(2,388,480)	$-	$-	$(2,388,480)

Notes to Financial Statements (Continued)

	Equity Risk		Foreign Exchange Risk	Interest Rate Risk	Total
Managed Volatility Fund (Continued)
Realized Gain (Loss)#
Purchased Options	$(5,173,080)		$-	$-	$(5,173,080)
Written Options	7,635,344		-	-	7,635,344

Total Realized Gain (Loss)	$2,462,264		$-	$-	$2,462,264

Change in Appreciation (Depreciation)##
Purchased Options	$143,677		$-	$-	$143,677
Written Options	2,792,653		-	-	2,792,653

Total Change in Appreciation (Depreciation)	$2,936,330		$-	$-	$2,936,330

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	1,087		-	-	1,087
Written Options	1,131		-	-	1,131

Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$-		$34,027	$-	$34,027

Liability Derivatives
Forward Contracts^	$-		$(64,070)	$-	$(64,070)

Realized Gain (Loss)#
Forward Contracts	$-		$2,384,087	$-	$2,384,087
Rights	23		-	-	23

Total Realized Gain (Loss)	$23		$2,384,087	$-	$2,384,110

Change in Appreciation (Depreciation)##
Forward Contracts	$-		$(110,784)	$-	$(110,784)

Number of Contracts Notional Amounts or Shares/Units†
Forward Contracts	$-		$17,214,879	$-	$17,214,879
Rights	-	††	-	-	-

Total Return Bond Fund
Liability Derivatives
Futures Contracts^^	$-		$-	$(27,012)	$(27,012)

Realized Gain (Loss)#
Forward Contracts	$-		$510,125	$-	$510,125
Futures Contracts	-		-	238,696	238,696

Total Realized Gain (Loss)	$-		$510,125	$238,696	$748,821

Change in Appreciation (Depreciation)##
Forward Contracts	$-		$(510,125)	$-	$(510,125)
Futures Contracts	-		-	(27,012)	(27,012)

Total Change in Appreciation (Depreciation)	$-		$(510,125)	$(27,012)	$(537,137)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-		$192,340,901	$-	$192,340,901
Futures Contracts	-		-	120	120

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts.

Notes to Financial Statements (Continued)

^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, and shares/units outstanding for written options, purchased options, and rights, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2015.
††	Amount is less than 0.5 shares.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2015.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received**	Net Amount*
International Equity Fund
State Street Bank and Trust	$203,703	$ -	$-	$203,703

*	Represents the net amount receivable from the counterparty in the event of default.
**	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2015, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Notes to Financial Statements (Continued)

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2015. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
International Equity Fund
Contracts to Buy
AUD	660,000	State Street Bank and Trust	03/16/16	$475,011	$4,250
JPY	19,494,249	State Street Bank and Trust	01/04/16	161,854	335

				$636,865	$4,585

Contracts to Deliver
AUD	1,234,000	State Street Bank and Trust	03/16/16	$935,199	$39,126
CHF	4,355,000	State Street Bank and Trust	03/16/16	4,521,199	159,992

				$5,456,398	$199,118

Mid Cap Value Fund
Contracts to Deliver
JPY	206,255,830	Credit Suisse International	01/29/16	$1,707,020	$(9,868)

CAD	10,066,997	JP Morgan Chase Bank	01/29/16	7,221,585	(54,202)

EUR	3,804,379	UBS AG	01/29/16	4,170,893	34,027

				$13,099,498	$(30,043)

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Notes to Financial Statements (Continued)

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2015:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Equity Index Fund
Futures Contracts — Long
S&P 500 E Mini Index	03/18/16	30	$3,053,100	$3,249

Total Return Bond Fund
Futures Contracts — Long
U.S. Treasury Note 5 Year	03/31/16	99	$11,713,711	$(27,012)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put

Notes to Financial Statements (Continued)

option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open written option contracts at December 31, 2015:

	Units	Expiration Date	Description	Premiums Received	Value
Managed Volatility Fund
	106	1/08/16	S&P 500 Index Call, Strike 2,050.00	$360,758	$162,180
.	102	1/15/16	S&P 500 Index Call, Strike 2,000.00	744,345	613,020
	208	1/15/16	S&P 500 Index Call, Strike 2,050.00	1,455,480	407,680
	112	1/15/16	S&P 500 Index Call, Strike 2,075.00	283,618	100,800
	108	1/15/16	S&P 500 Index Call, Strike 2,100.00	400,880	32,400
	106	1/22/16	S&P 500 Index Call, Strike 2,075.00	349,535	159,000
	94	2/19/16	S&P 500 Index Call, Strike 2,025.00	507,365	509,480
	102	2/19/16	S&P 500 Index Call, Strike 2,050.00	672,945	403,920

				$4,774,926	$2,388,480

Transactions in written option contracts during the year ended December 31, 2015, were as follows:

	Number of Contracts	Premiums Received
Managed Volatility Fund
Options outstanding at December 31, 2014	1,779	$7,831,873
Options written	13,851	48,592,334
Options terminated in closing purchase transactions	(14,449)	(51,272,218)
Options expired	(243)	(377,063)

Options outstanding at December 31, 2015	938	$4,774,926

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Notes to Financial Statements (Continued)

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2015, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Notes to Financial Statements (Continued)

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2015, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the lending agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at December 31, 2015.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended December 31, 2015, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Foreign Fund	$424,151	$87,073	$337,078
Global Fund	134,952	27,270	107,682
International Equity Fund	110,179	22,086	88,093
Mid Cap Growth Fund	275,780	55,177	220,603
Small Cap Growth Equity Fund	254,922	50,967	203,955
Small Company Value Fund	48,420	9,703	38,717

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

Each of the Foreign Fund and the International Equity Fund invests substantially all of its assets and the Global Fund invests a significant amount of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies, and investment strategies.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Blue Chip Growth Fund	0.75% on the first $400 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $400 million
Equity Income Fund	0.75% on the first $600 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $600 million
Equity Index Fund	0.10% on the first $750 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $750 million
Focused Equity Fund**	0.70% on the first $250 million; and	Harris Associates L.P.
0.60% on any excess over $250 million
Foreign Fund	0.89% on the first $500 million; and	Templeton Investment Counsel, LLC
0.85% on any excess over $500 million
Fundamental Growth Fund*	0.62% on the first $250 million; and	Wellington Management Company LLP
0.60% on any excess over $250 million
Fundamental Value Fund**	0.60% on the first $500 million; and	Wellington Management Company LLP
0.575% on any excess over $500 million
Global Fund	0.60% on the first $600 million; and	Massachusetts Financial Services Company
0.55% on any excess over $600 million
Growth & Income Fund*	0.50% on the first $500 million; and	Massachusetts Financial Services Company
0.475% on any excess over $500 million
Income & Growth Fund	0.65% on the first $600 million; and	BlackRock Investment Management, LLC
0.60% on any excess over $600 million
International Equity Fund*	0.80% on the first $250 million; and	Harris Associates L.P.
0.75% on any excess over $250 million

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
Large Cap Growth Fund	0.65% on the first $600 million; and	Rainier Investment Management, LLC
0.60% on any excess over $600 million
Managed Volatility Fund	0.75% on the first $500 million; and	Gateway Investment Advisers, LLC
0.70% on any excess over $500 million
Mid Cap Growth Fund	0.77% on the first $600 million; and	T. Rowe Price Associates, Inc.
0.75% on any excess over $600 million
Mid Cap Value Fund	0.84% on the first $600 million; and 0.80% on any excess over $600 million	American Century Investment Management, Inc.
Small Cap Growth Equity Fund	1.04% on the first $200 million; and 1.00% on any excess over $200 million	Waddell & Reed Investment Management Company; and Wellington Management Company LLP
Small Company Value Fund*	0.80% on the first $150 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $150 million
Small/Mid Cap Value Fund*	0.75% on the first $500 million; and	AllianceBernstein L.P.
0.70% on any excess over $500 million
Total Return Bond Fund**	0.45% on the first $500 million; and 0.43% on any excess over $500 million	Metropolitan West Asset Management, LLC

*	Prior to June 1, 2015, the investment advisory fees were as follows:

Fund	Investment Advisory Fee
Fundamental Growth Fund**	0.65% on the first $250 million; and
0.63% on any excess over $250 million
Growth & Income Fund	0.50%
International Equity Fund**	0.80%
Small Company Value Fund	0.85% on the first $150 million; and
0.75% on any excess over $150 million
Small/Mid Cap Value Fund	0.75%

**	Prior to May 1, 2015, the investment advisory fees were as follows:

Fund	Investment Advisory Fee
Focused Equity Fund	0.75% on the first $250 million; and
0.65% on any excess over $250 million
Fundamental Growth Fund	0.70% on the first $250 million; and
0.68% on any excess over $250 million
Fundamental Value Fund	0.65% on the first $500 million; and
0.625% on any excess over $500 million
International Equity Fund	0.85%
Total Return Bond Fund	0.50% on the first $500 million; and
0.48% on any excess over $500 million

Administration Fees

For the Equity Index Fund, Focused Equity Fund, Fundamental Growth Fund, Fundamental Value Fund, Global Fund, International Equity Fund, Small Company Value Fund, and Total Return Bond Fund, under a separate Administrative and Shareholder Services Agreement between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
Equity Index Fund*	0.30%	0.15%	None	0.30%
Focused Equity Fund*	None	0.15%	None	0.15%

Notes to Financial Statements (Continued)

	Class I	Class II	Class III	Service Class I
Fundamental Growth Fund*	None	0.15%	None	0.15%
Fundamental Value Fund*	None	0.15%	None	0.15%
Global Fund*	0.15%	0.15%	None	0.15%
International Equity Fund*	None	0.15%	None	0.15%
Small Company Value Fund*	None	0.15%	None	0.15%
Total Return Bond Fund*	None	0.15%	None	0.15%

*	Prior to May 1, 2015, the administration fees were as follows:

	Class I	Class II	Class III	Service Class I
Equity Index Fund	0.30% on the first $100 million;	0.19%	0.05%	0.30% on the first $100 million;
	0.28% on the next $150 million; and			0.28% on the next $150 million; and
	0.26% on any excess over $250 million			0.26% on any excess over $250 million
Focused Equity Fund	None	0.10%	None	0.10%
Fundamental Growth Fund	None	0.10%	None	0.10%
Fundamental Value Fund	None	0.10%	None	0.10%
Global Fund	0.28%	0.18%	None	0.28%
International Equity Fund	None	0.10%	None	0.10%
Small Company Value Fund	None	0.25%	None	0.25%
Total Return Bond Fund	None	0.10%	None	0.10%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class II	Service Class I
Fundamental Growth Fund*	None	0.85%	1.10%
Global Fund**	0.90%	0.80%	1.15%
International Equity Fund*	None	1.00%	1.25%
Small Company Value Fund**	None	1.15%	1.40%
Total Return Bond Fund*	None	0.60%	0.85%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2016.
**	Expense caps in effect through April 30, 2015.

Notes to Financial Statements (Continued)

MML Advisers has contractually agreed to waive, through April 30, 2016, 0.05% of the advisory fee for each class of the Total Return Bond Fund.

MML Advisers had agreed to waive, through April 30, 2015, 0.05% of the administrative and shareholder service fee for Class II and Class III shares of the Equity Index Fund.

Effective June 1, 2015, MML Advisers has agreed to voluntarily waive 0.05% of the advisory fee for each class of the MML Small Company Value Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2015, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Blue Chip Growth Fund	$700
Equity Income Fund	4,554
Foreign Fund	490
Fundamental Growth Fund	18
Global Fund	2,735
Growth & Income Fund	2,451
Income & Growth Fund	1,115
Large Cap Growth Fund	1,763
Managed Volatility Fund	18,695
Mid Cap Growth Fund	970
Small Cap Growth Equity Fund	37,290
Small Company Value Fund	279
Small/Mid Cap Value Fund	33,440

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2015, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blue Chip Growth Fund	$-	$132,106,057	$-	$162,172,425
Equity Income Fund	-	200,221,386	-	189,347,158
Equity Index Fund	-	33,092,750	-	15,696,895
Focused Equity Fund	-	80,011,381	-	76,838,432
Foreign Fund	-	100,757,925	-	43,750,952
Fundamental Growth Fund	-	85,964,486	-	121,616,234
Fundamental Value Fund	-	54,012,294	-	42,423,845
Global Fund	-	65,338,005	-	44,699,562
Growth & Income Fund	-	22,019,013	-	35,530,047
Income & Growth Fund	-	63,420,610	-	65,370,060
International Equity Fund	-	128,540,444	-	72,685,619
Large Cap Growth Fund	-	165,426,225	-	204,495,738
Managed Volatility Fund	-	7,373,225	-	180,936,641
Mid Cap Growth Fund	-	146,318,555	-	158,755,109
Mid Cap Value Fund	-	322,731,860	-	344,483,981
Small Cap Growth Equity Fund	-	178,625,013	-	236,377,327
Small Company Value Fund	-	44,797,226	-	44,668,775
Small/Mid Cap Value Fund	-	95,704,981	-	127,129,521
Total Return Bond Fund	1,135,459,113	117,833,356	1,193,827,240	96,352,383

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Initial Class
Sold	2,050,627	$35,000,186	2,432,310	$41,415,411
Issued as reinvestment of dividends	4,217,280	62,289,222	2,309,868	38,644,089
Redeemed	(4,490,729)	(78,848,927)	(6,665,224)	(114,765,671)

Net increase (decrease)	1,777,178	$18,440,481	(1,923,046)	$(34,706,171)

Blue Chip Growth Fund Service Class
Sold	700,855	$11,542,611	485,695	$8,240,685
Issued as reinvestment of dividends	425,902	6,171,321	175,921	2,902,689
Redeemed	(264,136)	(4,401,398)	(134,052)	(2,244,038)

Net increase (decrease)	862,621	$13,312,534	527,564	$8,899,336

Equity Income Fund Initial Class
Sold	3,349,391	$43,038,102	2,190,166	$29,879,917
Issued as reinvestment of dividends	4,798,391	51,918,590	1,355,269	18,675,610
Redeemed	(5,851,519)	(76,038,084)	(10,908,154)	(147,559,227)

Net increase (decrease)	2,296,263	$18,918,608	(7,362,719)	$(99,003,700)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount
Equity Income Fund Service Class
Sold	801,621	$9,912,506	670,085	$9,079,857
Issued as reinvestment of dividends	699,148	7,508,847	164,870	2,257,067
Redeemed	(461,419)	(5,866,477)	(301,982)	(4,096,661)

Net increase (decrease)	1,039,350	$11,554,876	532,973	$7,240,263

Equity Index Fund Class I
Sold	131,076	$3,326,839	191,367	$4,599,754
Issued as reinvestment of dividends	123,159	2,876,982	93,856	2,313,553
Redeemed	(549,858)	(13,987,453)	(988,488)	(23,947,674)

Net increase (decrease)	(295,623)	$(7,783,632)	(703,265)	$(17,034,367)

Equity Index Fund Class II
Sold	1,052,550	$26,566,026	389,841	$9,411,432
Issued as reinvestment of dividends	241,782	5,652,856	170,775	4,214,723
Redeemed	(691,685)	(17,492,168)	(629,543)	(15,324,538)

Net increase (decrease)	602,647	$14,726,714	(68,927)	$(1,698,383)

Equity Index Fund Class III
Sold	866	$22,459	915	$21,042
Issued as reinvestment of dividends	298,056	6,959,599	196,106	4,834,005
Redeemed	(106,824)	(2,703,109)	(113,391)	(2,701,841)

Net increase (decrease)	192,098	$4,278,949	83,630	$2,153,206

Equity Index Fund Service Class I
Sold	367,151	$9,082,505	449,061	$10,641,924
Issued as reinvestment of dividends	61,289	1,398,611	28,933	698,745
Redeemed	(111,382)	(2,742,801)	(137,780)	(3,240,727)

Net increase (decrease)	317,058	$7,738,315	340,214	$8,099,942

Focused Equity Fund Class II
Sold	1,950,228	$29,160,625	1,160,066	$17,935,868
Issued as reinvestment of dividends	2,006,738	23,639,379	955,351	14,913,033
Redeemed	(1,850,790)	(27,653,542)	(2,740,919)	(42,693,514)

Net increase (decrease)	2,106,176	$25,146,462	(625,502)	$(9,844,613)

Focused Equity Fund Service Class I
Sold	152,134	$2,134,769	183,039	$2,799,861
Issued as reinvestment of dividends	86,342	1,010,197	39,376	611,512
Redeemed	(115,281)	(1,736,595)	(81,455)	(1,255,824)

Net increase (decrease)	123,195	$1,408,371	140,960	$2,155,549

Foreign Fund Initial Class
Sold	7,768,376	$81,258,787	3,871,730	$41,684,165
Issued — merger	-	-	1,701,290	19,292,633
Issued as reinvestment of dividends	1,099,581	10,665,933	676,097	7,579,051
Redeemed	(4,394,039)	(46,071,249)	(10,892,002)	(121,449,488)

Net increase (decrease)	4,473,918	$45,853,471	(4,642,885)	$(52,893,639)

Foreign Fund Service Class
Sold	224,140	$2,317,484	122,641	$1,295,588
Issued — merger	-	-	305,170	3,442,313
Issued as reinvestment of dividends	33,446	322,750	21,048	234,680
Redeemed	(140,636)	(1,433,225)	(104,987)	(1,133,771)

Net increase (decrease)	116,950	$1,207,009	343,872	$3,838,810

Notes to Financial Statements (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount
Fundamental Growth Fund Class II
Sold	1,328,385	$18,826,700	1,515,895	$22,042,851
Issued as reinvestment of dividends	3,138,822	36,975,319	1,056,660	15,110,242
Redeemed	(3,753,642)	(54,749,345)	(5,045,952)	(72,994,870)

Net increase (decrease)	713,565	$1,052,674	(2,473,397)	$(35,841,777)

Fundamental Growth Fund Service Class I
Sold	81,440	$1,149,694	85,311	$1,230,250
Issued as reinvestment of dividends	48,130	562,161	9,395	133,691
Redeemed	(41,054)	(547,246)	(39,049)	(572,896)

Net increase (decrease)	88,516	$1,164,609	55,657	$791,045

Fundamental Value Fund Class II
Sold	1,885,056	$29,843,976	1,647,967	$25,792,859
Issued as reinvestment of dividends	1,499,241	20,434,654	811,002	12,757,062
Redeemed	(1,653,877)	(25,697,093)	(4,019,590)	(62,882,457)

Net increase (decrease)	1,730,420	$24,581,537	(1,560,621)	$(24,332,536)

Fundamental Value Fund Service Class I
Sold	267,094	$3,957,337	204,745	$3,184,188
Issued as reinvestment of dividends	39,989	539,857	16,026	250,322
Redeemed	(104,355)	(1,613,745)	(43,917)	(678,980)

Net increase (decrease)	202,728	$2,883,449	176,854	$2,755,530

Global Fund Class I
Sold	4,496,635	$57,265,309	6,485,317	$79,570,972
Issued as reinvestment of dividends	1,081,244	12,434,307	415,403	5,221,615
Redeemed	(3,111,843)	(40,045,880)	(2,247,657)	(28,065,181)

Net increase (decrease)	2,466,036	$29,653,736	4,653,063	$56,727,406

Global Fund Class II
Sold	47,470	$614,645	31,033	$393,624
Issued as reinvestment of dividends	77,044	900,642	34,912	445,484
Redeemed	(158,619)	(2,031,358)	(180,216)	(2,285,135)

Net increase (decrease)	(34,105)	$(516,071)	(114,271)	$(1,446,027)

Global Fund Service Class I
Sold	240,960	$2,974,186	212,279	$2,631,226
Issued as reinvestment of dividends	46,172	527,285	15,727	196,430
Redeemed	(109,180)	(1,373,250)	(29,560)	(366,527)

Net increase (decrease)	177,952	$2,128,221	198,446	$2,461,129

Growth & Income Fund Initial Class
Sold	107,989	$1,438,084	152,081	$1,911,429
Issued as reinvestment of dividends	104,134	1,325,627	109,646	1,393,594
Redeemed	(1,283,961)	(17,198,074)	(1,790,439)	(22,309,807)

Net increase (decrease)	(1,071,838)	$(14,434,363)	(1,528,712)	$(19,004,784)

Growth & Income Fund Service Class
Sold	179,282	$2,384,744	293,790	$3,607,961
Issued as reinvestment of dividends	15,067	190,746	13,622	172,322
Redeemed	(192,689)	(2,544,358)	(300,673)	(3,741,895)

Net increase (decrease)	1,660	$31,132	6,739	$38,388

Notes to Financial Statements (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount
Income & Growth Fund Initial Class
Sold	2,092,475	$25,180,057	2,524,602	$29,488,802
Issued as reinvestment of dividends	1,736,757	18,426,994	349,573	4,208,862
Redeemed	(2,959,410)	(35,488,006)	(3,873,523)	(45,887,021)

Net increase (decrease)	869,822	$8,119,045	(999,348)	$(12,189,357)

Income & Growth Fund Service Class
Sold	238,369	$2,815,280	213,242	$2,510,636
Issued as reinvestment of dividends	124,932	1,315,531	20,572	246,039
Redeemed	(168,232)	(1,986,854)	(210,004)	(2,492,819)

Net increase (decrease)	195,069	$2,143,957	23,810	$263,856

International Equity Fund Class II*
Sold	6,490,052	$62,903,390	23,728,769	$237,787,100
Issued as reinvestment of dividends	37,164	332,992	368,443	3,385,993
Redeemed	(1,267,813)	(12,071,785)	(10,731,629)	(107,513,100)

Net increase (decrease)	5,259,403	$51,164,597	13,365,583	$133,659,993

International Equity Fund Service Class I**
Sold	149,566	$1,425,758	36,222	$357,907
Issued as reinvestment of dividends	258	2,305	807	7,406
Redeemed	(9,716)	(92,301)	(4,827)	(44,820)

Net increase (decrease)	140,108	$1,335,762	32,202	$320,493

Large Cap Growth Fund Initial Class
Sold	1,489,752	$20,105,961	1,634,154	$23,278,500
Issued as reinvestment of dividends	3,877,235	43,425,029	2,203,892	30,391,668
Redeemed	(4,271,474)	(60,263,375)	(4,945,901)	(71,501,061)

Net increase (decrease)	1,095,513	$3,267,615	(1,107,855)	$(17,830,893)

Large Cap Growth Fund Service Class
Sold	94,721	$1,212,549	83,413	$1,164,721
Issued as reinvestment of dividends	59,374	653,118	22,303	304,214
Redeemed	(45,443)	(561,141)	(36,887)	(518,742)

Net increase (decrease)	108,652	$1,304,526	68,829	$950,193

Managed Volatility Fund Initial Class
Sold	490,598	$7,007,282	11,028,176	$158,958,673
Issued as reinvestment of dividends	223,684	3,096,226	1,396,227	19,633,713
Redeemed	(13,214,384)	(188,949,041)	(2,734,564)	(39,231,568)

Net increase (decrease)	(12,500,102)	$(178,845,533)	9,689,839	$139,360,818

Managed Volatility Fund Service Class
Sold	342,915	$4,861,141	397,254	$5,625,059
Issued as reinvestment of dividends	37,132	511,045	119,130	1,665,955
Redeemed	(308,184)	(4,368,659)	(242,040)	(3,427,755)

Net increase (decrease)	71,863	$1,003,527	274,344	$3,863,259

Mid Cap Growth Fund Initial Class
Sold	1,563,833	$26,333,144	1,092,094	$17,956,822
Issued as reinvestment of dividends	2,842,206	42,547,818	3,019,891	47,080,105
Redeemed	(3,176,630)	(53,193,017)	(3,541,263)	(58,469,540)

Net increase (decrease)	1,229,409	$15,687,945	570,722	$6,567,387

Notes to Financial Statements (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount
Mid Cap Growth Fund Service Class
Sold	735,303	$11,926,952	609,521	$9,922,863
Issued as reinvestment of dividends	494,271	7,241,068	437,024	6,703,945
Redeemed	(315,754)	(5,180,003)	(223,557)	(3,601,155)

Net increase (decrease)	913,820	$13,988,017	822,988	$13,025,653

Mid Cap Value Fund Initial Class
Sold	2,446,808	$31,047,996	1,953,776	$26,504,287
Issued as reinvestment of dividends	6,996,182	72,480,445	6,642,825	83,566,734
Redeemed	(5,101,145)	(62,354,659)	(7,338,549)	(100,216,941)

Net increase (decrease)	4,341,845	$41,173,782	1,258,052	$9,854,080

Mid Cap Value Fund Service Class
Sold	468,251	$5,612,473	389,404	$5,220,634
Issued as reinvestment of dividends	503,193	5,152,695	395,733	4,934,786
Redeemed	(178,011)	(2,138,681)	(197,323)	(2,641,929)

Net increase (decrease)	793,433	$8,626,487	587,814	$7,513,491

Small Cap Growth Equity Fund Initial Class
Sold	1,154,116	$17,387,574	1,047,511	$20,678,582
Issued as reinvestment of dividends	2,896,528	40,634,083	3,883,872	66,804,629
Redeemed	(3,805,914)	(68,130,431)	(2,720,244)	(55,156,708)

Net increase (decrease)	244,730	$(10,108,774)	2,211,139	$32,326,503

Small Cap Growth Equity Fund Service Class
Sold	205,576	$3,075,237	130,448	$2,562,512
Issued as reinvestment of dividends	156,435	2,122,311	144,811	2,431,449
Redeemed	(63,729)	(1,060,919)	(52,757)	(999,636)

Net increase (decrease)	298,282	$4,136,629	222,502	$3,994,325

Small Company Value Fund Class II
Sold	423,909	$7,077,697	719,701	$14,977,142
Issued as reinvestment of dividends	630,971	9,281,588	1,427,103	24,803,043
Redeemed	(580,385)	(9,810,197)	(799,602)	(17,543,083)

Net increase (decrease)	474,495	$6,549,088	1,347,202	$22,237,102

Small Company Value Fund Service Class I
Sold	135,867	$2,235,487	125,419	$2,473,795
Issued as reinvestment of dividends	78,252	1,129,172	157,782	2,698,082
Redeemed	(91,945)	(1,485,389)	(83,672)	(1,749,037)

Net increase (decrease)	122,174	$1,879,270	199,529	$3,422,840

Small/Mid Cap Value Fund Initial Class
Sold	948,363	$12,302,868	1,400,271	$19,425,968
Issued as reinvestment of dividends	3,225,764	36,451,132	460,660	6,665,754
Redeemed	(2,865,346)	(40,334,518)	(4,402,555)	(62,392,071)

Net increase (decrease)	1,308,781	$8,419,482	(2,541,624)	$(36,300,349)

Small/Mid Cap Value Fund Service Class
Sold	208,211	$2,741,062	255,516	$3,597,046
Issued as reinvestment of dividends	247,494	2,776,882	27,882	401,222
Redeemed	(101,380)	(1,345,538)	(149,720)	(2,109,763)

Net increase (decrease)	354,325	$4,172,406	133,678	$1,888,505

Notes to Financial Statements (Continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount
Total Return Bond Fund Class II
Sold	3,363,333	$35,396,133	5,607,993	$59,028,518
Issued as reinvestment of dividends	1,437,031	14,643,347	692,630	7,279,537
Redeemed	(10,454,425)	(110,926,318)	(7,151,125)	(75,467,043)

Net increase (decrease)	(5,654,061)	$(60,886,838)	(850,502)	$(9,158,988)

Total Return Bond Fund Service Class I
Sold	452,786	$4,709,307	513,127	$5,379,972
Issued as reinvestment of dividends	66,792	675,933	22,559	235,738
Redeemed	(188,061)	(1,968,965)	(278,958)	(2,923,400)

Net increase (decrease)	331,517	$3,416,275	256,728	$2,692,310

*	Fund and Class II shares commenced operations on January 7, 2014.
**	Service Class I commenced operations on May 1, 2014.

6.	Federal Income Tax Information

At December 31, 2015, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$286,974,444	$149,927,647	$(4,890,424)	$145,037,223
Equity Income Fund	404,462,928	93,733,293	(25,536,234)	68,197,059
Equity Index Fund	270,405,334	190,333,295	(9,960,611)	180,372,684
Focused Equity Fund	138,675,196	26,915,071	(11,127,544)	15,787,527
Foreign Fund	383,848,431	46,736,975	(52,610,207)	(5,873,232)
Fundamental Growth Fund	154,693,098	34,240,844	(2,570,660)	31,670,184
Fundamental Value Fund	185,215,412	51,609,698	(10,942,091)	40,667,607
Global Fund	219,968,224	43,397,107	(9,475,160)	33,921,947
Growth & Income Fund	94,477,733	34,096,253	(2,988,994)	31,107,259
Income & Growth Fund	201,857,267	45,295,611	(8,520,155)	36,775,456
International Equity Fund	195,154,440	2,234,840	(26,739,485)	(24,504,645)
Large Cap Growth Fund	186,166,634	40,978,048	(3,599,005)	37,379,043
Managed Volatility Fund	178,366,686	32,606,885	(13,104,342)	19,502,543
Mid Cap Growth Fund	346,795,038	132,030,119	(9,721,334)	122,308,785
Mid Cap Value Fund	461,104,487	31,725,474	(31,319,304)	406,170
Small Cap Growth Equity Fund	219,835,987	19,645,652	(17,189,888)	2,455,764
Small Company Value Fund	89,934,034	18,135,168	(5,892,539)	12,242,629
Small/Mid Cap Value Fund	206,329,065	22,966,871	(18,317,254)	4,649,617
Total Return Bond Fund	382,489,410	2,679,036	(7,858,193)	(5,179,157)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

Notes to Financial Statements (Continued)

At December 31, 2015, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
Blue Chip Growth Fund	$615,351	$-	$-
Growth & Income Fund	-	19,201,241	-
Foreign Fund	-	5,029,961	4,482,917

At December 31, 2015, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Total Return Bond Fund	$-	$163,673

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$127,622	$68,332,921	$-
Equity Income Fund	10,497,374	48,930,063	-
Equity Index Fund	7,613,210	9,274,838	-
Focused Equity Fund	3,008,185	21,641,391	-
Foreign Fund	10,988,683	-	-
Fundamental Growth Fund	4,952,300	32,585,180	-
Fundamental Value Fund	3,558,038	17,416,473	-
Global Fund	3,587,393	10,274,841	-
Growth & Income Fund	1,516,373	-	-
Income & Growth Fund	4,599,970	15,142,555	-
International Equity Fund	335,297	-	-
Large Cap Growth Fund	8,119,837	35,958,310	-
Managed Volatility Fund	3,607,271	-	-
Mid Cap Growth Fund	1,921,136	47,867,750	-
Mid Cap Value Fund	27,961,974	49,671,166	-
Small Cap Growth Equity Fund	4,560,467	38,195,927	-
Small Company Value Fund	307,773	10,102,987	-
Small/Mid Cap Value Fund	6,813,552	32,414,462	-
Total Return Bond Fund	11,545,091	3,774,189	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$1,386,920	$40,159,858	$-
Equity Income Fund	8,920,467	12,012,210	-
Equity Index Fund	7,495,243	4,565,783	-
Focused Equity Fund	3,317,750	12,206,795	-
Foreign Fund	7,813,731	-	-
Fundamental Growth Fund	3,016,690	12,227,243	-
Fundamental Value Fund	3,500,862	9,506,522	-
Global Fund	1,964,991	3,898,538	-
Growth & Income Fund	1,565,916	-	-
Income & Growth Fund	4,454,901	-	-
International Equity Fund	3,393,399	-	-
Large Cap Growth Fund	11,926,761	18,769,121	-
Managed Volatility Fund	2,573,217	18,726,451	-
Mid Cap Growth Fund	4,467,990	49,316,060	-
Mid Cap Value Fund	38,355,923	50,145,597	-
Small Cap Growth Equity Fund	22,287,130	46,948,948	-
Small Company Value Fund	283,229	27,217,896	-
Small/Mid Cap Value Fund	1,551,359	5,515,617	-
Total Return Bond Fund	7,515,275	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2015:

Amount
Foreign Fund	$443,905
International Equity Fund	231,061

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2015, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, premium amortization accruals, passive foreign investment companies, non-taxable dividends, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$761,223	$48,178,973	$(69,941)	$145,037,244
Equity Income Fund	9,763,614	47,737,402	(113,752)	68,194,148
Equity Index Fund	8,048,771	10,951,744	(148,576)	180,372,685
Focused Equity Fund	2,825,160	9,465,620	(17,478)	15,787,527
Foreign Fund	6,927,009	(9,512,878)	(80,629)	(5,911,281)
Fundamental Growth Fund	1,236,720	20,812,045	(23,085)	31,670,184
Fundamental Value Fund	4,411,389	16,023,460	(27,515)	40,664,757
Global Fund	3,148,847	19,414,903	(28,930)	33,906,233
Growth & Income Fund	1,304,084	(19,201,241)	(42,178)	31,107,257
Income & Growth Fund	5,019,451	22,127,800	(42,384)	36,775,384

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
International Equity Fund	$3,664,678	$-	$(6,643)	$(24,542,772)
Large Cap Growth Fund	231,011	16,232,059	(35,349)	37,379,043
Managed Volatility Fund	2,839,185	35,317,305	(1,687,834)	21,888,893
Mid Cap Growth Fund	1,825,796	54,554,964	(81,033)	122,308,786
Mid Cap Value Fund	19,127,364	33,924,143	(1,032,484)	405,405
Small Cap Growth Equity Fund	-	34,287,065	(71,736)	2,455,269
Small Company Value Fund	622,337	13,143,385	(17,909)	12,242,629
Small/Mid Cap Value Fund	1,908,314	13,384,143	(49,203)	4,649,617
Total Return Bond Fund	6,207,101	(163,673)	(46,462)	(5,179,157)

During the year ended December 31, 2015, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blue Chip Growth Fund	$225	$(348,679)	$348,454
Equity Income Fund	427	529,607	(530,034)
Equity Index Fund	793	93,741	(94,534)
Focused Equity Fund	26	7,075	(7,101)
Foreign Fund	305	135,156	(135,461)
Fundamental Growth Fund	34	127,914	(127,948)
Fundamental Value Fund	51	88,298	(88,349)
Global Fund	75	54,693	(54,768)
Growth & Income Fund	203	71,265	(71,468)
Income & Growth Fund	153	38,817	(38,970)
International Equity Fund	9	(897,016)	897,007
Large Cap Growth Fund	91	10	(101)
Managed Volatility Fund	358	72,282	(72,640)
Mid Cap Growth Fund	294	(845,871)	845,577
Mid Cap Value Fund	(603)	(2,635,480)	2,636,083
Small Cap Growth Equity Fund	(425,091)	(114,128)	539,219
Small Company Value Fund	46	7,624	(7,670)
Small/Mid Cap Value Fund	200	253,768	(253,968)
Total Return Bond Fund	78	(2,026,575)	2,026,497

The Funds did not have any unrecognized tax benefits at December 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this

Notes to Financial Statements (Continued)

would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Equity Income Fund and Equity Index Fund, plus interest and the Official Committee’s court costs, are approximately $4,562,800 and $207,706, respectively.

In addition, on June 2, 2011, the Equity Income Fund was named as a defendant in two closely related, parallel adversary proceedings brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), one in the United States District Court for the District of Massachusetts and one in the United States District Court for the District of Connecticut. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2015, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective January 1, 2016, the advisory fees, based upon each Fund’s average daily net assets, were changed for the following Funds as noted in the table below:

Fund	Investment Advisory Fee
Equity Income Fund	0.75% on the first $500 million; and
0.70% on any excess over $500 million
Equity Index Fund	0.10% on the first $500 million; and
0.08% on any excess over $500 million
Global Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Income & Growth Fund	0.65% on the first $500 million; and
0.60% on any excess over $500 million
Large Cap Growth Fund	0.65% on the first $500 million; and
0.60% on any excess over $500 million
Mid Cap Growth Fund	0.77% on the first $500 million; and
0.75% on any excess over $500 million
Mid Cap Value Fund	0.84% on the first $500 million; and
0.80% on any excess over $500 million

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2015, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2016

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 67	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 57	Trustee	Since 2012	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Harvard Business School.	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Director (2007-2010), Virtual Radiologic Corporation (telemedicine company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2012	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 69	Chairperson Trustee	Since 2016 Since 2003	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 64	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company); Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), Genzyme Corporation (biotechnology company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 63	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	95^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^ Age: 71	Trustee	Since 2003	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd. (holding company); Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elaine A. Sarsynski^^^ Age: 60	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	93	Director (since 2012), Horizon Technology Finance Management LLC (specialty finance company); Director (since 2013), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffrey M. Dube Age: 47	President	Since 2014	Vice President (since 2012), Assistant Vice President (2011-2012), Managing Director (2009-2011), MassMutual; President (since 2014), MML Series Investment Fund II (open-end investment company).	40

Michael C. Eldredge Age: 51	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	93

Andrew M. Goldberg Age: 49	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	93

Brian K. Haendiges Age: 55	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company).	93

Nicholas H. Palmerino Age: 50	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	93

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 51	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	93

Eric H. Wietsma Age: 49	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2015, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blue Chip Growth Fund	100.00%
Equity Income Fund	100.00%
Equity Index Fund	100.00%
Focused Equity Fund	86.55%
Fundamental Growth Fund	65.47%
Fundamental Value Fund	100.00%
Global Fund	48.57%
Growth & Income Fund	100.00%
Income & Growth Fund	100.00%
Large Cap Growth Fund	17.01%
Managed Volatility Fund	100.00%
Mid Cap Growth Fund	100.00%
Mid Cap Value Fund	32.06%
Small Cap Growth Equity Fund	25.26%
Small Company Value Fund	100.00%
Small/Mid Cap Value Fund	43.07%

For the year ended December 31, 2015, the following Fund(s) earned the following foreign sources of income:

Amount
Foreign Fund	$7,358,139
International Equity Fund	3,606,860

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees Approval of Investment Advisory Contracts

At their meeting in November 2015, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or subadvisers (the “Independent Trustees”), reviewed and approved a proposal to lower the advisory fee breakpoints of the Equity Income Fund, Equity Index Fund, Global Fund, Income & Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, and Mid Cap Value Fund (the “Funds”). In arriving at their decision, the Trustees considered materials provided by MML Advisers, including revised profitability schedules for the Funds. In their deliberations, the Trustees were advised by independent counsel.

The amendments to the advisory agreements for the Funds became effective on January 1, 2016.

At their meeting in November 2015, the Trustees, including the Independent Trustees, also reviewed and approved a proposal to lower the subadvisory fee paid by MML Advisers to BlackRock Investment Management, LLC (“BlackRock”) for the Income & Growth Fund. In arriving at their decision, the Trustees discussed the fees payable to BlackRock for the Income & Growth Fund by MML Advisers and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreement was not excessive and the subadvisory fee amount under the amended subadvisory agreement was fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

The amended subadvisory agreement became effective on December 1, 2015.

Prior to the votes being taken to approve the amendments to the advisory and subadvisory agreements discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of each such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

At their meeting in August 2015, the Trustees, including the Independent Trustees, approved a renegotiated subadvisory agreement with BlackRock for the Income & Growth Fund (“Renegotiated Subadvisory Agreement”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Renegotiated Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the Renegotiated Subadvisory Agreement, the Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) BlackRock and its personnel with responsibilities for providing services to the Income & Growth Fund; (ii) the terms of the Renegotiated Subadvisory Agreement; and (iii) the scope and quality of services that BlackRock will provide under the Renegotiated Subadvisory Agreement.

Other Information (Unaudited) (Continued)

Prior to the votes being taken to approve the Renegotiated Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Renegotiated Subadvisory Agreement; and (ii) the terms of the Renegotiated Subadvisory Agreement are fair and reasonable with respect to Income & Growth Fund and are in the best interest of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Renegotiated Subadvisory Agreement.

The Renegotiated Subadvisory Agreement became effective on September 1, 2015.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2015

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2015:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2015.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.79%	$1,043.80	$4.07	$1,021.20	$4.02
Service Class	1,000	1.04%	1,042.00	5.35	1,020.00	5.30
Equity Income Fund
Initial Class	1,000	0.79%	948.20	3.88	1,021.20	4.02
Service Class	1,000	1.04%	946.80	5.10	1,020.00	5.30
Equity Index Fund
Class I	1,000	0.43%	999.70	2.17	1,023.00	2.19
Class II	1,000	0.28%	1,000.70	1.41	1,023.80	1.43
Class III	1,000	0.13%	1,001.50	0.66	1,024.60	0.66
Service Class I	1,000	0.68%	998.30	3.43	1,021.80	3.47
Focused Equity Fund
Class II	1,000	0.90%	917.60	4.35	1,020.70	4.58
Service Class I	1,000	1.15%	916.50	5.56	1,019.40	5.85
Foreign Fund
Initial Class	1,000	0.98%	903.40	4.70	1,020.30	4.99
Service Class	1,000	1.23%	901.70	5.90	1,019.00	6.26

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Fundamental Growth Fund
Class II	$1,000	0.83%	$1,033.10	$4.25	$1,021.00	$4.23
Service Class I	1,000	1.09%	1,031.20	5.58	1,019.70	5.55
Fundamental Value Fund
Class II	1,000	0.79%	961.70	3.91	1,021.20	4.02
Service Class I	1,000	1.04%	960.40	5.14	1,020.00	5.30
Global Fund
Class I	1,000	0.82%	959.10	4.05	1,021.10	4.18
Class II	1,000	0.82%	958.80	4.05	1,021.10	4.18
Service Class I	1,000	1.07%	956.90	5.28	1,019.80	5.45
Growth & Income Fund
Initial Class	1,000	0.57%	987.80	2.86	1,022.30	2.91
Service Class	1,000	0.82%	986.80	4.11	1,021.10	4.18
Income & Growth Fund
Initial Class	1,000	0.70%	1,008.80	3.54	1,021.70	3.57
Service Class	1,000	0.95%	1,007.10	4.81	1,020.40	4.84
International Equity Fund
Class II	1,000	1.00%	906.30	4.80	1,020.20	5.09
Service Class I	1,000	1.25%	905.10	6.00	1,018.90	6.36
Large Cap Growth Fund
Initial Class	1,000	0.69%	1,006.10	3.49	1,021.70	3.52
Service Class	1,000	0.94%	1,003.90	4.75	1,020.50	4.79
Managed Volatility Fund
Initial Class	1,000	0.86%	1,004.50	4.35	1,020.90	4.38
Service Class	1,000	1.12%	1,003.60	5.66	1,019.60	5.70
Mid Cap Growth Fund
Initial Class	1,000	0.81%	988.90	4.06	1,021.10	4.13
Service Class	1,000	1.06%	988.00	5.31	1,019.90	5.40
Mid Cap Value Fund
Initial Class	1,000	0.88%	978.00	4.39	1,020.80	4.48
Service Class	1,000	1.13%	978.00	5.63	1,019.50	5.75
Small Cap Growth Equity Fund
Initial Class	1,000	1.09%	885.40	5.18	1,019.70	5.55
Service Class	1,000	1.34%	883.70	6.36	1,018.50	6.82
Small Company Value Fund
Class II	1,000	0.98%	939.50	4.79	1,020.30	4.99
Service Class I	1,000	1.23%	938.10	6.01	1,019.00	6.26
Small/Mid Cap Value Fund
Initial Class	1,000	0.79%	926.40	3.84	1,021.20	4.02
Service Class	1,000	1.04%	925.50	5.05	1,020.00	5.30
Total Return Bond Fund
Class II	1,000	0.60%	1,003.30	3.03	1,022.20	3.06
Service Class I	1,000	0.85%	1,001.40	4.29	1,020.90	4.33

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2015, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2016 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com.

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC

RS-38740-00

Item 2. Code of Ethics.

As of December 31, 2015, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2015, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2015 and 2014 were $1,038,764 and $793,707, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2015 and 2014. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2015 and 2014.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2015 and 2014 were $126,364 and $120,910, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2015 and 2014.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2015 and 2014. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2015 and 2014.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2015 and 2014 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2015 and 2014 were $732,859 and $1,959,810, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Jeffrey M. Dube
Jeffrey M. Dube, President and Principal Executive Officer

Date 2/23/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeffrey M. Dube
Jeffrey M. Dube, President and Principal Executive Officer

Date 2/23/16

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 2/23/16